SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]      Confidential, for use of the Commission only as permitted by Rule 14a-6
         (e)(2)

                              EXTECH Corporation
                (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:



     2) Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)



     4) Proposed maximum aggregate value of transaction:



     5) Total fee paid:



     [x] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1) Amount previously paid:


          2) Form, Schedule or Registration Statement no.:


          3) Filing Party:


          4) Date Filed:

                               EXTECH CORPORATION
                      The Financial Center at Mitchel Field
                                90 Merrick Avenue
                           East Meadow, New York 11554


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 25, 1999


To the Stockholders of EXTECH Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of EXTECH Corporation, a Delaware corporation (the "Company" or "EXTECH"), will be held on February 25, 1999 at The Financial Center at Mitchel Field, 90 Merrick Avenue, 9th Floor, East Meadow, New York 11554, at the hour of 10:00 a.m., for the following purposes:

         1. To elect three directors of the Company for the coming year. In the event of stockholder approval of Proposal 2, it is contemplated that Leon Lapidus, a director of the Company, will resign his position, and two new directors, Kevin Lang and Abraham Weinzimer, will be appointed. It is also contemplated that a fifth director, Robert M. Wallach, will be appointed concurrently with the appointment of Messrs. Lang and Weinzimer as directors. Such appointments of Messrs. Lang, Weinzimer and Wallach will be made by the Board of the Directors without further stockholder action.

         2. To approve the Agreement, dated as of May 8, 1998, by and among the Company, Morton L. Certilman, Jay M. Haft, Kevin Lang and Abraham Weinzimer, as amended (the "DCAP Agreement"), and the consummation of the transactions contemplated thereby (collectively, the "DCAP Acquisition"). Pursuant to the DCAP Acquisition, among other things (a) EXTECH will acquire all of the outstanding stock of Dealers Choice Automotive Planning Inc. ("DCAP"), a company that is owned by Messrs. Lang and Weinzimer, as well as interests in other companies that are wholly-owned or partially-owned by Messrs. Lang and Weinzimer, (b) EXTECH will issue an aggregate of 3,300,000 shares of its Common Stock ("Common Shares") to Messrs. Lang and Weinzimer, (c) Messrs. Certilman, Haft, Lang and Weinzimer will purchase an aggregate of 1,402,000 Common Shares from EXTECH, (d) Messrs. Certilman, Haft, Lang and Weinzimer will purchase an aggregate of 1,800,000 Common Shares from a stockholder of the Company, (e) EXTECH will lend monies to Messrs. Lang and Weinzimer to allow them to make the purchases of their portion of the 1,800,000 shares, (f) Messrs. Certilman, Haft, Lang and Weinzimer will enter into employment agreements with the Company and will be granted stock options, and (g) the size of the Board of Directors of EXTECH will be increased to four, Mr. Lapidus will resign as a director of the Company and Messrs. Lang and Weinzimer will be appointed as directors. The size of the Board is contemplated to be increased further to five at the closing of the DCAP Acquisition, and Mr. Wallach is to be appointed as a director. A copy of the DCAP Agreement is attached as Appendix A to the accompanying Proxy Statement.

         3. Subject to obtaining stockholder approval of the DCAP Acquisition, to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "DCAP Group, Inc."

         4. Subject to obtaining stockholder approval of the DCAP Acquisition, to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized Common Shares from 10,000,000 to 25,000,000.

         5. Subject to obtaining stockholder approval of the DCAP Acquisition, to approve an amendment to the Company's Certificate of Incorporation pursuant to which, if action is to be taken by the stockholders of EXTECH without a meeting, then the written consent of the holders of all of the shares of capital stock of the Company entitled to vote on such action will be required. However, if the action has been authorized by the Board of Directors, then the action may be taken by the written consent of the holders of not less than a majority of the shares of capital stock entitled to vote on such action.

         6. To ratify the adoption of the Company's 1998 Stock Option Plan.

         7. To transact such other business as may properly come before the Meeting.

         Only stockholders of record at the close of business on February 2, 1999 are entitled to notice of and to vote at the Meeting or at any adjournment thereof.

                                                          Brian K. Ziegler
                                                          Secretary


East Meadow, New York
February 9, 1999



================================================================================
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                                TABLE OF CONTENTS

                                                                            Page


Summary of the DCAP Acquisition............................................... 1
Soliciting, Voting and Revocability of Proxy.................................. 9
Forward-Looking Statements....................................................11
Executive Compensation........................................................12
Security Ownership of Certain Beneficial Owners and Management................13
Certain Relationships and Related Transactions................................15
Proposal 1:  Election of Directors............................................15
Proposal 2:  The DCAP Acquisition.............................................19
    EXTECH and DCAP...........................................................19
    Background of and Reasons for the DCAP Acquisition........................23
    Valuation of Sterling Foster Shares.......................................28
    Fairness Opinion..........................................................30
    The DCAP Agreement........................................................37
         Acquisition of Common Shares.........................................37
         Loans................................................................39
         Employment Agreements................................................40
         Buy-Out Upon Death...................................................44
         Restrictive Covenant Agreements......................................45
         Composition of the Board of Directors................................45
         Agreement as to Voting...............................................46
         Sale of EXTECH Shares................................................46
         Representations and Warranties.......................................46
         Pre-Closing Covenants................................................48
         No Negotiations......................................................48
         Conditions to Closing................................................49
         Closing of the DCAP Agreement........................................50
         Indemnification......................................................50
         Termination..........................................................51
         Amendment............................................................51
         Regulatory Requirements..............................................51
    Accounting Treatment......................................................51
    Federal Income Tax Consequences...........................................51
    Eagle.....................................................................54
    Stock Ownership Following the DCAP Acquisition and Eagle Issuance.........55
    Price Range of Common Shares..............................................57
    Pro Forma Financials Statements...........................................58
    Management's Discussion and Analysis or Plan of Operation.................65
    Recommendation and Required Vote..........................................70
Proposal 3:  Amendment to Certificate of Incorporation to Change Name.........70
Proposal 4:  Amendment to Certificate of Incorporation to Increase Number
  of Authorized Common Shares.................................................70

Proposal 5:  Amendment to Certificate of Incorporation to Require Unanimous,
  Rather than Majority, Written Consent of Stockholders in Lieu of a Meeting
  Under Certain Circumstances................................................ 72
Proposal 6:  The 1998 Stock Option Plan...................................... 73
Independent Public Accountants............................................... 78
Stockholders Proposals....................................................... 79
Other Business............................................................... 80
Incorporation of Certain Information by Reference............................ 80
Financial Statements.........................................................F-1
Appendix A - DCAP  Agreement,  together  with  amendments  thereto
Appendix B - Opinion of Capitalink, L.C.

                               EXTECH CORPORATION
                      The Financial Center at Mitchel Field
                                90 Merrick Avenue
                           East Meadow, New York 11554
                          ----------------------------

                                 PROXY STATEMENT
                          -----------------------------

                           SUMMARY OF DCAP ACQUISITION

     The following is a summary of the material provisions of the DCAP Agreement (as defined below) and certain other information contained elsewhere herein. The summary is not intended to be a complete description of such matters and is subject to and qualified in its entirety by reference to the more detailed information contained elsewhere herein and the full text of the DCAP Agreement (inclusive of the exhibits and Schedules A and B thereto, but exclusive of other schedules thereto) attached hereto as Appendix A.

     DCAP Agreement


     EXTECH Corporation (the "Company" or "EXTECH"), Morton L. Certilman, Jay M. Haft, Kevin Lang and Abraham Weinzimer (Messrs. Lang and Weinzimer are sometimes referred to collectively as the "DCAP Shareholders") have entered into an Agreement, dated as of May 8, 1998, as amended (the "DCAP Agreement"), with respect to the acquisition by the Company from the DCAP Shareholders of all of the issued and outstanding shares of Common Stock of Dealers Choice Automotive Planning Inc. ("DCAP") as well as interests held by them in certain entities affiliated with DCAP as reflected below. The DCAP Shareholders own (i) all of the issued and outstanding shares of Common Stock of DCAP, (ii) all of the issued and outstanding shares of Common Stock of certain other corporations as set forth on Schedule A to the DCAP Agreement, as amended, and (iii) at least 50% of the issued and outstanding shares of Common Stock of certain other corporations as set forth on Schedule B to the DCAP Agreement, as amended (collectively, the "DCAP Companies"). The stockholders of the Company are being asked to approve the DCAP Agreement, including the transactions contemplated thereby, as summarized below (collectively, the "DCAP Acquisition"). See "Proposal 2: The DCAP Acquisition - EXTECH and DCAP."

     Messrs. Certilman and Haft have voting power over an aggregate of 3,517,286 shares of Common Stock of EXTECH ("Common Shares"), or approximately 62.9% of the Company's outstanding Common Shares. Messrs. Certilman and Haft intend to vote in favor of approval of the DCAP Acquisition. In such event, the required stockholder approval will be obtained. See "Proposal 2: The DCAP Acquisition - Recommendation and Required Vote."


     Concurrently with the execution of the DCAP Agreement, EXTECH loaned to DCAP the amount of $311,000. Previously, EXTECH had loaned to DCAP the aggregate amount of $439,000.

Since the execution of the DCAP Agreement, EXTECH has loaned DCAP the additional aggregate net amount of $135,000. See "Proposal 2: The DCAP Acquisition - The DCAP Agreement Loans."

     At the closing of the DCAP Agreement, and pursuant to the terms thereof, the following transactions and events, among others, are contemplated to occur:


     (i) Messrs. Lang and Weinzimer will transfer all of the outstanding shares of Common Stock of DCAP as well as all of their holdings in the other DCAP Companies (generally ranging between 50% and 100%) (collectively, the "DCAP Shares") to the Company, and the Company will issue 1,650,000 Common Shares to each of them (an aggregate of 3,300,000 Common Shares). As of February 4, 1999 (the last day prior to the date of this Proxy Statement on which the Company's Common Shares were traded), the closing price for the Common Shares of EXTECH, as reported by the NASD OTC Electronic Bulletin Board (the "Bulletin Board"), was $1.9375 per share. Based upon such price, the 3,300,000 Common Shares to be issued to the DCAP Shareholders would have an aggregate value of $6,393,750. See "Proposal 2: The DCAP Acquisition - The DCAP Agreement - Acquisition of Common Shares."


     (ii) Messrs. Lang and Weinzimer will each purchase from EXTECH 475,000 Common Shares (an aggregate of 950,000 Common Shares) at a purchase price of $.25 per share. See "Proposal 2: The DCAP Acquisition - The DCAP Agreement - Acquisition of Common Shares."

     (iii)Messrs. Certilman and Haft (or their designees) will each purchase from EXTECH 226,000 Common Shares (an aggregate of 452,000 Common Shares) at a purchase price of $.25 per share. See "Proposal 2: The DCAP Acquisition - The DCAP Agreement - Acquisition of Common Shares."

     (iv) Messrs. Certilman, Haft, Lang and Weinzimer (or their designees) will each purchase 450,000 Common Shares of EXTECH (an aggregate of 1,800,000 Common Shares) (the "Sterling Foster Shares"), beneficially owned by Sterling Foster Holding Corp. ("Sterling Foster") and held by Mr. Certilman as voting trustee pursuant to a voting trust agreement with Sterling Foster, at a purchase price of $.25 per share. Mr.
          Certilman will not receive any portion of such purchase price. The purchase of the Sterling Foster Shares is conditioned upon the termination of the voting trust agreement. See "Proposal 2: The DCAP Acquisition - The DCAP Agreement -Acquisition of Common Shares."

     (v) EXTECH will lend to each of Messrs. Lang and Weinzimer the sum of $112,500 (an aggregate of $225,000) (the "Closing Loans"). The proceeds of the Closing Loans will be used by Messrs. Lang and Weinzimer solely for the purpose of acquiring their respective Sterling Foster Shares. See

          "Proposal 2: The DCAP Acquisition - The DCAP Agreement - Acquisition of Common Shares."

     (vi) Messrs. Certilman, Haft, Lang and Weinzimer will enter into employment agreements with EXTECH and will be granted stock options in connection therewith. See "Proposal 2: The DCAP Acquisition - The DCAP Agreement
          - Employment Agreements."

     (vii)The size of the Board of Directors of EXTECH will be increased to four, Leon Lapidus will resign as a director of the Company, and Messrs. Lang and Weinzimer will be appointed as directors thereof. See "Proposal 2: The DCAP Acquisition - Composition of the Board of Directors; and - Eagle" for a discussion of a contemplated further increase in the size of the Board to five and the appointment of a designee of Eagle Insurance Company ("Eagle") as a member thereof.

     The following illustrates the material features of the contemplated transaction:


[The paper format document uses a flow chart to diagram the contemplated transactions among the parties. The flow chart uses a table and arrows to indicate the payor, payee, amount and direction of payment of consideration among the parties.]

==================================================================================================================
                                                EXTECH
==================================================================================================================
from Lang and Weinzimer               from EXTECH to                 from Certilman         from EXTECH to
to EXTECH                           Lang and Weinzimer             and Haft to EXTECH     Certilman and Haft
========================    ===================================    ==================     ========================
 $9,500        DCAP         $225,000      950,000     3,300,000        $113,000                452,000
  Cash        Shares          Loan         EXTECH      EXTECH                                  EXTECH
   &                                       Shares      Shares                                  Shares
$228,000
  Note

===============================================================    ===============================================
                 LANG AND WEINZIMER                                          CERTILMAN AND HAFT
===============================================================    ===============================================
   from Sterling Foster            from Lang and Weinzimer         from Sterling Foster    from Certilman and Haft
   to Lang and Weinzimer           to Sterling Foster              to Certilman and Haft   to Sterling Foster
===========================        ============================    =====================   =======================
         900,000                      $225,000                        900,000                   $225,000
         EXTECH                                                       EXTECH
         Shares                                                       Shares


==================================================================================================================
                                              STERLING FOSTER
==================================================================================================================

     EXTECH and DCAP

     EXTECH's primary business is the operation of the International Airport Hotel in San Juan, Puerto Rico. See "Proposal 2: The DCAP Acquisition - EXTECH and DCAP."


     The DCAP Companies are engaged primarily in the following business: (i) retail automotive, motorcycle, boat, life, business and homeowner's insurance brokerage; (ii) income tax return preparation; and (iii) automobile club services for roadside emergencies. The DCAP Companies also provide services with regard to the obtaining of insurance premium financing, and intend to provide similar services with regard to personal and automobile loans. The DCAP Companies intend to provide direct insurance premium financing services and mortgage brokerage services to their clients. There are an aggregate of 57 "DCAP" locations in the New York metropolitan area. Of such locations, four are wholly-owned by Messrs. Lang and Weinzimer, 25 are owned partially by Messrs. Lang and Weinzimer (generally ranging for the two of them between 50% and 67%) and partially by other persons who generally operate the location, and 28 are operated by franchisees, in which Messrs. Lang and Weinzimer have no equity interest. The franchisor, DCAP Management Corp., however, is wholly owned by Messrs. Lang and Weinzimer and is one of the DCAP Companies whose shares are to be transferred to EXTECH as the closing of the DCAP Agreement. See "Proposal 2:
The DCAP Acquisition - EXTECH and DCAP."


     Background of and Reasons for the DCAP Acquisition

     EXTECH's primary business activity is the operation of the International Airport Hotel in San Juan, Puerto Rico (the "Hotel"). The Company has recently experienced declining revenues and increased losses. There is also an ongoing dispute between the Company and the owner of the San Juan International Airport (the "Airport") in which the Hotel is situated as to the length of the Company's lease. A litigation is currently pending as to this matter. Further, the Hotel faces the threat of potential competition from additional Airport hotels that could be built as well as from Puerto Rican beachfront hotels. Based upon these factors, the Board of Directors of the Company determined to consider alternative businesses.


     The Company became aware of DCAP when in 1994 it became a client of Certilman Balin Adler & Hyman, LLP, a law firm in which the Company's President, Morton L. Certilman, is a partner (such firm has not, however, represented DCAP or the DCAP Shareholders in connection with the DCAP Acquisition). Mr. Certilman's scrutiny of the DCAP Companies was further heightened after his daughter became a joint venture partner in four of the DCAP Companies. After EXTECH considered a number of other acquisition candidates in the sports franchise field and determined not to proceed, and following Mr. Certilman's analysis of DCAP and its operations, he recommended that the Board consider an acquisition transaction. Following a due diligence investigation of the DCAP Companies, the Board concluded that, despite the losses sustained by the DCAP Companies, based upon EXTECH's management skills and cash resources, together with the implementation of certain costs controls and expansion into contemplated new businesses, such as income tax return preparation and premium financing, there was a significant likelihood of profitability. Based upon such determination, on November 26, 1997, the Board unanimously authorized the execution and delivery of a letter of intent with respect to the acquisition of the DCAP Shares and a concurrent loan to DCAP in the amount of $325,000. On December 10, 1997, the Board received a written valuation report from Margolin Winer & Evens LLP to the effect that, as of October 31, 1997 and based upon and subject to certain matters stated therein, the Sterling Foster Shares had a fair market value of approximately $.20 per share. See "Proposal 2: The DCAP Acquisition - Valuation of Sterling Foster Shares." On May 7, 1998, the Board unanimously authorized the execution and delivery of the DCAP Agreement.

     On December 22, 1998, the Board received a written opinion from Capitalink, L.C. ("Capitalink"), as of May 8, 1998 (the date of the DCAP Agreement), to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, from a financial point of view, the consideration to be offered pursuant to the DCAP Agreement is fair to EXTECH. The full text of the written opinion of Capitalink, which sets forth the assumption made, matters considered and limitations on the review undertaken, is attached as Appendix B to this Proxy Statement and should be read carefully in its entirety. The opinion of Capitalink is directed to the Board of Directors of the Company, addresses only the fairness of the consideration offered from a financial point of view, and does not constitute a recommendation to any stockholder as to how such stockholder should vote on Proposal 2. See "Proposal 2: The DCAP Acquisition - Fairness Opinion."

     Risks and Disadvantages of DCAP Acquisition

     The stockholders of the Company should be aware that the DCAP Acquisition carries certain risks, including substantial dilution of the equity interest of the current stockholders of the Company, the need for additional capital for the Company to undertake planned growth and diversification, and significant competition in the businesses of the DCAP Companies.

     Currently Messrs. Certilman and Haft have voting control over 62.9% of the outstanding Common Shares of the Company. See "Securities Ownership of Certain Beneficial Owners and Management." Following the closing of the DCAP Acquisition and the issuance of Common Shares to Eagle, Messrs. Certilman, Haft, Lang and Weinzimer and Eagle will own approximately 82.6% of the Company's outstanding
Common Shares. Accordingly, such holders, if acting together, will have the ability to control the election of the Company's Board of Directors and other matters submitted to the Company's stockholders for approval. The additional Common Shares are being issued based upon a valuation of $.25 per share to Messrs. Certilman, Haft, Lang and Weinzimer (see "Proposal 2: The DCAP Acquisition-Valuation of Sterling Foster Shares") and $.67 per share to Eagle notwithstanding that the closing bid price for the Company's Common Shares on May 8, 1998 (the date of the DCAP Agreement) and October 2, 1998 (the date of the Eagle Subscription Agreement) were $.6875 and $.875 per share, respectively, as reported by the Bulletin Board. See "Proposal 2: The DCAP Acquisition-Fairness Opinion."

     It is contemplated that, concurrently with the closing of the DCAP Agreement, the Company will consummate the issuance of Common Shares to Eagle and will receive approximately $1,000,000 in equity financing as a result of such issuance. The Company believes that such proceeds, together with anticipated revenues from operations, will be sufficient to permit the Company to continue to conduct operations in the manner currently conducted by it and the DCAP Companies (including the proposed expansion plans as discussed under "Proposal 2: The DCAP Acquisition - EXTECH and DCAP - DCAP - Description of Business"). However, unless additional financing in an amount in excess of $1,000,000 is obtained, the Company will be unable to initiate certain increased advertising efforts that DCAP believes is necessary for growth. No definitive additional financing arrangements are in place and no assurances can be given that any such financing will be available upon commercially reasonable terms or otherwise; however, the Company has entered into a letter of intent with a placement agent with respect to a contemplated private equity financing. See "Proposal 2: The DCAP Acquisition - Management's Discussion and Analysis or Plan of Operation - EXTECH."


     DCAP competes with numerous well established companies that offer insurance brokerage services (including GEICO and Allstate), income tax preparation services (including H&R Block) and premium finance services. Many of these companies have substantially greater financial, technical and other resources than DCAP. Certain of these competitors have the financial resources necessary to enable them to withstand substantial price competition. See "Proposal 2: The DCAP Acquisition - Background of and Reasons for the DCAP Acquisition - Risks and Disadvantages of DCAP Acquisition."

     Accounting Treatment

     The DCAP Acquisition will be accounted for as a purchase. See "Proposal 2 - The DCAP Acquisition - Pro Forma Financial Statements."

     Federal Income Tax Consequences

     EXTECH will not recognize any gain or loss on the issuance of the Common Shares to the DCAP Shareholders or Messrs. Certilman and Haft.

     The consolidated net operating loss carryovers of EXTECH and the DCAP Companies may be materially limited for tax purposes as a result of the transaction.  See  "Proposal  2: The  DCAP  Acquisition  -  Federal  Income  Tax
Consequences" for a discussion of these and other Federal income tax consequences of the transaction.

     Eagle

     The Company and Eagle have entered into the Eagle Subscription Agreement which provides for the issuance and sale by the Company to Eagle of 1,486,893 Common Shares for an aggregate purchase price of approximately $1,000,000, or $.67 per share. The issuance is to be made concurrently with the closing of the DCAP Agreement. Eagle is a New Jersey insurance company wholly-owned by The Robert Plan, one of the largest insurers of assigned-risk drivers in the United

States. Pursuant to separate agency agreements between certain DCAP Companies and certain insurance company subsidiaries of The Robert Plan, such DCAP Companies have been appointed agents of the insurance companies with regard to the offering of automobile and other insurance products. Pursuant to the Eagle Subscription Agreement, at the closing, the size of the Board of Directors of the Company is to be increased to five and Robert M. Wallach, Eagle's designee and the President and Chief Executive Officer of The Robert Plan, is to be appointed as a member of the Board of Directors. See "Proposal 2: The DCAP Acquisition - Eagle."

     Summary Historical and Pro Forma Financial Data

     Summary Historical Financial Data

     The following tables set forth certain historical financial information for EXTECH and the DCAP Companies which are incorporated by reference into, or presented elsewhere in, this Proxy Statement.

     Summary Historical Financial Data - EXTECH

     The summary financial information set forth below for EXTECH for the years ended December 31, 1997 and 1996 and for the nine month periods ended September 30, 1998 and 1997 is derived from the more detailed consolidated financial statements incorporated by reference herein. Such information should be read in conjunction with such financial statements and the notes thereto. The consolidated financial statements for the years ended December 31, 1997 and 1996 were audited by Holtz Rubenstein & Co., LLP. The information for the nine month period ended September 30, 1998 is not necessarily indicative of operating results for the entire fiscal year.

     Statement of Operations

                        Nine Months Ended September 30,  Year Ended December 31,
                             1998        1997                1997       1996
                             ----        ----                ----       ----

         Revenues         $723,226    $761,519            $996,618   $1,118,647
         Net (loss)        (75,109)    (86,788)           (143,992)      (5,099)

         Balance Sheet
                                         September 30, 1998  December 31, 1997
                                         ------------------  -----------------

         Cash and cash equivalents         $  406,275          $1,040,389
         Notes and other receivables          822,438             355,316
         Working capital                    1,086,927           1,150,732
         Total assets                       1,512,699           1,622,332
         Total stockholders' equity         1,243,110           1,318,219

     Summary Historical Financial Data - DCAP Companies

     The summary financial information set forth below for the DCAP Companies for the years ended December 31, 1997 and 1996 and for the nine month periods ended September 30, 1998 and 1997 is derived from the more detailed combined financial statements included elsewhere herein. Such information should be read in conjunction with such financial statements and the notes thereto. The combined financial statements for the years ended December 31, 1997 and 1996 were audited by Deutsch, Marin & Company, LLP (except that the statement of cash flows for the year ended December 31, 1996 is unaudited). The information for the nine month period ended September 30, 1998 is not necessarily indicative of operating results for the entire fiscal year.

         Statement of Operations

                      Nine Months Ended September 30,    Year Ended December 31,
                          1998          1997               1997           1996
     Revenues         $6,173,809    $6,374,963           $8,486,540  $9,337,955
     Sale of book
          of business       -          535,334              535,334        -
     Net income (loss)  (365,485)       38,300               59,094    (353,595)

     Balance Sheet
                                         September 30, 1998  December 31, 1997

     Cash and cash equivalents            $      93,226                 -0-
     Working capital (deficiency             (1,443,175)           (753,164)
     Total assets                             2,397,867           2,372,809
     Total stockholders' (deficit)           (1,444,246)         (1,075,561)

     Summary Pro Forma Financial Data

     The following summary of financial information is based on the unaudited pro forma condensed consolidated financial statements of EXTECH and the DCAP
Companies appearing elsewhere herein and should be read in conjunction with those statements and the related notes thereto. The summary pro forma financial data gives effect to the consummation of the DCAP Acquisition and the issuance of Common Shares to Eagle.

     EXTECH and DCAP Companies

     Statement  of  Operations
                                      Nine Months Ended          Year Ended
                                     September 30, 1998       December 31, 1997

         Revenues                       $6,874,035               $9,505,158
         Net (loss)                       (494,094)                (155,898)
         Net (loss) per share                (0.04)                   (0.01)

         Balance Sheet
                                       September 30, 1998


         Cash and cash equivalents        $1,393,219
         Working capital                     736,537
         Total assets                      6,407,682
         Total stockholders' equity        3,186,828

                  SOLICITING, VOTING AND REVOCABILITY OF PROXY


     This Proxy Statement is being mailed to all stockholders of record of EXTECH at the close of business on February 2, 1999 in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on February 25, 1999 at 10:00 a.m., local time, or any adjournment thereof. The Proxy and this Proxy Statement were mailed to stockholders on or about February 11, 1999.


     All shares represented by Proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the instructions specified in such Proxies. Proxies so received without specified instructions will be voted as follows:

     (1) FOR the nominees named in the Proxy to EXTECH's Board of Directors, subject to modification thereto in the event of stockholder approval of Proposal 2 (see "Proposal 1: Election of Directors");

     (2) FOR the approval of the DCAP Acquisition;

     (3) FOR the approval (subject to stockholder approval of the DCAP Acquisition) of an amendment to the Company's Certificate of Incorporation to change the name of the Company to "DCAP Group, Inc.";

     (4) FOR the approval (subject to stockholder approval of the DCAP Acquisition) of an amendment to the Company's Certificate of Incorporation to increase the number of authorized Common Shares from 10,000,000 to 25,000,000;

     (5) FOR the approval (subject to stockholder approval of the DCAP Acquisition) of an amendment to the Company's Certificate of Incorporation pursuant to which, if action is to be taken by the stockholders of the Company without a meeting, then the written consent of the holders of all of the shares of capital stock of the Company entitled to vote on such action will be required. However, if the action has been authorized by the Board of Directors, then the action may be taken by the written consent of the holders of not less than a majority of the shares of capital stock entitled to vote on such action; and

     (6) FOR the ratification of the adoption of the Company's 1998 Stock Option Plan.

     The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that Proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     The total number of Common Shares outstanding and entitled to vote as of February 2, 1999 was 5,591,367. The Common Shares are the only class of securities of the Company entitled to vote on all matters presented to the stockholders of the Company, each share being entitled to one vote.

     The Company's Certificate of Incorporation provides for cumulative voting of shares for the election of directors, which means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (three) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or all three of the nominees. A majority of the Common Shares outstanding and entitled to vote as of February 2, 1999, or 2,795,684 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on February 2, 1999 will be entitled to vote. With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being three nominees, each person who receives one or more votes will be elected as a director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

     Stockholders may expressly abstain from voting on Proposals 2, 3, 4, 5 and 6 by so indicating on the Proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to stockholders. Broker non-votes are not counted for the purpose of determining whether a particular proposal has been approved. Since Proposals 2 and 6 require the affirmative approval of a majority of the Common Shares present in person or represented by proxy at the Meeting and entitled to vote (assuming a quorum is present at the Meeting), abstentions will have the effect of a negative vote while broker non-votes will have no effect. Since Proposals 3, 4 and 5 require the approval of a majority of the outstanding Common Shares of the Company, abstentions and broker non-votes will have the effect of a negative vote.

     Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The Proxy may be revoked by filing with EXTECH written notice of revocation or a fully executed Proxy bearing a later date. The Proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a Proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended Proxies should be sent to EXTECH at The Financial Center at Mitchel Field, 90 Merrick Avenue, 9th Floor, East Meadow, New York 11554, Attention: Corporate Secretary.

     The Proxy is being solicited by the EXTECH Board of Directors. EXTECH will bear the cost of the solicitation of Proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding Proxy materials to beneficial owners of EXTECH shares. Solicitations will be made primarily by mail, but certain directors, officers or employees of EXTECH may solicit Proxies in person or by telephone, telecopier or telegram without special compensation.

     A list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose germane to the Meeting, during ordinary business hours, for ten days prior to the Meeting, at the offices of the Company, 90 Merrick Avenue, East Meadow, New York 11554, and also during the whole time of the Meeting for inspection by any stockholder who is present.


     Stockholders of the Company do not have any appraisal rights under Delaware law in connection with the DCAP Acquisition. Therefore, even if a stockholder votes against the DCAP Acquisition, he will not be entitled to seek payment from the Company for his Common Shares.


                           FORWARD-LOOKING STATEMENTS

     Certain information contained herein and/or incorporated by reference in this Proxy Statement includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. EXTECH cautions readers that certain important factors may affect EXTECH's actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this Proxy Statement or which are otherwise made by or on behalf of EXTECH. For this purpose, any statements contained in this Proxy Statement that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," or "continue" or the negative variations thereof or comparable terminology are intended to identify forward-looking statements. Factors which may affect EXTECH's results include, but are not limited to, the risks and uncertainties discussed under "Proposal 2: The DCAP Acquisition Risks and Disadvantages of DCAP Acquisition."

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information concerning the compensation of Morton L. Certilman, President of the Company, for the fiscal years ended December 31, 1998, 1997 and 1996. No other executive officer of the Company as of December 31, 1998 had a total salary and bonus for the year then ended in excess of $100,000.

--------------------------------------------------------------------------------
                                            Annual
                                         Compensation
--------------------------------------------------------------------------------
      Name and Principal                                      All Other
           Position           Year          Salary          Compensation
--------------------------------------------------------------------------------
Morton L. Certilman           1998         $150,000             -0-*
President
                           -----------------------------------------------------
                              1997         $150,000             -0-*
                           -----------------------------------------------------
                              1996         $101,250             -0-*
--------------------------------------------------------------------------------

* Excludes fees payable during 1996, 1997 and 1998 by the Company to Certilman Balin Adler & Hyman, LLP, a law firm of which Mr. Certilman is a member. See "Certain Relationships and Related Transactions."

Option Grants

     No grants of stock options were made to Mr. Certilman during the fiscal years ended December 31, 1997 or 1998.

     The DCAP Agreement contemplates the grant of stock options to Messrs. Certilman, Haft, Lang and Weinzimer at the closing thereof. See "Proposal 2: The DCAP Acquisition - The DCAP Agreement - Employment Agreements."

Aggregated Option Exercises and Fiscal Year-End Option Value

     Mr. Certilman did not exercise any options during the years ended December 31, 1997 or 1998 and held no options as of December 31, 1997 or 1998.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     There are currently no employment agreements,  termination arrangements, or
change-in-control    arrangements  in place  between  the Company and any of its officers or directors.

     The DCAP Agreement contemplates that, at the closing thereof, Messrs. Certilman, Haft, Lang and Weinzimer will be offered employment agreements, each of which will contain payment-upon-termination provisions. See "Proposal 2: The DCAP Acquisition - The DCAP Agreement Employment Agreements."

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information as of December 31, 1998 regarding the beneficial ownership of the Company's Common Shares by (i) each person who the Company believes to be the beneficial owner of more than 5% of the Company's outstanding Common Shares, (ii) each present director, (iii) each person listed in the Summary Compensation Table under "Executive Compensation," and (iv) all of the Company's present executive officers and directors as a group. Reference is made to "Proposal 2: The DCAP Acquisition - Stock Ownership Following the DCAP Acquisition and Eagle Issuance" for a discussion of certain material changes that will occur in the stockholdings of the Company as a result of the consummation of the DCAP Acquisition.

  Name and Address               Number of Shares               Approximate
 of Beneficial Owner            Beneficially Owned             Percent of Class

Morton L. Certilman..........    2,611,893(1)(2)(3)                 46.7%
  The Financial Center
    at Mitchel Field
  90 Merrick Avenue
  East Meadow, New York

Adam R. Lieberman.............   1,800,000(2)(4)                    32.2%
  1 Bay Club Drive
  Bayside, New York

Jay M. Haft...................     905,393(1)(5)                    16.3%
  201 S. Biscayne Blvd.
  Suite 3000
  Miami, Florida

Leon Lapidus..................      20,000                            *
  111 Sinnott Road
  Scarborough Ontario
  M1L 4S6 Canada

All executive officers
and directors as a group
(4 persons)....................  3,562,286 (3)(5)(6)                63.7%

 *       Less than 1%.

(1) Each of Messrs. Certilman and Haft has previously filed a Schedule 13D and amendments thereto under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to their respective equity interests in the Company. In view of their intention to consult with each other with respect to the acquisition, voting and disposition of their respective shares, Messrs. Certilman and Haft may be deemed a group. Accordingly, the group of Messrs. Certilman and Haft beneficially owns 3,517,286 Common Shares. Such amount represents approximately 62.9% of the outstanding Common Shares of the Company. However, each of Messrs. Certilman and Haft independently makes his own decisions with respect to the acquisition, voting and disposition of the Common Shares directly owned by him. Further, neither Mr. Certilman nor Mr. Haft has any economic interest in the Common Shares directly owned by the other.

(2) Pursuant to a certain Amended and Restated Voting Trust Agreement, dated as of December 30, 1996, between Sterling Foster Holding Corp. ("Sterling Foster") and Mr. Certilman, as voting trustee (the "Voting Trust Agreement"), Sterling Foster transferred voting control over all 1,800,000 Common Shares of the Company it presently owns to Mr. Certilman during the three year term of the Voting Trust Agreement. Beneficial ownership of such shares is contemplated to be transferred, and the Voting Trust Agreement is contemplated to terminate, at the closing of the DCAP Agreement. See
     "Proposal 2: The DCAP Acquisition - The DCAP Agreement - Acquisition of Common Shares."

(3) Includes 1,800,000 shares held by Mr. Certilman pursuant to the Voting Trust Agreement and 360,000 shares held in a retirement trust for his benefit.

(4) Represents shares held by Mr. Certilman as voting trustee as described in footnote (2). The Company has been advised that Mr. Lieberman is the President and sole stockholder of Sterling Foster.

(5)  Includes  12,500  shares held in a retirement  trust for the benefit of Mr.
     Haft.

(6) Includes 5,000 shares held in a retirement trust for the benefit of an executive officer and 20,000 shares held by such executive officer's wife. Such executive officer disclaims beneficial ownership of the shares owned by his wife.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 1996, the Company issued 3,200,000 Common Shares at a price of $.25 per share for a total subscription price of $800,000. Of such amount, $450,000 was paid by Sterling Foster for the purchase of 1,800,000 shares and $175,000 was paid by each of Mr. Certilman and Mr. Haft for the purchase of 700,000 shares each. Except as a purchaser of Common Shares, neither Sterling Foster nor Mr. Lieberman was involved as an underwriter or otherwise in connection with the transaction.

     As discussed in "Proposal 2: The DCAP Acquisition," the Company has entered into an agreement with respect to the acquisition of all of the issued and outstanding shares of Common Stock of DCAP as well as interests in certain entities affiliated with DCAP. Four of the DCAP Companies are one-half owned by Mr. Certilman's daughter; however, her interest in such entities is not contemplated to be purchased, and no EXTECH Common Shares or other consideration is to be issued to her in connection with the DCAP Acquisition.

     Certilman Balin Adler & Hyman, LLP, a law firm of which Mr. Certilman is a member, serves as counsel to the Company. It is presently anticipated that such firm will continue to represent the Company and/or its affiliates and will receive fees for its services at rates and in amounts not greater than would be paid to unrelated law firms performing similar services.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Three directors are to be elected at the Meeting to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and have qualified. See, however, the discussion of Proposal 2 below.

     The Company's Certificate of Incorporation provides for cumulative voting of shares for the election of directors, which means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (three) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or all three of the nominees.

     As discussed under Proposal 2 with respect to the approval of the DCAP Acquisition, in the event of stockholder approval of Proposal 2 and the consummation of the transactions contemplated by the DCAP Agreement, it is contemplated that, at the closing, the size of the Board of Directors of EXTECH will be increased to four, Mr. Lapidus will resign as a director of the Company, and Kevin Lang and Abraham Weinzimer, the stockholders of DCAP, will be appointed as members of the Board of Directors. In addition, as discussed under such Proposal 2, it is contemplated that, concurrently with the closing of the DCAP Agreement, pursuant to a Subscription Agreement dated October 2, 1998 between the Company and Eagle Insurance Company ("Eagle"), a wholly-owned subsidiary of The Robert Plan Corporation ("The Robert Plan") (the "Eagle Subscription Agreement"), the Company will issue and sell 1,486,893 Common Shares to Eagle, the size of the

Board of Directors will be further increased to five and Robert M. Wallach, the President and Chief Executive Officer of The Robert Plan, will be appointed as a member of the Board of Directors. Such actions, if taken, will be done so by the Board of Directors pursuant to the provisions of the Company's By-Laws without further stockholder action. Biographical information with respect to Messrs. Lang, Weinzimer and Wallach is set forth below. Except for the securities of the Company to be issued to Messrs. Lang and Weinzimer pursuant to the terms of the DCAP Agreement and to Eagle pursuant to the terms of the Eagle Subscription Agreement (see "Proposal 2: The DCAP Acquisition"), to the knowledge of the Company, neither Mr. Lang nor Mr. Weinzimer nor Mr. Wallach beneficially owns, or upon the consummation of the DCAP Agreement or the Eagle Subscription Agreement will own, any securities of the Company. In addition, to date, except for the DCAP Agreement and the Eagle Subscription Agreement and the transactions contemplated thereby (see "Proposal 2: The DCAP Acquisition"), neither Mr. Lang nor Mr. Weinzimer nor Mr. Wallach has been employed by, received any compensation from, engaged in any transaction with or had any other relationship with the Company.

Nominees for Directors

     All three of the nominees are currently directors of EXTECH. The following table sets forth each nominee's age as of December 31, 1998, the positions and offices presently held by him with the Company, and the year in which he became a director. The Board recommends a vote FOR all nominees. The persons named as Proxies intend to vote cumulatively all shares represented by Proxies equally among all nominees for election as directors, unless Proxies are marked to the contrary.

                                  Positions and Offices
                                  Presently Held with        Director
Name                      Age     the Company                 Since

Morton L. Certilman       66      President and Director      1989

Jay M. Haft               63      Chairman of the Board       1989

Leon Lapidus              53      Director                    1989

     Morton L. Certilman has served as the Company's President since October 1989. Mr. Certilman has been engaged in the practice of law for more than the past five years and is a member of the law firm of Certilman Balin Adler & Hyman, LLP. Mr. Certilman is Chairman of the Long Island Regional Planning
Board, the Nassau County Coliseum Privitization Commission, and the Northrop/Grumman Master Planning Council, and is a director of the Long Island Association, the New Long Island Partnership and the Long Island Sports Commission. Mr. Certilman has lectured extensively before bar associations, builders' institutes, title companies, real estate institutes, banking and law school seminars, The Practicing Law Institute, The Institute of Real Estate Management and at annual conventions of such organizations as the National Association of Home Builders, the

Community Associations Institute and the National Association of Corporate Real Estate Executives. He was a member of the faculty of the American Law Institute/American Bar Association, as well as the Institute on Condominium and Cluster Developments of the University of Miami Law Center. Mr. Certilman has written various articles in the condominium field, is the author of the New York State Bar Association Condominium Cassette and the Condominium portion of the State Bar Association book on "Real Property Titles." Mr. Certilman received an LL.B. degree, cum laude, from Brooklyn Law School.

     Jay M. Haft has served as the Company's Chairman of the Board since October 1989. Mr. Haft has been engaged in the practice of law for more than the past five years and serves as counsel to Parker Duryee Rosoff & Haft. He was previously a senior corporate partner of such firm (1989- 1994). Mr. Haft is a strategic and financial consultant for growth stage companies. He is active in international corporate finance, mergers and acquisitions, as well as in the representation of emerging growth companies. He has actively participated in strategic planning and fund raising for many high-tech companies, leading edge medical technology companies and technical product, service and marketing companies. Mr. Haft is a Managing General Partner of Gen Am "1" Venture Fund, an international venture capital fund. Mr. Haft is also a director of numerous public and private corporations, including Robotic Vision Systems, Inc., Noise Cancellation Technologies, Inc., Encore Medical Corporation, PC Service Source, Inc., DUSA Pharmaceuticals, Inc., Oryx Technology Corp., and Thrift Management, Inc, all of whose securities are traded in the over-the-counter market, and serves as Chairman of the Board of Noise Cancellation Technologies, Inc. Mr. Haft is a past member of the Florida Commission for Government Accountability to the People, and a national trustee and Treasurer of the Miami Ballet. Mr. Haft received B.A. and LL.B. degrees from Yale University.

     Leon Lapidus has been the President of the Mibro Group, a privately-held importer, packager and distributor of hardware, for more than the past five years. Mr. Lapidus received a B.A. degree from Hunter College and an M.B.A. degree from the Bernard M. Baruch College of the City of New York.

     Mr. Lapidus is the brother-in-law of Mr. Haft. Brian K. Ziegler, Secretary of the Company, is Mr. Certilman's son-in-law. There are no other family relationships among any of EXTECH's executive officers and directors.

Contemplated New Directors

     DCAP

     Kevin Lang, age 40, has served as President of DCAP since its inception in 1982. Mr. Lang also serves as an officer and director of each of the other DCAP Companies.

     Abraham Weinzimer, age 41, has served as Vice President of DCAP since its inception in 1982. Mr. Weinzimer also serves as an officer and director of each of the other DCAP Companies.

     Eagle

     Robert M. Wallach, age 46, has served as Chairman and Chief Executive Officer of The Robert Plan since 1993. See "Proposal 2: The DCAP Acquisition - Eagle."

Services

     Messrs. Certilman and Haft currently devote, and, in the event of the DCAP Acquisition, pursuant to employment agreements contemplated to be entered into with them, will continue to devote, part-time services to the Company. Currently, Messrs. Certilman and Haft devote approximately 25% and 5% of their business time to the activities of EXTECH. The employment agreements contemplated to be entered into with them provides that they are to perform such part-time services as are reasonably necessary for them to fulfill their responsibilities as Chairman of the Board and Vice Chairman, respectively. The employment agreements contemplated to be entered into with Messrs. Lang and Weinzimer provide that they are to devote all of their business time and efforts to activities involving the Company. See "Proposal 2: The DCAP Acquisition - The DCAP Agreement - Employment Agreements."

Committees

     The Audit Committee of the Board of Directors is responsible for (i) recommending independent accountants to the Board, (ii) reviewing the Company's financial statements with management and the independent accountants, (iii) making an appraisal of the Company's audit effort and the effectiveness of the Company's financial policies and practices and (iv) consulting with management and the Company's independent accountants with regard to the adequacy of internal accounting controls. The members of the Audit Committee currently are Messrs. Certilman and Haft. See, however, "Proposal 2: The DCAP Acquisition - Composition of the Board of Directors."

     The Finance Committee of the Board of Directors is responsible for (i) developing and analyzing plans for corporate expansion, examining and adjusting the Company's capital structure and determining long-range financial requirements and (ii) other matters relating to the financial affairs of the Company. The members of the Finance Committee currently are Messrs. Certilman and Haft. See, however, "Proposal 2: The DCAP Acquisition - Composition of the Board of Directors."

     The  Company  does  not  have  any  standing   nominating  or  compensation
committees of the Board of Directors or committees performing similar functions. These functions are currently performed by the Board as a whole.

Meetings

     The Board of Directors of the Company held four meetings during the Company's fiscal year ended December 31, 1997. All of the Company's directors attended all such meetings. The Board acted on one occasion during such period by unanimous written consent in lieu of a meeting. Neither the Audit Committee nor the Finance Committee of the Board of Directors was in existence as of December 31, 1997.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Exchange Act ("Section 16") requires that reports of beneficial ownership of Common Shares and changes in such ownership be filed with the Securities and Exchange Commission (the "SEC") by Section 16 "reporting persons," including directors, certain officers, holders of more than 10% of the outstanding Common Shares and certain trusts of which reporting persons are trustees. EXTECH is required to disclose in this Proxy Statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 1997. To the Company's knowledge, based solely on a review of a copy of a Form 4 furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 1997, EXTECH's officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

                        PROPOSAL 2: THE DCAP ACQUISITION

     At the Meeting, the stockholders of the Company will consider and vote upon a proposal to approve the DCAP Acquisition. A summary of the DCAP Acquisition is included in this Proxy Statement beginning on the cover page hereof.

EXTECH and DCAP

     EXTECH

     The Company's primary business is the operation, through its wholly-owned subsidiary, IAH, Inc. ("IAH"), of the International Airport Hotel in San Juan, Puerto Rico (the "Hotel"). The Hotel occupies the third and fifth floors of the main terminal building at San Juan International Airport (the "Airport"), and generally caters to commercial and tourist travelers in transit. The operations of the Hotel are highly seasonal, with a disproportionate share of its revenues generated during the first several months of the calendar year. For further information, reference is made to Item 1 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, as amended (the "1997 Form 10-KSB"), which Item 1 is incorporated herein by reference. See also "Background of and Reasons for the DCAP Acquisition."

     The Company was incorporated in Delaware in 1961 under the name Executive House, Inc. and changed its name to EXTECH Corporation in 1991. Its executive offices are located at The

Financial Center at Mitchel Field, 90 Merrick Avenue, 9th Floor, East Meadow, New York 11554, and its telephone number is (516) 794-6300.

     DCAP

     General


     The DCAP Companies are engaged primarily in the following businesses: (i) retail automotive, motorcycle, boat, life, business and homeowner's insurance brokerage; (ii) income tax return preparation; and (iii) automobile club for roadside emergencies. The DCAP Companies also provide services with regard to the obtaining of insurance premium financing, and intend to provide similar services with regard to personal and automobile loans. The DCAP Companies intend to provide direct insurance premium financing services and mortgage brokerage services to their clients. There are an aggregate of 57 "DCAP" locations in the New York metropolitan area. Of such locations, four are wholly-owned by Messrs. Lang and Weinzimer (each a "wholly-owned location"), 25 are owned partially by Messrs. Lang and Weinzimer (generally ranging for the two of them between 50% and 67%) and partially by other persons who generally operate the location (the "joint venture partner") (each a "joint venture location"), and 28 are operated by franchisees (each a "franchise"), in which Messrs. Lang and Weinzimer have no equity interest. The franchisor, DCAP Management Corp., however, is wholly-owned by Messrs. Lang and Weinzimer and is one of the DCAP Companies whose shares are to be transferred to EXTECH at the closing of the DCAP Agreement. Since DCAP's inception, Mr. Lang has served as its President and Mr. Weinzimer has been its Vice President.


     DCAP was incorporated in New York in 1982; its executive offices are located at 2545 Hempstead Turnpike, Suite 100, East Meadow, New York 11554 and its telephone number is (516) 735-0900.

     Description of Business

     Insurance and Other Brokerage

     Commissions and other amounts received in connection with the selling of automobile insurance policies, as well as other types of property and casualty insurance, represents approximately 95% of the revenues of the DCAP Companies. Initially, the DCAP Companies specialized in offering assigned-risk and nonstandard insurance policies. Assigned-risk and nonstandard policies are issued after an analysis of such factors as the driver's accident record, the kind of car being insured, the age and credit risk of the driver, where the insured lives, and other items. Over the last several years, the DCAP Companies have also been marketing and selling standard and preferred policies; commissions and other amounts received in connection with the issuance of standard and preferred policies now represents approximately 10% of their auto insurance revenues. Because DCAP has insurance underwriting relationships with several nationally known insurance carriers, including Chubb, Travelers, Progressive Casualty, General Accident, and

The Robert Plan (see "Eagle"), serving as either brokers or agents, the DCAP Companies can offer their customers many carrier and premium options.

     The DCAP Companies have established a presence in all five New York City boroughs, Westchester, Nassau and Suffolk Counties, New York and northern New Jersey. Locations are selected to maximize the attraction of "walk-in" retail customers, i.e., customers without an established relationship with the DCAP Companies and who come to the store without an appointment. Such customers constitute the majority of the DCAP Companies' business.


     In addition to automobile insurance brokerage, the DCAP Companies offer property and casualty insurance for motorcycles and boats, life and mortgage insurance, commercial property insurance, and homeowners' insurance. The DCAP Companies also offer agency and brokerage services with regard to the obtaining of insurance premium financing as well as personal and automobile loans, and intend to offer mortgage brokerage services.


          Income Tax Return Preparation

     Income tax return preparation services have been provided by a small number of the DCAP Companies since 1997. The tax return preparation service allows the DCAP Companies to offer an additional service to the walk-in customers who comprise the bulk of their customer base, as well as to existing customers. The participating DCAP Companies gather information from filers and forward it to an unaffiliated third party, which processes the information, generates returns to be submitted to the Internal Revenue Service and other taxing authorities, manually or electronically files the returns and processes any refunds. DCAP intends to use a wholly-owned subsidiary, 1-800- Income Tax, Inc., as an intermediary between the various DCAP Companies and the third party processor. DCAP management believes that the provision of this service not only increases the revenues of the DCAP Companies, but also enhances their presence in the various markets that they serve and aids in customer retention. DCAP management expects that greater emphasis will be placed upon this business operation in the near future.

          Automobile Club

     As a complement to the automobile insurance operations, the DCAP Companies offer automobile club services for roadside emergencies. Memberships are offered by the DCAP Companies for such services, and arrangements are made with service stations and towing companies to fulfill service call requirements.

          Premium Financing

     Clients who purchase insurance policies are often unable to pay the premium in a lump sum, or make the required down payment, and, therefore, require financing. The DCAP Companies currently outsource premium financing for more than 500 clients a month and expect that number to increase in the near future. According to statistics from the Bureau of Labor Statistics of the U.S.

Department of Labor, while the cost of living averaged a 3.1% increase per year from 1991 to 1995, the increase in the cost of automobile insurance was 5.7% during the same period. Based upon the perceived need for premium financing, the DCAP Shareholders formed Payments, Inc., a company that is wholly-owned by them and licensed by the New York State Banking Department as a premium finance agency. Approval of the New York State Banking Department of the acquisition by the Company of Payments, Inc. (as part of the DCAP Acquisition) has been obtained. It is anticipated by DCAP management that approximately $350,000 in capital will be utilized to initiate the planned premium finance business. An additional $2,500,000 in credit availability is being sought in connection therewith. Although no definitive commitments are in place, this credit availability is being sought from an institutional lender. The contemplated financing terms include a secured revolving credit facility in the amount of $2,500,000 and interest at a rate equal to 1.5% in excess of the prime rate. The contemplated financing is conditioned upon the consummation of the DCAP Acquisition, the issuance of Common Shares to Eagle and an initial capitalization of Payments, Inc. by EXTECH in the amount of $350,000. No assurance can be given that such credit facility or other financing will become available to DCAP, or that, if such alternative financing does become available, it will be on terms acceptable to DCAP.

          Structure and Operations

     As indicated above, of the 57 "DCAP" locations, four are wholly-owned locations, 25 are joint venture locations and 28 are franchises. The joint venture locations and franchises consist of both "conversion" operations, i.e., where an existing insurance brokerage with an established business becomes a DCAP store, and "startup" operations, i.e., where an entrepreneur commences business operations as a DCAP location. The wholly-owned locations are managed by persons employed by the respective DCAP Company, the joint venture locations are managed either by the joint venture partner or persons employed by the DCAP Company, and the franchises are managed by or under the supervision of the franchisee.

     To promote consistency and efficiency, all DCAP Company managers (including a joint venture partner, if a manager) are trained by DCAP. The DCAP training program covers marketing and sales training, office and logistics training, and extensive computer training, including training with regard to the software system described below.

     DCAP provides the administrative services and functions of a "central office" to the wholly-owned and joint venture locations. Among the services rendered to the DCAP storefront locations are sales training, bookkeeping and accounting, processing services and customer service functions provided primarily in connection with insurance policy brokerage. DCAP has approximately 25 employees engaged in the provision of "central office" services. Franchises operate without the assistance of DCAP's "central office" functions.

     The DCAP staff also provides management support services that include assistance with hiring of employees and the writing of local advertising, and advice concerning appropriate potential carriers for particular customers. DCAP also manages the cooperative advertising program in which all of the DCAP Companies participate.

     In addition to the above services, DCAP provides to the DCAP Companies a direct business relationship with nationally-known and local insurance carriers that would otherwise be beyond the reach of small, privately-owned retail insurance operations. As a result, an individual DCAP Company can offer policy and premium options to its customers that other local insurance brokerages cannot. This direct relationship is enhanced by a software system, known as the DCAP Management System ("DMS"), that provides a direct link to certain carrier databases. DMS enables each DCAP Company to access policy coverage and cost information, application requirements, and other kinds of information. It also enables the DCAP Companies' brokers to search various databases to obtain pertinent information about potential customers.

     Strategy

     DCAP's management seeks to achieve an increase in market share through a two-pronged strategy of (i) increasing name recognition, and (ii) expanding and diversifying the products and services offered by the DCAP Companies. Increased name recognition will be pursued through the establishment of additional DCAP storefront sites (both conversion and start-up types), combined with increased marketing activities such as a proposed consumer education newsletter. In addition, the cooperative advertising program will continue to use the aggregated buying power of the DCAP Companies to advertise in various editions of directories, in automobile sales and other publications and on the radio. See "Background of and Reasons for the DCAP Acquisition - Risks and Disadvantages of DCAP Acquisition."

     The second goal, to increase and diversify the products and services offered, will capitalize on the nature of the typical DCAP customer. It is contemplated that such person, the "walk-in" customer, will be offered not only a variety of automobile insurance products, but, as noted above, additional types of insurance currently offered, including life, mortgage, commercial property and homeowners' insurance, other brokerage services with regard to personal and automobile loans, and other contemplated services, including an income tax return processing program, a premium financing service and a mortgage brokerage service.

Background of and Reasons for the DCAP Acquisition

     The Company's primary business activity is the operation of the Hotel in San Juan, Puerto Rico, through IAH, the Company's subsidiary. The decision of the Company's Board of Directors to recommend stockholder approval of the DCAP Acquisition has been reached after careful consideration of several factors and circumstances concerning its current business as well as the business operated by the DCAP Companies.

     Declining Performance

     The Company has recently experienced declining revenues and increased losses. Total revenues were $723,226 for the nine months ended September 30, 1998 as compared to $761,519 for the comparable period in 1997, and $996,618 for the fiscal year ended December 31, 1997 as compared to $1,118,647 for the fiscal year ended December 31, 1996. Included within such revenue figures were room rental and other departmental revenues for the Hotel of $656,640 for the first nine months of 1998 as compared to $713,939 for the comparable 1997 period, and $895,238 for the fiscal year ended December 31, 1997 as compared to $936,976 for the fiscal year ended December 31, 1996. In addition, the Company incurred net losses of $75,109 for the nine months ended September 30, 1998, $143,992 for the fiscal year ended December 31, 1997 and $5,099 for the fiscal year ended December 31, 1996.

     The Lease - Dispute with Puerto Rico Ports Authority as to its Length

     There is an ongoing dispute between the Company and the Puerto Rico Ports Authority (the "Ports Authority"), the owner of the San Juan International Airport in which the Hotel is situated, as to the length of IAH's lease. On July 22, 1988, IAH entered into a lease agreement with the Ports Authority pursuant to which the Ports Authority granted IAH a lease to operate the Hotel for five years until June 30, 1993, plus, at the option of IAH, an additional five year term to end June 30, 1998 (subject to agreement as to the rental amount payable, which the parties agreed to negotiate in good faith).

     In 1992, in accordance with the lease agreement, IAH exercised its right for a five year extension of its lease. At the time, the Ports Authority was uncertain as to whether it wished to build a new hotel in the parking lot of the Airport or upgrade the existing Hotel (located in the Airport terminal) and, therefore, requested that IAH accept a 30 month extension of the then existing term. IAH agreed to a 30 month extension and signed a supplemental lease agreement with the Ports Authority in May 1992 extending the lease term to December 31, 1995. IAH is of the belief that, pursuant to the supplemental lease agreement, it retained the option to continue the lease for a period of five years to December 31, 2000.

     In July 1993, the Assistant Director of Operations of the Ports Authority forwarded to IAH a letter containing the terms of a proposed ten year lease extension which IAH approved, signed and returned to the Ports Authority. Although the letter setting forth the terms of the extension agreement with IAH does not make the Ports Authority's approval conditional upon the approval of its Board of Directors, the Ports Authority has taken such position and, since Board of Directors approval was not obtained, the Ports Authority has asserted that the extension is not in effect. IAH is of the belief that a ten year agreement has been entered into between IAH and the Ports Authority pursuant to the foregoing or that, alternatively, it exercised its right to extend the term of the lease to December 31, 2000.

     Based upon IAH's refusal to acknowledge that, effective January 1, 1996, it occupied the Hotel on a month-to-month basis, in February 1996, the Ports Authority requested that IAH vacate, surrender and deliver the premises by February 29, 1996. Following the receipt of such request, on February 26, 1996, IAH brought an action in the Superior Court of San Juan, Puerto Rico for declaratory judgment and possessory injunction against the Ports Authority with respect to the Hotel. The action seeks a declaratory judgment that IAH exercised an option with respect to its lease for the Hotel for an extension of the term of five years commencing on January 1, 1996 or, alternatively, that the Ports Authority executed a new lease agreement for a ten year period commencing on such date. Certain discovery proceedings have taken place, and the action is still pending. IAH has continued to operate the Hotel during the pendency of the action.

     Competition

     The Hotel faces little direct competition currently, but there is no assurance that this will continue. A number of years ago, the Ports Authority requested proposals for the construction of an additional hotel at the Airport; although the Ports Authority subsequently abandoned that plan and instead determined to upgrade and expand the Hotel, it retains the authority to construct additional Airport hotels, which would provide direct competition with the Hotel. In addition, with a general decline in the tourism industry in Puerto Rico, Puerto Rican beachfront hotels have in some instances reduced rates to the extent that such beachfront hotel rates are competitive with those of the Hotel.

     Board Determination

     The Company's declining performance, the uncertainty caused by the lawsuit and, to a lesser degree, the threat of competition with the Hotel led the Board of Directors to consider alternative businesses. Prior to considering DCAP as an acquisition candidate, the Company explored a number of opportunities to acquire sports franchises. However, none of the contemplated transactions closed either as a result of issues that arose during the Company's due diligence investigation, a breakdown in negotiations or a failure to satisfy closing conditions.

     Following such efforts, Mr. Certilman turned his attention to the possibility of a transaction with DCAP. The Company had become aware of DCAP when in 1994 it became a client of Certilman Balin Adler & Hyman, LLP, the law firm of which the Company's President, Morton L. Certilman, is a partner (such firm has not, however, represented DCAP or the DCAP Shareholders in connection with the DCAP Acquisition). As a result of such relationship, Mr. Certilman began to learn the business of the DCAP Companies. Subsequently, he recommended to his daughter that she consider an investment opportunity with DCAP, and she then became a joint venture partner in four of the DCAP Companies (see "Certain Relationships and Related Transactions" above). DCAP provided Mr. Certilman with certain historical and projected financial information and other information with regard to the existing business of the DCAP Companies and their plans to expand into related areas. The projected financial information, dated as of July 1997, reflected projected combined revenues for the DCAP Companies of approximately $8,800,000, $11,000,000 and $11,800,000 for 1997, 1998 and 1999,
respectively, and projected combined net income for the DCAP Companies of approximately $120,000, $640,000 and $770,000 for 1997, 1998 and 1999,
respectively. The projected financial information was based upon certain assumptions, including the assumption that the DCAP Companies would obtain an aggregate of approximately $4,900,000 in equity and long-term debt financing which would enable them to consolidate debt and provide a funding mechanism for their contemplated premium financing operations. Mr. Certilman reviewed certain other financial information as to the estimated start-up costs for the DCAP Companies (approximately $1,070,000, based upon the equity interests of the DCAP Shareholders in the DCAP Companies) as well as the annual franchise fees payable to DCAP Management (approximately $470,000) and the projected combined stockholders' deficit of the DCAP Companies (approximately $700,000). Based upon such analysis, he determined that the interest of the DCAP Shareholders in the DCAP Companies had a value of approximately $840,000.

     The Board reviewed the information provided and authorized a due diligence investigation of the DCAP Companies. Following such review and investigation, the Board concluded that, despite the losses sustained by the DCAP Companies, based upon EXTECH's management skills and cash resources, together with the implementation of certain cost controls and expansion into contemplated new businesses, such as income tax return preparation and premium financing, there was a significant likelihood of profitability. Based upon such determination, on November 26, 1997, the Board unanimously authorized the execution and delivery of a letter of intent with respect to the acquisition of the DCAP Shares and a concurrent loan to DCAP in the amount of $325,000. See "Loans."

     Following the execution of the letter of intent, the Board reviewed a certain valuation report, dated December 10, 1997, prepared in connection with the contemplated acquisition of the Sterling Foster Shares, that estimated the fair market value of the Sterling Foster Shares, as of October 31, 1997, at $.20 per share. See "Valuation of Sterling Foster Shares." Based upon the foregoing, the Board concluded that 3,300,000 Common Shares of EXTECH was a fair consideration for the DCAP Shares. On May 7, 1998, the Board unanimously authorized the execution and delivery of the DCAP Agreement.

     On December 22, 1998, the Board received a written opinion from Capitalink, L.C. ("Capitalink") to the effect that, as of May 8, 1998 (the date of the DCAP Agreement) and based upon and subject to certain matters stated therein, from a financial point of view, the consideration to be offered pursuant to the DCAP Agreement is fair to EXTECH. The full text of the written opinion of Capitalink, which sets forth the assumption made, matters considered and limitations on the review undertaken, is attached as Appendix B to this Proxy Statement and should be read carefully in its entirety. The opinion of Capitalink is directed to the Board of Directors of the Company, addresses only the fairness of the consideration offered from a financial point of view, and does not constitute a recommendation to any stockholder as to how such stockholder should vote on Proposal 2. See "Fairness Opinion."

     Risks and Disadvantages of DCAP Acquisition

     The stockholders of the Company should be aware that the DCAP Acquisition carries certain risks, including substantial dilution of the equity interest of the current stockholders of the Company, the need for additional capital for the Company to undertake planned growth and diversification, and significant competition in the businesses of the DCAP Companies.

     Currently Messrs. Certilman and Haft have voting control over 62.9% of the outstanding Common Shares of the Company. See "Securities Ownership of Certain Beneficial Owners and Management." Following the closing of the DCAP Acquisition and the issuance of Common Shares to Eagle, Messrs. Certilman, Haft, Lang and Weinzimer and Eagle will own approximately 82.6% of the Company's outstanding
Common Shares. Accordingly, such holders, if acting together, will have the ability to control the election of the Company's Board of Directors and other matters submitted to the Company's stockholders for approval. The additional Common Shares are being issued based upon a valuation of $.25 per share to Messrs. Certilman, Haft, Lang and Weinzimer (see "Valuation of Sterling Foster Shares") and $.67 per share to Eagle notwithstanding that the closing bid price for the Company's Common Shares on May 8, 1998 (the date of the DCAP Agreement) and October 2, 1998 (the date of the Eagle Subscription Agreement) were $.6875 and $.875 per share, respectively, as reported by the Bulletin Board. See "Fairness Opinion."

     It is contemplated that, concurrently with the closing of the DCAP Agreement, the Company will consummate the issuance of Common Shares to Eagle and will receive approximately $1,000,000 in equity financing as a result of such issuance. The Company believes that such proceeds, together with anticipated revenues from operations, will be sufficient to permit the Company to continue to conduct operations in the manner currently conducted by it and the DCAP Companies (including the proposed expansion plans as discussed under "EXTECH and DCAP - DCAP - Description of Business"). However, unless additional financing in an amount in excess of $1,000,000 is obtained, the Company will be unable to initiate certain increased advertising efforts that DCAP believes is necessary for growth. No definitive additional financing arrangements are in place and no assurances can be given that any such financing will be available upon commercially reasonable terms or otherwise; however, the Company has entered into a letter of intent with a placement agent with respect to a contemplated private equity financing. See "Management's Discussion and Analysis or Plan of Operation - EXTECH."

     DCAP competes with numerous well established companies that offer insurance brokerage services (including GEICO and Allstate), income tax preparation services (including H&R Block) and premium finance services. Many of these companies have substantially greater financial, technical and other resources than DCAP. Certain of these competitors have the financial resources necessary to enable them to withstand substantial price competition.

Valuation of Sterling Foster Shares

     In connection with the contemplated sale by Sterling Foster to Messrs. Certilman, Haft, Lang and Weinzimer of an aggregate of 1,800,000 Common Shares of EXTECH (see "The DCAP Agreement - Acquisition of Common Shares"), Margolin, Winer & Evens LLP ("Margolin"), certified public accountants, was engaged to determine the value of the Sterling Foster Shares. Such valuation report had been requested by the Securities and Exchange Commission.

     In connection with its report, Margolin reviewed and analyzed certain publicly available financial information and other information concerning the Company and certain other information furnished to Margolin by the Company. Margolin also held discussions with Mr. Certilman, President of EXTECH, regarding the business and prospects of the Company. In addition, Margolin reviewed the reported prices and trading activity for EXTECH's Common Shares, and performed such other studies and analyses and considered such other factors as Margolin deemed appropriate. Margolin did not undertake an audit of the Company for purposes of the valuation, but relied upon certain information provided by the Company, including information about the performance and financial condition of the Company.

     The following is a summary of Margolin's valuation methodology.

     Adjusted Net Book Value Analysis. Margolin employed the adjusted net book value method of valuation. Under the adjusted net book value method, a company's assets and liabilities are adjusted to appraised value to determine the value of the company's equity. Margolin indicated that this method is generally used when the company's value depends heavily on its tangible assets or the company does not have an established earnings history. For the purpose of applying the adjusted net book value approach, Margolin utilized the Company's balance sheet as of September 30, 1997, the latest available financial data.

     Cash and cash equivalents of $1,416,996 were considered by Margolin to be reflected at fair market value as of the balance sheet date. Accounts receivable and notes receivable (an aggregate of $63,530), net of reserves applied by management to estimate amounts not collectible, were considered by Margolin to be reflected at fair market value as of the balance sheet date. Margolin indicated that the Company's inventory of $3,561, stated at the lower of cost or market on a first-in, first-out basis, was a reasonable approximation of fair market value as of the valuation date. Margolin stated that, because of the age and current condition of the Company's property, plant and equipment (consisting primarily of furniture and fixtures of the Hotel), the book value of these assets ($132,220) was a reasonable indication of their fair market value. Amounts reflected on the Company's balance sheet for other assets and current liabilities were also considered by Margolin to be recorded at their current value as of the valuation date.

     After applying the valuation method described above, Margolin estimated the fair market value of the Company, before any discounts, as of October 31, 1997, to be approximately $1,375,423 or $.246 per share. After applying a minority interest discount of 20% based upon the limited capacity of Sterling Foster to influence corporate affairs and Sterling Foster's lack of control of the Board of Directors of EXTECH, Margolin estimated the fair market value of the Company, as of October 31, 1997, to be approximately $1,100,300 or $.20 per share, for purposes of the Sterling Foster Shares.

     Other Methods. Margolin considered, but did not employ, the following other valuation methods:

     1. Liquidation Value. Margolin indicated that this method was not applicable to the valuation of the Company because it believed that the highest value of the Company was on a going concern basis and that the interest being valued was a minority interest, which could only cause liquidation of Company assets under limited conditions.

     2. Capitalization of Earnings. Margolin indicated that the Company had no meaningful historical trend of earnings and that the then current operations included payments received from a License and Technical Assistance Agreement and revenues from operating the Hotel, which had ceased or were not anticipated by EXTECH management to continue into the long term future. Accordingly, Margolin concluded that the then current operations of the Company were not indicative of its future operations and, therefore, the method was not appropriate.

     3. Discounted Net Cash Flow or Earnings. Margolin indicated that this method is most commonly used in acquisition situations. In addition, it stated that, because of the uncertainty of the ongoing litigation with the Ports Authority, it would not be possible to project any kind of income stream, as would be necessary in order to utilize this method.

     4. Comparable Company Value Multiples. Margolin indicated that it was unable to find any companies that were sufficiently comparable in terms of diversification, size and historical trends to enable it to utilize this method.

     Additional factors considered by Margolin when applying its valuation methodology were the following:

     1. The Company's Common Shares have been thinly traded historically. Because of the lack of trading activity, any significant stock or market transactions could materially affect the stock price. Margolin therefore concluded that it did not believe that the then current stock prices were indicative of the fair market value of EXTECH's Common Shares.

     2. On June 3, 1996, the Company issued 3,200,000 Common Shares at a price of $.25 per share in a private placement.

     Margolin is a full service certified public accounting and business advisory firm. Margolin provides a full range of traditional consulting and value-advisory services, including accounting and auditing services, tax services, systems consulting services, corporate reengineering services, merger and acquisition services, estate succession planning services, strategic business planning services, business revitalization services, litigation, consulting and bankruptcy services, health care practice services and family business services. The Company selected Margolin based on Margolin's reputation and expertise. Margolin's fee was not contingent upon or related to the range of value estimated or upon the outcome of any transaction, and there were no factors which inhibited it from rendering a fair and unbiased valuation.

Fairness Opinion

     In connection with the DCAP Acquisition, the Board of Directors of EXTECH authorized the engagement of Capitalink, L.C. ("Capitalink") to render an opinion as to the fairness, from a financial point of view, to EXTECH of the consideration to be offered pursuant to the DCAP Agreement. Jay M. Haft, a director of the Company, had previously had business dealings with the principals of Capitalink and recommended to the Board the selection of such firm based upon the experience of the firm and its principals in analyzing and evaluating business combinations. On December 22, 1998, Capitalink delivered its written opinion to the Board of Directors of EXTECH that, as of May 8, 1998 and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, from a financial point of view, the consideration to be offered pursuant to the DCAP Agreement is fair to EXTECH.

     The full text of the written opinion of Capitalink is attached as Appendix B and is incorporated by reference (the "Capitalink Opinion"). EXTECH stockholders are urged to read the Capitalink Opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Capitalink in rendering its opinion. The summary of the Capitalink Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion. All references in this "Fairness Opinion" section to "DCAP" should be read as referring to the "DCAP Companies."

     No limitations were imposed by EXTECH on the scope of Capitalink's investigation or the procedures to be followed by Capitalink in rendering its opinion. Capitalink was not requested to and did not make any recommendation to the Board of Directors of EXTECH as to the form or amount of consideration to be paid by EXTECH in the DCAP Acquisition, which was determined through arms length negotiations between the parties. The Capitalink Opinion is for the use and benefit of the Board of Directors of EXTECH in connection with its consideration of the DCAP Acquisition and is not intended to be and does not constitute a recommendation to any stockholder of EXTECH as to how such stockholder should vote with respect to the DCAP Acquisition. Capitalink was not requested to opine as to, and its opinion does not address, EXTECH's underlying business decision to proceed with or effect the DCAP Acquisition.

     In arriving at its opinion, Capitalink, among other things: (i) reviewed the DCAP Agreement and the specific terms of the DCAP Acquisition; (ii) reviewed publicly available financial information and other data with respect to EXTECH, including the 1997 Form 10-KSB, and certain other relevant financial and operating data relating to EXTECH and DCAP made available from published sources and from the internal records of EXTECH and DCAP; (iii) reviewed and discussed with representatives of the managements of EXTECH and DCAP certain financial and operating information furnished to Capitalink, including financial projections and related assumptions with respect to the business, operations and prospects of DCAP; (iv) considered various trading multiples, to the extent publicly available, of certain other companies that were deemed comparable to DCAP; (v) considered the historical financial results and present financial condition of each of EXTECH and DCAP; (vi) reviewed certain publicly available information concerning the trading of, and the trading market for, the Common Shares of EXTECH; (vii) inquired about and discussed the DCAP Acquisition and DCAP Agreement and other matters related thereto with EXTECH's management; and (viii) performed such other analyses and examinations as were deemed appropriate.


     In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information and further relied upon the assurances of managements of EXTECH and DCAP that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial projections of DCAP, Capitalink assumed that such projections were reasonably prepared on a basis reflecting the best available estimates and judgments of management as to DCAP's future operating and financial performance, and that such projections provide a reasonable basis upon which an opinion could be formed. In addition, the projections of DCAP were based upon numerous variables and assumptions that are inherently uncertain, including, without limitation, factors relating to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projections. In arriving at its opinion, Capitalink did not make a physical inspection of the properties and facilities of EXTECH and DCAP, and did not obtain any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of EXTECH and DCAP. Capitalink assumed that the DCAP Acquisition will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, and all other applicable federal and state statues, rules and regulations. In addition, upon the advice of the management of EXTECH and its legal and accounting advisors, Capitalink assumed that the exchange of shares in the DCAP Acquisition will not be a taxable event based on Section 351 of the Internal Revenue Code of 1986, as amended (the "Code"). Capitalink's opinion was necessarily based upon market, economic and other conditions as they exist on, and could be evaluated as of, May 8, 1998. Accordingly, although subsequent developments may affect its opinion, Capitalink did not assume any obligation to update, review or reaffirm its opinion.


     Each of the analyses conducted by Capitalink was carried out in order to provide a different perspective on the DCAP Acquisition, and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the DCAP Acquisition to EXTECH. Capitalink did not place any particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

     Capitalink analyzed the fairness of the DCAP Acquisition using the following methodologies:

     Discounted Cash Flow Analysis. Capitalink performed discounted cash flow ("DCF") analyses, aggregating (x) the present value of DCAP's projected unlevered free cash flows over the five year forecast period with (y) the present value of a range of terminal values described below. Free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations; these free cash flow figures were based upon operating and financial forecasts provided to Capitalink by the managements of DCAP and EXTECH. The range of terminal values represents the residual value of DCAP at the end of the forecast period; this range of terminal values was calculated by applying a range of implied multiples to DCAP's: (i) revenues; (ii) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (iii) earnings before interest and taxes ("EBIT"); and (iv) perpetual growth rates, in the final year of the forecast period.

     As part of the DCF analysis, Capitalink utilized discount rates of 17.5% to 32.5%, which were chosen based upon several assumptions including interest rates, the inherent business risk of DCAP and DCAP's estimated cost of capital. The resulting range of implied enterprise values for DCAP was then adjusted to account for net debt (debt minus cash), by subtracting approximately $328,000, yielding a range of implied equity values for DCAP.

     Capitalink undertook two DCF analyses based on (i) forecasts provided by the managements of DCAP and EXTECH (the "Management Case"), and (ii) an adjustment to the Management Case (the "Revised Case"). The Revised Case adjusts several of the key Management Case assumptions downward.

     Under the Management Case, based upon a range of terminal multiples of revenue for fiscal year 2003 of .25x to 1.00x, the implied enterprise value of DCAP ranged from approximately $2.3 million to approximately $9.7 million; after subtracting net debt, the implied equity value of DCAP ranged from approximately $2.0 million to approximately $9.4 million. Based upon a range of terminal multiples of EBITDA for fiscal year 2003 of 2.00x to 8.00x, the implied enterprise value of DCAP ranged from approximately $3.2 million to approximately $16.5 million; after subtracting net debt, the implied equity value of DCAP ranged from approximately $2.9 million to approximately $16.2 million. Based upon a range of terminal multiples of EBIT for fiscal year 2003 of 4.00x to 10.00x, the implied enterprise value of DCAP ranged from approximately $4.8 million to approximately $18.2 million; after subtracting net debt, the implied equity value of DCAP ranged from approximately $4.5 million to approximately $17.9 million. Based upon a range of terminal multiples of perpetual growth rates for fiscal year 2003 of 8.00% to 14.00%, the implied enterprise value of DCAP ranged from approximately $2.7 million to approximately $20.5 million; after subtracting net debt, the implied equity value of DCAP ranged from approximately $2.4 million to approximately $20.2 million.

     Based on the fact that there are 29 stores which are either owned by the DCAP Shareholders or in which the DCAP Shareholders have a joint venture arrangement, in addition to the franchised stores through which DCAP is paid a franchise fee, the estimated DCAP Shareholder ownership interest in the free cash flow is 60%. Therefore, the implied value to ownership interest based upon multiples of revenue ranged from approximately $1.2 million to approximately $5.6 million, with a mean of approximately $2.9 million. The implied value to ownership interest based upon multiples of EBITDA ranged from approximately $1.7 million to approximately $9.7 million, with a mean of approximately $4.9 million. The implied value to ownership interest based upon multiples of EBIT ranged from approximately $2.7 million to approximately $10.7 million, with a mean of approximately $5.9 million. The implied value to ownership interest based upon multiples of perpetual growth rates ranged from approximately $1.4 million  to  approximately  $12.1  million,  with a mean of  approximately  $3.8 million.

     In the Revised Case scenario, Capitalink made several adjustments to the assumptions underlying the Management Case forecasts. In particular, (i) in connection with commissions and service fees, the renewal rate from the previous year were reduced by 10%, the new policies per week were reduced by 10%, the average new policy commission was reduced by 5%, and the average new policy service fee and motor clubs were reduced by 10%; and (ii) in connection with premium finance income, new applications per month were reduced by 50%, and the assumed profit per application was reduced by 10%.

     Under the Revised Case, based upon the range of terminal multiples of revenue for fiscal year 2003 of .25x to 1.00x, the implied enterprise value of DCAP ranged from approximately $449,000 to approximately $6.0 million; after subtracting net debt, the implied equity value of DCAP ranged from approximately $121,000 to approximately $5.7 million. Based upon a range of terminal multiples of EBITDA for fiscal year 2003 of 2.00x to 8.00x, the implied enterprise value of DCAP ranged from approximately $909,000 to approximately $9.3 million; after subtracting net debt, the implied equity value of DCAP ranged from approximately $581,000 to approximately $9.0 million. Based upon a range of terminal multiples of EBIT for fiscal year 2003 of 4.00x to 10.00x, the implied enterprise value of DCAP ranged from approximately $1.9 million to approximately $10.2 million; after subtracting net debt, the implied equity value of DCAP ranged from approximately $1.5 million to approximately $9.8 million. Based upon a range of terminal multiples of perpetual growth rates for fiscal year 2003 of 8.00% to 14.00%, the implied enterprise value of DCAP ranged from approximately $881,000 to approximately $16.0 million; after subtracting net debt, the implied equity value of DCAP ranged from approximately $553,000 to approximately $15.7 million.

     Under the Revised Case, the implied value to ownership interest based upon multiples of revenue ranged from approximately $73,000 to approximately $3.4 million, with a mean of approximately $1.4 million. The implied value to ownership interest based upon multiples of EBITDA ranged from approximately $349,000 to approximately $5.4 million, with a mean of approximately $2.3 million. The implied value to ownership interest based upon multiples of EBIT ranged from approximately $922,000 to approximately $5.9 million, with a mean of approximately $2.9 million. The implied value to ownership interest based upon multiples of perpetual growth rates ranged from approximately $332,000 to approximately $9.4 million, with a mean of approximately $2.3 million.

     Selected Comparable Company Analysis. The comparable publicly traded company analysis involves the review of companies deemed comparable to DCAP. Capitalink reviewed and compared certain financial information relating to DCAP to corresponding financial information, ratios and public market multiples for five publicly traded companies that it deemed comparable to DCAP. No company used in Capitalink's analysis was deemed to be identical to DCAP; accordingly, Capitalink considered the market multiples for the composite Publicly-Traded Comparables (as defined hereafter) to be more relevant than the market multiples of any single company. The companies used for purposes of this analysis were Arthur J. Gallagher & Co., E.W. Blanch Holdings, Inc., Hilb, Rogal & Hamilton Co., Poe & Brown Inc., and The Seibels Bruce Group, Inc. (the "Publicly-Traded Comparables").

     Based on publicly available information, Capitalink compared (i) net tangible book value, (ii) revenues for the twelve months ended December 31, 1997, (iii) EBITDA for the twelve months ended December 31, 1997, (iv) EBIT for the twelve months ended December 31, 1997, and (v) total assets of the Publicly-Traded Comparables with those of DCAP. Capitalink also calculated a range of enterprise value multiples for such companies by dividing the respective adjusted market values (defined as market value plus the aggregate book value of all debt, preferred stock and minority interest, minus the aggregate book value of cash and cash equivalents) by items (i) through (v) above for each of the Publicly-Traded Comparables.

     This analysis indicated that the approximate enterprise value multiple of net tangible book value ranged from .41x to 11.05x, with a mean of 6.7x; that the approximate enterprise value multiple of revenues ranged from .28x to 2.7x, with a mean of 1.61x; the approximate enterprise value multiple of EBITDA ranged from 3.0x to 9.5x, with a mean of 7.0x; the approximate enterprise value multiple of EBIT ranged from 3.7x to 10.1x, with a mean of 8.0x; and the approximate enterprise value multiple of total assets ranged from .07x to 1.57x, with a mean of .9x.

     In order to account for the lack of liquidity associated with DCAP and its small size versus the Publicly-Traded Comparables, Capitalink discounted the respective mean multiples by 50%. The discounted mean multiples were applied to the corresponding financial information for DCAP, based on DCAP's financial statements for the fiscal year ended December 31, 1997, to determine an implied enterprise value for DCAP. The resulting implied enterprise value for DCAP was then adjusted to account for net debt (debt minus cash) by subtracting $328,000 yielding an implied equity value for DCAP.

     Based upon the discounted mean multiple of revenue, the implied enterprise value of DCAP was approximately $6.7 million; after subtracting net debt, the implied equity value of DCAP was approximately $6.4 million. Based upon the discounted mean multiple of total assets, the implied enterprise value of DCAP was approximately $1.1 million; after subtracting net debt, the implied equity value of DCAP was approximately $730,000. The implied enterprise value and implied equity value of DCAP could not be derived from the discounted mean multiples of net tangible book value, EBITDA, and EBIT as the respective items for DCAP were negative.

     None of the Publicly-Traded Comparables utilized as a comparison is identical to DCAP. Accordingly, an analysis of publicly-traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading of the comparable companies or company to which they are being compared.

     Replacement Cost Analysis. Because EXTECH is acquiring the ongoing business of DCAP in the DCAP Acquisition, rather than developing such a business on its own, Capitalink determined the cost necessary to duplicate, to the extent possible, the existing business of DCAP. The assumptions set forth in the analysis are based on discussions with EXTECH management.

     It  was  determined  that  the  initial  outlay,   including  property  and
equipment, required to develop a new "DCAP store" would be approximately $60,000. It was further determined that there are 29 stores which are either owned by the DCAP Shareholders or in which the DCAP Shareholders have a joint venture arrangement. In the aggregate, the estimated DCAP Shareholder ownership percentage of the 29 stores is approximately 60%. Therefore, the outlay necessary to duplicate the DCAP Shareholders' 60% ownership interest in 29 stores which each require $60,000 to start-up would be approximately $1.0 million. In addition, the estimated cost to duplicate DCAP's headquarters include, but would not be limited to: (i) property and equipment - $100,000, and
(ii) software - $250,000, which results in estimated total costs necessary to duplicate the existing business of approximately $1.4 million.

     This analysis does not include certain tangible and intangible assets comprised of (i) franchise fee income and value, (ii) name recognition, (iii) industry contacts and (iv) goodwill. In addition, this analysis does not take into account the required working capital for opening stores, funding startup losses and for continuing operations.

     Pro Forma Contribution Analysis. Capitalink analyzed the contribution of each of EXTECH and DCAP to the pro forma 1997 operating results and projected pro forma 1999 operating results of a combined entity. The projected amounts were derived from the Management Case

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



projections. Specifically, Capitalink calculated that DCAP would have contributed 90.4% of pro forma 1997 revenues, 67.7% of pro forma 1997 negative EBITDA, and 70.6% of pro forma 1997 net loss. For projected 1999, Capitalink calculated that DCAP would contribute 90.7% of pro forma revenues, 93.5% of pro forma EBITDA, and 99.6% of pro forma net income.

     Pro Forma Valuation Analysis. Capitalink performed an analysis to determine the pro forma valuations of each of EXTECH and DCAP based on a range of multiples on the respective projected EBITDA for each company. Under the analysis, a range of acquisition/exit multiples of EBITDA ranging from 2.0x to 8.0x were applied to the projected 2000 EBITDA to yield a series of gross exit values. The EBITDA amounts were derived from the Management Case projections. A series of pro forma net equity values were formulated by reducing the gross exit values by the net debt (assumed cash less assumed debt) in a theoretical acquisition. An average pro forma net equity value was derived for each of EXTECH and DCAP, and utilizing a discount rate of 20%, Capitalink derived the present value of average pro forma net equity value for each company.

     The pro forma valuation was derived by determining the interest in the respective assumed present value of average pro forma net equity held by EXTECH and DCAP stockholders. EXTECH's resulting pro forma valuation is approximately $452,000, or approximately 15.9% of a pro forma combined entity. DCAP's pro forma valuation is approximately $2.4 million, or approximately 84.1% of a pro forma combined entity.

     Asset Accumulation Analysis. The Asset Accumulation Method is a balance sheet oriented valuation method whereby a company's balance sheet is restated to fair market value. This involves the revaluation of the assets and liabilities recorded on the balance sheet, and the identification and valuation of otherwise unrecorded tangible and intangible assets and liabilities. This method is often utilized when a company does not have an established earnings history.

     For the purpose of using the Asset Accumulation Method, Capitalink utilized the EXTECH balance sheet as of March 31, 1998, the latest available financial data prior to the date of the opinion. The balance sheet items have been analyzed to determine whether any adjustments are necessary to the carrying values in order for the fair market values to be accurately reflected. No such adjustments were deemed to be necessary.


     After applying the Asset Accumulation Method, Capitalink estimated the fair market value of a Common Share of EXTECH to be $.236 (assuming 5,591,000 shares outstanding), and the value of the entity to be approximately $1.4 million.


     Historical Financial Data Analysis. Capitalink reviewed and analyzed the financial information for EXTECH including the Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB. In addition, Capitalink reviewed and analyzed the financial information for DCAP including the audited financial statements as of and for the years ended December 31, 1997 and 1996.

     Historical Stock Price Analysis. Capitalink reviewed the closing market price and trading volume of the EXTECH Common Shares for the monthly periods over the one-year periods (i) prior to the announcement of the DCAP Acquisition, and (ii) prior to the Agreement. Capitalink compared the monthly closing market price performance of the EXTECH Common Shares for such one-year periods to the Standard and Poor's 500 Composite Index ("S&P 500"). This analysis shows that, during such periods, the EXTECH Common Shares outperformed the S&P 500; however, due to (i) the limited trading volume of the EXTECH Common Shares (average monthly volume of 19,450 shares for the year prior to the announcement of the DCAP Acquisition, and 32,250 for the year prior to the Agreement), and (ii) the fact that any significant transaction could materially affect the share price, the share price can not be relied upon to be an accurate representation of its fair market value.

     In connection with its services with regard to the DCAP Acquisition, Capitalink received $35,000. In addition, EXTECH has agreed to indemnify Capitalink for any and all loss, claim, damage, liability or expense that may arise out of Capitalink's rendering its opinion, except to the extent based solely upon Capitalink's gross negligence or bad faith in the performance of its duties.

     Capitalink is an investment banking firm which, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, and private placements. There were no material relationships between (i) Capitalink and/or its affiliates and (ii) EXTECH and/or its affiliates during the past two years, and none is mutually understood to be contemplated.

The DCAP Agreement

     The following is a summary of the material terms of the DCAP Agreement. Reference is made to the DCAP Agreement (inclusive of the exhibits and Schedules A and B thereto, but exclusive of other schedules thereto) attached hereto as Appendix A.

     Acquisition of Common Shares

     Pursuant to the DCAP Agreement, EXTECH will acquire the DCAP Shares if the requisite stockholder approval is obtained and if certain other conditions specified in the DCAP Agreement are satisfied or waived. The parties may waive any conditions to their respective obligation to consummate the DCAP Agreement, except those required by law. Following stockholder approval of the DCAP Acquisition, EXTECH will not, without further stockholder approval, waive any condition that by law would require such further stockholder approval. See "Conditions to Closing."

     At the closing of the DCAP Acquisition, the following Common Shares of EXTECH are to be issued:

     (i) 3,300,000 Common Shares to Messrs. Lang and Weinzimer (1,650,000 Common Shares to each) (the "Acquisition Shares") in consideration for the transfer of the DCAP Shares;

     (ii) 950,000 Common Shares to Messrs. Lang and Weinzimer (475,000 Common Shares to each) (the "950,000 Additional Shares") at a purchase price of $.25 per share (an aggregate of $237,500), payable as follows:

          (a) an amount in cash equal to the par value of the 950,000 Additional Shares (an aggregate of $9,500); and

          (b) the balance by the delivery by each of Messrs. Lang and Weinzimer of a promissory note in the principal amount of $114,000 (an aggregate of $228,000) (collectively, the "Additional Shares Notes"). The Additional Shares Notes (a form of which is attached as Exhibit 2.4.1(a) to the DCAP Agreement) are to provide for, among other things, the following:

               (I)  interest at the rate of 6% per annum; and

               (II) payment  of  principal  and  interest  in six  equal  annual installments commencing April 15, 2001 and continuing through April 15, 2006, subject to acceleration to the extent that the respective DCAP Shareholder receives any proceeds from the sale or other disposition of any Common Shares (see "Sale of EXTECH Shares"); and

     (iii)452,000 Common Shares to Messrs. Certilman and Haft or their designees (226,000 Common Shares to each) (the "EXTECH Management Additional Shares") at a purchase price of $.25 per share (an aggregate of $113,000), payable in cash.

     In addition, it is contemplated that, at the closing of the DCAP Agreement, Messrs. Certilman, Haft, Lang and Weinzimer (or their designees) will each purchase 450,000 Common Shares of EXTECH (1,800,000 Common Shares in the aggregate) (the "Sterling Foster Shares"), beneficially owned by Sterling Foster and held by Mr. Certilman as voting trustee pursuant to the Voting Trust Agreement with Sterling Foster, at a purchase price of $.25 per share. Mr. Certilman will not receive any portion of such purchase price. The purchase of the Sterling Foster Shares is conditioned upon the termination of the Voting Trust Agreement.

     Sterling Foster has entered into an agreement with each of Messrs. Certilman, Haft, Lang and Weinzimer providing for the purchase and sale of the Sterling Foster Shares upon the above terms concurrently with the closing of the DCAP Agreement. Each of the parties has the right to terminate the agreement if the closing shall not have occurred by February 28, 1999.

     The DCAP Agreement provides that, at the closing, EXTECH will lend $112,500 to each of the DCAP Shareholders (an aggregate of $225,000) (the "Closing Loans"). The proceeds of the

Closing Loans will be used by the DCAP Shareholders solely for the purpose of purchasing the Sterling Foster Shares. Each of the Closing Loans is to be evidenced by a promissory note (a form of which is attached as Exhibit 2.5.2(a) to the DCAP Agreement) (the "Closing Loan Notes") that will provide for, among other things, the following:

     (i)  interest at the rate of 6% per annum;

     (ii) payment of principal and interest in six equal annual installments commencing April 15, 2001 and continuing through April 15, 2006, subject to acceleration to the extent that the respective DCAP Shareholder receives any proceeds from the sale or other disposition of any Common Shares (see "Sale of EXTECH Shares");

     (iii)non-recourse against the DCAP Shareholder, i.e., the DCAP Shareholders will not be personally liable for the payment of the Closing Loan Notes; instead, in the event of a default, the Company's sole remedy will be pursuant to a pledge of the Sterling Foster Shares by the DCAP Shareholders, as discussed below; and

     (iv) the right of each DCAP Shareholder to satisfy the amounts due under his respective Closing Loan Note by delivering Common Shares of EXTECH valued at the greater of (A) $.25 per share or (B) the average market price of EXTECH's Common Shares for the 20 trading days immediately preceding the date of delivery of the shares.

     The payment of all amounts due under the Additional Shares Notes is to be secured by a pledge by each of the DCAP Shareholders to EXTECH of 570,000 Common Shares of EXTECH, pursuant to pledge agreements that are to be entered into at the closing of the DCAP Acquisition. A form of such pledge agreement is attached to the DCAP Agreement as Exhibit 2.4.1(b). The payment of all amounts due under the Closing Loan Notes is to be secured by a pledge by each of the DCAP Shareholders to EXTECH of the Sterling Foster Shares acquired by him, pursuant to pledge agreements that are to be entered into at the closing of the DCAP Acquisition. A form of such pledge agreement is attached to the DCAP Agreement as Exhibit 2.5.2(b).

     Loans

     Simultaneously with the execution of the letter of intent with respect to the DCAP Acquisition in November 1997, the Company loaned $325,000 to DCAP. In March 1998, the Company loaned an additional $114,000 to DCAP.

     Simultaneously with the execution of the DCAP Agreement, EXTECH loaned to DCAP an additional $311,000. Between November 1998 and January 1999, EXTECH loaned to DCAP additionally an aggregate of $205,000. In February 1999, DCAP repaid $75,000 of the amounts loaned.

     Each of the loans is evidenced by a promissory note (collectively, the "DCAP Notes") that, as amended, provides for, among other things, the following:

     (i)  payment of the principal amount thereof on February 28, 1999; and

     (ii) interest at the rate of 10% per annum, payable with the principal payment.

     The payment of all amounts due under the DCAP Notes is secured by the pledge by the DCAP Shareholders of the DCAP Shares, pursuant to the terms of certain Pledge Agreements dated as of November 26, 1997, as amended by the terms of the DCAP Agreement, and November 20, 1998.

     Employment Agreements

     It is contemplated that, at the closing of the DCAP Acquisition, the Company will enter into employment agreements with Messrs. Lang, Weinzimer, Certilman and Haft (collectively, the "Employment Agreements") pursuant to which Mr. Lang will be employed as the Company's President, Mr. Weinzimer as its Executive Vice President, Mr. Certilman as its Chairman of the Board and Mr. Haft as its Vice Chairman. The following summary of the terms of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Employment Agreement attached to the DCAP Agreement as
Exhibit 7.8.

     General

     The Employment Agreements to be entered into by Messrs. Lang, Weinzimer, Certilman and Haft are to be identical in all respects, except as discussed below under "Special Provisions for DCAP Shareholders."

     Term

     The term of each Employment Agreement is to be five years (the "Initial Term"), with an automatic three year renewal term (the "Extended Term") unless, at least 90 days prior to the expiration of the Initial Term, the Company, by vote of 75% of all of the members of its Board of Directors (including, for purposes of determining the number of members of the Board, the particular employee, if a member) (as provided for in the Company's By-Laws) notifies the employee of its desire not to extend the term of the Employment Agreement. In the event the Company makes such election, the employee generally shall be entitled to receive, as termination payments, his then annual base salary for a period of two additional years (the "Severance Amount"). See "Agreement as to

Voting" with regard to a contemplated By-Law provision that would require a unanimous vote of the members of the Board under certain circumstances.

     Devotion of Time

     During the term of the Employment Agreement, each DCAP Shareholder is to expend all of his working time for the Company. Messrs. Certilman and Haft are to perform such part-time services as are reasonably necessary for them to fulfill their responsibilities as Chairman and Vice Chairman, respectively.

     Salary

     During the employment period, each DCAP Shareholder will be entitled to receive a salary of $250,000 per annum, while Messrs. Certilman and Haft are to receive annual salaries of $125,000 and $22,500, respectively. Each employee will also be entitled to such additional compensation as may be determined by the Board of Directors of the Company in its sole discretion.

     Disability

     If, during the employment period, an employee becomes physically or mentally incapable of performing his duties under his Employment Agreement, then, for the first six months of such disability, he shall be entitled to receive his full salary. The Company will have the right to terminate the employee's employment if he is disabled for a continuous period of nine months or at least 250 business days within an 18 month period. If the Company has in effect a disability policy with respect to the particular employee, or, if not with respect to the particular employee, then with respect to any executive officer of the Company, the employee shall be considered disabled only if he is or would be so considered under such policy. The obligations of the Company to make the foregoing payments during periods of disability may be satisfied in whole or in part by payments to the employee of such disability insurance policy proceeds. The Company does not currently have in effect a disability policy for either Mr. Certilman or Mr. Haft. It is contemplated that, at the closing of the DCAP Acquisition, the Company will obtain disability insurance policies on behalf of each of the DCAP Shareholders. See "Special Provisions for DCAP Shareholders Disability Insurance Policy."

     Termination

     Pursuant to the terms of the Employment Agreements, an employee's employment terminates automatically on his death and, at the Company's option, if the employee becomes disabled (as discussed above under "Disability"). In addition, an employee's employment may be terminated at any time for "cause." "Cause" is defined in the Employment Agreements as the employee's commission of any act in the performance of his duties constituting common law fraud, a felony or other gross malfeasance of duty, the employee's commission of any act involving moral turpitude, any material misrepresentation by the employee, a breach of any material covenant on the employee's part set forth in the Employment Agreement, or the employee's engagement in misconduct which is materially injurious to the Company. Pursuant to the terms of the Employment Agreements and the Company's By-Laws, the Company may terminate an employee's employment based upon a claim of "cause" only if a majority of all of the members of its Board of Directors (including, for purposes of determining the number of members of the Board, the particular employee, if a member) shall have approved the action. As provided for in the Employment Agreements and the Company's By-Laws, if the Company desires to terminate an employee's employment not based upon a claim of "cause," then 75% of all of the members of the Board of Directors (including, for purposes of determining the number of members, the particular employee, if a member) must approve the action. See "Agreement as to Voting" with regard to a contemplated By-Law provision that would require a unanimous vote of the members of the Board under certain circumstances.


     In the event of termination of an employee's employment without "cause," the employee will be entitled to receive, as liquidated damages, an amount equal to all compensation that he would have been entitled to receive for the remainder of the term, including the Extended Term, as if his employment had not terminated; however, if the termination notice is given (i) prior to 90 days before the expiration of the Initial Term, or (ii) subsequent to such time, but after the date the Company has given timely notice of its desire not to extend the Initial Term, the terminated employee shall be entitled to receive the Severance Amount. The terminated employee is not required to seek other employment after termination of his employment without "cause;" however, any amounts paid or payable to the terminated employee from other employment or other services will reduce, dollar for dollar, the amounts otherwise payable to him pursuant to his Employment Agreement.

     Restrictive Covenants

     For a period of two years after the expiration or termination of the Employment Agreement, without the prior written consent of the Company, the terminated employee is restricted, within a radius of five miles of any office or franchise of the Company, from, among other things, directly or indirectly, engaging or participating in a business which is similar to or competitive with the business activities of the Company. The restrictive covenants, however, do not apply if the Employment Agreement is terminated based on a disability of the employee and will cease to apply if:

     (i) the Company defaults in any obligation to pay any post-termination amounts that are payable pursuant to the provisions of the Employment Agreement and such default continues for a period of 20 days following receipt by the Company of written notice thereof; or

     (ii) if all of the following conditions exist: (a) the term of the Employment Agreement is extended for the Extended Term; (b) prior to the expiration of the Extended Term, the employee is not offered a further two-year extension, with the same base annual salary and substantially the same terms as provided for in the Employment Agreement; (c) the employee's employment is not terminated for "cause" during the Extended Term and he does not voluntarily terminate his employment; and (d) the employee's employment ends on the last day of the Extended Term.

     Stock Options

     It is contemplated that, at the closing of the DCAP Acquisition, each of Messrs. Lang and Weinzimer will be granted options to purchase up to 200,000 Common Shares of the Company and each of Messrs. Certilman and Haft will be granted options to purchase up to 225,000 Common Shares of the Company. Such options are to be granted upon the following terms:

     (i) the exercise price of such options will be 110% of the fair market value of the Common Shares on the date of the grant;

     (ii) the options will expire five years from the date of grant; and

     (iii)the options  will vest to the extent of one-half  thereof on the first
          anniversary   of  the  date  of  grant  and  one-half  on  the  second
          anniversary.

     Special Provisions for DCAP Shareholders

     Loans

     For each of the twelve-month periods of the Initial Term, the Company will be obligated, upon the written request of each DCAP Shareholder, to lend to the DCAP Shareholder up to $20,000. Each such loan is to be evidenced by a promissory note of the DCAP Shareholder (a form of which is attached as Exhibit 4.3(a) to the form of Employment Agreement) in the principal amount of the loan and is to provide for, among other things, the following:

     (i)  interest at the prime rate (as published in the Wall Street  Journal);
          and

     (ii) payment of principal and interest in four equal annual installments, commencing one year from the date of each loan (but in no event after the seventh anniversary of the closing of the DCAP Acquisition), subject to acceleration to the extent that the DCAP Shareholder receives any proceeds from the sale or other disposition of any Common Shares (see "Sale of EXTECH Shares").

     The repayment of all amounts due under each such note is to be secured by the pledge by the DCAP Shareholder, pursuant to a pledge agreement, of five Common Shares of the Company for each one dollar loaned. A form of such pledge agreement is attached to the form Employment Agreement as Exhibit 4.3(b).

     Bonus


     In the event that the Company's Pre-Tax Net Income (as such term is defined in the Employment Agreements) for any fiscal year of a DCAP Shareholder's Employment Agreement (but continuing only through the fiscal year ending December 31, 2005) is at least $100,000, the DCAP Shareholder will be entitled to receive a bonus in the amount of $37,500 for such year. No bonus will be payable for a particular fiscal year if no amounts are then payable by the DCAP Shareholder to the Company pursuant to his Additional Shares Note. Furthermore, the amount of any bonus payable may never exceed the amount payable by the DCAP Shareholder pursuant to his Additional Shares Note, and the Company will be entitled to offset against any such bonus any amount so payable.


     Automobile Allowance

     Each DCAP Shareholder will be entitled to the use of a Company-leased automobile during the employment period for business purposes. The Company's lease obligation is not to exceed $1,200 per month per automobile. In addition, the Company is to be responsible for all insurance premiums with respect to the automobile (not to exceed $3,000 per year per automobile) as well as all expenses for gasoline, maintenance and repairs.

     Disability Insurance Policy

     Pursuant to the Employment Agreements, the Company will be obligated to obtain a disability insurance policy on behalf of each DCAP Shareholder and maintain such policy in effect during the employment period. The maximum amount of premiums for each policy is to be $6,500 per annum.

     Buy-Out Upon Death

     It is contemplated that, at the closing of the DCAP Acquisition, the Company will enter into agreements with Messrs. Lang and Weinzimer (collectively, the "Death Buy-Out Agreements") that will provide that, in the event of the death of either or both of the DCAP Shareholders, the estate of the deceased person shall sell to the Company, and the Company shall purchase from the estate, such number of Common Shares as shall equal the lesser of (i) the quotient of the proceeds of a particular insurance policy on the life of the particular person divided by the Fair Market Value per Share (as defined in the Death Buy-Out Agreement) or (ii) the number of shares owned, beneficially or of record, by the deceased shareholder. The purchase price per share will be such Fair Market Value per Share. The Company's obligation to purchase the shares of the deceased person will be conditioned upon its receipt of proceeds from the insurance policies.

     Messrs. Lang and Weinzimer are the owners of insurance policies on their respective lives in the approximate amounts of $400,000 and $350,000, respectively, and at the closing are to assign ownership of such policies to the Company. If the insurance proceeds exceed the purchase price of the shares, the balance of the proceeds will belong to the Company. If the deceased person is indebted to the Company at the time of his death, the amount of such debt will first be deducted from the amount payable to his estate. The foregoing summary of the Death Buy-Out Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Death Buy- Out Agreement attached to the DCAP Agreement as Exhibit 7.14.

     Restrictive Covenant Agreements

     It is contemplated that, at the closing of the DCAP Acquisition, each of the DCAP Shareholders will execute and deliver to EXTECH a restrictive covenant agreement (collectively, the "Restrictive Covenant Agreements") pursuant to which each will agree that he will not, within five years of the date of the closing, without the prior written consent of EXTECH, directly or indirectly, anywhere within five miles of the location of any office of any of the DCAP Companies or any franchisee, among other things, engage or participate in a business which is similar to or competitive with, directly or indirectly, the DCAP Business (as defined in the DCAP Agreement). The restrictive covenants shall cease to apply in the event (i) the particular DCAP Shareholder's employment with EXTECH is terminated by EXTECH without "cause" (see "Employment Agreements - Termination" above), or (ii) EXTECH defaults in its obligation to make any post- termination payments as provided for in the Employment Agreement and such default continues for a period of 20 days following receipt by EXTECH of written notice thereof. The restrictive covenants contained in the
Restrictive   Covenant   Agreements  are  separate  and  independent   from  the
restrictive covenants discussed above under "Employment Agreements." The foregoing summary of the Restrictive Covenant Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Restrictive Covenant Agreement attached to the DCAP Agreement as Exhibit 7.9.

     Composition of the Board of Directors

     In the event of stockholder approval of Proposal 2 and the consummation of the DCAP Acquisition, it is contemplated that, at the closing, the size of the Board of Directors of EXTECH will be increased to four, Mr. Lapidus will resign as a director of the Company and Messrs. Lang and Weinzimer will be appointed as members of the Board of Directors. In addition, as discussed below under "Eagle," it is contemplated that, concurrently with the closing of the DCAP Agreement, the Company will, in connection with its issuance of Common Shares to Eagle, further increase the size of the Board of Directors to five and Robert M. Wallach, Eagle's designee, will be appointed as a member of the Board. Such actions, if taken, will be done so by the Board of Directors pursuant to the provisions of the Company's By-Laws without further stockholder action. Biographical and other information with respect to Messrs. Lang, Weinzimer and Wallach is set forth under "Proposal 1: Election of Directors."

     The DCAP Agreement also contemplates that, at the closing, the size of the Audit Committee and Finance Committee of the Board of Directors will be increased to four and Messrs. Lang and Weinzimer will be appointed as members thereof.

     Agreement as to Voting

     Pursuant to the DCAP Agreement, each of Messrs. Certilman, Haft, Lang and Weinzimer has agreed that, during the eight year period following the closing of the DCAP Agreement, (i) he will vote his respective shares of stock of EXTECH in favor of each of the others as a director of EXTECH provided that the particular person in whose favor the vote would be remains in the employ of EXTECH, (ii) in the event Mr. Certilman or Mr. Haft dies or otherwise ceases to serve as a director of EXTECH, the DCAP Shareholders will vote their respective shares of stock of EXTECH in favor of the designee of the survivor of Mr. Certilman or Mr. Haft (or, in the case of a reason other than death, the one remaining as a director), (iii) in the event Mr. Lang or Mr. Weinzimer dies or otherwise ceases to serve as a director of EXTECH, Messrs. Certilman and Haft will vote their respective shares of stock of EXTECH in favor of the designee of the survivor of Mr. Lang or Mr. Weinzimer (or, in the case of a reason other than death, the one remaining as a director) and (iv) he will not vote his shares to (a) increase the size of the Board of Directors of EXTECH or (b) amend the Certificate of Incorporation or By-Laws of EXTECH, in each case without the written approval of the others. In the event of the death or other cessation of directorship of any of Messrs. Certilman, Haft, Lang or Weinzimer during such period, EXTECH has agreed that, unless the Board vacancy is otherwise filled as provided for above, it will promptly call a special meeting of stockholders to fill such vacancy.

     Pursuant to the DCAP Agreement, EXTECH's By-Laws will be amended at or prior to the closing of the DCAP Agreement to provide that, in the event the number of directors in office is less than four, any action taken by the Board of Directors would require the approval of all of the directors then in office. During such time as the number of directors in office is less than four, the Company may be unable to take actions that a majority of its Board members deems desirable.

     Sale of EXTECH Shares

     Pursuant to the DCAP Agreement, while any loan made to either DCAP Shareholder pursuant to his Employment Agreement is outstanding, he will be obligated to sell, as soon as legally permissible, the maximum number of Common Shares that he is permitted by law to sell, and to use the proceeds thereof to satisfy his obligations under his respective notes. Until the foregoing notes, the Additional Shares Notes and the Closing Notes have been satisfied in full, neither DCAP Shareholder may sell or otherwise dispose of any of his EXTECH Common Shares for less than $.25 per share (subject to adjustment for stock splits and the like) without the prior written consent of the Company.

     Representations and Warranties

     The DCAP Agreement contains various representations and warranties of the DCAP Shareholders to EXTECH, including with respect to the following matters:
(i) the good standing and
corporate power of the DCAP Companies and similar corporate matters; (ii) the capitalization of the DCAP Companies; (iii) the absence of required consents, approvals and governmental filings, except for certain specified and required regulatory filings and approvals in connection therewith; (iv) the binding effect of the DCAP Agreement on the DCAP Shareholders; (v) the accuracy of the financial statements of the DCAP Companies; (vi) the absence of undisclosed liabilities; (vii) the absence of certain changes regarding the DCAP Companies;
(viii) the absence of adverse  developments  with respect to the DCAP Companies;
(ix) tax obligations of the DCAP Companies; (x) assets owned or held by the DCAP Companies; (xi) certain insurance matters; (xii) certain litigation matters and compliance with law; (xiii) certain real property matters; (xiv) certain material agreements entered into by the DCAP Companies; (xv) the condition of the assets of the DCAP Companies; (xvi) certain permits and licenses held by the DCAP Companies; (xvii) certain occupational health and safety and environmental matters; (xviii) certain intellectual property matters; (xix) certain compensation information; (xx) certain employee benefit plan matters; (xxi) the absence of conflicts between the DCAP Agreement and the transactions contemplated thereby and the Certificate of Incorporation and By-Laws of the DCAP Companies, certain agreements applicable to them or any judgment, order, injunction, decree, award, law or regulation applicable to them; (xxii) the absence of broker's fees payable; (xxiii) employment relations; (xxiv) prior names and addresses; (xxv) certain payments made by the DCAP Companies; (xxvi) the books and records of the DCAP Companies; (xxvii) compliance by the DCAP Companies with the Americans with Disabilities Act; (xxviii) information furnished by the DCAP Shareholders and the DCAP Companies for inclusion in this Proxy Statement; and (xxix) the absence of certain untrue or omitted facts. Such representations and warranties are subject, in certain cases, to specified exceptions and qualifications.

     The DCAP Agreement also contains various representations and warranties of EXTECH to the DCAP Shareholders, including with respect to the following matters: (i) the good standing and corporate power of EXTECH and similar corporate matters; (ii) the capitalization of EXTECH; (iii) the absence of required consents, approvals and governmental filings, except for certain specified and required regulatory filings and approvals in connection therewith;
(iv) the binding effect of the DCAP Agreement on EXTECH; (v) the accuracy of EXTECH's SEC reports; (vi) the absence of conflicts between the DCAP Agreement and the transactions contemplated thereby and the Certificate of Incorporation and By-Laws of EXTECH, certain agreements applicable to it or any judgment, order, injunction, decree, award, law or regulation applicable to it; (vii) the absence of certain changes regarding EXTECH; (viii) the absence of adverse developments with respect to EXTECH; (ix) tax obligations of EXTECH; (x) assets owned or held by EXTECH; (xi) certain insurance matters; (xii) certain litigation matters and compliance with law; (xiii) certain real property matters; (xiv) certain material agreements entered into by EXTECH; (xv) the condition of the assets of EXTECH; (xvi) certain permits and licenses held by EXTECH; (xvii) certain occupational health and safety and environmental matters; (xviii) intellectual property matters; (xix) certain compensation information;
(xx) certain employee benefit plan matters; (xxi) the absence of broker's fees payable; (xxii) employment relations; (xxiii) certain payments made by EXTECH;
(xxiv) the books and records of EXTECH; (xxv) compliance by EXTECH with the Americans with Disabilities Act; (xxvi) information included in this Proxy Statement; and (xxvii) the absence of certain untrue or omitted facts. Such representations and warranties are subject, in certain cases, to specified exceptions and qualifications.

     Pre-Closing Covenants

     The DCAP Shareholders have agreed in the DCAP Agreement that, until the closing or earlier termination of the DCAP Agreement, they will cause the DCAP Companies to conduct their business only in the ordinary and usual course and make no change in any of their business practices and policies without the written prior consent of EXTECH. Without limiting the generality of the foregoing, the DCAP Shareholders have agreed that they will not cause or permit any DCAP Company, without the prior written consent of EXTECH, to (i) amend its Certificate of Incorporation or By-Laws; (ii) enter into, adopt or amend any employment agreement or increase the compensation or fringe benefits of any employee; (iii) acquire or dispose of any material assets outside the ordinary course of business; (iv) acquire any business organization or division; (v) take any other action outside the ordinary course of business; or (vi) adopt any resolution or enter into or amend any contract with respect to any of the foregoing.

     The DCAP Shareholders have also agreed to use their best efforts to assure that all of their representations and warranties are true and correct as of the closing, that no default shall occur with respect to any of their covenants, and that all conditions to EXTECH's obligation to complete the closing are satisfied in a timely manner.

     EXTECH has agreed in the DCAP Agreement that, until the closing or earlier termination of the DCAP Agreement, subject to certain exceptions, it will conduct its business only in the ordinary and usual course and make no change in any of its business practices and policies without the written prior consent of the DCAP Shareholders. Without limiting the generality of the foregoing, EXTECH has agreed that it will not, without the prior written consent of the DCAP Shareholders, (i) amend its Certificate of Incorporation or By-Laws; (ii) enter into, adopt or amend any employment agreement or increase the compensation or fringe benefits of any employee; (iii) acquire or dispose of any material assets outside the ordinary course of business; (iv) acquire any business organization or division; (v) take any other action outside the ordinary course of business; or (vi) adopt any resolution or enter into or amend any contract with respect to any of the foregoing.

     EXTECH has also agreed to use its best efforts to assure that all of its representations and warranties are true and correct as of the closing, that no default shall occur with respect to any of its covenants, and that all conditions to the DCAP Shareholders' obligation to complete the closing are satisfied in a timely manner.

     No Negotiations

     The DCAP Agreement provides that neither of the DCAP Shareholders will, directly or indirectly, among other things, solicit or initiate discussions or engage in negotiations with any person other than EXTECH with respect to the possible acquisition, financing or change of control of any DCAP Company. The DCAP Shareholders have also agreed that, if they or any DCAP Company receives any unsolicited offer or proposal to enter into negotiations relating to a potential transaction, they shall immediately notify EXTECH of such fact and shall return any such written offer to the sending party.

     Conditions to Closing

     The  respective   obligations  of  EXTECH  and  the  DCAP  Shareholders  to
consummate the DCAP Acquisition are subject to a number of conditions, including, among others, (i) the approval of the DCAP Agreement and the DCAP Acquisition by the stockholders of the Company; (ii) the approval by the stockholders of the Company of Proposals 4, 5 and 6; (iii) the continuing accuracy of the representations and warranties, and compliance with all covenants and obligations, of the respective parties as set forth in the DCAP Agreement; (iv) except as discussed below, the obtaining of all consents, licenses and permits required from third parties, including state regulatory agencies; (v) the parties' receipt of certain opinions of counsel with respect to certain legal matters; (vi) the closing of the purchases of the Sterling Foster Shares; and (vii) EXTECH and the DCAP Shareholders having entered into the Employment Agreements and Death Buy-Out Agreements.

     EXTECH's obligation to consummate the DCAP Agreement is further conditioned upon, among other things, (i) its receipt of an opinion of an investment banking firm satisfactory to it to the effect that the transactions contemplated by the DCAP Agreement are fair, from a financial viewpoint, to the stockholders of the Company; (ii) its receipt of a "cold comfort" letter from the certified public accountant for the DCAP Companies, in form and substance reasonably satisfactory to the Company; (iii) its receipt of certain audited and unaudited financial statements for the DCAP Companies; (iv) the execution by the DCAP Shareholders of their respective Restrictive Covenant Agreements, Closing Notes and Closing Pledge Agreements; and (v) the appointment of Messrs. Certilman and Haft to the Board of Directors of DCAP and the Board of Directors of each of the DCAP Companies that is wholly-owned by the DCAP Shareholders.

     The DCAP Shareholders' obligation to consummate the DCAP Acquisition is further conditioned upon, among other things, (i) the size of the Board of Directors of the Company having been increased to four and the appointment of the two of them as members thereof; (ii) the receipt of an opinion from tax counsel to them to the effect that the DCAP Acquisition will not be a taxable event to them by reason of Section 351 of the Code; (iii) the execution and delivery to them by EXTECH of their respective Stock Option Agreements; (iv) the tender by EXTECH to them of the Closing Loans; and (v) the acquisition by Messrs. Certilman and Haft of their respective EXTECH Management Additional Shares.

     The obligation of Messrs. Certilman and Haft to consummate the DCAP Acquisition is further conditioned upon, among other things, (i) EXTECH's acquisition of the DCAP Shares; (ii) the acquisition by the DCAP Shareholders of the 950,000 Additional Shares; (iii) the closing of the purchases of the Sterling Foster Shares; (iv) stockholder approval of Proposals 2, 4, 5 and 6; and (v) the execution and delivery by EXTECH to them of their respective Employment Agreements and Stock Option Agreements.

     Any condition to the performance of the parties that legally can be waived may be so waived by the particular party. If any of the above conditions are not fulfilled by February 28, 1999 or waived by the party entitled to invoke such condition, such party may terminate the DCAP Agreement; however, under certain circumstances, the parties will be obligated to consummate the DCAP Acquisition notwithstanding the failure of a closing condition with respect to, and the failure to deliver to EXTECH the stock of, one or more of the DCAP Companies. In such event, the number of Common Shares of EXTECH to be issued to the DCAP Shareholders shall not be reduced; however, the DCAP Shareholders have agreed that, among other things, they will provide to EXTECH all of the benefits received by either of them from the excluded DCAP Companies and will grant EXTECH an irrevocable proxy with respect to their shares in such DCAP Companies. Following stockholder approval of the DCAP Acquisition, EXTECH will not, without further stockholder approval, waive any condition that by law would require such further stockholder approval. See "Termination."

     Closing of the DCAP Agreement

     The closing of the DCAP Agreement is to take place on the business day following stockholder approval of Proposals 2, 4, 5 and 6, subject to the satisfaction or waiver of the other conditions to closing set forth in the DCAP Agreement (see "Conditions to Closing"), unless otherwise agreed to in writing by the parties.

     Indemnification

     The  parties  have  agreed  that  their  respective   representations   and
warranties contained in the DCAP Agreement generally shall survive the closing for a period of two years.

     The DCAP Shareholders have agreed, jointly and severally, that they will indemnify and hold harmless EXTECH, among others, against and in respect of, among other things, any and all damages, losses, costs and expenses that result from, relate to or arise out of any misrepresentation, breach of warranty or nonfulfillment of any agreement or covenant on the part of either DCAP Shareholder under or in connection with the DCAP Agreement and any untrue statement or omission of material fact in this Proxy Statement which is based upon information furnished by any DCAP Shareholder.

     EXTECH has agreed to indemnify and hold harmless the DCAP Shareholders against and in respect of, among other things, any and all damages, losses, costs and expenses incurred or suffered by the DCAP Shareholders that result from, relate to or arise out of any misrepresentation, breach of warranty or nonfulfillment of any agreement or covenant on the part of EXTECH under or in connection with the DCAP Agreement, and any untrue statement or omission of material fact in this Proxy Statement, except to the extent based upon information furnished by either DCAP Shareholder.

     Neither the DCAP Shareholders nor EXTECH shall be liable to the other unless and until the aggregate claims, losses, costs and expenses resulting from indemnifiable matters exceeds $25,000 and then shall only be liable for the excess above such amount. The total indemnification to which EXTECH shall be entitled under the indemnification provisions of the DCAP Agreement (exclusive of legal fees and expenses) shall be limited to $950,000.

     At the option of EXTECH, any indemnification obligation of EXTECH under the DCAP Agreement may be satisfied in whole or in part through the issuance of additional Common Shares of EXTECH to the DCAP Shareholders based upon a value of $.25 per Common Share.

     At the option of the DCAP Shareholders, any indemnification obligation of them under the DCAP Agreement may be satisfied in whole or in part through the redelivery to EXTECH of any of the EXTECH Common Shares acquired by them pursuant to the DCAP Agreement or other Common Shares of EXTECH, in each case based upon a value of $.25 per share.

     Termination

     The DCAP Agreement may be terminated at any time before the closing, whether before or after the approval by the Company's stockholders of the DCAP Acquisition, (i) by mutual consent of the Board of Directors of the Company and the DCAP Shareholders; (ii) by either the Company or the DCAP Shareholders if any of the conditions to their obligation to close have not been fulfilled on or prior to February 28, 1999 or shall become incapable of fulfillment, unless the condition was not fulfilled as a result of any action or inaction by the terminating party or was waived.

     If the DCAP Agreement is terminated as provided for above, no party shall have any further liability or obligation except for any liability that may arise from a breach of the confidentiality provisions of the DCAP Agreement or as a result of a party's willful failure to consummate the DCAP Acquisition or for any breach of representation, warranty or covenant.

     Amendment

     The DCAP Agreement may be amended by a written instrument signed by the Company and the DCAP Shareholders at any time before or after receipt of stockholder approval of the DCAP Agreement and the DCAP Acquisition; provided, however, that after such approval, no amendment may be made that by law requires further approval by the Company's stockholders without the further approval of such stockholders.

     Regulatory Requirements


     One of the DCAP Companies, Payments, Inc., is licensed as a premium finance agency by the New York State Banking Department. It is contemplated that such entity will provide insurance premium financing to the clients of the DCAP Companies. Payments, Inc. is wholly-owned by the DCAP Shareholders. The New York State Banking Department has approved the transfer of the outstanding stock of Payments, Inc. to EXTECH pursuant to the DCAP Agreement.


Accounting Treatment

     The DCAP Acquisition will be accounted for as a purchase. See "Pro Forma Financial Statements."

Federal Income Tax Consequences

     Nonrecognition of Gain or Loss

     Under Section 1032 of the Code, EXTECH will not recognize any gain or loss on the issuance of the Acquisition Shares in consideration for the DCAP Shares or upon issuance of the 950,000 Additional Shares and EXTECH Management Additional Shares in consideration for cash and promissory notes, as discussed under "The DCAP Agreement - Acquisition of Common Shares."

     Basis of Properties Acquired in DCAP Acquisition

     The parties to the DCAP Agreement intend that Section 351 of the Code will apply to the proposed exchange of the DCAP Shares for the Acquisition Shares (the "Exchange"). Section 351 provides for nonrecognition of gain or loss on the Exchange with respect to the transferors of property to EXTECH, i.e., the DCAP Shareholders. EXTECH will not recognize any gain or loss on the Exchange whether or not Section 351 applies to the DCAP Shareholders.

     Assuming that Section 351 applies to the proposed Exchange, the original basis of EXTECH in the DCAP Shares acquired pursuant to the DCAP Agreement will be governed by Section 362(a)(1) of the Code. Pursuant to such provision, property acquired by a corporation in an exchange solely for its stock in connection with a transaction to which Section 351 applies has an original basis equal to the basis in the hands of the transferor ("carryover basis"). Accordingly, based on the assumed compliance with Section 351, EXTECH will for tax purposes record a carryover basis for the DCAP Shares acquired pursuant to the DCAP Agreement.

     Effect of Ownership Change on EXTECH Carryovers

     The   consolidated  net  operating  loss  carryover  and  the  consolidated carryover of excess general business tax credits of the EXTECH consolidated return group may be adversely affected by the changes in the stock ownership of EXTECH as a result of the issuance of Common Shares to the DCAP Shareholders and Eagle. Since these new stockholders in EXTECH will own more than 50% of the outstanding Common Shares of EXTECH after the proposed transactions, the consolidated net operating loss carryover of EXTECH may be materially reduced under the provisions of Section 382 of the Code.

     Since the DCAP Shareholders and Eagle will, upon consummation of the proposed transactions, own more than 50% of the outstanding stock of EXTECH, there will be an "ownership change" of EXTECH stock within the meaning of
Section 382(g) of the Code. Following such ownership change, the amount of any EXTECH consolidated taxable income for any post-change year (i.e., any year which ends after the date of the ownership change, including the post-change period of the change year) which may be offset by the pre-change consolidated net operating loss carryover cannot exceed the consolidated Section 382 limitation for such year, i.e., an amount equal to the value of the EXTECH group multiplied by the applicable long-term tax exempt rate in effect at the time of the ownership change.

     If all businesses conducted by the EXTECH group at the time of the ownership change are discontinued during the two-year period beginning on the date of the ownership change, the consolidated Section 382 limitation generally will be zero for all post-change years (including the post-change portion of the change year).

     Effect of Transaction on DCAP Carryovers; Consolidated Group

     As discussed above, EXTECH proposes to acquire 100% of the outstanding stock of certain of the DCAP Companies ("100% subsidiaries"), 67% of certain of the DCAP Companies ("67% subsidiaries"), and generally 50% of the remaining DCAP Companies ("50% subsidiaries").

     Under Section 1504(a) of the Code, the 50% subsidiaries will not become members of the EXTECH consolidated return group. Accordingly, each will need to file a separate tax return. EXTECH's acquisition of the stock of these 50% subsidiaries, taken in isolation, will not cause an "ownership change" with respect to their stock under Section 382(g) which requires a more than 50 percentage point change in stock ownership. However, the ownership change in
Section 382(g) is tested over a three year period. Accordingly, if coupled with any other change of stock ownership within the three year testing period, the EXTECH acquisition will trigger an ownership change under Section 382(g). Given such an ownership change, the particular 50% subsidiary will be subject to a separately computed Section 382 limitation on its pre-change loss carryovers with respect to its taxable income in its post-change years, as explained above.

     The acquisition of the 67% subsidiaries by EXTECH will result in an "ownership change" under Section 382(g) as to each such subsidiary. These subsidiaries also will not become members of the EXTECH consolidated return group. Consequently, each will need to file a separate tax return and each will be subject to a separately computed Section 382 limitation on its pre-change loss carryovers with respect to its taxable income in its post-change years, as explained above.

     The 100% subsidiaries will become members of the EXTECH consolidated return group for all periods commencing on the acquisition by EXTECH of their stock. As members of the group, their income or loss effective with the closing of the DCAP Acquisition will be includable in EXTECH's consolidated return and they will be subject to the consolidated Section 382 limitation explained above. In addition, generally for a five year period, each such subsidiary will be subject to a separately computed Section 382 limitation with respect to the carryover of its pre-change net operating loss carryovers to consolidated taxable income in post-change years, as explained above. In addition, each such 100% subsidiary will be subject to the separate return limitation year ("SRLY") limitation with respect to its pre-change net operating loss carryovers. Generally the SRLY limitation limits the utilization of the SRLY member's pre-affiliation net operating loss carryovers to the amount of its separate taxable income for the year which is contributed to the consolidated income tax return.

     Termination of Subchapter S Elections

     Under Section 1362 (d)(2) of the Code, any Subchapter S election by a DCAP Company will terminate effective on the date of the acquisition by EXTECH of some or all of its stock. Each such corporation will be required to file two short year income tax returns for the year in which termination occurs - a short period "S return" for the portion of the year which ends on the day before termination occurs and a short year return as a "C corporation" for the balance of the tax year (either as part of the EXTECH consolidated group, if a 100% subsidiary, or separately, if a 50% subsidiary or 67% subsidiary).

     Accounting Method

     The DCAP Companies have reported their taxable income by utilizing the cash method of accounting. Section 448 of the Code prohibits the use of the cash method of accounting to any "C corporation" whose gross receipts are $5,000,000 or more. The gross receipts test is applied with a rolling average of gross receipts over the three years preceding the taxable year. The gross receipts of two or more corporations (including "S corporations") are aggregated in computing the average if the same persons actually (or constructively by reason of rules of attribution) own more than 50% of their capital stock.

     If Section 448 applies, the affected DCAP Companies will be required to change to another method of accounting (usually the accrual method of accounting) for the first tax year following the end of the foregoing three year averaging period.

     THE FOREGOING DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE DCAP ACQUISITION IS A SUMMARY ONLY AND IS BASED ON EXISTING TAX LAW AS OF THE DATE OF THIS PROXY STATEMENT, WHICH MAY DIFFER ON THE DATE OF THE CLOSING. THE FOREGOING DISCUSSION IS NOT BINDING ON THE INTERNAL REVENUE SERVICE, AND NO RULING FROM THE INTERNAL REVENUE SERVICE HAS BEEN SOUGHT OR WILL BE SOUGHT WITH RESPECT TO SUCH TAX CONSEQUENCES. IN ADDITION, THE FOREGOING DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY APPLICABLE FOREIGN, STATE, LOCAL OR OTHER TAX LAWS.

Eagle

     The Company and Eagle have entered into the Eagle Subscription Agreement which provides for the issuance and sale by the Company to Eagle of 1,486,893 Common Shares for an aggregate purchase price of approximately $1,000,000, or $.67 per share (the "Eagle Issuance"). The Eagle Issuance is to be made concurrently with the closing of the DCAP Agreement. Each of the parties has the right to terminate the Eagle Subscription Agreement if the closing shall not have occurred by February 28, 1999. The closing of the Eagle Subscription Agreement is not a condition to the closing of the DCAP Acquisition. In the event the Eagle Subscription Agreement is not consummated, the Company will seek to increase the size of the private placement described in "Management's Discussion and Analysis or Plan of Operation - EXTECH" by $1,000,000.

     Eagle is a New Jersey insurance company wholly-owned by The Robert Plan, one of the largest insurers of assigned-risk drivers in the United States. Pursuant to separate agency agreements between certain DCAP Companies and certain insurance company subsidiaries of The Robert Plan, such DCAP Companies have been appointed agents of the insurance companies with regard to the offering of automobile and other insurance products. Certilman Balin Adler & Hyman, LLP serves as counsel to The Robert Plan with respect to certain matters (such firm, however, has not served as counsel to Eagle in connection with the Eagle Subscription Agreement).

     Pursuant to the Eagle Subscription Agreement, at the closing, the size of the Board of Directors of the Company is to be increased to five and Robert M. Wallach, Eagle's Vice President and the President and Chief Executive Officer of The Robert Plan, is to be appointed as a member of the Board of Directors. The Company has agreed that, during the five year period following the closing, provided that Eagle remains the beneficial owner of at least 1,000,000 Common Shares (subject to adjustment for stock splits and the like), the Company shall continue to nominate Mr. Wallach as a director.

Stock Ownership Following the DCAP Acquisition and Eagle Issuance

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares following the DCAP Acquisition, the issuance of the Common Shares contemplated by the DCAP Agreement, the purchases of the Sterling Foster Shares and the issuance of the Eagle Shares. Such information is presented for (i) each person who the Company believes will be the beneficial owner of more than 5% of the Company's outstanding Common Shares following such events, (ii) each person who it is contemplated will be a director of the Company following such events, (iii) each person listed in the Summary Compensation Table under "Executive Compensation," and (iv) all persons who it is contemplated will be the Company's executive officers and directors following such events, as a group.

  Name and Address                   Number of Shares         Approximate
 of Beneficial Owner                Beneficially Owned      Percent of Class

Kevin Lang......................        2,575,000(1)              21.9%
  2545 Hempstead Turnpike
  East Meadow, New York

Abraham Weinzimer.........              2,575,000(1)              21.9%
  2545 Hempstead Turnpike
  East Meadow, New York

Jay M. Haft......................       1,580,393(1)(2)(3)        13.4%
  201 S. Biscayne Blvd.
  Suite 3000
  Miami, Florida

Morton L. Certilman.........            1,486,893(1)(2)(4)        12.6%
  The Financial Center
    at Mitchel Field
  90 Merrick Avenue
  East Meadow, New York

Robert M. Wallach............           1,486,893(5)              12.6%
  c/o The Robert Plan Corporation
  999 Stewart Avenue
  Bethpage, New York

All executive officers
and directors as a group
(6 persons)........................     9,731,179(1)(2)(3)        82.6%
                                                 (4)(5)(6)

(1) Reference is made to "The DCAP Agreement - Agreement as to Voting" for a discussion of a certain agreement as to voting among Messrs. Lang, Weinzimer, Certilman and Haft.

(2) As previously indicated, each of Messrs. Certilman and Haft has previously filed a Schedule 13D and amendments thereto under the Exchange Act with respect to their respective equity interests in the Company. In view of their intention to consult with each other with respect to the acquisition, voting and disposition of their respective shares, Messrs. Certilman and Haft may be deemed a group. Accordingly, following the DCAP Acquisition, the group of Messrs. Certilman and Haft would beneficially own 3,067,286 Common Shares. Such amount would represent approximately 26.0% of the outstanding Common Shares of the Company following the DCAP Acquisition and the Eagle Issuance. However, as indicated above, each of Messrs. Certilman and Haft independently makes his own decisions with respect to the acquisition, voting and disposition of the Common Shares directly owned by him and neither Mr. Certilman nor Mr. Haft has any economic interest in the Common Shares directly owned by the other.

(3)  Includes shares held in a retirement trust for the benefit of Mr. Haft.

(4)  Includes  shares  held  in a  retirement  trust  for  the  benefit  of  Mr.
     Certilman.

(5) Represents shares owned by Eagle, of which Mr. Wallach, a contemplated new director of the Company, is a Vice President. Eagle is a wholly-owned subsidiary of The Robert Plan, of which Mr. Wallach is President and Chief Executive Officer. The inclusion of the shares for Mr. Wallach shall not be deemed an admission that he is the beneficial owner of such shares.

(6) Includes 5,000 shares held in a retirement trust for the benefit of an executive officer and 22,000 shares held by such executive officer's wife. Such executive officer disclaims beneficial ownership of the shares owned by his wife.

Price Range of Common Shares

         The Company's Common Shares are traded in the over-the-counter market on the Bulletin Board under the symbol "EXTH". The following table sets forth, for the periods indicated, the high and low closing bid prices for the Company's Common Shares as reported by the Bulletin Board:

1996 Calendar Year                  High     Low

First Quarter                    $   1/4    $  1/16
Second Quarter                       7/16      1/4
Third Quarter                        7/16      3/8
Fourth Quarter                       3/8       3/8

1997 Calendar Year                  High     Low

First Quarter                    $   1/2     $ 3/8
Second Quarter                       1/2       1/2
Third Quarter                      1-1/4       1/2
Fourth Quarter                      11/16

1998 Calendar Year                  High      Low


First Quarter                    $   3/4     $11/16
Second Quarter                      13/16      9/16
Third Quarter                     1-13/16      5/8
Fourth Quarter                    2-3/8        3/4


1999 Calendar Year


First Quarter
  (through February 4, 1999       2-1/16      1-1/2

     On February 4, 1999 (the last day prior to the date of this Proxy Statement on which the Company's Common Shares were traded), the closing bid price for the Company's Common Shares, as reported by the Bulletin Board, was $1.9375 per share.


     The above quotations reflect interdealer prices, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

     As of December 31, 1998, there were approximately 3,000 record holders of the Company's Common Shares.

     The DCAP Shares are privately held and there is no trading market for such stock.

     The Company has neither declared nor paid any cash dividends on its Common Shares during its two most recent fiscal years and the Board of Directors does not contemplate the payment of dividends in the foreseeable future. Any decisions as to the future payment of dividends will depend on the earnings and financial position of the Company and such other factors as the Board of Directors deems relevant.

Pro Forma Financial Statements

     The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition by EXTECH of the DCAP Shares accounted for as a purchase transaction and the issuance of Common Shares to Eagle. These pro forma financial statements are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results and financial position that might have been achieved had the DCAP Acquisition occurred as of an earlier date, nor are they necessarily indicative of the operating results and financial position which may occur in the future.

     A pro forma condensed consolidated balance sheet is provided as of September 30, 1998, giving effect to the DCAP Acquisition and Eagle Issuance as though they had been consummated on that date. Pro forma condensed consolidated statements of income are provided for the nine month period ended September 30, 1998 and the year ended December 31, 1997, giving effect to the DCAP Acquisition as though it had occurred on January 1, 1997.

     The pro forma financial statements are based on preliminary estimates of values and transaction costs and preliminary appraisals. The actual recording of the transactions will be based on final appraisals, values and transaction costs. Accordingly, the actual recording of the transactions can be expected to differ from these pro forma financial statements.

     The historical consolidated statement of income presented for the year ended December 31, 1997 is derived from the separate historical consolidated financial statements of EXTECH and combined financial statements of the DCAP Companies, and should be read in conjunction with the companies' separate financial statements incorporated by reference or included elsewhere herein. The historical condensed financial statement for the nine months ended September 30, 1998 is derived from the historical interim consolidated financial statements of EXTECH and combined financial statements of the DCAP Companies, incorporated by reference or included elsewhere herein, and have been prepared in accordance with generally accepted accounting principles applicable to interim financial information, and, in the opinion of the respective managements of EXTECH and DCAP, include all adjustments necessary for a fair presentation of the financial information for such interim periods.

                               EXTECH CORPORATION
                                       AND
        DEALERS CHOICE AUTOMOTIVE PLANNING INC. AND AFFILIATED COMPANIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

                               September 30, 1998
                                   (Unaudited)
                                                           Historical                       Pro Forma
                                                    EXTECH         DCAP
                ASSETS                              Corporation    Companies      Adjustments    Consolidated
Current assets:
   Cash and cash equivalent                         $  406,275     $   93,226         9,500  (2)   $1,393,219
                                                                                    113,000  (3)
                                                                                   (225,000) (4)
                                                                                    996,218  (6)

   Accounts receivable, net                             78,383        498,558          -              576,941
   Notes and other receivables                         822,438           -         (795,238) (5)      252,200
                                                                                    225,000  (4)
   Inventories                                           8,103           -             -                8,103
   Prepaid expenses and other current assets            40,757         73,090       (25,933) (1)       87,914
                                                     ---------      ---------       --------        ---------
      Total Current Assets                           1,355,956        664,874       297,547         2,318,377

PROPERTY AND EQUIPMENT, net                            101,216      1,021,530          -            1,122,746
LOAN RECEIVABLE - SHAREHOLDERS                            -           358,764          -              358,764
DEPOSITS                                                 5,000         71,889          -               76,889
DEFERRED INCOME TAXES                                     -           187,900      (127,873)  (1)      60,027
GOODWILL                                                  -              -        2,420,352   (1)   2,420,352
OTHER                                                   50,527           -             -               50,527
                                                     ---------      ---------     ---------         ---------
                                                    $1,512,699     $2,304,957    $2,590,026        $6,407,682
                                                     =========      =========     =========         =========
   LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and other accrued expenses      $  103,399     $  968,909    $  (45,238) (5)   $1,027,070
   Notes payable                                          -           955,388      (750,000) (5)      205,388
   Debentures payable                                  154,200           -             -              154,200
   Current portion of long-term debt                      -           158,044          -              158,044
   Income taxes payable, current                        11,430         25,708          -               37,138
                                                     ---------      ---------     ---------         ---------
      Total current liabilities                        269,029      2,108,049      (795,238)        1,581,840
                                                     ---------      ---------     ---------         ---------

MINORITY INTEREST                                          560      1,181,243                       1,181,803
LONG-TERM DEBT                                            -           154,745                         154,745
DEFERRED REVENUE                                                      302,466                         302,466
DEFERRED INCOME TAXES                                                   2,700        (2,700) (1)         -

Stockholders' equity:
 Common stock, $.01 par value, authorized
  10,000,000 and 25,000,000 shares,
  respectively; issued and outstanding
  5,591,367 and 11,780,260 shares, respectively         55,914           -           33,000  (1)      117,803
                                                                                      9,500  (2)
                                                                                      4,520  (3)
                                                                                     14,869  (6)

Common stock                                              -            32,583       (32,583) (1)         -

Capital in excess of par                             5,264,950        326,199      (326,199) (1)    7,374,779
                                                          -              -          792,000  (1)         -
                                                          -              -          228,000  (2)         -
                                                          -              -          108,480  (3)         -
                                                          -              -          981,349  (6)         -

Deficit                                             (4,077,754)    (1,704,256)    1,704,256  (1)   (4,077,754)
                                                     ---------      ---------     ---------         ---------
                                                     1,243,110     (1,345,474)    3,517,192         3,414,828
Stockholders' notes receivable                            -              -         (228,000) (2)     (228,000)
Treasury stock                                            -           (98,772)       98,772  (1)         -
                                                     ---------      ---------     ---------         ---------
                                                     1,243,110     (1,444,246)    3,387,964         3,186,828
                                                     ---------      ---------     ---------         ---------
                                                    $1,512,699     $2,304,957    $2,590,026        $6,407,682
                                                     =========      =========     =========         =========

 See accompanying notes to pro forma condensed consolidated financial statements

                               EXTECH CORPORATION
                                       AND
                     DEALERS CHOICE AUTOMOTIVE PLANNING INC.
                            AND AFFILIATED COMPANIES

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1998

1. To record the estimated purchase price of $851,000 (including aggregate estimated related acquisition costs of $26,000 which has been paid as of September 30, 1998) for the DCAP Acquisition and the elimination of the historical equity capitalization of the DCAP Companies in accordance with the purchase method of accounting. Of such estimated purchase price, $825,000 represents the issuance of 3,300,000 Common Shares of EXTECH to the DCAP Shareholders in exchange for the DCAP Shares. The value of the EXTECH Common Shares of $.25 per share is based on independent appraisal.

       The preliminary allocation of the purchase price paid for the net assets of the DCAP Companies based upon the estimated fair values of such net assets is as follows:


       Estimated acquisition costs                                    $  851,000
       Historical negative book value of net assets at
          September 30, 1998                                           1,569,000
                                                                       ---------

       Acquisition goodwill                                           $2,420,000
                                                                      ==========


       On an ongoing basis, the Company will evaluate the carrying value of intangible assets versus the discounted cash benefit expected to be realized from the performance of the underlying operations and adjust for any impairment in value.

2. To record the issuance of 950,000 Common Shares of EXTECH to the DCAP Shareholders at a purchase price of $.25 per share in consideration of cash of $9,500 and notes aggregating $228,000. The notes will be payable in six equal annual installments of principal and interest commencing April 15, 2001 and will bear interest at the rate of 6% per annum.

3. To record the issuance of 452,000 Common Shares of EXTECH to certain stockholders of EXTECH at a purchase price of $.25 per share payable in cash.

4. Represents loans to the DCAP Shareholders in connection with the purchase of 950,000 Common Shares of EXTECH directly from an existing EXTECH stockholder. The loans will be payable in six equal annual installments of principal and interest commencing April 15, 2001 and will bear interest at the rate of 6% per annum.

5. Elimination of intercompany loans and related accrued interest.

6. To record the issuance of 1,486,893 Common Shares of EXTECH to Eagle. On October 2, 1998, Eagle entered into a subscription agreement to acquire the shares at $.67 per share. The consummation of the transaction is contemplated to take place concurrently with the closing of the DCAP Agreement.


                               EXTECH CORPORATION
                                       AND
        DEALERS CHOICE AUTOMOTIVE PLANNING INC. AND AFFILIATED COMPANIES

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (Unaudited)




                                                                     Historical                        Pro Forma
                                                                     ----------                        ---------
                                                             EXTECH             DCAP
                                                          Corporation         Companies          Adjustments       Consolidated
                                                          -----------         ---------          -----------       ------------

Revenues                                                  $  723,226         $6,173,809          $    19,500  (4)   $ 6,874,035
                                                                                                     (42,500) (1)

                                                                                                      73,000  (2)
Operating expenses                                           798,335          6,727,990              (42,500) (1)     7,556,825
                                                           ---------          ---------           ----------         ----------

Loss before provision for income
  taxes and minority interest                                (75,109)          (554,181)             (53,500)          (682,790)

Benefit of income taxes                                         -               (90,282)                -               (90,282)
                                                           ---------          ---------           ----------         ----------

Loss before minority interest                                (75,109)          (463,899)             (53,500)          (592,508)

Minority interest in net loss of affiliates                     -               (98,414)                -               (98,414)
                                                           ---------          ---------           ----------         ----------

Net loss                                                  $  (75,109)        $ (365,485)         $   (53,500)       $  (494,094)
                                                           =========          =========           ==========         ==========

Net loss per common share:
   Basic                                                  $    (0.01)                                         (3)   $     (0.04)
                                                           =========                                                 ==========
   Diluted                                                $    (0.01)                                         (3)   $     (0.04)
                                                           =========                                                 ==========

Weighted average number of shares outstanding:
   Basic                                                   5,591,367                                          (3)    11,780,260
                                                           =========                                                 ==========
   Diluted                                                 5,591,367                                          (3)    11,780,260
                                                           =========                                                 ==========

 See accompanying notes to pro forma condensed consolidated financial statements

                               EXTECH CORPORATION
                                       AND
                     DEALERS CHOICE AUTOMOTIVE PLANNING INC.
                            AND AFFILIATED COMPANIES

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                            CONSOLIDATED STATEMENT OF

                      NINE MONTHS ENDED SEPTEMBER 30, 1998



1.     Elimination of interest charged on intercompany balances.

2. Reflects amortization of goodwill based on the preliminary purchase accounting allocations related to intangible assets acquired in connection with the acquisition of the DCAP Companies by EXTECH. The goodwill is being amortized over a 25 year life.

3. Basic and Diluted pro forma loss per share is based on historical weighted average number of Common Shares and equivalents of EXTECH outstanding during the nine months ended September 30, 1998, adjusted for the exchange of DCAP Shares for Common Shares of EXTECH.

4.     To  accrue  interest  on  notes  issued  in  connection  with  the   DCAP
       Acquisition.


                               EXTECH CORPORATION
                                       AND
        DEALERS CHOICE AUTOMOTIVE PLANNING INC. AND AFFILIATED COMPANIES

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1997
                                   (Unaudited)


                                                              Historical                                  Pro Forma
                                                      EXTECH                DCAP
                                                  Corporation           Companies             Adjustments         Consolidated


Revenues                                          $  996,618             $8,486,540            $   26,000  (4)    $ 9,505,158
                                                                                                    4,000  (1)

                                                                                                   97,000  (2)
Operating expenses                                 1,136,616              8,959,984                (4,000) (1)     10,189,600
                                                   ---------              ---------             ---------          ----------

Operating loss                                      (139,998)              (473,444)              (71,000)           (684,442)

Other income                                            -                   535,334                  -                535,334

Net income (loss) before provision for
   income taxes and minority interest               (139,998)                61,890               (71,000)           (149,108)

Provision for income taxes                             3,994                 43,988                  -                 47,982
                                                    --------              ---------             ---------          ----------

Net income (loss) before minority interest          (143,992)                17,902               (71,000)           (197,090)

Minority interest in net loss of affiliates             -                   (41,192)                 -                (41,192)
                                                   ---------              ---------             ---------          ----------

Net income (loss)                                 $ (143,992)            $   59,094            $  (71,000)        $  (155,898)
                                                    ========              =========             =========          ==========

Net loss per common share:
   Basic                                          $    (0.03)                                              (3)    $     (0.01)
                                                    =========                                                      ==========
   Diluted                                        $    (0.03)                                              (3)    $     (0.01)
                                                    =========                                                      ==========

Weighted average number of shares outstanding:
   Basic                                           5,591,367                                               (3)     11,780,260
                                                   =========                                                       ==========
   Diluted                                         5,591,367                                               (3)     11,780,260
                                                   =========                                                       ==========






 See accompanying notes to pro forma condensed consolidated financial statements

                               EXTECH CORPORATION
                                       AND
                     DEALERS CHOICE AUTOMOTIVE PLANNING INC.
                            AND AFFILIATED COMPANIES

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1997




1.       Elimination of interest charged on intercompany balances.

2. Reflects amortization of goodwill based on the preliminary purchase accounting allocations related to intangible assets acquired in connection with the acquisition of the DCAP Companies by EXTECH. The goodwill is being amortized over a 25 year life.

3. Basic and Diluted pro forma loss per share is based on historical weighted average number of Common Shares and equivalents of EXTECH outstanding during the year ended December 31, 1997, adjusted for the exchange of DCAP Shares for Common Shares of EXTECH.

4.       To  accrue  interest  on  notes   issued  in  connection  with the DCAP
         Acquisition.




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Management's Discussion and Analysis or Plan of Operation

     EXTECH

     Reference is made to Item 6 of the Company's 1997 Form 10-KSB and Item 2 of
Part I of the  Company's  Quarterly  Report on Form 10-QSB for the period  ended
September 30, 1998, as amended (the "September 30, 1998 Form 10-QSB"), which Items 6 and 2 are incorporated herein by reference.

     In January 1999, the Company entered into a letter of intent with a placement agent with respect to a "best efforts" private placement of between $1,500,000 and $2,000,000 in equity securities. It is contemplated that the proceeds of the offering, which is anticipated to commence shortly following the closing of the DCAP Acquisition, will be utilized in connection with increased advertising and marketing efforts by the DCAP Companies. No definitive agreement has been executed with regard to the private placement and no assurances can be given that it will be undertaken or consummated.

     The securities offered in the private placement will not be registered under the Securities Act and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from the registration requirements thereof. The letter of intent provides for the grant of certain registration rights to the purchasers of the offered securities. See "Proposal 4: Amendment to Certificate of Incorporation to Increase Number of Authorized Shares."

     DCAP

     Results of Operations

          Year Ended December 31, 1997 Compared to Year Ended December 31, 1996

          Revenues

     Combined revenue for the year ended December 31, 1997 was $8,486,540, a decrease of $851,415, or 9.1%, as compared to combined revenue of $9,337,955 for the year ended December 31, 1996. The decrease was primarily the result of the following:

     (a) a reduction in the amount of performance-based revenue received from a third-party premium financing source (based upon the number of applications submitted for premium financing) as a result of pending litigation with this financing source (based on alleged breaches of contract, among other claims, by the parties) and the resulting cessation of business dealings between the parties (approximately $223,000);

     (b) reduced sales of motor clubs and other related fees as a result of the reduced revenue from assigned risk policies which generate higher motor clubs sales (approximately $63,000);

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     (c)  decreased  renewals  due to the  sale of a  portion  of the  "book  of business" described below for approximately $535,000; and

     (d) the DCAP Companies' only non-assigned risk carrier in New Jersey going out of business in 1996 (approximately $205,000).

     Operating Expenses

     Selling Expenses: Combined selling expenses were $2,649,304 for the year ended December 31, 1997, representing a decrease of $306,980, or 10.4%, as compared to $2,956,284 for the year ended December 31, 1996. The decrease was primarily attributable to a reduction of radio and print advertising caused by a lack of working capital.

     General and Administrative Expenses: Combined general and administrative expenses were $6,050,690 for the year ended December 31, 1997, representing a decrease of $604,488, or 9.1%, as compared to $6,655,178 for the year ended December 31, 1996. This decrease is primarily the result of automation efficiencies and management's cost cutting efforts in the areas of salaries and office expenses, combined with a reduction in the expenses related to the sales of motor clubs and other related fees.

     Sale of Book of Business: In May 1997, the DCAP Companies sold, for $535,334, the potential future commissions on renewal policies on Progressive Northeastern Insurance Company automobile policies sold prior to May 30, 1997. Such policies represented approximately 15% of the "book of business" of the DCAP Companies. No such sale occurred in 1996. The DCAP Companies continue to write insurance through Progressive Northeastern Insurance Company.

     Interest Expense: Combined interest expense for the year ended December 31, 1997 was $52,269 as compared to $84,371 for the year ended December 31, 1996. The net decrease of $32,102 is primarily attributable to certain notes being paid off during 1997, combined with the average outstanding debt being less in 1997 than 1996.

     Provision for Income Taxes: Provision for income taxes represents the minimum taxes or the taxes (benefit) on the individual DCAP Companies' income
(loss) included in the Combined Statements of Operations.

     Minority Interest in Affiliated Companies: Minority interest in affiliated companies was ($41,192) for the year ended December 31, 1997, as compared to ($261,232) for the year ended December 31, 1996. This represents the interest of minority shareholders in the net income (loss) of the individual DCAP Companies in the Combined Statements of Operations. The change of $220,040 relates to the decrease of $632,729 in the net loss before minority interest for the year ended December 31, 1997, as compared to the year ended December 31, 1996.



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




     Nine Months Ended September 30, 1998 Compared to Nine Months Ended September 30, 1997

     Revenue

     Combined revenue for the nine months ended September 30, 1998 was $6,173,809, a decrease of $201,154, or 3.2%, as compared to combined revenue of $6,374,963 for the nine months ended September 30, 1997. The decrease was primarily the result of major insurance carriers (Geico, Allstate and Colonial Pacific) entering the DCAP Companies' market, coupled with a decrease in renewals due to the sale of a portion of the "book of business" in May 1997, as discussed above.

     Operating Expenses

     Selling Expenses: Combined selling expenses were $1,885,371 for the nine months ended September 30, 1998, representing a decrease of $108,571, or 5.4%, as compared to $1,993,942 for the nine months ended September 30, 1997. This decrease was primarily attributable to a reduction of radio and print advertising caused by a lack of working capital.

     General and Administrative Expenses: Combined general and administrative expenses were $4,628,343 for the nine months ended September 30, 1998, representing an increase of $59,145, or 1.3%, as compared to $4,569,198 for the nine months ended September 30, 1997. This increase is primarily the result of payroll and other operating costs associated with the opening of new stores, coupled with the professional fees associated with the proposed transaction with EXTECH.

     Sale of Book of Business: As discussed above, in May 1997, the DCAP Companies sold, for $535,334, the potential future commissions on renewal policies on Progressive Northeastern Insurance Company automobile policies sold prior to May 30, 1997. No such sale occurred during the nine months ended September 30, 1998.

     Interest Expense: Combined interest expense for the nine months ended September 30, 1998 was $63,776 as compared to $16,508 for the nine months ended September 30, 1997. The increase of $47,268 is primarily attributable to the borrowings by DCAP from EXTECH between November 1997 and May 1998. See "The DCAP Agreement - Loans."

     Provision for Income Taxes: Provision for income taxes represents the minimum taxes or the taxes (benefit) on the individual DCAP Companies' income
(loss) included in the Combined Statements of Operations.

     Minority Interest in Affiliated Companies: Minority interest in affiliated companies was ($98,414) for the nine months ended September 30, 1998, as compared to $112,591 for the nine months ended September 30, 1997. This represents the interest of minority shareholders in the net income (loss) of the individual DCAP Companies in the Combined Statements of Operations. The

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



change of $211,005 relates to the increase of $614,790 in the net loss before minority interest for the nine months ended September 30, 1998, as compared to the nine months ended September 30, 1997.

     Liquidity and Capital Resources

     As of December 31, 1997, the DCAP Companies had a combined cash overdraft of $2,204 as compared to $70,252 at December 31, 1996, representing a decrease in the overdraft of $68,048. Such decrease was primarily the result of an increase in notes payable (including $325,000 advanced by EXTECH) and an investment by minority shareholders, offset by a reduction in long-term debt, purchases of fixed assets and an increase in loans receivable from shareholders and related companies.

     At September 30, 1998, the DCAP Companies had a combined cash balance of $93,226, representing an increase in cash of $95,430 since December 31, 1997. This increase was primarily the result of an increase in notes payable
(including $425,000 advanced by EXTECH), offset by cash used in operating activities and losses attributable to minority shareholders.

     Capital expenditures were $75,693 during the year ended December 31, 1997, and $41,334 during the nine months ended September 30, 1998, primarily representing computer equipment and leasehold improvements for stores opened during 1997. At September 30, 1998, the DCAP Companies had no material commitments for capital expenditures.

     At September 30, 1998, DCAP had $80,000 available under its line of credit with Chase Manhattan Bank. At September 30, 1998, the DCAP Companies had a combined working capital deficit of $1,443,175. DCAP management believes that, in the event the contemplated transaction with EXTECH is not consummated or the DCAP Companies are unable to obtain alternate financing, the DCAP Companies may not have sufficient resources to continue operations.

     Year 2000


     The Year 2000 ("Y2K") problem is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of DCAP's programs that have time- sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000, which could result in miscalculations or system failures. DCAP has implemented a Y2K compliance program designed to ensure that its computer systems, applications and embedded operating systems will function properly beyond 1999. DCAP believes that all of its "mission critical" systems have been identified, and will be brought into compliance in a timely fashion.


     There are only two information technology ("IT") systems that require Y2K analysis. One of these is in DCAP's headquarters and is already Y2K compliant. The second is the storefront point of sale system, to which each DCAP store is connected; currently, this system is not compliant. DCAP believes that this second IT system will be fully compliant by the end of the first quarter of 1999.

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





     The remediation of the storefront computer system will be accomplished by the installation of an entirely new system of leased computers The lease agreement obligates DCAP to make payments totaling $92,000. It is anticipated that this cost will be expensed as incurred and funded through cash from operations. The programs that have been installed in these computers have been tested by an independent third party with whom DCAP has had a maintenance contract for the past four years. The testing of the storefront computer system, which has occurred prior to installation, has been completed. Other than the testing of the new storefront computer system, DCAP does not anticipate any independent verification of its Y2K readiness.


     The only material non-IT system which might be impacted by the Y2K problem is DCAP's telephone system. DCAP has been assured by the manufacturer of the system that it has addressed its Y2K problems, and that it is prepared to upgrade the DCAP phone system, at a cost of $5,000, in order to make the system Y2K compliant. DCAP management has not yet determined whether to upgrade its phone system through an agreement with the manufacturer, or otherwise, but it anticipates that this single non-IT Y2K issue will be fully remediated by the end of the second quarter of 1999. An inventory and assessment of other potential non-IT systems, which could have an impact on DCAP's business, operations, and financial position, has been completed by the management of DCAP. It was determined that no other non-IT systems will pose any Y2K problem.


     DCAP's executive management has been contacted by all of the major insurance carriers with which it does a significant amount of business. Most of these major carriers, such as Chubb and Travelers, have notified DCAP that their Y2K compliance programs are at or near completion, and DCAP therefore anticipates no Year 2000 problems with these parties. The object of the contacts by these companies was to ensure that DCAP itself would be Y2K compliant, in order to ensure the orderly continuation of business with them. DCAP anticipates receiving similar communications from all of the major carriers with which it deals by the end of the first quarter of 1999. However, neither the Company nor the management of DCAP can assure that the systems of these insurance carriers, upon which the business of the DCAP Companies depends, will be Y2K compliant on a timely basis. DCAP is developing contingency plans designed to enable it to continue its operations, even in the event of the loss of business from one or more of these carriers, or due to other third party failures.


     DCAP's management intends to develop a "worst-case scenario" with respect to Y2K non-compliance and to develop contingency plans designed to minimize the effects of such scenario. Both the worst-case scenario and the contingency plan will involve analysis of (i) the use of alternative sources of insurance coverage (of which DCAP has several) in the event of the loss of availability of one or more major carriers, and (ii) the use of alternative, non-IT methods of processing applications, including manual processing, in the event of IT-system failure on the part of outside parties. The executive management of DCAP intends to have its worst-case scenario and contingency plan fully developed and completely in place by the end of the second quarter of 1999.


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



Recommendation and Required Vote

     The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company present at the Meeting in person or by Proxy is required for approval of this proposal. The Board of Directors recommends a vote FOR approval of the DCAP Acquisition.

              PROPOSAL 3: AMENDMENT TO CERTIFICATE OF INCORPORATION
                                 TO CHANGE NAME

     The Company's Board of Directors has determined that, subject to obtaining stockholder approval of the DCAP Acquisition, it would be in the best interest of the Company and its stockholders to amend the Company's Certificate of Incorporation to change the Company's name to "DCAP Group, Inc.". The Board of Directors believes that the proposed new name is more identifiable with the business activities of the DCAP Companies (which will be the Company's primary business following the closing of the DCAP Agreement) and that, accordingly, its adoption will enhance the Company's competitive position in its new business. The amendment to the Certificate of Incorporation to change the Company's name will not be effected if stockholder approval of the DCAP Acquisition is not obtained.

Recommendation and Required Vote

     The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company is required for approval of this proposal. The Board of Directors recommends a vote FOR the adoption of the proposed amendment to the Certificate of Incorporation.

              PROPOSAL 4: AMENDMENT TO CERTIFICATE OF INCORPORATION
                 TO INCREASE NUMBER OF AUTHORIZED COMMON SHARES

     The Board of Directors of the Company, by unanimous vote, has adopted resolutions approving and submitting to a vote of the stockholders an amendment to Article 4 of the Company's Certificate of Incorporation to increase the number of authorized Common Shares from 10,000,000 to 25,000,000 (the "Authorized Share Increase"). As discussed below, stockholder approval of the Authorized Share Increase is a condition precedent to the closing of the DCAP Agreement and the Eagle Subscription Agreement. The amendment to the Certificate of Incorporation to increase the number of authorized Common Shares will not be effected if stockholder approval of the DCAP Acquisition is not obtained. The Board believes that the Authorized Share Increase is also in the best interest of the Company so as to make additional Common Shares available for acquisitions, financings, present and future employee benefit programs and other corporate purposes.

     As indicated above, the Company is currently authorized to issue 10,000,000 Common Shares. As of February 2, 1999, there were 5,591,367 Common Shares issued and outstanding. Since the consummation of the DCAP Acquisition requires the issuance of an aggregate of 4,702,000 Common Shares, there is currently an insufficient number of authorized but unissued Common

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



Shares available for such issuances. In addition, the DCAP Agreement contemplates the grant of options to purchase an aggregate of 850,000 Common Shares and the reservation of such Common Shares for such purposes. Further, the Eagle Subscription Agreement contemplates the issuance of 1,486,893 Common Shares. Accordingly, without an increase in the number of authorized Common
Shares, the Company will not be able to consummate the DCAP Acquisition or the Eagle Subscription Agreement.

     In addition, in January 1999, the Company entered into a letter of intent with a placement agent with respect to a "best efforts" private placement of between $1,500,000 and $2,000,000 in equity securities. The letter of intent provides that Common Shares of the Company are to be offered at a subscription price equal to two-thirds of the 30 day average of the closing price of the Company's Common Shares on the Bulletin Board immediately prior to the commencement of the offering (such 30 day average being referred to as "Market Value"). For each three Common Shares purchased, a subscriber is also to receive a Class A Warrant, Class B Warrant and Class C Warrant. Each warrant would entitle the holder to purchase one Common Share at an exercise price equal to 100%, 125% and 150%, respectively, of Market Value during a five year term, subject to redemption by the Company in the event the market price of the Company's Common Shares is at least 25% greater than the exercise price of the respective warrant and a registration statement is in effect covering the resale of the Common Shares underlying the warrant.

     The letter of intent also provides that, in the event, at the time the Common Shares are saleable pursuant to Rule 144 or a registration statement covering the shares becomes effective, the market price of the Common Shares is less than the market price at the time of the offering, the private placement purchasers shall be entitled to receive additional shares based upon the lower price (but in no event more than an additional 50% of the original shares issued). In addition, pursuant to the letter of intent, the respective exercise prices of the warrants shall be likewise reduced (but not by more than one-third).

     Pursuant to the letter of intent, the placement agent is to receive a commission equal to 10% of the proceeds of the offering, an accountable expense allowance (not to exceed $35,000) and warrants to purchase up to 10% of the securities sold in the offering. The letter of intent also provides for a two-year corporate finance agreement between the Company and the placement agent pursuant to which the placement agent would be entitled to receive a fee of $25,000 per annum, payable upon execution of the agreement.

     The additional Common Shares resulting from the stockholder approval of the Authorized Share Increase may be issued from time to time as the Board of Directors may determine without further action of the stockholders of the Company. Although the Board has no current plans to utilize such shares to entrench present management (however, see "Proposal 2: The DCAP Acquisition - The DCAP Agreement - Agreement as to Voting"), it may, in the future, be able to use the additional Common Shares as a defensive tactic against hostile takeover attempts. The authorization of such additional Common Shares will have no current anti-takeover effect, except that, following the closing of the DCAP Agreement and the Eagle Subscription Agreement, Messrs.

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Certilman, Haft, Lang, Weinzimer and Wallach will beneficially own approximately
82.6% of the issued and outstanding Common Shares of the Company. See "Proposal 2: The DCAP Acquisition Stock Ownership Following the DCAP Acquisition and Eagle
Issuance."  No  hostile  takeover  attempts  are,  to  management's   knowledge,
currently threatened. Except as noted above or as discussed below under "Proposal 5: Amendment to Certificate of Incorporation to Require Unanimous, Rather Than Majority, Written Consent of Stockholders In Lieu of a Meeting Under Certain Circumstances," there are no provisions in the Company's Certificate of Incorporation or ByLaws or other material agreements to which the Company is a party that would, in management's judgment, have an anti-takeover effect.

     The relative rights and limitations of the Common Shares would remain unchanged under the amendment. Stockholders of the Company do not currently possess, nor upon the approval of the proposed Authorized Share Increase will they acquire, preemptive rights, that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of the Company.

Recommendation and Required Vote

     The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company is required for approval of this proposal. The Board of Directors recommends a vote FOR approval of the proposed amendment to the Certificate of Incorporation.

            PROPOSAL 5: AMENDMENT TO CERTIFICATE OF INCORPORATION TO
           REQUIRE UNANIMOUS, RATHER THAN MAJORITY, WRITTEN CONSENT OF
          STOCKHOLDERS IN LIEU OF A MEETING UNDER CERTAIN CIRCUMSTANCES

     The Board of Directors of the Company, by unanimous vote, has adopted resolutions approving and submitting to a vote of the stockholders an amendment to the Company's Certificate of Incorporation pursuant to which if action is to be taken by the stockholders of the Company without a meeting, then the written consent of the holders of all of the shares of capital stock of the Company entitled to vote on such action will be required. However, if the action has been authorized by the Board of Directors, then the action may be taken by the written consent of the holders of not less than a majority of the shares of capital stock entitled to vote on such action.

     This amendment, if adopted, would have the effect of narrowing the provisions of Section 228 of the Delaware General Corporation Law ("Section 228"). Section 228 permits the taking of action by stockholders without a meeting if, among other things, a written consent or consents to the action are signed by stockholders holding the minimum number of shares that would be necessary to authorize the action at an actual meeting at which all shares entitled to vote on the matter were present and voted. The proposed amendment to the Company's Certificate of Incorporation would require the written consent of all of the stockholders, unless the action has been authorized by the Board of Directors.


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



     The purpose of the provision is to require, in practical effect, that stockholder proposals that are not authorized by the Board of Directors be approved only following the opportunity for a full discussion of the matter at a meeting of stockholders. The proposal is also intended to reduce the vulnerability of the Company to takeovers by other corporations, groups, or individuals, which in the judgment of the Board of Directors may not be in the best interest of the stockholders. Persons seeking control in a hostile takeover attempt would be deterred since, following their acquisition of such control, they would not be in a position to remove the then incumbent directors of the Company until the next annual meeting of stockholders. Management is not presently aware of any threat of a tender offer or other means of acquiring control of the Company. Stockholder approval of this proposal is a condition to the obligation of EXTECH and Messrs. Certilman and Haft to close the DCAP Agreement.

     Although the objectives of the proposed amendment are desirable, stockholders should note that there are certain disadvantages stemming from it. One disadvantage is that the provision could have the effect of deterring a future takeover attempt which a majority of the stockholders may deem to be in their best interests or where the stockholders may receive a substantial premium for their shares over market value. The provision may also make it less likely that incumbent management will be replaced even though a majority of the stockholders may deem it desirable. Also, the provision might tend to encourage persons seeking control of the Company to negotiate terms of the proposed acquisition with the Company's Board of Directors which may impose an unavoidable conflict of interest for some members of the Board of Directors. For example, they may be confronted with the prospect of losing their positions on the Board of Directors or as officers of the Company if the transaction is consummated, yet the terms of the proposed transaction may be favorable to stockholders. Additionally, a determined tender offeror may elect to proceed with his offer, but the price offered to stockholders may be lower than would be the case if the proposed provision was not in effect.

Recommendation and Required Vote

     The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company is required for approval of this proposal. The Board of Directors recommends a vote FOR approval of the proposed amendment to the Certificate of Incorporation.

                     PROPOSAL 6: THE 1998 STOCK OPTION PLAN

     The Company's Board of Directors has adopted the 1998 Stock Option Plan (subject to stockholder approval thereof as well as of the Authorized Share Increase) (the "1998 Plan") and has reserved for issuance thereunder 2,000,000 Common Shares of the Company. The following statements include summaries of certain provisions of the 1998 Plan. The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the 1998 Plan, a copy of which is available at the offices of the Company.



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



Purpose

     The purpose of the 1998 Plan is to advance the interests of the Company by inducing persons or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in the Company, and by providing such employees, non-employee directors, consultants and advisors with an additional incentive to promote the success of the Company.

Administration

     The 1998 Plan provides for its administration by the Board or by a committee (the "Stock Option Committee") consisting of at least one person chosen by the Board of Directors (which number is contemplated to be increased to four at the closing of the DCAP Agreement). The Board or the Stock Option Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the Stock Option Committee is authorized to interpret the 1998 Plan and the interpretation and construction by the Board or the Stock Option Committee of any provision of the 1998 Plan or of any option granted thereunder shall be final and conclusive. The receipt of options by directors or any members of the Stock Option Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the 1998 Plan.

Nature of Options

     The Board or Stock Option Committee may grant options under the 1998 Plan which are intended to either qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options"), or not so qualify ("Nonstatutory Stock Options"). The Federal income tax consequences relating to the grant and exercise of Incentive Stock Options and Nonstatutory Stock Options are described below under "Federal Income Tax Consequences."

Eligibility

     Subject to certain limitations as set forth in the 1998 Plan, options to purchase shares may be granted thereunder to persons or entities who, in the case of Incentive Stock Options, are employees (including directors and officers) of either the Company or its subsidiaries or, in the case of Nonstatutory Stock Options, are employees (including directors and officers) or non-employee directors of, or certain consultants or advisors to, the Company or its subsidiaries. At December 31, 1998, approximately 18 employees and one non-employee director were eligible to receive options under the 1998 Plan.

Option Price

     The option price of the shares subject to an Incentive Stock Option may not be less than the fair market value (as such term is defined in the 1998 Plan) of the Common Shares on the date upon which such option is granted. In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "10% Stockholder"), the option price of the shares subject to such option must be at least 110% of the fair market value of the Common Shares on the date upon which such option is granted.

     The option price of shares subject to a Nonstatutory Stock Option will be determined by the Board of Directors or the Stock Option Committee at the time of grant and need not be equal to or greater than the fair market value for the Company's Common Shares.


     On February 4, 1999 (the last day prior to the date of this Proxy Statement on which the Company's Common Shares were traded), the closing bid price for the Company's Common Shares, as reported by the Bulletin Board, was $1.9375 per share.


Exercise of Options

     An option granted under the 1998 Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the option is being exercised. Such notice shall be accompanied, or followed within ten days, by payment of the full option price of such shares which shall be made by the holder's delivery of (i) a check payable to the order of the Company in such amount or (ii) previously acquired Common Shares, the fair market value of which shall be determined as of the date of exercise, or a combination of (i) and (ii).

Duration of Options

     No Incentive Stock Option granted under the 1998 Plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Stockholder, such option shall not be exercisable after the expiration of five years from the date of its grant.

     Nonstatutory Stock Options granted under the 1998 Plan may be of such duration as shall be determined by the Board or the Stock Option Committee.

Non-Transferability

     Options granted under the 1998 Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the optionee.

Death, Disability or Termination of Employment

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the employment of an employee or the services of a non-employee director, consultant or advisor shall be terminated for cause, or such employment or services shall be terminated voluntarily, any options held by such persons or entities shall expire immediately. If such employment or services shall terminate other than by reason of death or disability, voluntarily by the employee, non-employee director, consultant or advisor or for cause, then, subject to the terms of the stock option agreement pursuant to which options are granted, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the 1998 Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company is deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

     Subject to the terms of the stock option agreement pursuant to which options are granted, if an option holder under the 1998 Plan (i) dies while employed by the Company or its subsidiary or while serving as a non-employee director of, or consultant or advisor to, the Company or its subsidiary, or (ii) dies within three months after the termination of his employment or services other than voluntarily or for cause, then such option may be exercised by the estate of the employee, non-employee director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death. Subject to the terms of the stock option agreement pursuant to which options are granted, if the holder of an option under the 1998 Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the
Code) while employed by, or while serving as a non-employee director of, or consultant or advisor to, the Company or its subsidiary, then such option may be exercised at any time within one year after his termination of employment, termination of directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

Amendment and Termination

     The 1998 Plan (but not options previously granted thereunder) shall terminate on November 2, 2008, ten years from the date that it was adopted by the Board. Subject to certain limitations, the 1998 Plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the stockholders.

Federal Income Tax Consequences

         Nonstatutory Stock Options

     Under the Code and the Treasury Department Regulations (the "Regulations"), a Nonstatutory Stock Option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to the Company's grant of Nonstatutory Stock Options. Consequently, the grant of a Nonstatutory Stock Option to an optionee will result in neither income to him nor a deduction to the Company. Instead, the optionee will recognize compensation income at the time he exercises the Nonstatutory Stock Option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to the Company in the year of exercise in the same amount as is includable in the optionee's income.

     For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a Nonstatutory Stock Option, the optionee's basis in such shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon whether the optionee held the shares for more than one year or one year or less. No part of any such gain will be an "item of tax preference" for purposes of the "alternative minimum tax."

         Incentive Stock Options

     Options granted under the 1998 Plan which qualify as Incentive Stock Options under Section 422 of the Code will be treated as follows:

     Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or the Company from the grant of an Incentive Stock Option to, or the exercise of an Incentive Stock Option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the Incentive Stock Option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the Incentive Stock Option, and at least one year after the transfer of the shares to him upon exercise of the Incentive Stock Option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

     The Company generally will not be allowed a deduction with respect to an Incentive Stock Option. However, if an optionee fails to meet the foregoing holding period requirements (a so-called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an Incentive Stock Option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

     For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

     To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be Incentive Stock Options. In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an Incentive Stock Option and in part a Nonstatutory Stock Option, under existing Internal Revenue Service guidelines, the Company may designate which shares issued upon exercise of such options are Incentive Stock Options and which shares are Non-statutory Stock Options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an Incentive Stock Option and the balance of each share treated as issued pursuant to the exercise of a Nonstatutory Stock Option.

Options to be Granted

     Pursuant to the DCAP Agreement, it is contemplated that, at the closing thereof, Messrs. Certilman, Haft, Lang and Weinzimer will be granted options under the 1998 Plan to purchase the following number of Common Shares:

         Certilman............    225,000
         Haft.................    225,000
         Lang.................    200,000
         Weinzimer............    200,000

     The options are to have the following terms: (i) an expiration date five years from the date of grant; (ii) an exercise price equal to 110% of the fair market value of the Common Shares on the date of the grant; and (iii) vesting to the extent of one-half thereof on each of the first and second anniversaries of the date of grant. See "Proposal 2: The DCAP Acquisition - The DCAP Agreement - Employment Agreements; and - Conditions to Closing."

Recommendation and Required Vote

     The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company present at the Meeting in person or by Proxy is required for approval of this proposal. The Board of Directors recommends a vote FOR ratification of the adoption of the 1998 Stock Option Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Holtz Rubenstein & Co., LLP has served as auditors for the Company since 1990 and has been selected as the Company's independent public accountants with respect to the fiscal year ending December 31, 1998.

     A representative of Holtz Rubenstein & Co., LLP is not expected to attend the Meeting.

                              STOCKHOLDER PROPOSALS


     Stockholder proposals intended to be presented at the Company's next Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received at the Company's offices in East Meadow, New York by October 12, 1999 for inclusion in the Company's Proxy Statement and form of Proxy relating to such meeting. The Company, however, intends to hold its next annual meeting earlier in 1999 than such date. Accordingly, the Company suggests that stockholder proposals intended to be presented at the next annual meeting be submitted well in advance of April 15, 1999, the earliest date upon which the Company anticipates the proxy statement and form of proxy relating to such meeting will be released to stockholders.


     In order for a stockholder to nominate a candidate for director, under the Company's ByLaws, timely notice of the nomination must be received by the Company in advance of the meeting. Ordinarily, such notice must be received at the principal executive offices of the Company (as provided below) not less than 60 days nor more than 90 days prior to the meeting; however, in the event that less than 70 days' notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made at all or is made less than 70 days prior to the meeting date, notice by such stockholder to be timely made must be so received no later than the close of business on the tenth day following the earlier of (i) the day on which the notice of the date of the meeting was mailed to stockholders, or (ii) the day on which such public disclosure of the meeting date was made. The stockholder filing the notice of nomination must describe various matters, including such information as (a) the name, age, business and residence addresses, occupation or employment and shares held by the nominee; (b) any other information relating to such nominee required to be disclosed in a Proxy Statement; and (c) the name, address and shares held by the stockholder.

     In order for a stockholder to bring other business before an annual meeting of stockholders, under the Company's By-Laws, timely notice must be received by the Company within the time limits described above. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting; (b) the name and address of such stockholder proposing such business; (c) the class and number of shares of the Company which are beneficially owned by such stockholder; and (d) any material interest of such stockholder in such business. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's Proxy Statement.

     Any notice given pursuant to the foregoing requirements must be sent to the Secretary of the Company at The Financial Center at Mitchel Field, 90 Merrick Avenue, 9th Floor, East Meadow, New York 11554. The foregoing is only a summary of the provisions of the Company's ByLaws that relate to stockholder nominations for director and stockholder proposals. Any shareholder desiring a copy of the Company's By-Laws will be furnished one without charge upon receipt of a written request therefor.

                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Meeting other than those listed as Proposals 1 through 6 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Proxy Statement is accompanied by a copy of the Company's 1997 Form 10-KSB and September 30, 1998 Form 10-QSB.

     The following information from the Company's 1997 Form 10-KSB (File No. 0-1665), as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this Proxy Statement:

        (i)       "Description of Business," included in Item 1 thereof;

        (ii)      "Description of Property," included in Item 2 thereof;

        (iii)     "Legal Proceedings," included in item 3 thereof;

        (iv) "Management's Discussion and Analysis or Plan of Operation," included in Item 6 thereof;

        (v) the consolidated financial statements of the Company as of December 31, 1997 and for the years ended December 31, 1996 and 1997, included in Item 7 thereof; and

        (vi) "Changes in and Disagreements with Accountants," included in Item 8 thereof.

     The following additional information from the Company's September 30, 1998 Form 10-QSB (File No. 0-1665), as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this Proxy
Statement:

        (i) the consolidated financial statements of the Company as of September 30, 1998 and for the nine months ended September 30, 1997 and 1998, included in Item 1 of Part I thereof; and

        (ii) "Management's Discussion and Analysis or Plan of Operation," included in Item 2 of Part I thereof.

        Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                                                   Morton L. Certilman
                                                   President


East Meadow, New York
February 9, 1999

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Dealers Choice Automotive Planning, Inc.
 and Affiliated Companies
East Meadow, New York



         We have audited the accompanying Combined Balance Sheets of Dealers Choice Automotive Planning, Inc. and Affiliated Companies as of December 31, 1997 and 1996 and the related Combined Statements of Operations and Stockholder's Equity for the years then ended, and the Statement of Cash Flows for the year ended 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

         The Company has presented an unaudited Statement of Cash Flows for the year ended December 31, 1996. Presentation of an audited statement summarizing the Company's operating, investing and financing activities is required by generally accepted accounting policies.

         In our opinion, except that the omission of an audited statement of cash flows results in an incomplete presentation as explained in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of Dealers Choice Automotive Planning, Inc. and Affiliated Companies as of December 31, 1997 and 1996 and the results of its operations for the years 1997 and 1996 and its statement of cash flows for the year ended 1997 in conformity with generally accepted accounting principles.

         The financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses, has a capital deficit and has negative working capital. These conditions raise substantial doubt as to the Company's ability to continue as a going concern. While the Company plans to raise additional capital, there can be no assurance that such efforts will be successful. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                          Deutsch, Marin & Company, LLP




Uniondale, New York
January 20, 1999

                                     DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                                             AND AFFILIATED COMPANIES
                                              COMBINED BALANCE SHEETS
                                                AS AT DECEMBER 31,

                                                                                  1997                      1996
                                                                              ----------                 ----------

                                                      ASSETS

Current Assets
  Accounts receivable (Note 1)                                                $  548,061                 $  497,078
  Prepaid expenses and other current assets                                       61,239                     54,228
                                                                              ----------                 ----------

      Total Current Assets                                                       609,300                    551,306
      --------------------

Fixed assets (Notes 1,2)                                                       1,130,696                  1,259,115

Due from related companies (Note 3)                                               76,455                     43,533
Loan receivable - shareholders                                                   352,346                    202,195
Loan receivable - minority shareholders (Note 3)                                  47,500                     45,000
Deferred taxes (Note 1)                                                           92,500                     82,800
Deposits and other assets                                                         64,012                     55,883
                                                                              ----------                 ----------


                                                                              $2,372,809                 $2,239,832
                                                                              ==========                 ==========

                                       LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Current portion of long-term debt (Note 4)                                  $  158,044                 $  120,103
  Notes payable - EXTECH Corporation (Note 5)                                    325,000                       -
  Notes payable - other (Note 6)                                                 230,583                    169,173
  Cash overdraft                                                                   2,204                     70,252
  Accounts payable and accrued expenses                                          587,215                    644,357
  Premiums payable                                                                22,309                    139,794
  Income taxes payable (Note 9)                                                   37,109                     47,121
                                                                              ----------                 ----------

      Total Current Liabilities                                                1,362,464                  1,190,800
      -------------------------



Long-term debt (Note 4)                                                          249,273                    415,119
Loans payable - minority shareholders (Note 3)                                    79,800                     74,800
Deferred revenue                                                                 437,176                    473,826
Deferred income taxes (Note 1)                                                    49,800                     44,100



Commitments and contingencies (Note 10)                                             -                          -

Minority interest in affiliated companies (Note 7)                             1,269,857                  1,111,236

Shareholders' Equity (Deficit) (Note 11)                                      (1,075,561)                (1,070,049)
------------------------------                                                 ---------                  ---------


                                                                              $2,372,809                 $2,239,832
                                                                              ==========                 ==========


    The accompanying notes are an integral part of these combined statements


                                     DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                                             AND AFFILIATED COMPANIES
                                         COMBINED STATEMENTS OF OPERATIONS
                                              FOR THE CALENDAR YEARS


                                                                               1997                  1996
                                                                            ----------            ----------



Revenue
  From - commissions                                                          $4,966,158                 $5,029,981
       - fees and other                                                        3,520,382                  4,307,974
                                                                              ----------                 ----------


      Total Revenue                                                            8,486,540                  9,337,955
      -------------

Operating Expenses
  Selling                                                                      2,649,304                  2,956,284
  General and administrative                                                   6,050,690                  6,655,178
  Depreciation and amortization                                                  207,721                    204,471
                                                                              ----------                 ----------

      Total Operating Expenses                                                 8,907,715                  9,815,933
      ------------------------                                                ----------                 ----------


Net Operating (Loss) for Year Before
        Other Income/Expense                                                 (   421,175)               (   477,978)
------------------------------------


  Sale of book of business (Note 8)                                              535,334                       -
  Interest expense                                                                52,269                     84,371
                                                                              ----------                 ----------


Net Income/(Loss) for Year Before
   Provision for Income Taxes                                                     61,890                (   562,349)
---------------------------------


  Provision for income taxes (Note 9)                                             43,988                     52,478
                                                                              ----------                 ----------


Net Income/(Loss) for Year Before
        Minority Interest                                                         17,902                (   614,827)
---------------------------------


  Minority interest in affiliated companies                                   (   41,192)               (   261,232)
                                                                              ---------                 ----------

Net Income/(Loss) for Year                                                    $   59,094                ($  353,595)
--------------------------                                                    ==========                 ==========






    The accompanying notes are an integral part of these combined statements

                                 DEALERS CHOICE
                            AUTOMOTIVE PLANNING, INC.
                            AND AFFILIATED COMPANIES
                  COMBINED STATEMENTS OF SHAREHOLDERS' DEFICIT
                      FOR THE CALENDAR YEARS 1997 AND 1996

                                 Common               Paid in             Accumulated            Treasury
                                 Stock                Capital               Deficit                Stock                   Total
                                 -----                -------               -------                -----                   -----


Balance - January 1, 1996        $25,617              $135,703           ($1,015,920)              $  -                 ($ 854,600)
  Issuance of stock                8,300               190,496                  -                     -                    198,796
  Redemption of stock           (    500)                 -                    2,050              ( 47,000)             (   45,450)
  Net loss for year                 -                     -                ( 353,595)                 -                 (  353,595)
  Dividends                         -                     -                (  15,200)                 -                 (   15,200)
                                 -------              --------              --------               -------               ---------

Balance - December 31, 1996       33,417               326,199            (1,382,665)             ( 47,000)             (1,070,049)
  Issuance of stock                  666                  -                     -                     -                        666
  Redemption of stock           (  1,500)                 -                     -                 ( 48,572)             (   50,072)
  Net income for year               -                     -                   59,094                  -                     59,094
  Dividends                         -                     -                (  15,200)                 -                 (   15,200)
                                 -------              --------              --------               -------               ---------

Balance - December 31, 1997      $32,583              $326,199           ($1,338,771)             ($95,572)            $(1,075,561)
                                 =======              ========            ==========               =======               ==========





    The accompanying notes are an integral part of these combined statements

                                   DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                                           AND AFFILIATED COMPANIES
                                       COMBINED STATEMENT OF CASH FLOWS
                                           FOR THE CALENDAR YEARS


                                                                                  1997                  1996
                                                                               (Audited)             (Unaudited)
Cash Flows from Operating Activities:
  Net income (loss) for year                                                    $ 59,094             ($353,595)
  Adjustments to reconcile net income (loss)
   to net cash provided by (used in)
   operating activities:
    Depreciation and amortization                                                207,721               204,471
    Deferred taxes                                                             (  11,738)            (  82,800)
    Changes in assets and liabilities:
       Accounts receivable                                                     (  50,983)            ( 130,004)
       Prepaid expenses and other assets                                       (   7,011)                7,403
       Deposits                                                                (   9,700)                 -
       Accounts payable and accrued expenses                                   (  57,142)              277,269
       Premiums payable                                                        ( 117,485)               57,610
       Deferred revenue and taxes                                              (  30,950)            (  13,785)
       Income taxes payable                                                    (  10,012)                6,113
                                                                                --------              --------

        Net cash (used in) operating activities                                (  28,206)            (  27,318)
        ---------------------------------------                                 --------              --------

Cash Flows from Investing Activities:
  (Redemption)/issuance of stock (net)                                         (  49,406)              153,346
  Purchase of fixed assets                                                     (  75,693)            ( 177,449)
  Dividends                                                                    (  15,200)            (  15,200)
  Increase/(decrease) in minority interest in
   affiliated companies                                                          158,621             ( 276,232)
                                                                                --------              --------

        Net cash provided by/(used in)
             investing activities                                                 18,322             ( 315,535)
        ------------------------------                                          --------              --------

Cash Flows from Financing Activities:
  (Increase)/Decrease due from related companies                               (  32,922)               32,922
  Decrease in loan receivable - shareholders                                   ( 150,151)            ( 217,116)
  Increase in loan payable - minority
    shareholders (net)                                                             2,500                  -
  (Reduction)/increase of long-term debt                                       ( 127,905)               85,691
  Increase in notes payable                                                      386,410               169,173
                                                                                --------              --------

        Net cash provided by financing activities                                 77,932                70,670
        -----------------------------------------                               --------              --------

Net Changes in Cash Equivalents                                                   68,048             ( 272,183)
-------------------------------

Cash overdraft - January 1,                                                    (  70,252)              201,931
                                                                                --------              --------

Cash overdraft - December 31,                                                  ($  2,204)            ($ 70,252)
                                                                                ========              ========

      Supplemental Disclosure of Cash Flow Information
        Cash paid during the year For:
          Interest                                                               $39,984            $   21,627
                                                                                ========            ==========
          Taxes                                                                  $48,735            $   14,611
                                                                                ========            ==========

    The accompanying notes are an integral part of these combined statements

                    DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                            AND AFFILIATED COMPANIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1996

Note 1:  -        Business Activities and Significant Accounting Policies


                  Business Activities - Dealers Choice Automotive Planning, Inc. (the Company), principally operates as a network of retail offices, engaged in the sale of retail auto, motorcycle, boat, life, business and homeowner's insurance, income tax preparation, and automobile club in the New York metropolitan area.


                  Going Concern - The Company's financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered losses for a number of years, and has negative working capital. The Company has relied on loans and the sale of its book of business to supplement operating revenues and sustain its working capital needs. Management believes that the additional cash infusion from the proposed transactions with EXTECH Corporation (see Notes 5 and 11) will be sufficient to meet its cash flow needs for the coming year. However, there can be no assurance that the transactions will be completed. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                  Principles of Combination - The combined financial statements include the accounts of the Company, DCAP Management Corp. the franchisor of twenty-seven (27) DCAP locations), four (4) corporations performing income tax, motor club, and premium financial services, and thirty-two (32) affiliates. An affiliated company is defined as an independent agency, operating a retail office under the DCAP name, where the shareholders of the Company own at least fifty (50%) percent of the agency. All significant intercompany transactions and balances have been eliminated in the combination.


                  Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                  Revenue Recognition - The Company recognizes commission revenue from insurance policies at the beginning of the contract period, on income tax preparation when the services are completed, and on automobile club dues equally over the contract period. Franchise fee revenue received by DCAP Management Corp. is recognized at the time when it substantially completes all of its contractual requirements under the franchise agreement. Refunds of commissions on the cancellation of insurance policies are reflected at the time of cancellation and no reserves have been established since the total is immaterial.

                    DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                            AND AFFILIATED COMPANIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1996





Note 1:           - Business Activities and Significant Accounting Policies
                  (Continued)

                  Accounts Receivable - A majority of the Company's receivables are derived from commissions earned from insurance companies. Concentration of credit risk with respect to its receivables is considered to be limited due to its regulated customer base. The Company's policy is not to establish an allowance for doubtful accounts, but rather to write off bad debts against earnings when an account is deemed uncollectible.

                  Fixed Assets and Depreciation - Property and equipment are stated at cost and are depreciated over the useful life of the assets on a straight line basis, starting with the date the asset is placed in service.

                  The ranges of estimated useful lives used in computing depreciation are as follows:

                           Computer hardware and software
                             and other office equipment                 5 years
                           Transportation equipment                     5 years
                           Office furniture and fixtures                7 years
                           Leasehold improvements               31.5 - 39 years

                  Property sold or retired is eliminated from the asset and accumulated depreciation accounts in the year of disposition. Any differences between proceeds on disposition and undepreciated costs are reflected in other income.

                  Expenditures for ordinary maintenance repairs and minor renewals which do not naturally extend the life of assets are charged against earnings when incurred. Additions and major renewals are capitalized.


                  Long-lived Assets - Statement of Financial Accounting Standards No. 121, "Accounting for Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of" requires that long-lived assets be reviewed for impairment whenever events of changes in circumstances indicate that the carrying amounts of the assets in question may not be recovered. This standard, adopted in 1996, did not have a material effect on the Company's result of operations, cash flows or financial position.

                    DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                            AND AFFILIATED COMPANIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1996


Note 1:  -        Business Activities and Significant Accounting Policies
                  (Continued)

                  Income Taxes - Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years those temporary differences are expected to be recovered or settled. Deferred tax assets are recognized for operating losses that are anticipated to be utilized in the future.

                  Advertising Expense - Advertising costs are expensed as incurred. The total expense for 1997 and 1996 approximated $835,400 and $1,116,200, respectively.


Note 2:  -        Fixed Assets

                  The summary of fixed assets and accumulated depreciation is stated at cost and is as follows:

                                December 31, 1997

                                                Accumulated        Net
                                    Cost       Depreciation       Value
Office furniture and fixtures    $  786,845     $505,730       $  281,115
Computer hardware and software
  and other office equipment        534,794      260,100          274,694
Leasehold improvements              626,240       89,139          537,101
Transportation equipment             53,980       16,194           37,786
                                 ----------     --------       ----------

Total                            $2,001,859     $871,163       $1,130,696
                                 ==========     ========       ==========


                                December 31, 1996

                                               Accumulated        Net
                                    Cost       Depreciation       Value
Office furniture and fixtures    $  787,004     $467,620       $  319,384
Computer hardware and software
  and other office equipment        534,202      176,514          357,688
Leasehold improvements              625,671       92,210          533,461
Transportation equipment             53,980        5,398           48,582
                                 ----------     --------       ----------

Total                            $2,000,857     $741,742       $1,259,115
                                 ==========     ========       ==========


           Depreciation expense is $204,112 for calendar year 1997 and
                        $200,862 for calendar year 1996.

                    DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                            AND AFFILIATED COMPANIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1996





Note 3:  -        Related Party Transactions

                  From time to time, the Company will make and/or receive advances of working capital to/from related parties. The working capital advances are usually for short durations, without collateral and without interest. The Company allocates a portion of its operating expenses to the related party, based on management's estimate of expenses incurred.

                  The Company has also advanced/received funds to/from stockholders of several of the affiliated companies. These loans are non-interest bearing, without a fixed maturity. Management has classified these loans as a noncurrent asset/liability.


Note 4:  -        Long-term Debt

                  Long-term debt is comprised as follows:

                                                             1997         1996
                                                           --------     --------

                  Capitalized equipment leases, pay-
                    able in monthly installments
                    maturing at various dates              $289,812     $367,726

                  Notes payable for acquisition of
                    transportation equipment, payable
                    in monthly installments, maturing
                    at various dates                         36,054       46,263

                  Notes payable for purchase of
                    treasury stock, payable in
                    monthly installments, maturing
                    at various dates                         81,451       45,833

                    Note payable - other                       -          75,400
                                                           --------     --------

                                                            407,317      535,222

                    Less: current maturities of
                      long-term debt                        158,044      120,103
                                                           --------     --------

                        Total                              $249,273     $415,119
                        -----                              ========      =======

             The capitalized lease obligations and notes payable are
                    collateralized by the related equipment.

                    DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                            AND AFFILIATED COMPANIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1996


Note 4:           - Long-term Debt (Continued)

                  Maturities of long-term debt, including capital leases, for 1998 to 2002 as of December 31, 1997 are as follows:

                               1998              $158,044
                               1999               141,960
                               2000                78,572
                               2001                19,056
                               2002                 9,685
                                                 --------
                                                 $407,317


Note 5:           - Notes Payable - EXTECH Corporation


                  On November 26, 1997 EXTECH Corporation loaned $325,000 evidenced by a promissory note, bearing interest at ten (10%) percent and maturing on September 30, 1998. In addition in March, 1998 and May, 1998 EXTECH Corporation also loaned the Company $114,000 and $311,000 under the same terms and conditions. Further, between November 1998 and January 1999, EXTECH Corporation loaned the Company an additional $205,000 under the same terms and conditions. The notes are secured by the pledge of the majority shareholders stock pursuant to terms of a pledge agreement. Prior to September 30, 1998 the maturity date of the notes was extended to December 31, 1998. In January 1999, the maturity date of the notes was further extended to February 28, 1999.



Note 6:           - Notes Payable - Other

                  At December 31, 1997, the Company has a $250,000 line of credit from Chase Manhattan Bank of which $195,195 was outstanding. Advances under the line bear interest at one and one half (1 1/2) percent above the prime rate. The loan is collateralized with a security interest in all personal property of the Company, including equipment, accounts receivable and intangibles, and is personally guaranteed by the shareholders of the Company.

                  At December 31, 1996, the Company had a $150,000 line of credit from Fleet Bank, of which $169,173 was outstanding. During 1997 the bank required that $133,785 be repaid, leaving $35,388 outstanding as of December 31, 1997. Advances under the line bear interest at two (2%) percent above the prime rate.

                    DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                            AND AFFILIATED COMPANIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1996

Note 7:           - Minority Interest

                  The Company has expanded by opening new retail offices under the DCAP name, with the shareholders of the Company owning no less than fifty (50%) percent of the new business entity. The minority stockholders are required to provide an initial capital investment to be used for working capital, equipment, and store improvements. Typically, profit and loss will be shared proportionately.

                  The minority interest in affiliated companies consists of the following:

                                                        1997         1996
                                                    -----------   ----------

                       Common stock                  $   14,217   $   14,383
                       Additional paid-in capital     1,719,901    1,504,722
                       Retained earnings (deficit)   (  464,261)  (  407,869)
                                                     ----------    ---------

                           Total                     $1,269,857   $1,111,236
                           -----                     ==========    =========

Note 8:  -        Sale of Book of Business

                  During 1997, the Company sold the potential future commissions on renewal policies on all Progressive Insurance Company automobile policies sold prior to May 30, 1997 for approximately $535,000. Commissions will be received for policies sold after May 30, 1997, including future renewals.

Note 9:  -        Income Taxes

                  Seventeen (17) of the affiliates have elected Subchapter "S" Corporation status, whereby both Federal and State income taxes are paid at the shareholder level. In all instances, New York City corporation tax, if applicable, is paid at the corporate level. The provision for income taxes, which includes all non-Subchapter "S" Corporations, as well as the applicable City Corporation tax, consists of the following:

                                                         1997            1996
                                                       -------         -------

                       Current - Federal               $11,439         $24,812
                               - State and local        36,549          32,666
                       Tax benefit of net operating
                         loss carryforwards            ( 4,000)        ( 5,000)
                                                       -------         -------

                       Total                           $43,988         $52,478
                       -----                           =======         =======

                    DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                            AND AFFILIATED COMPANIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1996

Note 9:  -        Income Taxes (Continued)

                  The Company and its affiliates have approximately $1,016,000 net operating loss carryforwards available at December 31, 1997 to reduce future taxable income. These carryforwards expire at various times and amounts through December 31, 2012.


Note 10:  -       Commitments and Contingencies

                  The Company and each of its affiliates lease office space in different locations. These leases are for various terms and expire at various dates. The future minimum lease payments under these rental leases as of December 31, 1997 are as follows:

                               1998               $  724,045
                               1999                  624,494
                               2000                  526,465
                               2001                  465,433
                               2002                  386,824
                             2003-2007               715,204
                                                   ---------
                                                  $3,442,465
                                                  ==========

                  The Company and its affiliates lease office equipment under various operating leases. The future minimum lease payments under these equipment leases are as follows:

                               1998               $  329,141
                               1999                  302,271
                               2000                  248,568
                               2001                   67,939
                               2002                    5,445
                                                  ----------
                                                  $  953,364
                                                  ==========


Note 11:  -       Subsequent Events

                  On May 8, 1998, the principal shareholders of the Company signed an agreement to exchange all their common stock of the Company and its affiliated companies and a membership interest in a certain limited liability company for 3,300,000 shares of common stock of EXTECH Corporation, subject to a number of conditions. The parties intend that this transaction satisfy the provisions of Section 351 of the Internal Revenue Code. In addition, as described in Note 5, EXTECH Corporation has loaned the Company a total of seven hundred fifty thousand dollars ($750,000).

                    DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                            AND AFFILIATED COMPANIES
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 and 1996





Note 11:  -       Subsequent Events (Continued)

                  On October 2, 1998, Eagle Insurance Company signed a subscription agreement to acquire a certain number of common shares of EXTECH Corporation for one million dollars ($1,000,000). The closing of the transaction is subject to a number of conditions and is anticipated to close simultaneously with the above transaction.


                    DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                            AND AFFILIATED COMPANIES
                             COMBINED BALANCE SHEETS
                               AS AT SEPTEMBER 30,
                                   (Unaudited)

                                                                                  1998                      1997
                                                                              ----------                 ----------

                                     ASSETS
Current Assets
  Cash in bank                                                                $   93,226                 $     -
  Accounts receivable                                                            498,558                    386,621
  Prepaid expenses and other current assets                                       73,090                     63,008
                                                                              ----------                 ----------

      Total Current Assets                                                       664,874                    449,629
      --------------------

Fixed assets                                                                   1,021,530                  1,169,358

Due from related companies                                                          -                        94,464
Loan receivable - shareholders                                                   344,892                    228,246
Loan receivable - minority shareholders                                          106,782                     45,000
Deferred taxes                                                                   187,900                     75,800
Deposits and other assets                                                         71,889                     62,998
                                                                              ----------                 ----------

Total Assets                                                                  $2,397,867                 $2,125,495
------------                                                                  ==========                 ==========


                                       LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Current portion of long-term debt                                           $  158,044                 $  141,317
  Notes payable - EXTECH Corporation                                             750,000                       -
  Notes payable - other                                                          205,388                     35,388
  Cash overdraft                                                                    -                       173,120
  Accounts payable and accrued expenses                                          867,152                    622,868
  Premiums payable                                                               101,757                     19,952
  Income taxes payable                                                            25,708                     39,382
                                                                              ----------                 ----------

      Total Current Liabilities                                                2,108,049                  1,032,027
      -------------------------

Long-term debt                                                                   154,745                    267,493
Loans payable - minority shareholders                                             92,910                     79,800
Deferred revenue                                                                 302,466                    434,128
Deferred income taxes                                                              2,700                      3,400

Minority interest in affiliated companies                                      1,181,243                  1,354,196

Shareholders' Equity (Deficit)                                               ( 1,444,246)               ( 1,045,549)
------------------------------                                                ----------                 ----------

Total                                                                         $2,397,867                 $2,125,495
-----                                                                         ==========                 ==========



                    DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                            AND AFFILIATED COMPANIES
                        COMBINED STATEMENTS OF OPERATIONS
                   FOR THE PERIODS JANUARY 1, - September 30,
                                   (Unaudited)


                                                                                 1998                       1997
                                                                              ----------                 ----------

Revenue
  From - commissions                                                          $3,564,811                 $3,539,355
       - fees and other                                                        2,608,998                  2,835,608
                                                                              ----------                 ----------

      Total Revenue                                                            6,173,809                  6,374,963
      -------------


Operating Expenses
  Selling                                                                      1,885,371                  1,993,942
  General and administrative                                                   4,628,343                  4,569,198
  Depreciation and amortization                                                  150,500                    158,109
                                                                              ----------                 ----------

      Total Operating Expenses                                                 6,664,214                  6,721,249
      ------------------------                                                ----------                 ----------


Net Operating (Loss) for Period
  Before Other Income/Expense                                                (   490,405)               (   346,286)
--------------------------------

  Sale of book of business                                                          -                       535,334
  Interest expense                                                                63,776                     16,508
                                                                              ----------                 ----------


Net (Loss)/Income for Period Before
    Provision for Income Taxes                                               (   554,181)                   172,540
-----------------------------------

  Provision for income taxes                                                 (    90,282)                    21,649
                                                                              ----------                 ----------


Net (Loss)/Income for Period Before
         Minority Interest                                                   (   463,899)                   150,891
-----------------------------------

  Minority interest in affiliated companies                                  (    98,414)                   112,591
                                                                              ----------                 ----------


Net (Loss)/Income for Period                                                 ($  365,485)                 $  38,300
----------------------------                                                  ==========                 ==========



                    DEALERS CHOICE AUTOMOTIVE PLANNING, INC.
                            AND AFFILIATED COMPANIES
                        COMBINED STATEMENT OF CASH FLOWS
                    FOR THE PERIOD JANUARY 1, - SEPTEMBER 30,
                                   (Unaudited)

                                                                                  1998                  1997
                                                                                --------              --------
Cash Flows from Operating Activities:
  Net (loss)/income for period                                                 ($365,485)             $ 38,300
  Adjustments to reconcile net (loss)/income
   to net cash (used in)/provided by
   operating activities:
    Depreciation and amortization                                                150,500               158,109
    Deferred taxes                                                             (  95,400)                7,000
    Changes in assets and liabilities:
       Accounts receivable                                                        49,503               110,457
       Prepaid expenses and other assets                                       (  11,851)            (   8,780)
       Deposits and other assets                                               (   7,877)            (   7,115)
       Accounts payable and accrued expenses                                     279,937             (  21,489)
       Premiums payable                                                           79,448             ( 119,842)
       Deferred revenue and taxes                                              ( 181,810)            (  80,398)
       Income taxes payable                                                    (  11,401)            (   7,739)
                                                                                ---------             --------

        Net cash (used in)/provided by
             operating activities                                              ( 114,436)               68,503
        ------------------------------                                          --------             ---------


Cash Flows from Investing Activities:
  Redemption of stock (net)                                                    (   3,200)            (  13,800)
  Purchase of fixed assets                                                     (  41,334)            (  68,352)
  (Decrease)/increase in minority interest
    in affiliated companies                                                     ( 88,614)              242,960
                                                                                 -------              --------

        Net cash (used in)/provided by
             investing activities                                              ( 133,148)              160,808
        ------------------------------                                          --------              --------

Cash Flows from Financing Activities:
  Increase/(decrease) due from related companies                                  76,455             (  50,931)
  Increase/(decrease) in loan receivable
   - shareholders                                                                  7,454             (  26,051)
  Decrease/(increase) in loan payable
   - minority shareholders (net)                                               (  46,172)                5,000
  Reduction of long-term debt                                                  (  94,528)            ( 126,412)
  Increase/(decrease) in notes payable                                           399,805             ( 133,785)
                                                                                --------              --------

        Net cash provided by/(used in)
             financing activities                                                343,014             ( 332,179)
        ------------------------------                                          --------              --------

Net Changes in Cash Equivalents                                                   95,430             ( 102,068)
-------------------------------

Cash overdraft - January 1,                                                    (   2,204)            (  70,252)
                                                                                --------              --------

Cash balance (overdraft) - September 30,                                        $ 93,226             ($173,120)
                                                                                ========              ========

      Supplemental Disclosure of Cash Flow Information
         Cash paid during the year for:
          Interest                                                              $ 18,627              $ 16,508
                                                                                ========              ========
          Taxes                                                                 $ 18,582              $ 23,000
                                                                                ========              ========


                             See Accountant's Report

                                    AGREEMENT                         Appendix A



                                     AMONG



                               EXTECH CORPORATION



                              MORTON L. CERTILMAN



                                  JAY M. HAFT



                                   KEVIN LANG



                                      AND



                               ABRAHAM WEINZIMER



                               As of May 8, 1998

                                TABLE OF CONTENTS
                                                                            Page

RECITALS:......................................................................2

                                    ARTICLE I

DEFINED TERMS; SCHEDULES.......................................................3
     1.1 Defined Terms.........................................................3
     1.2 Schedules.............................................................3

                                   ARTICLE II

PURCHASE AND SALE; LOANS.......................................................3
     2.1 Agreement to Sell.....................................................3
     2.2 Agreement to Purchase.................................................3
     2.3 Purchase Price........................................................3
          2.3.1 Purchase Price.................................................3
          2.3.2 Delivery of Purchase Price.....................................3
          2.3.3 Allocation of Purchase Price...................................4
     2.4 Additional Purchases..................................................4
          2.4.1 Purchases from EXTECH..........................................4
          2.4.2 Purchases from Sterling Foster.................................5
     2.5 Loans to DCAP and the Shareholders....................................5
          2.5.1 $311,000 Loan..................................................5
          2.5.2 Closing Loans..................................................6
          2.5.3 Prior Loans....................................................6

                                   ARTICLE III

REPRESENTATIONS AND WARRANTIES THE SHAREHOLDERS................................7
     3.1 Valid Existence; Qualification........................................7
     3.2 Capitalization; Subsidiaries; Affiliated Entities.....................8
     3.3 Consents..............................................................8
     3.4 Authority; Binding Nature of Agreement................................8
     3.5 Financial Statements..................................................9
     3.6 Liabilities...........................................................9
     3.7 Actions Since the Balance Sheet Date..................................9
     3.8 Adverse Developments.................................................10
     3.9 Taxes................................................................10
     3.10 Ownership of Assets; Interest in Assets.............................10
          3.10.1 Assets Generally.............................................10

EXTECH CORPORATION

          3.10.2 Interest in Assets...........................................10
          3.11 Insurance......................................................10
          3.12 Litigation; Compliance with Law................................11
          3.13 Real Property..................................................11
          3.14 Agreements and Obligations; Performance........................12
          3.15 Condition of Assets............................................12
          3.16 Permits and Licenses...........................................12
          3.17 Occupational Heath and Safety and Environmental Matters........13
          3.18 Intellectual Property..........................................13
          3.19 Compensation Information.......................................14
          3.20 Employee Benefit Plans.........................................14
          3.21 No Breach......................................................15
          3.22 Brokers........................................................16
          3.23 Employment Relations...........................................16
          3.24 Prior Names and Addresses......................................17
          3.25 Payments.......................................................17
          3.26 Books and Records..............................................17
          3.27 Americans with Disabilities Act Compliance.....................17
          3.28 Proxy Statement................................................17
          3.29 Untrue or Omitted Facts........................................18

                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF EXTECH......................................18
     4.1 Valid Corporate Existence............................................18
     4.2 Capitalization.......................................................18
     4.3 Consents.............................................................18
     4.4 Corporate Authority; Binding Nature of Agreement.....................19
     4.5 SEC Report...........................................................19
     4.6 No Breach............................................................19
     4.7 Actions Since the Balance Sheet Date.................................19
     4.8 Adverse Developments.................................................20
     4.9 Taxes................................................................20
     4.10 Ownership of Assets; Interest in Assets.............................21
          4.10.1 Assets Generally.............................................21
          4.10.2 Interest in Assets...........................................21
     4.11 Insurance...........................................................21
     4.12 Litigation; Compliance with Law.....................................21
     4.13 Real Property.......................................................21
     4.14 Agreements and Obligations; Performance.............................21
     4.15 Condition of Assets.................................................22
     4.16 Permits and Licenses................................................22
     4.17 Occupational Heath and Safety and Environmental Matters. ...........22

EXTECH CORPORATION

     4.18 Intellectual Property...............................................23
     4.19 Compensation Information............................................23
     4.20 Employee Benefit Plans..............................................23
     4.21 Brokers.............................................................25
     4.22 Employment Relations................................................25
     4.23 Payments............................................................26
     4.24 Books and Records...................................................26
     4.25 Americans with Disabilities Act Compliance..........................26
     4.26 Proxy Statement.....................................................26
     4.27 Untrue or Omitted Facts.............................................26

                                    ARTICLE V

PRE-CLOSING COVENANTS.........................................................26

     5.1  Shareholder Covenants...............................................26
     5.2  EXTECH Covenants....................................................29

                                   ARTICLE VI

ACQUISITION OF SHARES.........................................................31
     6.1  Investment Intent; Qualification as Purchaser.......................31
     6.2  Restrictive Legend..................................................32
     6.3  Certain Risk Factors................................................33

                                   ARTICLE VII

CONDITIONS PRECEDENT TO THE OBLIGATION OF EXTECH TO CLOSE.....................33
     7.1  Representations and Warranties......................................33
     7.2  Covenants...........................................................33
     7.3  Certificate.........................................................33
     7.4  Shares; Purchase Price..............................................33
     7.5  Sterling Foster Purchases...........................................33
     7.6  Stockholder Approval................................................33
     7.7  DCAP Financial Statements...........................................33
     7.8  Employment Agreements...............................................34
     7.9  Restrictive Covenant Agreements.....................................34
     7.10 Fairness Opinion....................................................34
     7.11 "Cold Comfort" Letter...............................................34
     7.12 Closing Notes; Closing Pledge Agreements............................34
     7.13 Opinions of Counsel.................................................34
     7.14 Buy Out Agreement...................................................34
     7.15 Size of Boards; Election as Members ................................34

EXTECH CORPORATION

     7.16 No Actions..........................................................34
     7.17 Consents; Licenses and Permits......................................35
     7.18 Sections 4(2) and 4(1) Compliance...................................35
     7.19 Actions.............................................................35
     7.20 Additional Documents................................................35

                                  ARTICLE VIII

CONDITIONS PRECEDENT TO THE OBLIGATION OF THE SHAREHOLDERS TO CLOSE...........35
     8.1  Representations and Warranties......................................36
     8.2  Covenants...........................................................36
     8.3  Certificate.........................................................36
     8.4  EXTECH Shares.......................................................36
     8.5  Sterling Foster Purchases...........................................36
     8.6  Stockholder Approval................................................36
     8.7  Employment Agreements; Stock Option Agreements......................36
     8.8  Certilman and Haft Purchases........................................36
     8.9  Closing Loans.......................................................36
     8.10 Size of Board and Committees; Election as Directors and Members.....36
     8.11 Tax Opinion.........................................................37
     8.12 Opinion of Counsel..................................................37
     8.13 Buy Out Agreement...................................................37
     8.14 No Actions..........................................................37
     8.15 Consents; Licenses and Permits......................................37
     8.16 Corporate Actions...................................................37
     8.17 Additional Documents................................................37

                                   ARTICLE IX

CONDITIONS PRECEDENT TO THE OBLIGATION OF CERTILMAN AND HAFT TO CLOSE.........38
     9.1  Shares/EXTECH Acquisition Shares....................................38
     9.2  Sterling Foster Purchases...........................................38
     9.3  Stockholder Approval................................................38
     9.4  EXTECH Additional Shares............................................38
     9.5  Shareholder Purchases...............................................38
     9.6  Employment Agreements; Stock Option Agreements......................38
     9.7  No Actions..........................................................38
     9.8  Corporate Actions...................................................38
     9.9  Additional Documents................................................39


EXTECH CORPORATION

                                    ARTICLE X

CLOSING.......................................................................39
     10.1 Time and Location...................................................39
     10.2 Items to be Delivered by the Shareholders...........................39
     10.3 Items to be Delivered by EXTECH.....................................40
     10.4 Items to be Delivered by Certilman and Haft.........................40

                                   ARTICLE XI

POST-CLOSING MATTERS..........................................................40
     11.1 Further Assurances..................................................40
     11.2 Agreement as to Voting..............................................40
     11.3 Sales of EXTECH Shares..............................................41

                                   ARTICLE XII

SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION..................................41
     12.1 Survival............................................................41
     12.2 Indemnification.....................................................41
          12.2.1  General Indemnification Obligation of the Shareholders......41
          12.2.2  General Indemnification Obligation of EXTECH................42
          12.2.3  Method of Asserting Claims, Etc.............................42
          12.2.4  Limitations.................................................44
     12.3 Arbitration.........................................................44
     12.4 Other Rights and Remedies Not Affected..............................45

                                  ARTICLE XIII

TERMINATION AND WAIVER........................................................45
     13.1 Termination.........................................................45
     13.2 Waiver..............................................................46

                                   ARTICLE XIV

DEFINED TERMS.................................................................46
     14.1 Defined Terms.......................................................46

                                   ARTICLE XV

MISCELLANEOUS PROVISIONS......................................................52
     15.1 Expenses............................................................52
     15.2 Confidential Information............................................52

EXTECH CORPORATION

     15.3  Equitable Relief...................................................53
     15.4  Publicity..........................................................53
     15.5  Entire Agreement...................................................53
     15.6  Notices............................................................53
     15.7  Choice of Law; Severability........................................54
     15.8  Successors and Assigns; No Assignment..............................54
     15.9  Counterparts.......................................................54
     15.10 Facsimile Signatures...............................................55
     15.11 Representation by Counsel; Interpretation..........................55
     15.12 Headings; Gender...................................................55

                                    SCHEDULES

         A        Affiliated Companies
         B        Joint Ventures
         2.5.1    Uses of Loan Proceeds
         3.2(a)   Liens
         3.2(b)   Investments
         3.3      Consents
         3.5      Financial Statements
         3.7      Actions Since the Balance Sheet Date
         3.8      Adverse Developments
         3.10.1   Assets Generally
         3.11     Insurance
         3.12     Litigation; Compliance with Law
         3.13     Real Property
         3.14     Agreements and Obligations; Performance
         3.15     Condition of Assets
         3.16     Permits and Licenses
         3.18     Intellectual Property
         3.19     Compensation Information
         3.20     Employee Benefits
         3.21     No Breach
         3.24     Prior Names and Addresses
         4.3      Consents
         4.7      Actions Since the Balance Sheet Date
         4.8      Adverse Developments
         4.11     Insurance
         4.12     Litigation; Compliance with Law
         4.13     Real Property
         4.14     Agreements and Obligations; Performance
         4.15     Condition of Assets
         4.16     Permits and Licenses
         4.18     Intellectual Property
         4.19     Compensation Information
         4.20     Employee Benefits
         8        Excluded DCAP Entity Provisions

EXTECH CORPORATION

                                    EXHIBITS

         2.4.1(a) Additional Shares Note
         2.4.1(b) Additional Shares Pledge Agreement
         2.5.2(a) Closing Loan Note
         2.5.2(b) Closing Loan Pledge Agreement
         7.8      Employment Agreement
         7.9      Restrictive Covenant Agreement
         7.13     Opinion of Counsel
         7.14     Buy Out Agreement
         8.7      Stock Option Agreement


EXTECH CORPORATION

         AGREEMENT, dated as of May 8, 1998 (the "Agreement"), by and among EXTECH CORPORATION, a Delaware corporation ("EXTECH"), MORTON L. CERTILMAN ("Certilman"), JAY M. HAFT ("Haft"), KEVIN LANG ("Lang") and ABRAHAM WEINZIMER ("Weinzimer" and together with Lang, individually, a "Shareholder" and collectively, the "Shareholders").

                                    RECITALS:

         The Shareholders own (i) all of the outstanding Common Shares of Dealers Choice Automotive Planning Inc. ("DCAP") and certain other corporations, as set forth on Schedule A attached hereto (collectively with DCAP, the
"Affiliated Companies") (the "Company Shares") and (ii) certain of the outstanding Common Shares of certain other corporations and certain membership interests in a certain limited liability company, all as set forth on Schedule B attached hereto (collectively, the "Joint Ventures" and together with the Affiliated Companies, the "DCAP Entities") (the "Joint Venture Shares"). The Joint Venture Shares and the Company Shares are referred to collectively as the "Shares".

         The DCAP Entities are engaged in the following businesses: (i) retail automotive, motorcycle and boat casualty and liability insurance brokerage ("Insurance Brokerage"); (ii) insurance premium finance ("Premium Finance");
(iii) income tax preparation ("Tax Preparation"); and (iv) automobile and travel club ("Auto Club") (collectively, the "DCAP Business"), as identified for each DCAP Entity on Schedules A and B attached hereto.

         Subject to the terms and conditions hereof, at the Closing (as hereinafter defined), the Shareholders desire to sell to EXTECH, and EXTECH desires to purchase from the Shareholders, the Shares.

         Subject to the terms and conditions hereof, at the Closing, each of Lang and Weinzimer desires to purchase from EXTECH, and EXTECH desires to sell to each of them, 475,000 shares of Common Stock (950,000 shares in the aggregate) of EXTECH.

         Subject to the terms and conditions hereof, at the Closing, each of Certilman and Haft desires to purchase from EXTECH (directly or indirectly through a retirement trust or designee), and EXTECH desires to sell to each of them, 226,000 shares of Common Stock (452,000 shares in the aggregate) of EXTECH.

         Subject to the terms and conditions hereof, concurrently with the Closing, each of Certilman, Haft, Lang and Weinzimer desires to purchase from Sterling Foster Holding Corp. 450,000 shares of Common Stock (1,800,000 shares in the aggregate) of EXTECH currently registered in the name of Certilman, as voting trustee.

         The parties intend that the transactions contemplated hereby satisfy the provisions of Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

EXTECH CORPORATION
                                        2

         NOW, THEREFORE, in consideration of the recitals and the respective covenants, representations, warranties and Agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

                                    ARTICLE I

                            DEFINED TERMS; SCHEDULES

1.1 Defined Terms. Capitalized terms used in this Agreement will have the meanings given such terms in Article XIV hereof or elsewhere in the text of this Agreement, and variants and derivatives of such terms shall have correlative meanings.

1.2 Schedules. References to a Schedule will include any applicable disclosure expressly set forth on the face of any other Schedule if specifically cross-referenced to such other Schedule. Each Schedule and the information, Agreements and documents expressly listed in each Schedule will be considered a part of this Agreement as if set forth herein in full and will be deemed to constitute representations and warranties under this Agreement, limited as set forth in the applicable provision of this Agreement under which such Schedule is delivered; provided, however, that the representations and warranties set forth in this Agreement shall not be affected or deemed qualified, modified or limited in any respect by the information provided in the Schedules except to the extent that any qualification, modification or limitation to any representation and warranty is expressly and conspicuously set forth on the face of such particular Schedule.

                                   ARTICLE II

                           PURCHASES AND SALES; LOANS

2.1 Agreement to Sell. At the Closing, upon and subject to the terms and conditions of this Agreement, the Shareholders shall sell, assign and transfer to EXTECH all of their right, title and interest in and to all of the Shares, free and clear of all Liens.

2.2 Agreement to Purchase. At the Closing, upon and subject to the terms and conditions of this Agreement, EXTECH shall purchase the respective Shares from the Shareholders in exchange for the Acquisition Purchase Price.

2.3 Purchase Price.

     2.3.1Purchase Price. The aggregate purchase price for the Shares (the "Acquisition Purchase Price") shall be Three Million Three Hundred Thousand (3,300,000) shares of Common Stock of EXTECH (the "EXTECH Acquisition Shares").

     2.3.2 Delivery of Purchase Price. At the Closing, subject to the terms and conditions hereof, in payment of the Acquisition Purchase Price, EXTECH shall


EXTECH CORPORATION
                                        3
deliver to each of the Shareholders a certificate representing one-half of the EXTECH Acquisition Shares against delivery by the Shareholders of certificates representing their respective Shares, duly endorsed or accompanied by stock powers duly executed. The certificates representing the Shares shall also be accompanied by evidence satisfactory to EXTECH of the Shareholders' payment of all transfer taxes with respect thereto.

     2.3.3 Allocation of Purchase Price. The Acquisition Purchase Price shall be allocated among the Shares acquired hereunder as may be agreed to among the parties hereto in order to properly reflect the respective fair market values of the Shares. The Shareholders and EXTECH hereby covenant and agree that they will not take a position on any income tax return, before any governmental agency charged with the collection of any income tax, or in any judicial proceeding that is in any way inconsistent with the terms of this Section 2.3.3.

2.4 Additional Purchases.

     2.4.1 Purchases from EXTECH. (a) Subject to the terms and conditions hereof, at the Closing, each of Certilman and Haft will purchase (or, to the extent necessary to comply with the requirements of Section 351 of the Code, will cause a retirement trust established for his benefit and/or other designee to purchase) from EXTECH, and EXTECH shall issue and sell to each of them, Two Hundred Twenty-Six Thousand (226,000) shares of Common Stock (452,000 shares in the aggregate) of EXTECH (collectively, the "EXTECH Management Additional Shares") at a purchase price of Twenty-Five Cents ($.25) per share (the "EXTECH Additional Shares Purchase Price"). The EXTECH Additional Shares Purchase Price shall be paid by certified check or, at the option of EXTECH, wire transfer to EXTECH of immediately available funds.

          (b) Subject to the terms and conditions hereof, at the Closing, each of Lang and Weinzimer will purchase (or, in the case of Lang, will cause a retirement trust established for his benefit to purchase) from EXTECH, and EXTECH shall issue and sell to each of them, Four Hundred Seventy-Five Thousand (475,000) shares of Common Stock (950,000 shares in the aggregate) of EXTECH (collectively, the "950,000 Additional Shares" and together with the EXTECH Management Additional Shares, the "EXTECH Additional Shares" and together further with the EXTECH Acquisition Shares, the "EXTECH Shares") at the EXTECH Additional Shares Purchase Price. The EXTECH Additional Shares Purchase Price shall be paid as follows: (i) an amount in cash equal to the par value of the 950,000 Additional Shares ($.01 per share or an aggregate of $9,500) and (ii) the balance thereof by the delivery by each of Lang and Weinzimer of a promissory note in the principal amount of One Hundred Fourteen Thousand Dollars ($114,000) (an aggregate of $228,000) (collectively, the "Additional Shares Notes") that will provide for, among other things, the following:

               (i) interest at the rate of six percent (6%) per annum; and

               (ii) payment of the principal amount thereof, together with accrued interest thereon, in six (6) equal annual installments,


EXTECH CORPORATION
                                        4
          commencing April 15, 2001 and continuing through April 15, 2006, in such annual amount as shall be necessary to self-amortize the Additional Shares Note by April 15, 2006, subject to acceleration to the extent the respective Shareholder receives any proceeds from the sale or other disposition of any shares of Common Stock of EXTECH.

     The Additional  Shares Notes shall be in, or substantially  in, the form of
Exhibit 2.4.1(a) attached hereto.

     The payment of all amounts due under the Additional Shares Notes shall be secured by a pledge by each of the Shareholders to EXTECH of Five Hundred Seventy Thousand (570,000) shares of Common Stock of EXTECH pursuant to pledge agreements that will be entered into at the Closing (collectively, the "Additional Shares Pledge Agreements"). The Additional Shares Pledge Agreements shall be in, or substantially in, the form of Exhibit 2.4.1(b) attached hereto.

     2.4.2 Purchases from Sterling Foster. The parties acknowledge that One Million Eight Hundred Thousand (1,800,000) shares of Common Stock of EXTECH (the "Sterling Foster Shares") are registered in the name of "Morton Certilman as Voting Trustee U/A dated December 30, 1996" and are held pursuant to a Voting Trust Agreement dated as of December 30, 1996 between Certilman and Sterling Foster Holding Corp. ("Sterling Foster") (the "Voting Trust Agreement") pursuant to which a voting trust certificate was issued to Sterling Foster with regard to the Sterling Foster Shares. Subject to the terms and conditions hereof, each of Certilman, Haft, Lang and Weinzimer shall use his best efforts to purchase, contemporaneously with the Closing, Four Hundred Fifty Thousand (450,000) of the Sterling Foster Shares (1,800,000 shares in the aggregate) at a purchase price of Twenty-Five Cents ($.25) per share (collectively, the "Sterling Foster Purchases"). The parties acknowledge and agree that any such purchase will be conditioned upon the concurrent termination of the Voting Trust Agreement.

2.5 Loans to DCAP and the Shareholders.

     2.5.1 $311,000 Loan. Simultaneously herewith, EXTECH is loaning to DCAP the sum of Three Hundred Eleven Thousand Dollars ($311,000) (the "$311,000 Loan"). The $311,000 Loan is evidenced by a promissory note in such principal amount (the "311,000 Note") that provides for, among other things, the following:

          (i) payment of the principal amount thereof on September 30, 1998; and

          (ii) interest at the rate of ten percent (10%) per annum, payable with the principal payment.

     The  $311,000  Loan may be used by DCAP only for the  purposes set forth on
Schedule 2.5.1 attached hereto, and for no other purpose.

     The repayment of all amounts due under the $311,000 Note is secured by the pledge by the Shareholders of the Shares pursuant to the terms of a certain


EXTECH CORPORATION
                                        5

Pledge Agreement, dated as of November 26, 1997, by and among the Shareholders and EXTECH, as amended by the terms hereof (the "Initial Pledge Agreement").

     2.5.2 Closing Loans. Subject to the terms and conditions hereof, at the Closing, EXTECH will loan to each of Lang and Weinzimer the amount of One Hundred Twelve Thousand Five Hundred Dollars ($112,500) (an aggregate of $225,000) (collectively, the "Closing Loans"). The proceeds of the Closing Loans will be used by the Shareholders solely for the purpose of purchasing the Sterling Foster Shares from Sterling Foster. The Closing Loans will be evidenced by promissory notes of the respective Shareholders, each in the principal amount of One Hundred Twelve Thousand Five Hundred Dollars ($112,500) ($225,000 in the aggregate) (collectively, the "Closing Loan Notes" and together with the Additional Shares Notes, the "Closing Notes"), that will provide for, among other things, the following:

          (i) interest at the rate of six percent (6%) per annum;

          (ii) payment of the principal amount thereof, together with accrued interest thereon, in six (6) equal annual installments, commencing April 15, 2001 and continuing through April 15, 2006, in such annual amount as shall be necessary to self-amortize the Closing Loan Note by April 15, 2006, subject to acceleration to the extent the respective Shareholder receives any proceeds from the sale or other disposition of any shares of Common Stock of EXTECH;

          (iii) non-recourse against the Shareholder; and

          (iv) the right of the Shareholder to satisfy the amounts due under the Closing Loan Note by delivering his respective shares of Common Stock of EXTECH valued at the greater of (A) twenty-five cents ($.25) per share or
     (B) the average  Market  Price (as such term is defined in the Closing Loan
     Note) for the twenty (20) trading days immediately preceding the date of delivery of the shares.

     The  Closing  Loan  Notes  shall be in, or  substantially  in,  the form of
Exhibit 2.5.2(a) attached hereto.

     The repayment of all amounts due under the Closing Loan Notes shall be secured by a pledge by each of the Shareholders to EXTECH of his respective acquired Sterling Foster Shares pursuant to pledge agreements that will be entered into at the Closing (collectively, the "Closing Loan Pledge Agreements" and together with the Additional Shares Pledge Agreements, the "Closing Pledge Agreements"). The Closing Loan Pledge Agreements shall be in, or substantially in, the form of Exhibit 2.5.2(b) attached hereto.

     2.5.3 Prior Loans. (a) The parties acknowledge that, on November 26, 1997, EXTECH loaned to DCAP Three Hundred Twenty-Five Thousand Dollars ($325,000) (the "$325,000 Loan"). The $325,000 Loan is evidenced by a promissory note in such principal amount (the "$325,000 Note"). The parties acknowledge further that, on


EXTECH CORPORATION
                                        6

March 20, 1998, EXTECH loaned to DCAP the additional sum of One Hundred Fourteen Thousand Dollars ($114,000) (the "$114,000 Loan"). The $114,000 Loan is evidenced by a promissory note in such principal amount (the "$114,000 Note"). The repayment of all amounts due under the $325,000 Note and $114,000 Note is secured by the pledge by the Shareholders of the Shares pursuant to the terms of the Initial Pledge Agreement.

          (b) The parties agree that the $325,000 Note is amended to provide that (i) the principal amount thereof shall be payable on September 30, 1998, subject to acceleration as set forth therein (except that the payment default occurring prior to the date hereof is hereby waived by EXTECH),
     (ii) the reference in the $325,000 Note to that certain letter of intent of even date therewith by and among DCAP, Lang, Weinzimer and EXTECH (the "Letter of Intent") shall hereafter refer instead to this Agreement and
     (iii) the payment of amounts due thereunder shall be subject to no defense, counter-claim or right of offset or setoff (it being understood that, in all other respects, the $325,000 Note shall continue in full force and effect in accordance with its terms). The parties agree further that the $114,000 Note is amended to provided that the reference therein to the Letter of Intent shall hereafter refer instead to this Agreement (it being understood that, in all other respects, the $114,000 Note shall continue in full force and effect in accordance with its terms).

          (c) The parties agree further that the Initial Pledge Agreement is hereby amended to provide that all references therein to "Pledged Shares" as being security for the performance by DCAP of all of its obligations under the Notes (as defined therein, which shall be deemed to include the $325,000 Note, the $114,000 Note and the $311,000 Note) shall be deemed to include (i) all proceeds thereof (as such term is defined in Section 9-306 of the Code (as defined therein)), including, without limitation, all dividends or other income from the Pledged Shares, collections thereon and distributions with respect thereto, whether arising before or after the date hereof and (ii) all shares, stock certificates, options or rights of any nature whatsoever that may be issued, or may have been issued, to either Shareholder with regard thereto, in substitution or replacement thereof, as a conversion thereof, in exchange therefor or otherwise in respect thereof.

                                   ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF
                                THE SHAREHOLDERS

     The Shareholders, jointly and severally, make the following representations and warranties to EXTECH, each of which shall be deemed material, and EXTECH, in executing, delivering and consummating this Agreement, has relied upon the correctness and completeness of each of such representations and warranties:

3.1 Valid Existence; Qualification. Each DCAP Entity (other than Tax Services) is a corporation organized, validly existing and in good standing under the laws of the state of its incorporation. Tax Services is a limited liability company


EXTECH CORPORATION
                                        7
duly organized, validly existing and in good standing under the laws of New York. Each DCAP Entity has the power to carry on its respective DCAP Business as now conducted and to own its assets. No DCAP Entity is required to qualify in any other jurisdiction in order to own its assets or to carry on its respective DCAP Business as now conducted, and there has not been any claim by any other jurisdiction to the effect that any DCAP Entity is required to qualify or otherwise be authorized to do business as a foreign corporation or foreign limited liability company therein. The copies of each DCAP Entity's Certificate of Incorporation, as amended to date (certified by the Secretary of the State of the state of its incorporation), and each DCAP Entity's By-Laws or, in the case of Tax Services, Articles of Organization and Operating Agreement, as amended to date (certified by the Secretary of the respective DCAP Entity), which have been delivered to EXTECH, are true and complete copies of those documents as in effect on the date hereof.

3.2 Capitalization;  Subsidiaries; Affiliated Entities. (a) The Shareholders own
(i) all of the outstanding Common Shares of each of the Affiliated Companies and
(ii) the percentage of the outstanding Common Shares or, in the case of Tax Services, membership interests of each of the Joint Ventures as is set forth on Schedule B attached hereto, in each case free and clear of all Liens (except as set forth on Schedule 3.2(a) attached hereto). All of the Shares are duly authorized, validly issued, fully paid and nonassessable. No DCAP Entity is authorized to issue any capital stock other than Common Shares, there are no outstanding securities or evidences of indebtedness of any DCAP Entity that are convertible into or exchangeable for any Common Shares of any DCAP Entity ("Derivative Securities") and there are no outstanding options, warrants or other rights or commitments for the purchase or acquisition of any Common Shares or Derivative Securities of any DCAP Entity. At the Closing, EXTECH will acquire good and marketable title to the Shares, free and clear of all Liens.

     (b) The DCAP Entities are engaged in the respective businesses identified on Schedule B attached hereto. No DCAP Entity has made any investments in, or owns, any of the capital stock of, or any other proprietary interest in, any other Person.

     (c) Except for the DCAP Entities or as set forth on Schedule 3.2(b) attached hereto, neither Shareholder has made any investments in, or owns, any of the capital stock of, or any other proprietary interest in, any other Person engaged in any business which is similar to or competitive with the DCAP Business.

3.3 Consents. Except as set forth on Schedule 3.3 attached hereto, no consent of any Body or other Person was or is required to be received by or on the part of any DCAP Entity or either of the Shareholders to enable either Shareholder to enter into and carry out this Agreement and the transactions contemplated hereby, including, without limitation, the transfer to EXTECH of all of the right, title and interest of the Shareholders in and to the Shares. Except as set forth on Schedule 3.3, all such consents have been obtained.

3.4 Authority; Binding Nature of Agreement. Each of the Shareholders has the power to enter into this Agreement and to carry out his respective obligations


EXTECH CORPORATION
                                        8
hereunder. This Agreement constitutes the valid and binding obligation of each of the Shareholders and is enforceable in accordance with its terms.

3.5 Financial Statements. The DCAP Financial Statements (i) are true and complete, (ii) are in accordance with the Books and Records of the DCAP
Entities, (iii) fairly present the combined financial position of the DCAP Entities and separate financial position of each DCAP Entity as of the DCAP Balance Sheet Date and the combined and separate results of their operations for the year then ended, and (iv) were prepared in conformity with generally accepted accounting principles consistently applied throughout the periods covered thereby.

3.6 Liabilities. As at the DCAP Balance Sheet Date, no DCAP Entity had any Liabilities, other than those Liabilities reflected or reserved against in the DCAP Balance Sheet, and there was no basis for the assertion against any DCAP Entity of any material Liability not so reflected or reserved against therein. As of the date hereof, the aggregate Liabilities of the Affiliated Companies to the Joint Ventures do not exceed $104,000.

3.7 Actions Since the Balance Sheet Date. Except as otherwise expressly provided or set forth in, or required by, this Agreement, or as set forth in Schedule 3.7 attached hereto, since the DCAP Balance Sheet Date, no DCAP Entity has (i) incurred any material Liability, (ii) made any wage or salary increases or granted any bonuses; (iii) mortgaged, pledged or subjected to any Lien any of its assets, or permitted any of its assets to be subjected to any Lien; (iv) sold, assigned or transferred any of its assets, except in the ordinary and usual course of business consistent with past practice; (v) changed its accounting methods, principles or practices; (vi) revalued any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable; (vii) incurred any damage, destruction or loss (whether or not covered by insurance) adversely affecting its assets or business which has had or could be reasonably expected to have a Material Adverse Effect;
(viii) cancelled any indebtedness or waived or released any right or claim which has had or could be reasonably expected to have a Material Adverse Effect; (ix) incurred any material adverse change in employee relations; (x) amended, cancelled or terminated any Contract or Permit or entered into any Contract or Permit which is not in the ordinary course of business consistent with past practice; (xi) increased or changed its assumptions underlying, or methods of calculating, any doubtful account contingency or other reserves; (xii) paid, discharged or satisfied any Liabilities other than the payment, discharge or satisfaction in the ordinary course of business of Liabilities set forth or reserved for on the DCAP Balance Sheet or incurred in the ordinary course of business; (xiii) made any capital expenditure, entered into any lease or incurred any obligation to make any capital expenditure; (xiv) failed to pay or satisfy when due any Liability; (xv) failed to carry on its business in the ordinary course, consistent with the past practices, so as to reasonably keep available the services of its employees, and to preserve its assets and business and the goodwill of its suppliers, customers, distributors and others having business relations with it; (xvi) disposed of or allowed the lapse of any Proprietary Rights or disclosed to any person any Proprietary Rights not theretofore a matter of public knowledge; or (xvii) other than this Agreement or the transactions contemplated hereby, entered into any transaction or course of conduct not in the ordinary and usual course of business and consistent with past practice.

EXTECH CORPORATION
                                        9

3.8 Adverse Developments. Except as set forth on Schedule 3.8 attached hereto, since the DCAP Balance Sheet Date, there has been no material adverse change in the assets, business, operations (financial or otherwise), or prospects of any DCAP Entity, there has been no act or omission on the part of any DCAP Entity or others which would form the basis for the assertion against any DCAP Entity of any material Liability, no other event has occurred which could be reasonably expected to have a Material Adverse Effect and neither of the Shareholders knows of any development or threatened development of a nature which could be reasonably expected to have a Material Adverse Effect.

3.9 Taxes. All taxes, including, without limitation, income, property, sales, use, utility, franchise, capital stock, excise, value added, employees' withholding, social security and unemployment taxes imposed by the United States, any state, locality or any foreign country, or by any other taxing authority, which have or may become due or payable by each DCAP Entity, and all interest and penalties thereon, whether disputed or not, have been paid in full or adequately provided for by reserves shown in its Books and Records; all deposits required by law to be made by each DCAP Entity or with respect to estimated income, franchise and employees' withholding taxes have been duly made; and all tax returns, including estimated tax returns, required to be filed have been duly and timely filed. No extension of time for the assessment of deficiencies for any year is in effect. No deficiency notice is proposed, or to the knowledge of either Shareholder, threatened against any DCAP Entity. The tax returns of the DCAP Entities have never been audited. No sales or use taxes are required to be collected in connection with the operation of the DCAP Business.

3.10 Ownership of Assets; Interest in Assets.

     3.10.1 Assets Generally. Except as set forth on Schedule 3.10.1 attached hereto, the DCAP Entities own outright, and have good and marketable title to, or lease pursuant to leases described on Schedule 3.14, all of their respective assets (including all assets reflected in the DCAP Balance Sheet, except as the same may have been disposed of in the ordinary and usual course of business consistent with past practice since the DCAP Balance Sheet Date), free and clear of all Liens. Upon consummation of the transactions contemplated by this Agreement, except as set forth on Schedule 3.10.1, the DCAP Entities will own their respective assets, free and clear of all Liens. The assets of the DCAP Entities are sufficient to permit them to conduct the DCAP Business as now conducted. None of the assets of the DCAP Entities are subject to any restriction with regard to transferability. There are no Contracts with any Person with respect to the acquisition of any of the assets of the DCAP Entities or any rights or interests therein.

     3.10.2 Interest in Assets. Neither Shareholder, directly or indirectly, owns any property or rights, tangible or intangible, used in or related, directly or indirectly, to the DCAP Business.

3.11 Insurance. Schedule 3.11 attached hereto sets forth a true and complete list and brief description of all policies of fire, liability and other forms of insurance held by each DCAP Entity. Except as set forth in Schedule 3.11, such policies are valid, outstanding and enforceable policies, as to which premiums


EXTECH CORPORATION
                                       10
have been paid currently, are with reputable insurers believed by the Shareholders to be financially sound and are consistent with the practices of similar concerns engaged in substantially similar operations as those currently conducted by the DCAP Entities. Except as set forth in Schedule 3.11, there exists no state of facts, and no event has occurred, which might reasonably (i) form the basis for any claim against any DCAP Entity not fully covered by insurance for liability on account of any express or implied warranty or tortious omission or commission, or (ii) result in any material increase in insurance premiums.

3.12 Litigation; Compliance with Law. Except as set forth on Schedule 3.12 attached hereto, there are no Actions relating to any DCAP Entity or any of its assets or business pending or, to the knowledge of each of the Shareholders, threatened, or any order, injunction, award or decree outstanding, against any DCAP Entity or against or relating to any of its assets or business; and there exists no basis for any such Action which would have a Material Adverse Effect. No Affiliated Company and, to the knowledge of each of the Shareholders and DCAP, no Joint Venture is in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental or other regulatory body, court or arbitrator relating to its assets or business, the violation of which would have a Material Adverse Effect. Without limiting the generality of the foregoing, each of the Affiliated Companies has complied in all material respects with all laws, regulations and other requirements of all government and other regulatory bodies with respect to franchises. Neither the establishment nor operation of the Joint Ventures (including, without limitation, the use by the Joint Ventures of the "DCAP" or "DCAP Insurance"
name) required or requires any filings with the New York State Department of State or any other governmental or other regulatory body with respect to franchising, or was or is subject to any laws, rules or regulations of the States of New York or New Jersey or the Untied States of America with respect to franchising. None of the DCAP Entities has any Liability to any franchisee, for rescission or otherwise, in connection with the offering or sale of franchises. DCAP Management Inc. ("Management") is the only DCAP Entity that has ever offered or sold franchises. No DCAP Entity has ever offered or sold franchises to any Person residing or doing business outside of the State of New York. Management did not offer or sell franchises prior to the effective date of its registration with the State of New York with respect thereto.

3.13 Real Property. Schedule 3.13 attached hereto sets forth a brief description of all real properties which are leased to the DCAP Entities and the terms of the respective leases, including the identity of the lessor, the rental rate and other charges, and the term of the lease. No DCAP Entity owns outright the fee simple title in and to any real property. The real property leases described in
Schedule 3.13 that relate to the leased properties described therein are in full force and effect and all amounts payable thereunder have been paid. All uses of such real properties by the Affiliated Companies and, to the knowledge of each of the Shareholders and DCAP, the Joint Ventures conform in all material respects to the terms of the leases relating thereto and conform in all material respects to all applicable building and zoning ordinances, laws and regulations. None of such leases may be expected to result in the expenditure of material sums for the restoration of the premises upon the expiration of their respective terms.


EXTECH CORPORATION
                                       11

3.14 Agreements and Obligations; Performance. Except as listed and briefly described in Schedule 3.14 attached hereto (the "Listed Agreements"), no DCAP Entity is a party to, or bound by, and neither Shareholder, with respect to any DCAP Entity, is a party to, or bound by, any: (i) Contract which involves aggregate payments or receipts in excess of $5,000 that cannot be terminated at will without penalty or premium or any continuing Liability; (ii) Contract of any kind with any officer, director, shareholder, manager, member or partner of the DCAP Entity; (iii) Contract which is violation of applicable law; (iv) Contract for the purchase, sale or lease of any materials, products, supplies or services which contains, or which commits or will commit it for, a fixed term;
(v) Contract of employment not terminable at will without penalty or premium or any continuing Liability; (vi) deferred compensation, bonus or incentive plan or Contract not cancelable at will without penalty or premium or any continuing obligation or liability; (vii) management or consulting Contract not terminable at will without penalty or premium or any continuing Liability; (viii) except as set forth in Schedule 3.13, lease for real or personal property; (ix) license or royalty Contract; (x) Contract relating to indebtedness for borrowed money; (xi) union or other collective bargaining Contract; (xii) Contract which, by its terms, requires the consent of any party thereto to the consummation of the transactions contemplated hereby; (xiii) Contract containing covenants limiting the freedom of the DCAP Entity or any officer, employee, partner, manager or member thereof to engage or compete in any line of business or with any Person in any geographical area; (xiv) Contract or option relating to the acquisition or sale of any business; (xv) voting agreement or similar Contract; (xvi) option for the purchase of any asset, tangible or intangible; or (xvii) franchise, license or advertising Contract; (xviii) Contract with the United States government, any state, local or foreign government or any agency or department thereof; (xix) Contract that grants any person any right of first refusal or similar right; (xx) other Contract which materially affects any of its assets or business, whether directly or indirectly, or which was entered into other than in the ordinary and usual course of business consistent with past practice. A true and correct copy of each of the written Listed Agreements has been delivered, or made available, to EXTECH. Each DCAP Entity has in all material respects performed all obligations required to be performed by it to date under all of the Listed Agreements, is not in Default under any of the Listed Agreements and has received no notice of any dispute, Default or alleged Default thereunder which has not heretofore been cured or which notice has not heretofore been withdrawn. Neither Shareholder knows of any Default under any of the Listed Agreements by any other party thereto or by any other Person bound thereunder.

3.15 Condition of Assets. Except as set forth on Schedule 3.15 attached hereto, all machinery, equipment, vehicles and other assets used by the DCAP Entities in the conduct of the DCAP Business are in good operating condition, ordinary wear and tear excepted.

3.16 Permits and Licenses. Schedule 3.16 attached hereto sets forth a true and complete list of all Permits from all Bodies held by the DCAP Entities. Each DCAP Entity has all Permits of all Bodies required to carry on its business as presently conducted and to offer and sell its products and services; all such Permits are in full force and effect, and, to the knowledge of the Shareholders, no suspension or cancellation of any of such Permits is threatened; and each DCAP Entity is in compliance in all material respects with all requirements, standards and procedures of the Bodies which have issued such Permits. Except as


EXTECH CORPORATION
                                       12
set forth on Schedule 3.16, no notice to, declaration, filing or registration with, or Permit from, any Body or any other Person is required to be made or obtained by any DCAP Entity or either Shareholder in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby.

3.17 Occupational Heath and Safety and Environmental Matters. The operations of the DCAP Business do not require, and no DCAP Entity has, any Permits from any Bodies relating to occupational health and safety or environmental matters to lawfully conduct the DCAP Business. There is no litigation, investigation or other proceeding pending or, to the knowledge of each of the Shareholders, threatened or known to be contemplated by any Body in respect of or relating to the DCAP Business or the assets of the DCAP Entities with respect to occupational health and safety or environmental matters. All operations of the DCAP Business have been conducted in compliance with all, and no DCAP Entity is liable in any respect for any violation of any, applicable federal, state or local laws or regulations pertaining to occupational health and safety and environmental matters, including, without limitation, those relating to the emission, discharge, storage, release or disposal of Materials of Environmental Concern into ambient air, surface water, ground water or land surface or sub-surface strata or otherwise relating to the manufacture, processing, distribution, use, handling, disposal or transport of Materials of Environmental Concern. No DCAP Entity nor either Shareholder has received any notice of a possible claim or citation against or in respect of any real property leased by any DCAP Entity, or with regard to its assets or business, relating to occupational health and safety or environmental matters and neither of the Shareholders is aware of any basis for any such Action.

3.18 Intellectual Property. Schedule 3.18 sets forth a true and complete list and brief description of all Proprietary Rights which are owned by any DCAP Entity or in which, or with regard to which, it has any right or interest (including, without limitation, the identity of the DCAP Entity, each application number, serial number or registration number, the class of goods or services covered and the expiration date for each country in which Intellectual Property has been registered). Except as set forth in Schedule 3.14 attached hereto, DCAP owns all right, title and interest in and to all software utilized by the DCAP Entities in the operation of their business (such software being described on Schedule 3.18), free and clear of all Liens, subject only to license agreements with the Joint Ventures as described on Schedule 3.14. No other Person has any proprietary or other interest in any such Proprietary Rights and no DCAP Entity is a party to or bound by any Contract requiring the payment to any Person of any royalty. No DCAP Entity is infringing upon any Proprietary Rights or otherwise is violating the rights of any third party with respect thereto, and no proceedings have been instituted, and no claim has been received by any DCAP Entity, and neither Shareholder is aware of any claim, alleging any such violation. There are no pending applications with regard to any Proprietary Right. Each DCAP Entity has taken all reasonable and prudent steps to protect the Proprietary Rights from infringement by any other Person. No other Person (i) has the right to use any Trademark of any DCAP Entity either in identical form or in such near resemblance thereto as to be likely, when applied to the goods or services of any such Person, to cause confusion with such Trademarks or to cause a mistake or to deceive, (ii) has notified any DCAP Entity that it is claiming any ownership of or right to use any Proprietary Rights, or (iii) to the best of each Shareholder's knowledge, is infringing upon any Proprietary Rights in any way.

EXTECH CORPORATION
                                       13

3.19 Compensation Information. Schedule 3.19 attached hereto contains a true and complete list of the names and current salary rates of, bonus commitments to, and other compensatory arrangements with, all officers and other persons employed and/or retained by each DCAP Entity.

3.20 Employee Benefit Plans.

     (a) Schedules 3.20 (a), (b) and (c) attached hereto list all of the "pension" and "welfare" benefit plans (within the respective meanings of sections 3(2) and 3(1) of the Employee Retirement Income Security Act of 1974, as amended ["ERISA"]), maintained by each DCAP Entity, or to which it makes employer contributions with respect to its employees, a complete and correct copy of each of which has been delivered to EXTECH. There are no vested and unfunded benefits under any such plans.

     (b) All of the pension and profit sharing plans maintained by the DCAP Entities (herein collectively referred to as the "Pension Plans") are listed in
Schedule 3.20(a). Each of the Pension Plans has received a favorable determination letter as to its qualification under section 401(a) of the Code (including, but not limited to, amendments made by ERISA), nothing has occurred with respect to any such Pension Plan which would cause the loss of such qualification, and the Shareholders have delivered to EXTECH true and correct copies of all such determination letters.

     (c) All of the pension plans not maintained by the DCAP Entities but to which they make employer contributions with respect to their employees (herein collectively referred to as the "Other Pension Plans") are listed in Schedule 3.20(b). Each of the Other Pension Plans is a "multi- employer plan" (within the meaning of section 3(37) of ERISA), but no DCAP Entity is a "substantial employer" (within the meaning of section 4001(a)(2) of ERISA) with respect to any of the Other Pension Plans.

     (d) All contributions required by law or required under the Pension Plans with respect to plan years ended prior to the Closing Date have been made by each DCAP Entity. With regard to the current plan year of each of the Other Pension Plans, all contributions required to meet the employer contribution obligations of each DCAP Entity, under section 412 of the Code, Part 3 of Title I(B) of ERISA, such Other Pension Plan or any applicable collective bargaining agreement, with respect to that portion of the current plan year ending on the Closing Date, shall have been made on or prior to the Closing Date by such DCAP Entity.

     (e) No Pension Plan or related trust has terminated, and no "reportable event" (within the meaning of section 4043(b) of ERISA) has occurred with respect to any of the Pension Plans or the participation of any DCAP Entity in any of the Other Pension Plans, other than the transactions contemplated by this Agreement, since the effective date of ERISA.

     (f) None of the  Pension  Plans  which are  subject  to the  provisions  of section 412 of the Code or Part 3 of Title I(B) of ERISA or their related trusts


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has  incurred  any  "accumulated  funding  deficiency"  (within the  meanings of section 412(a) of the Code and section 302 of ERISA) since the effective date of ERISA.

     (g) No DCAP Entity has incurred any Liability (except for required premium payments, which premium payments have been made for plan years ended prior to the Closing Date, to the Pension Benefit Guaranty Corporation), with respect to the Pension Plans.

     (h) All of the welfare plans maintained by each DCAP Entity or to which it makes employer contributions with respect to its employees (herein collectively referred to as the "Welfare Plans" and together with the Pension Plans and Other Pension Plans, the "Pension and Welfare Plans")) are listed in Schedule 3.20(c). There are no Actions pending or, to the knowledge of either of the Shareholders, threatened, and neither of the Shareholders has any knowledge of any facts which could give rise to any Actions against any of the Pension Plans, or (with respect to the participation of any DCAP Entity therein) against any of the Other Pension Plans or Welfare Plans, or against any DCAP Entity with respect thereto.

     (i) Each DCAP Entity has satisfied in all material respects all reporting and disclosure requirements applicable to it under ERISA, and the Department of Labor and Internal Revenue Service regulations promulgated thereunder, with respect to all of the Pension and Welfare Plans, and each DCAP Entity has delivered to EXTECH true and complete copies of the most recently filed and disclosed Forms EBS-1, Forms 5500 and 5500-C (with exhibits), 1976 "ERISA Notices" and summary plan description for the Pension and Welfare Plans.

     (j) None of the Pension and Welfare Plans or any of their related trusts, or any DCAP Entity or any trustee, administrator or other "party in interest" or "disqualified person" (within the meaning of section 3(14) of ERISA or section 4975(e)(2) of the Code, respectively) with respect to the Pension or Welfare Plans, has engaged in any "prohibited transaction" (within the meaning of section 408 of ERISA or section 4975(c)(23) or (d) of the Code), with respect to the participation of any DCAP Entity therein, which could subject any of the Pension or Welfare Plans or related trusts, or any trustee, administrator or other fiduciary of any Plan, or any DCAP Entity or EXTECH, or any other party dealing with the Pension or Welfare Plans, to the penalties or excise tax imposed on prohibited transactions by section 502(i) of ERISA or section 4975 of the Code.

     (k) The Trustees of each of the Pension Plans have completed their required annual accountings for the most recent plan years, such accountings accurately reflect the financial positions of the Pension Plans as at such date, and true and complete copies of the Trustees' reports or schedules of such accountings have been delivered to EXTECH.

3.21 No Breach. Neither the execution and delivery of this Agreement nor compliance by either of the Shareholders with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:


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     (a)  violate  or  conflict  with  any  provision  of  the   Certificate  of
Incorporation, ByLaws or other organizational document of any DCAP Entity;

     (b) except as set forth on Schedule 3.21 attached hereto (the "Required Waivers"), (i) violate or, alone or with notice or the passage of time, or both, result in a breach or termination of, or otherwise give any party the right to terminate, or declare a Default under, or have any right of first refusal under, the terms of any real property lease, license agreement or shareholders agreement to which either Shareholder or any DCAP Entity is a party or is otherwise bound or (ii) require either Shareholder to resign, or permit another Person to require that either Shareholder resign, as an officer or director of any DCAP Entity (it being represented and warranted that, except as set forth on Schedule 3.21, all Required Waivers have been obtained);

     (c) violate or, alone or with notice or the passage of time, or both, result in the breach or termination of, or otherwise give any party the right to terminate, or declare a Default under, the terms of any other Contract to which any DCAP Entity or either of the Shareholders is a party or by which any of them may be bound, the violation, breach or termination of which, or Default under which, would have a Material Adverse Effect ;

     (d) result in the creation of any Lien upon any of the assets of any DCAP Entity;

     (e) violate any judgment, order, injunction, decree or award against, or binding upon, any DCAP Entity or either of the Shareholders or upon any of the assets of any DCAP Entity; and/or

     (f) violate any law or regulation of any jurisdiction relating to any Affiliated Company, either of the Shareholders, or the DCAP Business, or, to the knowledge of each of the Shareholders and DCAP, any Joint Venture, the violation of which would have a Material Adverse Effect.

3.22 Brokers. No DCAP Entity nor either of the Shareholders has engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its or his behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

3.23 Employment Relations. (a) Each DCAP Entity is in compliance with all Federal, state and other applicable laws, rules and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not engaged in any unfair labor practice which, in any of the foregoing cases, could have a Material Adverse Effect; (b) there is not pending, or, to the knowledge of each of the Shareholders, threatened, any unfair labor practice charge or complaint against any DCAP Entity by or before the National Labor Relations Board or any comparable state agency or authority;
(c) there is no labor strike, dispute, slowdown or stoppage pending or, to the knowledge of each of the Shareholders, threatened against or involving any DCAP Entity; (d) neither of the Shareholders is aware of any union organization


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



effort respecting the employees of any DCAP Entity; (e) no grievance which might have a Material Adverse Effect on any DCAP Entity or the conduct of its business, nor any arbitration proceeding arising out of or under any collective bargaining agreement, is pending and no claim therefor has been asserted; (f) no litigation, arbitration, administrative proceeding or governmental investigation is now pending, and, to the knowledge of each of the Shareholders, no Person has made any claim or has threatened litigation, arbitration, administrative proceeding or governmental investigation against, arising out of any law relating to discrimination against employees or employment practices; (g) no collective bargaining agreement is currently being negotiated by any DCAP Entity; and (h) no DCAP Entity has experienced any material labor difficulties during the last three (3) years. There has not been, and neither of the Shareholders anticipates, any material adverse change in relations with employees of any DCAP Entity as a result of the announcement of the transactions contemplated by this Agreement.

3.24 Prior Names and Addresses. Since inception, except as set forth on Schedule
3.24 attached hereto, no DCAP Entity has used any business name or had any business address other than its current name and the business address set forth in Schedule A and B attached hereto.

3.25 Payments. No Affiliated Company and, to the knowledge of each of the Shareholders and DCAP, no Joint Venture has, directly or indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, client, customer, supplier, government official or other Person, in the United States or any other country, which is illegal under any federal, state or local laws of the United States (including, without limitation, the U.S. Foreign Corrupt Practices Act).

3.26 Books and Records. Each Affiliated Company and, to the knowledge of each of the Shareholders and DCAP, each Joint Venture has made and kept (and given EXTECH access to) Books and Records and accounts, which, in reasonable detail, accurately and fairly reflect the activities of its business. No DCAP Entity has engaged in any material transaction, maintained any bank account or used any corporate funds in connection with its business except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the DCAP Entity.

3.27 Americans with Disabilities Act Compliance. All facilities owned, leased or used by the Affiliated Companies and, to the knowledge of each of the Shareholders and DCAP, the Joint Ventures (collectively "Facilities") have been constructed and maintained in full compliance with the ADA. No Affiliated Company and, to the knowledge of each of the Shareholders and DCAP, no Joint Venture has received any notice to the effect, or otherwise been advised, that any such Facilities are not in compliance with the ADA. Neither Shareholder has any reason to anticipate that any existing circumstances at any of the Facilities are likely to result in violation of the ADA.

3.28 Proxy Statement. The information to be furnished by the Shareholders and each DCAP Entity for inclusion in the Proxy Statement, when furnished, and at all times to and including the time of the stockholders' meeting convened for


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the  purpose of  obtaining  Stockholder  Approval,  will not  contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein contained not misleading.

3.29 Untrue or Omitted Facts. No representation, warranty or statement by the Shareholders in this Agreement contains any untrue statement of a material fact, or omits to state a fact necessary in order to make such representations, warranties or statements not materially misleading. Without limiting the generality of the foregoing, there is no fact known to either of the Shareholders that has had, or which may be reasonably expected to have, a Material Adverse Effect that has not been disclosed in this Agreement.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF EXTECH

     EXTECH makes the following representations and warranties to the Shareholders, each of which shall be deemed material, and the Shareholders, in executing, delivering and consummating this Agreement, have relied upon the correctness and completeness of each of such representations and warranties:

4.1 Valid Corporate Existence. EXTECH is a corporation validly existing and in good standing under the laws of the State of Delaware. EXTECH has the power to carry on its business as now conducted and to own its assets. EXTECH is qualified to do business in the State of New York, is not required to qualify in any other jurisdiction in order to own its assets or to carry on its business as now conducted, and there has not been any claim by any other jurisdiction to the effect that EXTECH is required to qualify or otherwise be authorized to do business as a foreign corporation therein. The copies of EXTECH's Certificate of Incorporation, as amended to date (certified by the Secretary of the State of Delaware) and By-Laws, as amended to date (certified by its Secretary), which have been delivered to the Shareholders, are true and complete copies of those documents as in effect on the date hereof.

4.2 Capitalization. The authorized capital stock of EXTECH consists of Ten Million (10,000,000) shares of Common Stock, $.01 par value, of which Five Million Five Hundred Ninety- One Thousand Three Hundred Sixty-Seven (5,591,367) shares are issued and outstanding. All of such issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. The EXTECH Shares to be issued and delivered to the Shareholders as contemplated by Article II hereof will be duly and validly authorized and, when so issued and delivered, will be duly and validly issued, fully paid and nonassessable.

4.3 Consents. Except as set forth on Schedule 4.3 attached hereto, no consent of any Body or other Person is required to be received by or on the part of EXTECH to enable it to enter into and carry out this Agreement and the transactions contemplated hereby.


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



4.4 Corporate Authority; Binding Nature of Agreement. EXTECH has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of EXTECH and, except for Stockholder Approval, no other corporate proceedings on the part of EXTECH are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of EXTECH and is enforceable in accordance with its terms.

4.5 SEC Report. EXTECH has previously delivered to the Shareholders a true and complete copy, including exhibits, of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 (the "SEC Report"), such report being the only report filed by EXTECH with the SEC since January 1, 1998. The SEC Report does not contain any untrue statement of a material fact, or fail to state any material fact required to be stated therein or necessary to make the statements made therein not materially misleading.

4.6 No Breach. Neither the execution and delivery of this Agreement nor compliance by EXTECH with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

     (a)  violate  or  conflict  with  any  provision  of  the   Certificate  of
Incorporation or By- Laws of EXTECH;

     (b) violate, or alone or with notice or the passage of time, or both, result in the breach or termination of, or otherwise give any party the right to terminate, or declare a Default under, the terms of any Contract to which EXTECH is a party or by which it may be bound, the violation, breach or termination of which, or Default under which, would have a Material Adverse Effect;

     (c) result in the creation of any Lien upon any of the assets of EXTECH;

     (d) violate any judgment, order, injunction, decree or award against, or binding upon, EXTECH or upon any of its assets; or

     (e) subject to the accuracy of the representations made by the Shareholders in Article VI hereof, violate any law or regulation of any jurisdiction relating to EXTECH, the violation of which would have a Material Adverse Effect.

4.7 Actions Since the Balance Sheet Date. Except as otherwise expressly provided or set forth in, or required by, this Agreement, or as set forth in the SEC Report or Schedule 4.7 attached hereto, since the EXTECH Balance Sheet Date, EXTECH has not (i) incurred any material Liability, (ii) made any wage or salary increases or granted any bonuses; (iii) mortgaged, pledged or subjected to any Lien any of its assets, or permitted any of its assets to be subjected to any ,

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



Lien; (iv) sold assigned or transferred any of its assets, except in the ordinary and usual course of business consistent with past practice; (v) changed its accounting methods, principles or practices; (vi) revalued any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable; (vii) incurred any damage, destruction or loss (whether or not covered by insurance) adversely affecting its assets or business which has had or could be reasonably expected to have a Material Adverse Effect; (viii) cancelled any indebtedness or waived or released any right or claim which has had or could be reasonably expected to have a Material Adverse Effect; (ix) incurred any material adverse change in employee relations;
(x) amended, cancelled or terminated any Contract or Permit or entered into any Contract or Permit which is not in the ordinary course of business consistent with past practice; (xi) increased or changed its assumptions underlying, or methods of calculating, any doubtful account contingency or other reserves;
(xii) paid, discharged or satisfied any Liabilities other than the payment, discharge or satisfaction in the ordinary course of business of Liabilities set forth or reserved for on the EXTECH Balance Sheet or incurred in the ordinary course of business; (xiii) made any capital expenditure, entered into any lease or incurred any obligation to make any capital expenditure; (xiv) failed to pay or satisfy when due any Liability; (xv) failed to carry on its business in the ordinary course, consistent with the past practices, so as to reasonably keep available the services of its employees, and to preserve its assets and business and the goodwill of its suppliers, customers, distributors and others having business relations with it; (xvi) disposed of or allowed the lapse of any Proprietary Rights or disclosed to any person any Proprietary Rights not theretofore a matter of public knowledge; or (xvii) other than this Agreement or the transactions contemplated hereby, entered into any transaction or course of conduct not in the ordinary and usual course of business and consistent with past practice..

4.8 Adverse Developments. Since the EXTECH Balance Sheet Date, there has been no material adverse change in the assets, business, operations (financial or otherwise), or prospects of EXTECH, there has been no act or omission on the part of EXTECH or others which would form the basis for the assertion against EXTECH of any material Liability, no other event has occurred which could be reasonably expected to have a Material Adverse Effect and, except as set forth in the SEC Report or set forth in Schedule 4.8 attached hereto, EXTECH does not know of any development or threatened development of a nature which could be reasonably expected to have a Material Adverse Effect.

4.9 Taxes. All taxes, including, without limitation, income, property, sales, use, utility, franchise, capital stock, excise, value added, employees' withholding, social security and unemployment taxes imposed by the United States, any state, locality or any foreign country, or by any other taxing authority, which have or may become due or payable by EXTECH, and all interest and penalties thereon, whether disputed or not, have been paid in full or adequately provided for by reserves shown in its Books and Records; all deposits required by law to be made by EXTECH or with respect to estimated income, franchise and employees' withholding taxes have been duly made; and all tax returns, including estimated tax returns, required to be filed have been duly and timely filed. No extension of time for the assessment of deficiencies for any year is in effect. No deficiency notice is proposed, or to the knowledge of EXTECH, threatened against EXTECH.

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4.10  Ownership  of  Assets;   Interest  in  Assets.  EXTECH  owns  outright  or
indirectly, and has good and marketable title to, directly or indirectly, all of its respective assets (including all assets reflected in the EXTECH Balance Sheet, except as the same may have been disposed of in the ordinary and usual course of business consistent with past practice since the EXTECH Balance Sheet
Date), free and clear of all Liens. The assets of EXTECH are sufficient to permit it to conduct its business as now conducted. There are no Contracts with any Person with respect to the acquisition of any of the assets of EXTECH or any rights or interests therein.

4.11 Insurance. Schedule 4.11 attached hereto sets forth a true and complete list and brief description of all policies of fire, liability and other forms of insurance held by EXTECH. Except as set forth in Schedule 4.11, such policies are valid, outstanding and enforceable policies, as to which premiums have been paid currently, are with reputable insurers believed by EXTECH to be financially sound and are consistent with the practices of similar concerns engaged in substantially similar operations as those currently conducted by EXTECH. Except as set forth in Schedule 4.11, there exists no state of facts, and no event has occurred, which might reasonably (i) form the basis for any claim against EXTECH not fully covered by insurance for liability on account of any express or implied warranty or tortious omission or commission, or (ii) result in any material increase in insurance premiums.

4.12  Litigation;  Compliance with Law. Except as described in the SEC Report or
Schedule 4.12 attached hereto, there are no Actions relating to EXTECH or any of its assets or business pending or, to the knowledge of EXTECH, threatened, or any order, injunction, award or decree outstanding, against EXTECH or against or relating to any of its assets or business; and there exists no basis for any such Action which would have a Material Adverse Effect. EXTECH is not in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental or other regulatory body, court or arbitrator relating to its assets or business, the violation of which would have a Material Adverse Effect.

4.13 Real Property. The SEC Report sets forth a brief description of all real properties which are leased to EXTECH and the terms of the respective leases, including the identity of the lessor, the rental rate and other charges, and the term of the lease. EXTECH does not own outright the fee simple title in and to any real property. The real property leases described in Schedule 4.13 that relate to the leased properties described therein are in full force and effect and all amounts payable thereunder have been paid. All uses of such real properties by EXTECH conform in all material respects to the terms of the leases relating thereto and conform in all material respects to all applicable building and zoning ordinances, laws and regulations. None of such leases may be expected to result in the expenditure of material sums for the restoration of the premises upon the expiration of their respective terms.

4.14 Agreements and Obligations; Performance. Except as listed and briefly described in Schedule 4.14 attached hereto (the "Listed Agreements") or listed in the SEC Report, EXTECH is not a party to, or bound by, any: (i) Contract which involves aggregate payments or receipts in excess of $5,000 that cannot be


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



terminated at will without penalty or premium or any continuing Liability; (ii) Contract of any kind with any officer, director or shareholder of EXTECH; (iii) Contract which is violation of applicable law; (iv) Contract for the purchase, sale or lease of any materials, products, supplies or services which contains, or which commits or will commit it for, a fixed term; (v) Contract of employment not terminable at will without penalty or premium or any continuing Liability;
(vi) deferred compensation, bonus or incentive plan or Contract not cancelable at will without penalty or premium or any continuing obligation or liability;
(vii) management or consulting Contract not terminable at will without penalty or premium or any continuing Liability; (viii) except as set forth in Schedule 4.13, lease for real or personal property; (ix) license or royalty Contract; (x) Contract relating to indebtedness for borrowed money; (xi) union or other collective bargaining Contract; (xii) Contract which, by its terms, requires the consent of any party thereto to the consummation of the transactions contemplated hereby; (xiii) Contract containing covenants limiting the freedom of EXTECH or any officer or employee thereof to engage or compete in any line of business or with any Person in any geographical area; (xiv) Contract or option relating to the acquisition or sale of any business; (xv) voting agreement or similar Contract; (xvi) option for the purchase of any asset, tangible or intangible; or (xvii) franchise, license or advertising Contract; (xviii)
Contract with the United States government, any state, local or foreign government or any agency or department thereof; (xix) other Contract which materially affects any of its assets or business, whether directly or indirectly, or which was entered into other than in the ordinary and usual course of business consistent with past practice. A true and correct copy of each of the written Listed Agreements has been delivered, or made available, to the Shareholders. EXTECH has in all material respects performed all obligations required to be performed by it to date under all of the Listed Agreements, is not in Default under any of the Listed Agreements and has received no notice of any dispute, Default or alleged Default thereunder which has not heretofore been cured or which notice has not heretofore been withdrawn. EXTECH does not know of any Default under any of the Listed Agreements by any other party thereto or by any other Person bound thereunder.

4.15 Condition of Assets. Except as set forth on Schedule 4.15 attached hereto, all machinery, equipment, vehicles and other assets used by EXTECH in the conduct of its business are in good operating condition, ordinary wear and tear excepted.

4.16 Permits and Licenses. Schedule 4.16 attached hereto sets forth a true and complete list of all Permits from all Bodies held by EXTECH. EXTECH has all Permits of all Bodies required to carry on its business as presently conducted and to offer and sell its products and services; all such Permits are in full force and effect, and, to the knowledge of EXTECH, no suspension or cancellation of any of such Permits is threatened; and EXTECH is in compliance in all material respects with all requirements, standards and procedures of the Bodies which have issued such Permits. Except as set forth on Schedule 4.16, no notice to, declaration, filing or registration with, or Permit from, any Body or any other Person is required to be made or obtained by EXTECH in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby.

4.17 Occupational Heath and Safety and Environmental Matters. The operations of EXTECH's business do not require, and EXTECH does not have, any Permits from any


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Bodies relating to occupational  health and safety or  environmental  matters to lawfully conduct its business. There is no litigation, investigation or other proceeding pending or, to the knowledge of EXTECH, threatened or known to be contemplated by any Body in respect of or relating to EXTECH's business or the assets of EXTECH with respect to occupational health and safety or environmental matters. All operations of EXTECH's business have been conducted in compliance with all, and EXTECH is not liable in any respect for any violation of any,
applicable   federal,   state  or  local  laws  or  regulations   pertaining  to
occupational health and safety and environmental matters, including, without limitation, those relating to the emission, discharge, storage, release or disposal of Materials of Environmental Concern into ambient air, surface water, ground water or land surface or subsurface strata or otherwise relating to the manufacture, processing, distribution, use, handling, disposal or transport of Materials of Environmental Concern. EXTECH has not received any notice of a possible claim or citation against or in respect of any real property leased by EXTECH, or with regard to its assets or business, relating to occupational health and safety or environmental matters and EXTECH is not aware of any basis for any such Action.

4.18 Intellectual Property. Schedule 4.18 sets forth a true and complete list and brief description of all Proprietary Rights which are owned by EXTECH or in which, or with regard to which, it has any right or interest (including, without limitation, each application number, serial number or registration number, the class of goods or services covered and the expiration date for each country in which Intellectual Property has been registered). Except as set forth on
Schedule 4.18, no other Person has any proprietary or other interest in any such Proprietary Rights and EXTECH is not a party to or bound by any Contract requiring the payment to any Person of any royalty. EXTECH is not infringing upon any Proprietary Rights or otherwise is violating the rights of any third party with respect thereto, and no proceedings have been instituted, and no claim has been received by EXTECH, and EXTECH is not aware of any claim, alleging any such violation. There are no pending applications with regard to any Proprietary Right. EXTECH has taken all reasonable and prudent steps to protect the Proprietary Rights from infringement by any other Person. No other Person (i) has the right to use any Trademark of EXTECH either in identical form or in such near resemblance thereto as to be likely, when applied to the goods or services of any such Person, to cause confusion with such Trademarks or to cause a mistake or to deceive, (ii) has notified EXTECH that it is claiming any ownership of or right to use any Proprietary Rights, or (iii) to the best of EXTECH's knowledge, is infringing upon any Proprietary Rights in any way.

4.19 Compensation Information. Schedule 4.19 attached hereto contains a true and complete list of the names and current salary rates of, bonus commitments to, and other compensatory arrangements with, all officers and other persons employed and/or retained by EXTECH.

4.20 Employee Benefit Plans.

     (a) Schedules 4.20 (a), (b) and (c) attached hereto list all of the "pension" and "welfare" benefit plans (within the respective meanings of sections 3(2) and 3(1) of ERISA), maintained by EXTECH, or to which it makes employer contributions with respect to its employees, a complete and correct copy of each of which has been delivered to the Shareholders. There are no vested and unfunded benefits under any such plans.

EXTECH CORPORATION
                                       23

     (b) All of the pension and profit sharing plans maintained by EXTECH (herein collectively referred to as the "Pension Plans") are listed in Schedule 4.20(a). Each of the Pension Plans has received a favorable determination letter as to its qualification under section 401(a) of the Code (including, but not limited to, amendments made by ERISA), nothing has occurred with respect to any such Pension Plan which would cause the loss of such qualification, and EXTECH has delivered to the Shareholders true and correct copies of all such determination letters.

     (c) All of the pension plans not maintained by EXTECH but to which it makes employer contributions with respect to its employees (herein collectively referred to as the "Other Pension Plans") are listed in Schedule 4.20(b). Each of the Other Pension Plans is a "multiemployer plan" (within the meaning of section 3(37) of ERISA), but EXTECH is not a "substantial employer" (within the meaning of section 4001(a)(2) of ERISA) with respect to any of the Other Pension Plans.

     (d) All contributions required by law or required under the Pension Plans with respect to plan years ended prior to the Closing Date have been made by EXTECH. With regard to the current plan year of each of the Other Pension Plans, all contributions required to meet the employer contribution obligations of EXTECH, under section 412 of the Code, Part 3 of Title I(B) of ERISA, such Other Pension Plan or any applicable collective bargaining agreement, with respect to that portion of the current plan year ending on the Closing Date, shall have been made on or prior to the Closing Date by EXTECH.

     (e) No Pension Plan or related trust has terminated, and no "reportable event" (within the meaning of section 4043(b) of ERISA) has occurred with respect to any of the Pension Plans or the participation of EXTECH in any of the Other Pension Plans, other than the transactions contemplated by this Agreement, since the effective date of ERISA.

     (f) None of the  Pension  Plans  which are  subject  to the  provisions  of section 412 of the Code or Part 3 of Title I(B) of ERISA or their related trusts has incurred any "accumulated funding deficiency" (within the meanings of section 412(a) of the Code and section 302 of ERISA) since the effective date of ERISA.

     (g) EXTECH has not incurred any Liability (except for required premium payments, which premium payments have been made for plan years ended prior to the Closing Date, to the Pension Benefit Guaranty Corporation), with respect to the Pension Plans.

     (h) All of the welfare plans maintained by EXTECH or to which it makes employer contributions with respect to its employees (herein collectively referred to as the "Welfare Plans" and together with the Pension Plans and Other Pension Plans, the "Pension and Welfare Plans")) are listed in Schedule 4.20(c). There are no Actions pending or, to the knowledge of EXTECH, threatened, and EXTECH does not have any knowledge of any facts which could give rise to any Actions against any of the Pension Plans, or (with respect to the participation of EXTECH therein) against any of the Other Pension Plans or Welfare Plans, or against EXTECH with respect thereto.

EXTECH CORPORATION
                                       24

     (i) EXTECH has satisfied in all material respects all reporting and disclosure requirements applicable to it under ERISA, and the Department of Labor and Internal Revenue Service regulations promulgated thereunder, with respect to all of the Pension and Welfare Plans, and EXTECH has delivered to the Shareholders true and complete copies of the most recently filed and disclosed Forms EBS-1, Forms 5500 and 5500-C (with exhibits), 1976 "ERISA Notices" and summary plan description for the Pension and Welfare Plans.

     (j) None of the Pension and Welfare Plans or any of their related trusts, or EXTECH, or any trustee, administrator or other "party in interest" or "disqualified person" (within the meaning of section 3(14) of ERISA or section 4975(e)(2) of the Code, respectively) with respect to the Pension or Welfare Plans, has engaged in any "prohibited transaction" (within the meaning of section 408 of ERISA or section 4975(c)(23) or (d) of the Code), with respect to the participation of EXTECH therein, which could subject any of the Pension or Welfare Plans or related trusts, or any trustee, administrator or other fiduciary of any Plan, or EXTECH, or any other party dealing with the Pension or Welfare Plans, to the penalties or excise tax imposed on prohibited transactions by section 502(i) of ERISA or section 4975 of the Code.

     (k) The Trustees of each of the Pension Plans have completed their required annual accountings for the most recent plan years, such accountings accurately reflect the financial positions of the Pension Plans as at such date, and true and complete copies of the Trustees' reports or schedules of such accountings have been delivered to the Shareholders.

4.21 Brokers. EXTECH has not engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

4.22 Employment Relations. (a) EXTECH is in compliance with all Federal, state and other applicable laws, rules and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not engaged in any unfair labor practice which, in any of the foregoing cases, could have a Material Adverse Effect; (b) there is not pending, or, to the knowledge of EXTECH, threatened, any unfair labor practice charge or complaint against EXTECH by or before the National Labor Relations Board or any comparable state agency or authority; (c) there is no labor strike, dispute, slowdown or stoppage pending or, to the knowledge of EXTECH, threatened against or involving EXTECH; (d) EXTECH is not aware of any union organization effort respecting the employees of EXTECH; (e) no grievance which might have a Material Adverse Effect on EXTECH or on the conduct of its business, nor any arbitration proceeding arising out of or under any collective bargaining agreement, is pending and no claim therefor has been asserted; (f) no litigation, arbitration, administrative proceeding or governmental investigation is now pending, and, to the knowledge of EXTECH, no Person has made any claim or has threatened litigation, arbitration, administrative proceeding or governmental investigation against, arising out of any law relating to discrimination against employees or employment practices; (g) no collective bargaining agreement is currently being negotiated by EXTECH; and (h) EXTECH has not experienced any material labor


EXTECH CORPORATION
                                       25
difficulties during the last three (3) years. There has not been, and EXTECH does not anticipate, any material adverse change in relations with employees of EXTECH as a result of the announcement of the transactions contemplated by this Agreement.

4.23 Payments. EXTECH has not, directly or indirectly, paid or delivered any fee, commission or other sum of money or item or property, however characterized, to any finder, agent, client, customer, supplier, government official or other Person, in the United States or any other country, which is illegal under any federal, state or local laws of the United States (including, without limitation, the U.S. Foreign Corrupt Practices Act).

4.24 Books and Records. EXTECH has made and kept (and given the Shareholders access to) Books and Records and accounts, which, in reasonable detail, accurately and fairly reflect the activities of its business. EXTECH has not engaged in any material transaction, maintained any bank account or used any corporate funds in connection with its business except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of EXTECH.

4.25 Americans with Disabilities Act Compliance. All facilities owned, leased or used by EXTECH (collectively "Facilities") have been constructed and maintained in full compliance with the ADA. EXTECH has not received any notice to the effect, or otherwise been advised, that any such Facilities are not in compliance with the ADA. EXTECH has no reason to anticipate that any existing circumstances at any of the Facilities are likely to result in violation of the ADA.

4.26 Proxy Statement. The Proxy Statement (excluding information to be furnished by the Shareholders or any DCAP Entity to EXTECH for inclusion therein), when furnished to the Company's stockholders, and at all times to and including the time of the stockholders' meeting convened for the purpose of obtaining Stockholder Approval, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein contained not misleading.

4.27 Untrue or Omitted Facts. No representation, warranty or statement by EXTECH in this Agreement contains any untrue statement of a material fact, or omits to state a fact necessary in order to make such representations, warranties or statements not materially misleading. Without limiting the generality of the foregoing, there is no fact known to EXTECH that has had, or which may be reasonably expected to have, a Material Adverse Effect that has not been disclosed in this Agreement.

                                    ARTICLE V

                              PRE-CLOSING COVENANTS

5.1 Shareholder Covenants. The Shareholders, jointly and severally, hereby covenant that, from and after the date hereof and until the Closing or earlier termination of this Agreement:


EXTECH CORPORATION
                                       26

     (a) Access. The Shareholders shall cause the DCAP Entities to afford to the officers, attorneys, accountants and other authorized representatives of EXTECH free and full access, during regular business hours and upon reasonable notice, to all of their Books and Records, personnel and properties so that EXTECH, at its own expense, may have full opportunity to make such review, examination and investigation as EXTECH may desire of the DCAP Entities and the DCAP Business. The Shareholders will cause the employees, accountants, attorneys and other agents and representatives of the DCAP Entities to cooperate fully with said review, examination and investigation and to make full disclosure to EXTECH and its representatives of all material facts affecting the DCAP Business. The Shareholders acknowledge and agree that no review, examination or investigation heretofore or hereafter undertaken by EXTECH or its representatives shall limit or affect any representation or warranty made by the Shareholders in, or otherwise relieve the Shareholders from any liability under, this Agreement.

     (b) Conduct of Business. The Shareholders shall cause the DCAP Entities to conduct their business only in the ordinary and usual course and make no change in any of its business practices and policies without the prior written consent of EXTECH. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Closing, the Shareholders shall not cause or permit any DCAP Entity, without the prior written consent of EXTECH, to:

          (i)  amend  its  Certificate  of   Incorporation,   By-Laws  or  other
     organizational document;

          (ii) enter into, adopt or amend any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase, pension, retirement, deferred compensation, employment, severance or other employee benefit Contract, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer, manager or employee, or (except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to the DCAP Entity) increase in any manner the compensation or fringe benefits of any director, officer, manager or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof;

          (iii) acquire, sell, lease or dispose of any assets outside the ordinary course of business consistent with past practice or any assets which in the aggregate are material to the DCAP Entity;

          (iv) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof;

          (v) take any other action outside the ordinary course of business consistent with past practice; or


EXTECH CORPORATION
                                       27

          (vi) adopt any resolution, or enter into or amend any Contract, with respect to any of the foregoing.

     (c) Insurance. The Shareholders shall cause the DCAP Entities to maintain in force the insurance policies listed in Schedule 4.11, except to the extent that they may be replaced with equivalent policies at the same or lower rates. If, in EXTECH's opinion, additional coverage is necessary to keep adequately insured the DCAP Entities' properties, the Shareholders shall cause the DCAP Entities to obtain (to the extent available) such additional insurance, at EXTECH's expense, from financially sound and reputable insurers for a period ending no sooner than the close of business on the Closing Date; provided that, if the Closing shall fail to occur, the Shareholders shall cause the DCAP Entities to promptly cancel such policies for additional insurance and return to EXTECH any refunds of premiums paid by EXTECH on account thereof.

     (d) Liabilities. The Shareholders shall not cause or permit any DCAP Entity to incur any Liability, except for those incurred in the ordinary and usual course of its business consistent with past practice, without the prior written consent of EXTECH; nor shall the Shareholders cause or permit any DCAP Entity to pay any Liability other than: (i) the foregoing Liabilities; (ii) Liabilities set forth in the Balance Sheet; (iii) Liabilities arising after the Balance Sheet Date in the ordinary and usual course of business consistent with past practice; and (iv) Liabilities with respect to which the DCAP Entity shall have received the prior written consent of EXTECH.

     (e)  Preservation  of  Business.  The  Shareholders  shall  cause  the DCAP
Entities  to  use  their  best  efforts  to  preserve   intact  their   business
organization and keep available the services of their present officers, managers, employees and consultants, maintain good relationships with customers and suppliers and preserve their goodwill.

     (f) No Breach.

          (i) The Shareholders will each (A) use his best efforts to assure that all of his representations and warranties contained herein are true and correct as of the Closing as if repeated at and as of such time, that no Default shall occur with respect to any of his covenants, representations or warranties contained herein that has not been cured by the Closing and that all conditions to EXTECH's obligation to enter into and complete the Closing are satisfied in a timely manner; (B) not voluntarily take any action or do anything which will cause a Default respecting such covenants, representations or warranties or would impede the satisfaction of such conditions; and (C) promptly notify EXTECH of any event or fact which represents or is likely to cause such a Default or result in such an impediment.

          (ii) Without limiting the generality of the foregoing, each of the Shareholders agrees to use his best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this


EXTECH CORPORATION
                                       28

     Agreement, including, without limitation, taking such actions as reasonably may be required to have the Proxy Statement cleared by the SEC as promptly as practicable after filing.

     (g) Consents. Promptly following the execution of this Agreement, each of the Shareholders will use his best efforts, and will cause the DCAP Entities to use their best efforts, to obtain consents of all Bodies and other Persons necessary for the consummation of the transactions contemplated by this Agreement.

     (h) Unaudited Financial Statements. The Shareholders will cause the DCAP Entities to provide EXTECH with such unaudited financial statements of, and other financial information with respect to, the DCAP Entities up to and including the Closing Date as EXTECH may reasonably request.

     (i) No Negotiations. For so long as this Agreement shall remain in effect, neither of the Shareholders will, nor will either of them cause or permit any DCAP Entity to, directly or indirectly, (a) solicit or initiate discussions or engage in negotiations with any Person ("Potential Offeror") (whether such negotiations are initiated by them or otherwise), other than EXTECH, with respect to the possible acquisition, financing or change of control of any DCAP Entity, whether by way of merger, acquisition of stock, acquisition of assets, or otherwise (a "Potential Transaction"); (b) provide any information with respect to any DCAP Entity or any of their respective businesses or assets to any Person, other than EXTECH, in connection with a Potential Transaction; (c) enter into any Contract with any Person, other than EXTECH, concerning or relating to a Potential Transaction; or (d) act in any way in response to a Potential Transaction. If the Shareholders, the DCAP Entities, or any of them receives any unsolicited offer or proposal to enter into negotiations relating to a Potential Transaction, they shall immediately notify EXTECH of such fact and shall return any such written offer to such Potential Offeror.

5.2 EXTECH Covenants. EXTECH hereby covenants that, from and after the date hereof and until the Closing or earlier termination of this Agreement:

     (a) Access. EXTECH shall afford to the officers, attorneys, accountants and other authorized representatives of the Shareholders free and full access, during regular business hours and upon reasonable notice, to all of its Books and Records, personnel and properties so that the Shareholders, at their own expense, may have full opportunity to make such review, examination and investigation as they may desire of EXTECH and its business. EXTECH will cause its employees, accountants, attorneys and other agents and representatives to cooperate fully with said review, examination and investigation and to make full disclosure to the Shareholders and their representatives of all material facts affecting its business. EXTECH acknowledges and agrees that no review, examination or investigation heretofore or hereafter undertaken by the Shareholders or their representatives shall limit or affect any representation or warranty made by EXTECH in, or otherwise relieve EXTECH from any liability under, this Agreement.


EXTECH CORPORATION
                                       29

     (b) Conduct of Business. EXTECH will conduct its business only in the ordinary and usual course and make no change in any of its business practices and policies without the prior written consent of the Shareholders except that EXTECH may, without such consent, take such actions with regard to its subsidiary, IAH, Inc. ("IAH"), and/or the International Airport Hotel, including, without limitation, the settlement of the pending lawsuit between the Puerto Rico Ports Authority and IAH (unless the settlement provides for the payment of monetary damages by IAH) and the sale, lease or other disposition of the assets of IAH as it, in its sole discretion, deems necessary or proper. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Closing, EXTECH will not, without the prior written consent of the Shareholders:

          (i) amend its Certificate of Incorporation or By-Laws (except that it may amend it By-Laws to adopt provisions that are contemplated herein to be included as an amendment to EXTECH's Certificate of Incorporation and subject to Stockholder Approval);

          (ii) enter into, adopt or amend any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase, pension, retirement, deferred compensation, employment, severance or other employee benefit Contract, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee, or (except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to EXTECH) increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof;

          (iii) acquire, sell, lease or dispose of any assets outside the ordinary course of business consistent with past practice or any assets which in the aggregate are material to EXTECH;

          (iv) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof;

          (v) take any other action outside the ordinary course of business consistent with past practice; or

          (vi) adopt any resolution, or enter into or amend any Contract, with respect to any of the foregoing.

     (c) Preservation of Business. Except as provided for in Section 5.2(b) hereof, EXTECH will use its best efforts to preserve intact its business organization and keep available the services of its present officers, employees and consultants, maintain good relationships with customers and suppliers and preserve its goodwill.


EXTECH CORPORATION
                                       30

     (d) No Breach.

          (i) EXTECH will (A) use its best efforts to assure that all of its representations and warranties contained herein are true and correct as of the Closing as if repeated at and as of such time, that no Default shall occur with respect to any of its covenants, representations or warranties contained herein that has not been cured by the Closing and that all conditions to the Shareholders' obligation to enter into and complete the Closing are satisfied in a timely manner; (B) not voluntarily take any action or do anything which will cause a Default respecting such covenants, representations or warranties or would impede the satisfaction of such conditions; and (C) promptly notify the Shareholders of any event or fact which represents or is likely to cause such a Default or result in such an impediment.

          (ii) Without limiting the generality of the foregoing, EXTECH agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, taking such actions as reasonably may be required to have the Proxy Statement cleared by the SEC as promptly as practicable after filing.

     (e) Consents; Proxy Statement. Promptly following the execution of this Agreement, EXTECH will use its best efforts to obtain consents of all Bodies and other Persons necessary for the consummation of the transactions contemplated by this Agreement. EXTECH will furnish the Shareholders with a copy of the Proxy Statement for their review and comment at least two (2) days prior to the filing thereof with the SEC.

                                   ARTICLE VI

                              ACQUISITION OF SHARES

6.1 Investment Intent; Qualification as Purchaser.

     (a) Certilman, Haft and each Shareholder represents and warrants that the particular EXTECH Shares and Sterling Foster Shares to be acquired pursuant to the terms hereof are being acquired for his own account, for investment purposes and not with a view to the distribution thereof. Certilman, Haft and each Shareholder each agrees that he will not sell, assign, transfer, encumber or otherwise dispose of any of the particular EXTECH Shares or Sterling Foster Shares unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) EXTECH has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, transfer, encumbrance or disposition does not require registration under the Securities Act.


EXTECH CORPORATION
                                       31

     (b) Certilman, Haft and each Shareholder understands that none of the EXTECH Shares or Sterling Foster Shares are being registered under the Securities Act and must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

     (c) Certilman, Haft and each Shareholder represents and warrants that he and his purchaser representative, if any, have reviewed the SEC Report. Certilman, Haft and each Shareholder represents and warrants further that (i) he is either an "accredited investor," as such term is defined in Rule 501(a) promulgated by the SEC under the Securities Act, or that he, alone or with his purchaser representative, if any, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the acquisition of the particular EXTECH Shares and Sterling Foster Shares contemplated hereby; (ii) he is able to bear the economic risk of an investment in the particular EXTECH Shares and Sterling Foster Shares, including, without limitation, the risk of the loss of part or all of his investment and the inability to sell or transfer the particular EXTECH Shares and Sterling Foster Shares for an indefinite period of time; (iii) he has adequate means of providing for current needs and contingencies and has no need for liquidity in his investment in the particular EXTECH Shares and Sterling Foster Shares; and
(iv) he does not have an overall commitment to investments which are not readily marketable that is excessive in proportion to his net worth and an investment in the particular EXTECH Shares and Sterling Foster Shares will not cause such overall commitment to become excessive. Certilman, Haft and each Shareholder will execute and deliver to EXTECH such documents as EXTECH may reasonably request in order to confirm the accuracy of the foregoing.

6.2 Restrictive Legend. The EXTECH Shares and Sterling Foster Shares to be issued or transferred, as the case may be, to Certilman, Haft and the Shareholders may not be sold, assigned, transferred, encumbered or disposed of unless they are registered under the Securities Act or unless an exemption from such registration is available. Accordingly, the following restrictive legend will be placed on any instrument, certificate or other document evidencing the EXTECH Shares and Sterling Foster Shares:

           "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. These shares have been acquired for investment and not for distribution or resale. They may not be sold, assigned, mortgaged, pledged, hypothecated or otherwise transferred or disposed of without an effective registration statement for such shares under the Securities Act of 1933, as amended or an opinion of counsel for the Company that registration is not required under such Act. The shares represented by this certificate are held subject to the terms and conditions of a certain Agreement, dated May __, 1998, among the Company, Morton L. Certilman, Jay M. Haft, Kevin Lang and Abraham Weinzimer, a copy of which is available at the offices of the Company."


EXTECH CORPORATION
                                       32

6.3 Certain Risk Factors. Certilman, Haft and each of the Shareholders acknowledges that there are significant risks relating to the acquisition of the EXTECH Shares and Sterling Foster Shares including, without limitation, as a result of the matters described in the SEC Report.

                                   ARTICLE VII

                           CONDITIONS PRECEDENT TO THE
                          OBLIGATION OF EXTECH TO CLOSE

     The obligation of EXTECH to consummate the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by EXTECH (except when the fulfillment of such condition is a requirement of law):

7.1 Representations and Warranties. All representations and warranties of the Shareholders contained in this Agreement and in any written statement (including financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects (except to the extent that any such representation and warranty is already qualified as to materiality, in which case such representation and warranty shall be true and correct without further qualification) as at the Closing Date, as if made at the Closing and as of the Closing Date.

7.2 Covenants. Each of the Shareholders shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by him prior to or at the Closing.

7.3  Certificate.  EXTECH shall have received a  certificate,  dated the Closing
Date, signed by each of the Shareholders, as to the satisfaction of the conditions contained in Sections 7.1 and 7.2 hereof.

7.4 Shares; Purchase Price. The Shareholders shall have tendered to EXTECH the Shares and their respective EXTECH Additional Shares Purchase Price in accordance with the provisions of Sections 2.3.2 and 2.4.1 hereof, respectively.

7.5 Sterling Foster Purchases. The Sterling Foster Purchases shall have occurred concurrently with the Closing as contemplated by Section 2.4.2 hereof.

7.6 Stockholder Approval. Stockholder Approval shall have occurred.

7.7 DCAP Financial Statements. EXTECH shall have received such historical audited and unaudited financial statements for the DCAP Entities as are required by the rules and regulations of the SEC to be included by EXTECH in a Current Report on Form 8-K with regard to the transactions contemplated hereby, including, without limitation, with respect to the audited financial statements,

EXTECH CORPORATION
                                       33
an  unqualified   report  thereon  by  certified  public   accountants  who  are
"independent" within the meaning ascribed to such term in Regulation S-X, promulgated by the SEC.

7.8 Employment Agreements. Each of the Shareholders shall have executed and tendered to EXTECH an employment agreement in, or substantially in, the form attached hereto as Exhibit 7.8 (the "Employment Agreement").

7.9 Restrictive Covenant Agreements. Each of the Shareholders shall have executed and tendered to EXTECH a restrictive covenant agreement in, or substantially in, the form attached hereto as Exhibit 7.9 (the "Restrictive Covenant Agreement").

7.10 Fairness Opinion. EXTECH shall have received an opinion from an investment banking firm satisfactory to it to the effect that the transactions contemplated hereby are fair, from a financial viewpoint, to the stockholders of EXTECH.

7.11 Cold Comfort Letter. EXTECH shall have received a "cold comfort" letter from Deutsch Marin & Company, dated the Closing Date, in form and substance reasonably satisfactory to EXTECH (the "Cold Comfort Letter").

7.12 Closing Notes; Closing Pledge Agreements. The Shareholders shall have executed and tendered to EXTECH the Closing Notes and the Closing Pledge Agreements.

7.13 Opinions of Counsel. EXTECH shall have received an opinion of counsel, dated the Closing Date, from (a) Ruskin Moscou, Evans & Faltischek, P.C., counsel to the Shareholders and the DCAP Entities, with respect to the representations and warranties set forth in Sections 3.1, 3.4 and 3.21 hereof and (b) Harold L. Kestenbaum, P.C. in, or substantially in, the form attached hereto as Exhibit 7.13 (collectively, the "DCAP Opinions").

7.14 Buy Out Agreement. Each of the Shareholders shall have executed and tendered to EXTECH a death buy out agreement in, or substantially in, the form attached hereto as Exhibit 7.14 (the "Buy Out Agreement").

7.15 Size of Boards; Election as Members. The size of the Board of Directors of each of the Affiliated Companies shall have been fixed at four (4) and Certilman and Haft shall have been elected as members thereof.

7.16 No Actions. No Action shall have been instituted and be continuing before a court or before or by Body, or shall have been threatened and be unresolved, to restrain or prevent, or obtain any material amount of damages in respect of, the carrying out of the transactions contemplated hereby, or which might materially affect the right of EXTECH to own the Shares after the Closing Date, or which might have a materially adverse effect thereon.


EXTECH CORPORATION
                                       34

7.17 Consents; Licenses and Permits. The Shareholders and EXTECH shall have obtained all consents, licenses and other Permits of Bodies and other Persons necessary for the performance by each of them of all of their respective obligations under this Agreement, including, without limitation, the transfer of the Shares as contemplated hereby, and such other agreements, consents and waivers, if any, including, without limitation, the Required Waivers, to prevent the occurrence of a Default under any Contract to which any DCAP Entity or either Shareholder is a party or is otherwise bound or to otherwise confirm the representations set forth in Section 3.21 hereof without qualification.

7.18 Sections 4(2) and 4(1) Compliance. Each of the Shareholders shall have delivered to EXTECH evidence reasonably satisfactory to EXTECH that his representations set forth in Article VI hereof are true and correct.

7.19 Actions. All actions necessary to authorize the execution, delivery and performance of this Agreement by the Shareholders and the consummation of the transactions contemplated hereby shall have been duly and validly taken and the Shareholders shall have full power and right to consummate the transactions contemplated by this Agreement.

7.20 Additional Documents. The Shareholders shall have delivered all such certified resolutions, certificates and documents with respect to the DCAP Entities and the transactions contemplated hereby as EXTECH or its counsel may have reasonably requested.

     Notwithstanding the provisions of Sections 7.4, 7.16 and 7.17 hereof, in the event of the institution of an Action with respect to one or more of the DCAP Entities and/or the failure to obtain any consent, license or other Permit of any Body or other Person with respect to one or more of the DCAP Entities, then, subject to the other conditions hereof, EXTECH shall be obligated to consummate the transactions contemplated hereby if the Shareholders notify it that they are willing to exclude the affected DCAP Entity or DCAP Entities from the purchase and sale contemplated hereby. In such event, the number of EXTECH Acquisition Shares shall not be reduced; however, at the Closing, the Shareholders and EXTECH shall enter into an agreement with respect to the excluded DCAP Entity or DCAP Entities containing substantially the terms provided for in Schedule 8 attached hereto.

                                  ARTICLE VIII

                    CONDITIONS PRECEDENT TO THE OBLIGATION OF
                            THE SHAREHOLDERS TO CLOSE

     The obligation of the Shareholders to consummate the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by the Shareholders (except when the fulfillment of such condition is a requirement of law):


EXTECH CORPORATION
                                       35

8.1 Representations and Warranties. All representations and warranties of EXTECH contained in this Agreement and in any written statement (including financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects (except to the extent that any such representation and warranty is already qualified as to materiality, in which case such representation and warranty shall be true and correct without further qualification) as at the Closing Date, as if made at the Closing and as of the Closing Date.

8.2 Covenants. EXTECH shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

8.3 Certificate. The Shareholders shall have received a certificate, dated the Closing Date, signed by the Chairman of the Board or President of EXTECH, as to the satisfaction of the conditions contained in Sections 8.1 and 8.2 hereof.

8.4 EXTECH Shares. EXTECH shall have tendered to the Shareholders certificates evidencing the respective EXTECH Acquisition Shares and EXTECH Additional Shares in accordance with the provisions of Section 2.3.2 and 2.4.1 hereof, respectively.

8.5 Sterling Foster Purchases. The Sterling Foster Purchases shall have occurred concurrently with the Closing as contemplated by Section 2.4.2 hereof.

8.6 Stockholder Approval. Stockholder Approval shall have occurred with regard to the matters set forth as (i), (ii)(a) and (iii) under the definition thereof.

8.7 Employment Agreements; Stock Option Agreements. EXTECH shall have executed and tendered to the Shareholders the Employment Agreements and stock option agreements in, or substantially in, the forms attached hereto as Exhibits 7.8 and 8.7 (the "Stock Option Agreements"), respectively.

8.8 Certilman and Haft Purchases. Certilman and Haft shall have acquired their respective EXTECH Additional Shares in accordance with the provisions of Section
2.4.1 hereof.

8.9 Closing Loans. EXTECH shall have tendered to the Shareholders the Closing Loans in accordance with the provisions of Section 2.5.2 hereof.

8.10 Size of Board and Committees; Election as Directors and Members. The size of the Board of Directors of EXTECH and any Audit and Finance Committees thereof shall have been fixed at four (4) and the Shareholders shall have been elected as members thereof.


EXTECH CORPORATION
                                       36

8.11 Tax Opinion. The Shareholders shall have received an opinion of tax counsel or other tax advisor to the effect that the receipt of the EXTECH Acquisition Shares is not a taxable event to the Shareholders by reason of the provisions of
Section 351 of the Code.

8.12 Opinion of Counsel. The Shareholders shall have received an opinion of counsel, dated the Closing Date, from Certilman Balin Adler & Hyman, LLP with respect to the representations and warranties set forth in Sections 4.1, 4.4 and
4.6 hereof (the "EXTECH Opinion").

8.13 Buy Out Agreement. EXTECH shall have executed and tendered to the Shareholders the Buy Out Agreement in, or substantially in, the form attached hereto as Exhibit 7.14.

8.14 No Actions. No Action shall have been instituted and be continuing before a court or before or by a Body, or shall have been threatened and be unresolved, to restrain or prevent, or obtain any material amount of damages in respect of, the carrying out of the transactions contemplated hereby, or which might materially affect the right of the Shareholders to own their EXTECH Shares after the Closing Date, or which might have a materially adverse effect thereon.

8.15 Consents; Licenses and Permits. The Shareholders and EXTECH shall have obtained all consents, licenses and other Permits of Bodies and other Persons necessary for the performance by them of all of their respective obligations under this Agreement, including, without limitation, the issuance of the respective EXTECH Shares to the Shareholders as contemplated hereby, and such other consents, if any, to prevent the occurrence of a Default under any Contract to which EXTECH is a party or is otherwise bound.

8.16 Corporate Actions. All actions necessary to authorize the execution, delivery and performance of this Agreement by EXTECH and the consummation of the transactions contemplated hereby shall have been duly and validly taken and EXTECH shall have full power and right to consummate the transactions contemplated by this Agreement.

8.17 Additional Documents. EXTECH shall have delivered all such certified resolutions, certificates and documents with respect to EXTECH and the transactions contemplated hereby as the Shareholders or their counsel may have reasonably requested.

     Notwithstanding the provisions of Sections 8.14 and 8.15 hereof, in the event of the institution of an Action with respect to one or more of the DCAP Entities and/or the failure to obtain any consent, license or other Permit of any Body or other Person with respect to one or more of the DCAP Entities, then, subject to the other conditions hereof, the Shareholders shall be obligated to consummate the transactions contemplated hereby if EXTECH notifies them that it is willing to exclude the affected DCAP Entity or DCAP Entities from the purchase and sale contemplated hereby. In such event, the number of EXTECH Acquisition Shares shall not be reduced; however, at the Closing, the Shareholders and EXTECH shall enter into an agreement with respect to the excluded DCAP Entity or DCAP Entities containing substantially the terms provided for in Schedule 8 attached hereto.

EXTECH CORPORATION
                                                        37

                                   ARTICLE IX

                           CONDITIONS PRECEDENT TO THE
                   OBLIGATIONS OF CERTILMAN AND HAFT TO CLOSE

     The obligation of Certilman and Haft to consummate the transactions contemplated hereby is subject to the fulfillment, prior to at the Closing, of each of the following conditions, any one or more of which may be waived by Certilman and Haft (except when the fulfillment of such condition is a requirement of law):

9.1 Shares/EXTECH Acquisition Shares. EXTECH shall have acquired the Shares in consideration for the issuance of the EXTECH Acquisition Shares in accordance with the provisions of Sections 2.1 and 2.2 hereof.

9.2 Sterling Foster Purchases. The Sterling Foster Purchases shall have occurred concurrently with the Closing as contemplated by Section 2.4.2 hereof.

9.3 Stockholder Approval. Stockholder Approval shall have occurred.

9.4 EXTECH Additional Shares. EXTECH shall have tendered to Certilman and Haft certificates evidencing their respective EXTECH Additional Shares in accordance with the provisions of Section 2.4.1 hereof.

9.5 Shareholder Purchases. The Shareholders shall have acquired their respective EXTECH Additional Shares in accordance with the provisions of Section 2.4.1 hereof.

9.6 Employment Agreements; Stock Option Agreements. EXTECH shall have executed and tendered to Certilman and Haft Employment Agreements and Stock Option Agreements in, or substantially in, the forms attached hereto as Exhibits 7.8 and 8.7, respectively.

9.7 No Actions. No Action shall have been instituted and be continuing before a court or before or by a Body, or shall have been threatened and be unresolved, to restrain or prevent, or obtain any material amount of damages in respect of, the carrying out of the transactions contemplated hereby or which might materially affect the right of Certilman and Haft to own their respective EXTECH Additional Shares after the Closing Date, or which might have a materially adverse effect thereon.

9.8 Corporate Actions. All actions necessary to authorize the execution, delivery and performance of this Agreement by EXTECH and the consummation of the transactions contemplated hereby shall have been duly and validly taken and EXTECH shall have full power and right to consummate the transactions contemplated by this Agreement.


EXTECH CORPORATION
                                       38

9.9 Additional Documents. EXTECH shall have delivered all such certified resolutions, certificates and documents with respect to EXTECH and the transactions contemplated hereby as Certilman and Haft or their counsel may have reasonably requested.

                                    ARTICLE X

                                     CLOSING

10.1 Time and Location. The closing (the "Closing") provided for herein shall take place at the offices of Certilman Balin Adler & Hyman, LLP, 90 Merrick Avenue, East Meadow, New York 11554 at 10:00 A.M. on the business day following Stockholder Approval or, if, as of such date, any party shall not be obligated to close and shall not have waived such closing condition(s), subject to the provisions of Article XIII hereof, on the business day after such later date as such party or parties shall be obligated to close or shall have waived such closing condition(s), or at such time and place as may be mutually agreed to by the parties. Such date is referred to in this Agreement as the "Closing Date."

10.2 Items to be Delivered by the Shareholders. At the Closing, the Shareholders will deliver or cause to be delivered to EXTECH:

     (a) the certificate required by Section 7.3 hereof;

     (b) certificates representing the Shares, duly endorsed or accompanied by stock powers duly executed, together with evidence satisfactory to EXTECH of the Shareholders' payment of all transfer taxes with respect thereto;

     (c) the EXTECH Additional Shares Purchase Price for their EXTECH Additional Shares;

     (d) their respective Employment Agreements and Stock Option Agreements;

     (e) their respective Restrictive Covenant Agreements;

     (f) the Cold Comfort Letter;

     (g) their respective Closing Notes;

     (h) their respective Closing Pledge Agreements;

     (i) the DCAP Opinions; and

     (j) such other certified resolutions, documents and certificates as are required to be delivered by the Shareholders pursuant to the provisions of this


EXTECH CORPORATION
                                       39

Agreement or which otherwise confirm that all of the conditions precedent to the obligation of EXTECH and/or Certilman and Haft to close have been satisfied.

10.3 Items to be Delivered by EXTECH. At the Closing, EXTECH will deliver or cause to be delivered to the Shareholders or Certilman and Haft (and/or their designee(s)), as the case may be:

     (a) the certificate required by Section 8.3 hereof;

     (b) certificates representing the EXTECH Shares;

     (c) the Employment Agreements and Stock Option Agreements for Certilman, Haft and the Shareholders;

     (d) the Closing Loans;

     (e) the Closing Pledge Agreements;

     (f) the EXTECH Opinion; and

     (g) such other certified resolutions, documents and certificates as are required to be delivered by EXTECH pursuant to the provisions of this Agreement or otherwise confirm that all of the conditions precedent to the obligation of the Shareholders and/or Certilman and Haft to close have been satisfied.

10.4 Items to be Delivered by Certilman and Haft. At the Closing, Certilman and Haft will deliver or cause to be delivered to EXTECH or the Shareholders, as the case may be:

     (a) the EXTECH Additional Shares Purchase Price for their EXTECH Additional Shares; and

     (b) their respective Employment Agreements and Stock Option Agreements.

                                   ARTICLE XI

                              POST-CLOSING MATTERS

11.1 Further Assurances. On and after the Closing Date, the parties shall take all such further actions and execute and deliver all such further instruments and documents as may be necessary or appropriate to carry out the transactions contemplated by this Agreement.

11.2 Agreement as to Voting. Each of Certilman, Haft and the Shareholders agree that, during the eight (8) year period following the Closing, (i) he will vote his respective shares of stock of EXTECH in favor of the others as a director of EXTECH provided that the particular person in whose favor the vote would be


EXTECH CORPORATION
                                       40
remains in the employ of EXTECH, (ii) in the event Certilman or Haft dies or otherwise ceases to serve as a director of EXTECH, the Shareholders will vote their respective shares of stock of EXTECH in favor of the designee of the survivor of Certilman or Haft (or, in the case of a reason other than death, the one remaining as a director), (iii) in the event Lang or Weinzimer dies or otherwise ceases to serve as a director of EXTECH, Certilman and Haft will vote their respective shares of stock of EXTECH in favor of the designee of the survivor of Lang or Weinzimer (or, in the case of a reason other than death, the one remaining as a director) and (iv) he will not vote his shares to (a) increase the size of the Board of Directors of EXTECH or (b) amend the Certificate of Incorporation or By-Laws of EXTECH, in each case without the written approval of the others. In the event of the death or other cessation of directorship of Certilman, Haft or either Shareholder during such period, unless the Board vacancy is otherwise filled as provided for above, EXTECH will promptly call a special meeting of stockholders to fill such vacancy.

11.3 Sales of EXTECH Shares. From time to time after the Closing and during any time as any promissory note issued pursuant to either Shareholder's Employment Agreement is outstanding, the particular Shareholder shall sell, as soon as possible, the maximum number of shares of Common Stock of EXTECH that may be permitted to be sold pursuant to any registration statement filed by EXTECH on their behalf and/or pursuant to Rule 144, promulgated under the Securities Act, and to use the proceeds thereof to satisfy in full his obligations thereunder. Until the foregoing notes, the Additional Shares Notes and the Closing Loan Notes have been satisfied in full, neither Shareholder shall sell or otherwise dispose of any of his EXTECH Shares for less than Fair Market Value without the prior written consent of EXTECH (which consent shall require the approval of the Board of Directors of EXTECH) .

                                   ARTICLE XII

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

12.1 Survival. The parties agree that their respective representations and warranties contained in this Agreement shall survive the Closing for a period of two (2) years, except that the representations and warranties set forth in Sections 3.1 (with respect to the valid existence and good standing of the DCAP Entities), 3.2, 4.1 (with respect to the valid existence and good standing of EXTECH) and 4.2 shall be of an indefinite duration and the representations and warranties set forth in Sections 3.9 and 4.9 shall survive until the expiration of the applicable statute of limitations period.

12.2 Indemnification.

     12.2.1 General Indemnification Obligation of the Shareholders. From and after the Closing, the Shareholders, jointly and severally, will reimburse, indemnify and hold harmless EXTECH or any DCAP Entity, as the case may be (in each case, an "Indemnified EXTECH Party"), against and in respect of:


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          (a) any and all damages, losses, deficiencies,  liabilities, costs and expenses incurred or suffered by any Indemnified EXTECH Party that result from, relate to or arise out of:

               (i) any misrepresentation, breach of warranty or nonfulfillment of any agreement or covenant on the part of either Shareholder under this Agreement, or from any misrepresentation in or omission from any certificate, schedule, statement, document or instrument furnished to EXTECH pursuant hereto or in connection with the negotiation, execution or performance of this Agreement; and

               (ii) any untrue statement or omission of a material fact in the Proxy Statement which was based upon information furnished by either Shareholder individually or on behalf of any DCAP Entity.

          (b) any and all Actions, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees) incident to any of the foregoing or to the enforcement of this Section 12.2.1.

     12.2.2 General Indemnification Obligation of EXTECH. From and after the Closing, EXTECH will reimburse, indemnify and hold harmless the Shareholders against and in respect of:

          (a) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by the Shareholders that result from, relate to or arise out of:

               (i) any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part of EXTECH under this Agreement, or from any misrepresentation in or omission from any certificate, schedule, statement, document or instrument furnished to the Shareholders pursuant hereto or in connection with the negotiation, execution or performance of this Agreement; and

               (ii) any untrue statement or omission of a material fact in the Proxy Statement except to the extent based upon information furnished by either Shareholder individually or on behalf of any DCAP Entity.

          (b) any and all Actions, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees) incident to any of the foregoing or to the enforcement of this Section 12.2.2.

     12.2.3 Method of Asserting Claims, Etc.

          (a) In the event that any claim or demand for which either Shareholder would be liable to an Indemnified EXTECH Party hereunder is asserted against or sought to be collected from an Indemnified EXTECH Party by a third party, EXTECH shall notify the Shareholders of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated

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     amount  thereof to the extent then feasible  (which  estimate  shall not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). The Shareholders shall thereupon, at their sole cost and expense, defend the Indemnified EXTECH Party against such claim or demand with counsel reasonably satisfactory to EXTECH.

          (b) The Shareholders shall not, without the prior written consent of the Indemnified EXTECH Party, consent to the entry of any judgment against the Indemnified EXTECH Party or enter into any settlement or compromise which does not include, as an unconditional term thereof (i.e., there being no requirement that the Indemnified EXTECH Party pay any amount of money or give any other consideration), the giving by the claimant or plaintiff to the Indemnified EXTECH Party of a release, in form and substance satisfactory to the Indemnified EXTECH Party, as the case may be, from all liability in respect of such claim or litigation. If any Indemnified EXTECH Party desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense. If, in the reasonable opinion of the Indemnified EXTECH Party, any such claim or demand or the litigation or resolution of any such claim or demand involves an issue or matter which could have a materially adverse effect on the business, operations, assets, properties or prospects of the Indemnified EXTECH Party or its affiliates, then the Indemnified EXTECH Party shall have the right to control the defense or settlement of any such claim or demand and its costs and expenses shall be included as part of the indemnification obligation of the Shareholders hereunder; provided, however, that the Indemnified EXTECH Party shall not settle any such claim or demand without the prior written consent of the Shareholders, which consent shall not be unreasonably withheld or delayed. If the Indemnified EXTECH Party should elect to exercise such right, the Shareholders shall have the right to participate in, but not control, the defense or settlement of such claim or demand at their sole cost and expense.

          (c) Notwithstanding anything hereinabove to the contrary, the Indemnified EXTECH Party shall have the right to employ separate counsel (including local counsel), and the Shareholders shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if
     (i) the use of counsel chosen by the Shareholders to represent the Indemnified EXTECH Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified EXTECH Party and the Shareholders and the Indemnified EXTECH Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Shareholders, (iii) the Shareholders shall not have employed counsel reasonably satisfactory to the Indemnified EXTECH Party to represent the Indemnified EXTECH Party within a reasonable time after notice of the institution of such action or (iv) the Shareholders shall authorize the Indemnified EXTECH Party to employ separate counsel at the expense of the Shareholders.

          (d) In the event EXTECH should have a claim against the Shareholders hereunder that does not involve a claim or demand being asserted against or sought to be collected from it by a third party, EXTECH shall send a Claim Notice with respect to such claim to the Shareholders. If the Shareholders dispute their liability with respect to such claim or demand, such dispute shall be resolved in accordance with Section 12.3 hereof; if the Shareholders do not notify EXTECH,

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     within twenty (20) days from receipt of the Claim Notice, that they dispute such claim, the amount of such claim shall be conclusively deemed a liability of the Shareholders hereunder.

          (e) All claims for indemnification by the Shareholders under this Agreement shall be asserted and resolved under the procedures set forth hereinabove by substituting in the appropriate place "the Shareholders" for "the Indemnified EXTECH Party" or "EXTECH", as the case may be, and "EXTECH" for "the Shareholders".

     12.2.4 Limitations.

          (a) Notwithstanding anything herein to the contrary, as to matters which are subject to indemnification pursuant to this Section 12.2, neither the Shareholders, on the one hand, nor EXTECH, on the other hand, shall be liable unless and until the aggregate claims, liabilities, losses, costs and expenses to the Indemnified EXTECH Parties or the Shareholders, as the case may be, resulting from such otherwise indemnifiable matters shall exceed a cumulative aggregate of Twenty- Five Thousand Dollars ($25,000) (the "Indemnification Threshold") and then shall only be liable for the excess above the Indemnification Threshold. For purposes of this section only, in determining whether there was any failure to disclose, breach or failure of observance or performance or any untruth or incorrect statement with regard to any representation, warranty, covenant, agreement or commitment, the terms "material" and "materially," as used in such representations, warranties, covenants, agreements and commitments, shall be deemed deleted therefrom.

          (b) The total indemnification to which the Indemnified EXTECH Parties shall be entitled under this Section 12.2 (exclusive of legal fees and expenses) shall be limited to an amount not to exceed Nine Hundred Fifty Thousand Dollars ($950,000).

          (c) At the option of EXTECH, any indemnification obligation of EXTECH under this Agreement may be satisfied in whole or in part through the issuance of additional shares of EXTECH Common Stock to the Shareholders having an aggregate Fair Market Value equal to such indemnification amount.

          (d) At the option of the Shareholders, any indemnification obligation of the Shareholders under this Agreement may be satisfied in whole or in part through the redelivery to EXTECH of any of the EXTECH Shares or the delivery to EXTECH of any other shares of Common Stock of EXTECH (including, without limitation, the Sterling Foster Shares), in each case having an aggregate Fair Market Value equal to such indemnification amount.

12.3 Arbitration.

     (a) All disputes under this Article XII shall be settled by binding arbitration pursuant to the rules of the American Arbitration Association. Arbitration may be commenced at any time by any party hereto giving written notice to each other party to a dispute of its demand for arbitration, which demand shall set forth the name and address of its arbitrator. Within twenty


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(20) days of such  notice,  the other party shall select its  arbitrator  and so notify the demanding party. Within twenty (20) days thereafter, the two arbitrators so selected shall select the third arbitrator. In default of either side naming its arbitrator as aforesaid or in default of the selection of the third arbitrator as aforesaid, the American Arbitration Association shall designate such arbitrator upon the application of either party. The arbitration proceeding shall take place at a mutually agreeable location in Nassau County or such other location as agreed to by the parties. The dispute shall be heard by the arbitrators within thirty (30) days after selection of the third arbitrator. The decision of the arbitrators shall be rendered within thirty (30) days after the hearing. Each party shall pay its own expenses of arbitration and the expenses of the arbitrators shall be equally shared; provided, however, that if, in the opinion of the majority of the arbitrators, any claim for indemnification or any defense or objection thereto was unreasonable, the arbitrators may assess, as part of their award, all or any part of the arbitration expenses of the other party (including reasonable attorneys' fees) and of the arbitrators and the arbitration proceeding against the party raising such unreasonable claim, defense or objection.

     (b) To the extent that arbitration may not be legally permitted hereunder and the parties to any dispute hereunder may not at the time of such dispute mutually agree to submit such dispute to arbitration, any party may commence a civil Action in a court of appropriate jurisdiction to resolve disputes hereunder.

     (c) The decision of a majority of the arbitrators shall be final, binding and conclusive, shall be specifically enforceable, and judgment may be entered upon it in accordance with applicable law in the appropriate court in the State of New York with no right of appeal therefrom.

12.4 Other Rights and Remedies Not Affected. The indemnification rights of the parties under this Article XII are independent of and in addition to such rights and remedies as the parties may have at law or in equity or otherwise for any misrepresentation, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any party hereto, including without limitation the right to seek specific performance, rescission or restitution, none of which rights or remedies shall be affected or diminished hereby.

                                  ARTICLE XIII

                             TERMINATION AND WAIVER

13.1 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the transactions provided for herein abandoned at any time prior to the Closing:

     (a) By mutual consent of the Board of Directors of EXTECH and the Shareholders;


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     (b) By EXTECH if any of the  conditions  set forth in  Article  VII  hereof shall not have been fulfilled on or prior to the four month anniversary of the date hereof, or shall have become incapable of fulfillment, in each case except as such shall have been the result, directly or indirectly, of any action or inaction by EXTECH, and shall not have been waived; or

     (c) By the Shareholders, if any of the conditions set forth in Article VIII hereof shall not have been fulfilled on or prior to the four month anniversary of the date hereof, or shall have become incapable of fulfillment, in each case except as such shall have been the result, directly or indirectly, of any action or inaction by either Shareholder, and shall not have been waived.

     If this Agreement is terminated as described above, this Agreement shall be of no further force and effect, without any liability or obligation on the part of any of the parties except for any liability which may arise pursuant to
Section 15.2 hereof or as a result of a party's willful failure to consummate the transactions contemplated hereby or for any breach of any representation, warranty or covenant.

13.2 Waiver. Any condition to the performance of the parties which legally may be waived on or prior to the Closing Date may be waived at any time by the party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant party or parties. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term, covenant, representation or warranty contained in this Agreement as a condition to such party's obligations hereunder shall release or affect any Liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.

                                   ARTICLE XIV

                                  DEFINED TERMS

14.1 Defined Terms. As used herein, the terms below shall have the following meanings. Any of such terms, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

     "Action" shall mean any action, claim, suit, demand, litigation, governmental or other proceeding, labor dispute, arbitral action, governmental audit, inquiry, investigation, criminal prosecution, investigation or unfair labor practice charge or complaint.

     "Acquisition  Purchase  Price"  shall have the  meaning  ascribed  to it in
Section 2.3.1 hereof.

     "ADA" shall mean the Americans with Disabilities Act of 1990.

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




     "Additional Shares Notes" shall have the meaning ascribed to it in Section 2.4.1(b) hereof.

     "Additional Shares Pledge Agreement" shall have the meaning ascribed to it in Section 2.4.1(b) hereof.

     "Auto Club" shall have the meaning ascribed to it in the Recitals hereof.

     "Body" shall mean a federal, state, local, and foreign governmental or other regulatory body.

     "Books and Records" shall mean all books, ledgers, files, reports, plans, drawings, records and lists, including, without limitation, all computer programs and other software, of every kind relating to an entity's business, operations, assets, liabilities, personnel, customers and suppliers.

     "Buy Out Agreement" shall have the meaning ascribed to it in Section 7.14 hereof.

     "Claim Notice" shall have the meaning ascribed to it in Section 12.2.3(a) hereof.

     "Closing" shall have the meaning ascribed to it in Section 10.1 hereof.

     "Closing  Date"  shall have the  meaning  ascribed  to it in  Section  10.1 hereof.

     "Closing Loans" shall have the meaning ascribed to it in Section 2.5.2 hereof.

     "Closing Loan Notes" shall have the meaning ascribed to it in Section 2.5.2 hereof.

     "Closing Notes" shall have the meaning ascribed to it in Section 2.4.1(b) hereof.

     "Closing  Pledge  Agreements"  shall  have the  meaning  ascribed  to it in
Section 2.5.2 hereof.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Cold Comfort Letter" shall have the meaning ascribed to it in Section 7.11 hereof.

     "Contract" shall mean any agreement, contract, note, lease, evidence of indebtedness, purchase order, letter of credit, indenture, security or pledge agreement, franchise agreement, undertaking, covenant not to compete, employment agreement, license, instrument, obligation, commitment, course of dealing or practice, understanding or arrangement, whether written or oral, to which a particular Person is a party or is otherwise bound.


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



     "Copyrights" shall mean registered copyrights, copyright applications and unregistered copyrights.

     "DCAP Balance Sheet" shall mean the combined balance sheet of the DCAP Entities as of the DCAP Balance Sheet Date which is included as part of the DCAP Financial Statements.

     "DCAP Balance Sheet Date" shall mean December 31, 1997.

     "DCAP Business" shall have the meaning set forth in the preamble hereof.

     "DCAP Financial Statements" shall mean the combined financial statements of the DCAP Entities and separate financial statements of each DCAP Entity, in each case as of the Balance Sheet Date and for the year ended December 31, 1997, attached hereto as Schedule 3.5.

     "DCAP  Opinions"  shall have the  meaning  ascribed  to it in Section  7.13 hereof.

     "Default" shall mean any breach, default and/or other violation, and/or the occurrence of any event that with or without the passage of time or the giving of notice or both would constitute a breach, default or other violation, under, or give any Person the right to accelerate, terminate or renegotiate, any Contract.

     "Derivative  Securities"  shall have the meaning  ascribed to it in Section
3.2 hereof.

     "Employment Agreement" shall have the meaning ascribed to it in Section 7.8 hereof.

     "ERISA" shall have the meaning ascribed to it in Section 3.20(a) hereof.

     "ERISA Notice" shall have the meaning ascribed to it in Section 3.20(i) hereof.

     "EXTECH  Acquisition  Shares"  shall  have the  meaning  ascribed  to it in
Section 2.3.1 hereof.

     "EXTECH Management Additional Shares" shall have the meaning ascribed to it in Section 2.4.1 hereof.

     "EXTECH Additional Shares Purchase Price" shall have the meaning ascribed to it in Section 2.4.1 hereof.

     "EXTECH Balance Sheet" shall mean the consolidated balance sheet of EXTECH as of the EXTECH Balance Sheet Date which is included as part of the SEC Report.


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



     "EXTECH Balance Sheet Date" shall mean September 30, 1997.

     "EXTECH Opinion" shall have the meaning ascribed to it in Section 8.12 hereof.

     "EXTECH Shares" shall have the meaning ascribed to it in Section 2.4.1 hereof.

     "Facilities" shall have the meaning ascribed to it in Section 3.27 hereof.

     "Fair Market Value," when used with regard to EXTECH Common Stock, shall mean Twenty-Five Cents ($.25) per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and like recapitalizations.

     "IAH" shall have the meaning ascribed to it in Section 5.2 hereof.

     "Indemnified EXTECH Party" shall have the meaning ascribed to it in Section
12.2.1 hereof.

     "Information" shall have the meaning ascribed to it in Section 15.2 hereof.

     "Initial Pledge Agreement" shall have the meaning ascribed to it in Section
2.5.1 hereof.

     "Insurance Brokerage" shall have the meaning ascribed to it in the Recitals hereof.

     "Liability" shall mean any direct or indirect liability, obligation, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any Person of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise.

     "Lien" shall mean any claim, lien, pledge, option, charge, restriction, easement, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

     "Listed Agreements" shall mean those Contracts described on Schedule 3.14.

     "Material Adverse Effect" shall mean any material adverse effect on the business, properties, operations, assets, liabilities, condition (financial or otherwise), or prospects of EXTECH, on the one hand, or the DCAP Entities, taken as a whole, on the other hand.

     "Materials of Environmental Concern" shall mean pollutants, contaminants, hazardous or noxious or toxic materials or wastes.

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




     "950,000  Additional  Shares"  shall  have the  meaning  ascribed  to it in
Section 2.4.1(b) hereof.

     "$114,000 Loan" shall have the meaning ascribed to it in Section 2.5.3(a) hereof.

     "$114,000 Note" shall have the meaning ascribed to it in Section 2.5.3(a) hereof.

     "Other Pension Plans" shall have the meaning ascribed to it in Section 3.20(c) hereof.

     "Patents" shall mean all patents, patent applications, registered designs and registered design applications.

     "Pension Plans" shall have the meaning ascribed to it in Section 3.20(b) hereof.

     "Pension  and  Welfare  Plans"  shall have the  meaning  ascribed  to it in
Section 3.20(h) hereof.

     "Permits"  shall  mean  all  licenses,  permits,   franchises,   approvals,
authorizations, consents or orders of, or filings with, any and all Bodies.

     "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a limited liability partnership, a trust, an unincorporated organization and a government or other department or agency thereof.

     "Potential Offer" shall have the meaning ascribed to it in Section 5.1 hereof.

     "Potential  Transaction"  shall have the meaning  ascribed to it in Section
5.1 hereof.

     "Premium Finance" shall have the meaning ascribed to it in the Recitals hereof.

     "Proprietary Rights" shall mean Copyrights, Patents, Trademarks, other technology rights and licenses, computer software (including, without limitation, any source or object codes thereof or documentation relating thereto), trade secrets, franchises, inventions, designs, specifications, plans, drawings, data bases, know-how, domain names, world wide web addresses and other intellectual property rights used or under development.

     "Proxy Statement" shall mean the proxy statement prepared by EXTECH in connection with its seeking to obtain Stockholder Approval.

     "Restrictive  Covenant  Agreement" shall have the meaning ascribed to it in
Section 7.9 hereof.


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



     "Required Waivers" shall have the meaning ascribed to it in Section 3.21(b) hereof.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "SEC Report" shall have the meaning ascribed to it in Section 4.5 hereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Sterling Foster" shall have the meaning ascribed to it in Section 2.4.2 hereof.

     "Sterling Foster Purchase" shall have the meaning ascribed to it in Section
2.4.2 hereof.

     "Sterling  Foster Shares" shall have the meaning  ascribed to it in Section
2.4.2 hereof.

     "Stockholder Approval" shall mean approval by the stockholders of EXTECH of
(i) this Agreement and the transactions contemplated hereby, if required by applicable law or otherwise sought by EXTECH; (ii) an amendment to the Certificate of Incorporation of EXTECH pursuant to which (a) the number of authorized shares of Common Stock of EXTECH is increased to at least 20,000,000,
(b) in the event the number of directors in office is less than four (4), then, any action taken by the Board of Directors shall require the approval of all of the directors then in office, and (c) no action required or permitted to be taken at any annual or special meeting of stockholders of EXTECH may be taken without a meeting, except upon the written consent of the holders of one hundred percent (100%) of the shares of capital stock of the Company entitled to vote on such action, unless such action has been authorized by the Board of Directors, in which event such action may be taken by the written consent of the holders of not less than a majority of the shares of capital stock entitled to vote on such action; and (iii) an amendment to EXTECH's Amended and Restated 1990 Stock Option Plan pursuant to which the number of shares of Common Stock authorized to be issued thereunder is increased to at least 500,000 or the adoption of a new stock option plan by EXTECH that provides for, among other things, the authorization of at least 500,000 shares of Common Stock to be issued thereunder.

     "$311,000 Loan" shall have the meaning ascribed to it in Section 2.5.1 hereof.

     "$311,000 Note" shall have the meaning ascribed to it in 2.5.1 hereof.

     "$325,000 Loan" shall have the meaning ascribed to it in Section 2.5.3 hereof.

     "$325,000 Note" shall have the meaning ascribed to it in Section 2.5.3 hereof.

     "Tax Preparation" shall have the meaning ascribed to it in the Recitals hereof.


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



     "Tax Services" shall mean DCAP Income Tax Services LLC.

     "Trademarks" shall mean registered trademarks, registered service marks, trademark and service mark applications and unregistered trademarks and service marks.

     "Voting Trust  Agreement"  shall have the meaning ascribed to it in Section
2.4.2 hereof.

     "Welfare Plans" shall have the meaning ascribed to it in Section 3.20(h) hereof.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

15.1 Expenses. Each of the parties shall bear its or his own expenses in connection herewith.

15.2 Confidential Information. All information that a disclosing party furnishes in connection with the transactions contemplated hereby (the "Information") will be kept confidential, will be used solely in connection with the contemplated transactions and will not, without prior written consent of the disclosing party, be used or disclosed, directly or indirectly, in any manner whatsoever, in whole or in part.

     Notwithstanding anything hereinabove to the contrary, the obligations imposed upon the parties herein shall not apply to Information:

     (a) which is publicly available prior to the date hereof; or

     (b) which hereafter becomes available to the public through no wrongful act of the receiving party; or

     (c) which was in the possession of the receiving party prior to the commencement of negotiations between the parties with regard to the transactions contemplated hereby and not subject to an existing agreement of confidence between the parties; or

     (d) which is received from a third party without restriction, not in violation of an agreement of confidence and without breach of this Agreement;

     (e) which is independently developed by the receiving party; or

     (f) which is disclosed pursuant to a requirement or request of a government agency, arbitrator or court.


EXTECH CORPORATION
                                       52

     Upon the request of a disclosing party, which may be made at any time following any termination of this Agreement in accordance with the terms hereof, the receiving party will redeliver to the disclosing party any and all written Information furnished to the receiving party and will not retain any copies thereof.

15.3 Equitable Relief. The parties agree that the remedy at law for any breach or threatened breach of the provisions of Section 15.2 will be inadequate and the aggrieved party shall be entitled to injunctive relief to compel the breaching party to perform or refrain from action required or prohibited thereunder.

15.4 Publicity. Neither EXTECH, or the one hand, nor the Shareholders, directly or through any DCAP Entity on the other hand, will issue any report, statement, release or other public announcement pertaining to the matters contemplated by this Agreement without the prior written consent of the other. Notwithstanding the foregoing, EXTECH is permitted to make any disclosures or public announcements of the transactions contemplated hereby and/or the terms thereof without the prior written consent and approval of the Shareholders if it shall determine that such disclosure is required in order for EXTECH to comply with applicable securities laws and regulations.

15.5 Entire Agreement. This Agreement, including the schedules and exhibits attached hereto, which are a part hereof, constitutes the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties, covenants and agreements set forth in this Agreement and in the financial statements, schedules or exhibits delivered pursuant hereto constitute all the representations, warranties, covenants and agreements of the parties and upon which the parties have relied, shall not be deemed waived or otherwise affected by any investigation made by any party hereto and, except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

15.6 Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes when in writing and hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail, nationally recognized overnight courier or telecopier as follows:

         If to EXTECH:

         90 Merrick Avenue
         East Meadow, New York 11554
         Attention:  Morton L. Certilman, President
         Telecopier Number:  (516) 296-7111




EXTECH CORPORATION
                                       53

         With a copy to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York  11554
         Attention:  Fred Skolnik,  Esq.
         Telecopier Number: (516) 296-7111

         If to either Shareholder:

         c/o DCAP
         2545 Hempstead Turnpike
         Suite 100
         East Meadow, New York  11554
         Telecopier:  (516) 735-7379

         With a copy to:

         Ruskin, Moscou, Evans & Faltischek, P.C.
         170 Old Country Road
         Mineola, New York  11501
         Attention:  William A. Ubert, Esq.
         Telecopier: (516) 663-6643

or at such other address as any party may specify by notice given to the other party in accordance with this Section 15.6.

15.7 Choice of Law; Severability. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, excluding choice of law principles thereof. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

15.8 Successors and Assigns; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that neither Shareholder nor EXTECH may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other, except that EXTECH shall have the right to assign any or all of its rights hereunder to a wholly-owned subsidiary thereof.

15.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.


EXTECH CORPORATION
                                       54

15.10  Facsimile  Signatures.   Signatures  hereon  which  are  transmitted  via
facsimile shall be deemed original signatures.

15.11 Representation by Counsel; Interpretation. Each party acknowledges that he or it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

15.12 Headings; Gender. The headings, captions and/or use of a particular gender under sections of this Agreement are for convenience of reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.



EXTECH CORPORATION
                                       55

     WITNESS the execution of this Agreement as of the date first above written.


                                           EXTECH CORPORATION


                                           By:/s/ Morton L. Certilman
                                                Morton L. Certilman, President

                                           /s/ Morton L. Certilman
                                           Morton L. Certilman

                                           /s/ Jay M. Haft
                                           Jay M. Haft

                                           /s/ Kevin Lang
                                           Kevin Lang

                                           /s/ Abraham Weinzimer
                                           Abraham Weinzimer

Agreed to:

DEALERS CHOICE AUTOMOTIVE
PLANNING INC.

By:/s/ Kevin Lang
   Kevin Lang, President



EXTECH CORPORATION

                                   Schedule A

                                        Number of Common
                                        Shares of Company
                                        Owned by each
Name and Address of Company             Shareholder                         Business
---------------------------             -----------                         --------

Dealers Choice Automotive Planning          50              Insurance Brokerage and performs administrative
Inc.                                                        duties including processing applications,
2545 Hempstead Turnpike                                     claims, advertising and accounting
East Meadow, NY  11554

A DCAP Brokerage, Inc.                      37.5            Insurance Brokerage and Tax Preparation
167-10A Hillside Avenue
Jamaica, NY  11432

DCAP Management Corp.                       50              Franchisor
2545 Hempstead Turnpike
East Meadow, NY  11554

Payments Inc.                               50              Premium finance
2545 Hempstead Turnpike
East Meadow, NY  11554

Diversified Coverage Asset Planning         50              Insurance Brokerage and Tax Preparation
Inc.
28 Main Street
Hempstead, NY  11550

Intandem Corporation                        50              Auto Club
2545 Hempstead Turnpike
East Meadow, NY  11554

Fulton Street, Inc.                         50              Insurance Brokerage and Tax Preparation
483 Hudson Avenue
Brooklyn , NY  11201

FASK Agency Inc.                            50              dormant, holds lease on Fulton Street, Inc.
483 Hudson Avenue
Brooklyn , NY  11201

DCAP Jackson Heights, Inc.                  50              Insurance Brokerage
c/o DCAP
2545 Hempstead Turnpike
East Meadow, NY  11554





EXTECH CORPORATION

                                   Schedule B

                                      Percentage of
                                   Outstanding Common
                                Shares of Joint Venture       Number of Common
                                      Owned by the         Shares of Joint Venture
Name and Address of                   Shareholders            Owned by each
Joint Venture                         Collectively             Shareholder                     Business
-------------                         ------------             -----------                     --------

DCAP Flushing, Inc.                     66.7                         25                    Insurance Brokerage
159-03 Northern Blvd.
Flushing, NY  11358

DCAP Hicksville, Inc.                   66.7                         25                    Insurance Brokerage
418 South Broadway
Hicksville, NY  11801

DCAP Manhattan Inc.                     50                           25                    Insurance Brokerage
90 Worth Street
New York, NY  10128

MC DCAP, Inc.                           50                           25                    Insurance Brokerage
89-13 37th Avenue
Jackson Heights, NY
11372

DCAP Huntington, Inc.                   50                           25                    Insurance Brokerage
809 Jericho Turnpike
Huntington Station, NY
11746

A DCAP Services, Inc.                   50                           25                    Insurance Brokerage
1980 Tremont Avenue
Bronx, NY  10462

DCAP Medford Inc.                       50                           25                    Insurance Brokerage
2852A Route 112
Medford, NY  11763

DCAP Bayshore, Inc.                     50                           25                    Insurance Brokerage
709 North Broadway
Amityville, NY  11701

The Manhattan Agency Inc.                   50                           25                Insurance Brokerage
667 Amsterdam Avenue                                                                       Tax Preparation
New York, NY  10025

DCAP Agency, Inc.                       50                           25                    Insurance Brokerage
100 East 96th Street
New York, NY  10128

DCAP White Plains Inc.                  50                           25                    Insurance Brokerage
200 Hamilton Avenue
White Plains, NY  10601

AAA DCAP Agency, Inc.                   50                           25                    Insurance Brokerage
6KA Mall Walk
Yonkers, NY  10704

The Yonkers Agency Ltd.                 50                           25                    Insurance Brokerage
6KA Mall Walk
Yonkers, NY  10704

DCAP Peekskill, Inc.                    50                           25                    Insurance Brokerage
1045 Parl Street
Peekskill, NY  10566

DCAP Ridgewood, Inc.                    50                           25                    Insurance Brokerage
59-30 Myrtle Avenue                                                                        Tax Preparation
Ridgewood, NY  11385

DCAP East Meadow, Inc.                  50                           25                    Insurance Brokerage
1905 Hempstead Turnpike
East Meadow, NY  11554

DCAP Garden City Park Inc.              50                           25                    Insurance Brokerage
2226 Jericho Turnpike
Garden City Park, NY 11040

DCAP Oceanside, Inc.                    50                           25                    Insurance Brokerage
3214 Long Beach Road
Oceanside, NY  11572

DCAP Hari, Inc.                         50                           25                    Insurance Brokerage
2048 Victory Blvd.
Staten Island, NY  10314

DCAP Woodhaven, Inc.                    50                           25                    Insurance Brokerage
86-56 Woodhaven Blvd.                                                                      Tax Preparation
Woodhaven, NY  11421

The Bronx Agency Inc.                   50                           25                    Insurance Brokerage
3434 Boston Road
Bronx, NY  10469

The White Plains Agency Inc.            50                           25                    Insurance Brokerage
200 Hamilton Avenue
White Plains, NY  10601

DCAP Woodside Inc.                      50                           25                    Insurance Brokerage
60-15 Woodside Avenue
Woodside, NY  11377

DCAP Seaford, Inc.                      50                           25                    Insurance Brokerage
3789 Merrick Road
Seaford, NY  11783

DCAP Brentwood Inc.                     50                           25                    Insurance Brokerage
776 Suffolk Avenue
Brentwood, NY  11717

DCAP Freeport, Inc.                     50                           25                    Insurance Brokerage
17-19 West Sunrise
Highway
Freeport, NY  11520

DCAP Queens Agency Inc.                 50                           25                    Insurance Brokerage
120-01 Liberty Avenue
Richmond Hill, NY  11419

DCAP Bayside, Inc.                      50                           25                    Insurance Brokerage
43-04A Bell Blvd.
Bayside, NY  11361

AADCAP Greenbrook Inc.                  50                           25                    Insurance Brokerage
119-131 Rte. 22 East
Greenbrook, NJ  08812

DCAP Income Tax                         50                                                 Tax Preparation
Services LLC
c/o DCAP
2545 Hempstead Turnpike
East Meadow, NY  11554



EXTECH CORPORATION

                                                                EXHIBIT 2.4.1(a)

                                                               ___________, 1998

                                                                        $114,000

                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, _______________ (the "Maker"), having an address as indicated under his name, hereby promises to pay to the order of EXTECH CORPORATION, a Delaware corporation ("Extech"), at 90 Merrick Avenue, East Meadow, New York or at such other place as the holder hereof may from time to time designate in writing, in immediately available New York funds, the principal sum of ONE HUNDRED FOURTEEN THOUSAND DOLLARS ($114,000), together with interest on the outstanding principal balance from the date hereof at the rate of six percent (6%) per annum. The principal amount of this Note, together with accrued interest thereon, shall be payable in six (6) equal annual installments of principal and interest, commencing on April 15, 2001 and continuing on the first day of April of each subsequent year through April 15, 2006, in such annual amount as shall be necessary to self-amortize this Note by April 15, 2006; provided, however, that the amounts due under this Note shall be payable sooner to the extent of any proceeds received by the Maker from the sale or other disposition of any shares of Common Stock of Extech on or after the date hereof (the proceeds being immediately payable to Extech).

     The payment of all amounts due under this Note is secured by a pledge of 570,000 shares of Common Stock of Extech owned by the Maker pursuant to a Pledge Agreement of even date between the Maker and Extech (the "Pledge Agreement").

     In the event (a) the Maker shall (i) fail to make any payment due hereunder and such failure shall continue unremedied for a period of ten (10) days following the date of written notice of default; (ii) admit in writing his inability to pay his debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors; (vi) take advantage of any bankruptcy, insolvency or readjustment of debt law or statute or file an answer admitting the material allegations of a petition filed against him in any proceeding under any such law; or (vii) have entered against him a court order approving a petition filed against him under the Federal Bankruptcy Act; or (b) there shall be a breach of any representation, warranty, covenant or other agreement set forth in the Pledge Agreement and such breach shall continue unremedied for a period of fifteen (15) days following the date of written notice thereof, then and in each and every such event (an "Event of Default"), Extech may, by written notice to the Maker, declare the entire unpaid principal amount of this Note then outstanding plus accrued interest to be forthwith due and payable whereupon the same shall become forthwith due and payable.

     The Maker may prepay the principal amount of this Note, in whole or in part, from time to time, without premium or penalty, provided that the Maker pays all interest accrued with regard to the principal prepaid to the date of prepayment.

     If the Maker shall fail to pay when due, whether by acceleration or otherwise, all or any portion of the principal amount hereof, any such unpaid amount shall bear interest for each day from the date it was so due until paid in full at the rate of sixteen percent (16%) per annum, payable on demand.

     Notwithstanding anything to the contrary contained in this Note, the rate of interest payable on this Note shall never exceed the maximum rate of interest permitted under applicable law.

     This Note may not be waived, changed, modified or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Note be placed in the hands of any agent or attorneys for collection upon default or maturity, the Maker agrees to pay, in addition to all other amounts due and payable hereunder, all reasonable costs and expenses of collection or attempting to collect this Note, including reasonable attorneys' fees.

     The Maker and any endorsers hereof, for themselves and their respective representatives, successors and assigns, expressly (a) waive presentment, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, diligence in collection, and the benefit of any applicable exemptions, including, but not limited to, exemptions claimed under insolvency laws, and (b) consent that Extech may release or surrender, exchange or substitute any property or other collateral or security now held or which may hereafter be held as security for the payment of this Note, and/or may release any guarantor, and/or may extend the time for payment and/or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

     Any notice, demand or request relating to any matter set forth herein shall be in writing and shall be deemed effective when hand delivered, when mailed, postage prepaid, by registered or certified mail, return receipt requested, or by a nationally recognized overnight mail or courier service, or when sent by facsimile transmission (with transmission confirmation) to any party hereto at its address stated herein or at such other address of which it shall have notified the party giving such notice in writing as aforesaid.

     Extech shall be entitled to assign all or any portion of his right, title and interest in and to this Note at his sole discretion without notice to the Maker, provided that the Maker shall continue to make payments required hereunder to Extech until he has received notice of change of payee for payments as provided herein.

     Notwithstanding any other provision of this Note, all payments made hereunder shall be applied first to payment of sums payable hereunder other than interest and principal, secondly, interest on the principal balance outstanding hereunder from time to time, and thirdly to principal.

     The Maker acknowledges and agrees that the obligations under this Note are unconditional and are not subject to any defense, counterclaim, or right of offset or setoff.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York, excluding conflict of law principles thereof.

     The Maker acknowledges that he has been represented by counsel in connection with this Note. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Note against the party that drafted it has no application and is expressly waived by the Maker. The provisions of this Note shall be interpreted in a reasonable manner to give effect to the intent of the Maker and Extech.




                                           [name]
                                           Address: 2545 Hempstead Turnpike
                                                    Suite 100
                                                    East Meadow, New York  11554
                                           Telecopier Number: (516) 735-7379


K:\WPDOC\CORP\EXTECH\DCAP\EXHIBITS\241A3.NOT
                                        3

                                 ACKNOWLEDGMENT

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NASSAU           )

     On  ____________,  1998 before me personally  came  ________________  to me known, and known to be the individual described in, and who executed the foregoing Note, and duly acknowledged to me that he executed the same.




                                                      Notary Public


K:\WPDOC\CORP\EXTECH\DCAP\EXHIBITS\241A3.NOT
                                        4

                                                                EXHIBIT 2.4.1(b)


     PLEDGE AGREEMENT, dated ____________, 1998, by and between _________ (the "Pledgor") and EXTECH CORPORATION, a Delaware corporation (the "Pledgee").

     WHEREAS, simultaneously herewith, the Pledgor is purchasing from the Pledgee four hundred seventy-five thousand (475,000) shares of Common Stock of the Pledgee and, in partial consideration therefor, is executing and delivering to the Pledgee a Promissory Note of even date in the principal amount of One Hundred Fourteen Thousand Dollars ($114,000) (the "Note").

     WHEREAS, the Pledgee desires, and the Pledgor is willing, to secure performance of the Note.

     WHEREAS, certain capitalized terms used herein are defined in Section 8 hereof.

     NOW, THEREFORE, the parties hereto agree as follows:

1. PLEDGE. The Pledgor hereby grants to the Pledgee, as security for the performance by the Pledgor of all of his obligations under the Note (the "Obligations"), a valid and binding first security interest in the Collateral (as hereinafter defined). The Pledgor has delivered simultaneously herewith to the Pledgee, and the Pledgee hereby acknowledges receipt of, a certificate evidencing the Pledged Shares registered in the name of the Pledgor (the "Pledged Certificate"), accompanied by appropriate stock powers endorsed by the Pledgor (the "Stock Powers").

2. TERM. This Agreement shall continue in effect until terminated in accordance with Section 7 hereof.

3. SHARE RIGHTS; CASH DIVIDENDS.

     (a) In the event of any change in the Pledged Shares during the term of this Agreement by reason of any stock dividend, stock split-up, reverse split, recapitalization, combination, reclassification, exchange of shares, merger, consolidation or the like, all new, substituted, or additional stock, or other securities, issued by reason of any such change (the "Adjusted Shares") (the Pledged Shares and the Adjusted Shares are hereinafter referred to collectively as the "Shares") shall be retained by or delivered to, as the case may be, and held by the Pledgee under the terms of this Agreement in the same manner as the Pledged Shares originally pledged hereunder.

     (b) Unless and until the occurrence of a Default (as hereinafter defined), the Pledgor shall have the right to vote the Shares. Upon the occurrence of a Default, the Shares shall be registered in the name of the Pledgee and the Pledgee shall have all incidents of ownership thereof.

     (c) Provided that no Default has occurred, any and all cash dividends paid in respect of the Shares shall be paid to the Pledgor; provided, however, that,


K:\WPDOC\CORP\EXTECH\DCAP\EXHIBITS\241BPLE3.DGE
                                        1
in any event, any extraordinary distributions made in respect of the Shares shall be retained by the Pledgee and held by it in accordance with the terms hereof.

4. REPRESENTATIONS. The Pledgor hereby represents and warrants to the Pledgee that:

     (a) The Pledgor is the sole record and beneficial owner of the Pledged Shares, free and clear of all liens, pledges, security interests, encumbrances, restrictions, subscriptions, hypothecations, charges and claims of any kind whatsoever.

     (b) No consents of governmental and other regulatory agencies, foreign or domestic, or of other parties are required to be received by or on the part of the Pledgor to enable him to enter into and carry out this Agreement and the transactions contemplated hereby.

     (c) The Pledgor has the power to enter into this Agreement and to carry out his obligations hereunder. This Agreement constitutes the valid and binding obligation of the Pledgor, and is enforceable in accordance with its terms.

     (d) Neither the execution and delivery of this Agreement nor compliance by the Pledgor with any of the provisions hereof nor the consummation of the transactions contemplated hereby will violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement, understanding or arrangement to which the Pledgor is a party or by which he or his assets or properties may be bound.


5. COVENANTS.

     (a) The Pledgor hereby covenants that from and after the date hereof and until the Obligations shall have been satisfied in full:

          (i) The Pledgor will not grant, create, incur, assume or suffer to exist any Lien in the Collateral (except for the Lien created hereby).

          (ii) The Pledgor will defend the Pledgee's right, title, and security interest in and to the Collateral against the claims of any person, firm, corporation or other entity.

          (iii) The Pledgor shall at any time and from time to time, upon the written request of the Pledgee, execute and deliver such other instruments and documents and do such further acts and things as the Pledgee may reasonably request in order to effect the purposes of this Agreement.

     (b) The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account.

6. DEFAULT. (a) In the event that the Pledgor fails to pay to the Pledgee any Obligation when due or there shall otherwise occur an Event of Default (as defined in the Note) ("Default"), the Pledgee shall have all of the rights and remedies afforded to secured parties with respect to the Collateral as set forth in the Code as well as all other rights and remedies granted in the Note and this Agreement. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, upon such terms and conditions and at such prices as it may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold. The Pledgee shall apply any proceeds from time to time held by it and the net proceeds of any such sale or other disposition, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Pledgee, to the satisfaction in whole or in part of the Obligations, in such order as the Pledgee may elect and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504 (1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands he may acquire against the Pledgee arising out of the lawful exercise by it of any rights hereunder. Neither the Pledgee nor any of its respective directors, officers, employees or agents shall be liable for failure to sell or otherwise dispose of the Collateral or for any delay in doing so. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. In any event, notice of a proposed sale or other disposition shall be given at least ten (10) days before such sale or other disposition to the Pledgor and [for Lang: Abraham Weinzimer; and for
Weinzimer: Kevin Lang]. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all of the Obligations and any and all costs and expenses of every kind incurred by the Pledgee with respect to the collection of such deficiency, including, without limitation, all reasonable fees and disbursements of any attorneys employed by the Pledgee.

     The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Collateral by reason of certain restrictions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and agrees that any such private sale under such circumstances shall not be evidence that it has been made in other than a commercially reasonable manner.

     The Pledgor agrees to use his best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this section valid and binding and in compliance with any and all other applicable requirements of law.

     (b) The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor, any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Pledgee nor any of its affiliates or representatives shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Pledgee be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

7. TERMINATION OF AGREEMENT; PARTIAL RELEASE. (a) Upon (i) the Pledgor's satisfaction of the Obligations in full (at which time the Pledgee shall redeliver the Pledged Certificate and accompanying Stock Powers to the Pledgor), or (ii) the conclusion of the actions contemplated by Section 6 hereof, this Agreement shall thereupon terminate.

     (b) Provided that no Default has occurred and is continuing, for each one dollar ($1.00) of principal amount of the Note, together with accrued interest thereon, that is paid to the Pledgee, five (5) Pledged Shares shall be released from the pledge created hereby and redelivered to the Pledgor.

8. DEFINED TERMS. The following terms shall have the following meanings:

     (a) "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

     (b) "Collateral" means the Pledged Shares and all Proceeds.

     (c) "Pledged Shares" means five hundred seventy thousand (570,000) shares of Common Stock of the Pledgee, together with any and all shares, stock certificates, options or rights of any nature whatsoever that may be issued or granted to the Pledgor with regard thereto, in substitution or replacement thereof, as a conversion thereof, in exchange therefor or otherwise in respect thereof.

     (d) "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Shares, collections thereon and distributions with respect thereto.

9. MISCELLANEOUS.

     (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

     (b) This Agreement contains the entire agreement and understanding between the parties in respect of the subject matter hereof, and cannot be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom enforcement of any modification, change, discharge or termination is sought.

     (c) A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any other breach of the same or any other term or condition.

     (d) This Agreement will be construed and governed in accordance with the laws of the State of New York, excluding choice of law rules thereof.

     (e) All notices or other communications required or permitted hereunder shall be sufficiently given if delivered by hand, or sent by certified mail, return receipt requested, postage prepaid, facsimile transmission or overnight mail or courier, addressed as follows:

         If to the Pledgor:

         c/o Dealers Choice Automotive Planning Inc.
         2545 Hempstead Turnpike
         Suite 100
         East Meadow, New York  11554
         Telecopier Number:  (516) 735-7379

         with a copy to:

         Ruskin, Moscou, Evans & Faltischek, P.C.
         170 Old Country Road
         Mineola, New York  11501
         Attention: William A. Ubert, Esq.
         Telecopier Number:  (516) 663-6643

         If to the Pledgee:

         90 Merrick Avenue
         East Meadow, New York  11554
         Attention:  President
         Telecopier Number:  (516) 296-7111

         with a copy to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York 11554
         Attention: Fred Skolnik, Esq.
         Telecopier Number:  (516) 296-7111

     (f) The Pledgor waives any and all notice of the extension or modification of the terms of the Note.

     (g) In the event that the Collateral or any portion thereof is released to the Pledgor and any payments of, or proceeds of any security for, the Obligations, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the Pledgor shall redeliver the Collateral and Stock Powers to the Pledgee and, until so redelivered, shall hold the Collateral and Stock Powers as agent of, and in trust for, the Pledgee.

     (h) If any provision hereof is declared to be invalid and unenforceable, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible.

     (i) Each party acknowledges that he or it has been represented by counsel in connection with this Agreement. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                                  EXTECH CORPORATION


                                                  By:
                                                          Morton L. Certilman,
                                                          President


K:\WPDOC\CORP\EXTECH\DCAP\EXHIBITS\241BPLE3.DGE
                                        7

                                                                EXHIBIT 2.5.2(a)

                                                             _____________, 1998

                                                                        $112,500

                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, _______________ (the "Maker"), having an address as indicated under his name, hereby promises to pay to the order of EXTECH CORPORATION, a Delaware corporation ("Extech"), at its offices at 90 Merrick Avenue, East Meadow, New York 11554 or at such other place as the holder hereof may from time to time designate in writing, in immediately available New York funds, the principal sum of ONE HUNDRED TWELVE THOUSAND FIVE HUNDRED DOLLARS ($112,500), together with interest on the outstanding principal balance from the date hereof at the rate of six percent (6%) per annum. The principal amount of this Note, together with accrued interest thereon, shall be payable in six (6) equal annual installments of principal and interest, commencing on April 15, 2001 and continuing on the first day of April of each subsequent year through April 15, 2006, in such annual amount as shall be necessary to self-amortize this Note by April 15, 2006; provided, however, that the amounts due under this Note shall be payable sooner to the extent of any proceeds received by the Maker from the sale or other disposition of any shares of Common Stock of Extech on or after the date hereof (the proceeds being immediately payable to Extech).

     The Maker may pay any or all amounts due hereunder by delivery to Extech of certificates representing shares of Common Stock of Extech duly endorsed by the Maker or accompanied by stock powers duly executed by the Maker, together with evidence of the payment of all transfer taxes in connection therewith and a written notice that it is making payment under this Note by such delivery. Any such shares of Common Stock of Extech so delivered shall be valued at the greater of (a) twenty-five cents ($.25) per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and like recapitalizations that take effect after the date hereof or (b) the average Market Price (as hereinafter defined) of Extech's shares of Common Stock during the twenty (20) trading days immediately preceding the date of delivery of the shares. As used herein, the term "Market Price" shall mean the closing selling price or, if not available, the mean of the closing bid and asked prices, or, if not available, the mean of the highest bid and lowest asked prices, of the shares of Common Stock of Extech as reported by a national securities exchange or The Nasdaq Stock Market ("Nasdaq") or, if Extech's shares of Common Stock are not listed on a national securities exchange or Nasdaq, as reported by the NASD OTC Electronic Bulletin Board (the "Bulletin Board'), or if Extech's shares of Common Stock are not listed on the Bulletin Board, as reported by the National Quotation Bureau, LLC, or other similar organization if such organization is no longer reporting such information, as the case may be.

     The payment of all amounts due under this Note is secured by a pledge of 450,000 shares of Extech owned by the Maker pursuant to a Pledge Agreement of even date between the Maker and Extech (the "Pledge Agreement").

     In the event (a) the Maker shall (i) fail to make any payment due hereunder and such failure shall continue unremedied for a period of ten (10) days following the date of written notice of default; (ii) admit in writing his inability to pay his debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors; (vi) take advantage of any bankruptcy, insolvency or readjustment of debt law or statute or file an answer admitting the material allegations of a petition filed against him in any proceeding under any such law; or (vii) have entered against him a court order approving a petition filed against him under the Federal Bankruptcy Act; or (b) there shall be a breach of any representation, warranty, covenant or other agreement set forth in the Pledge Agreement and such breach shall continue unremedied for a period of fifteen (15) days following the date of written notice thereof, then and in each and every such event (an "Event of Default"), Extech may, by written notice to the Maker, declare the entire unpaid principal amount of this Note then outstanding plus accrued interest to be forthwith due and payable whereupon the same shall become forthwith due and payable.

     The Maker may prepay the principal amount of this Note, in whole or in part, from time to time, without premium or penalty, provided that the Maker pays all interest accrued with regard to the principal prepaid to the date of prepayment.

     If the Maker shall fail to pay when due, whether by acceleration or otherwise, all or any portion of the principal amount hereof, any such unpaid amount shall bear interest for each day from the date it was so due until paid in full at the rate of sixteen percent (16%) per annum, payable on demand.

     Notwithstanding anything to the contrary contained in this Note, if an Event of Default shall occur and any suit is brought hereunder, then any judgment obtained in such suit may be enforced solely against the Collateral (as such term is defined in the Pledge Agreement). Nothing contained in this paragraph, however, shall be deemed to constitute a release or impairment of any of Extech's rights under the Pledge Agreement or the security interest granted therein.

     Notwithstanding anything to the contrary contained in this Note, the rate of interest payable on this Note shall never exceed the maximum rate of interest permitted under applicable law.

     This Note may not be waived, changed, modified or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Note be placed in the hands of any agent or attorneys for collection upon default or maturity, the Maker agrees to pay, in addition to all other amounts due and payable hereunder, all reasonable costs and expenses of collection or attempting to collect this Note, including reasonable attorneys' fees.

     The Maker and any endorsers hereof, for themselves and their respective representatives, successors and assigns, expressly (a) waive presentment, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, diligence in collection, and the benefit of any applicable exemptions, including, but not limited to, exemptions claimed under insolvency laws, and (b) consent that Extech may release or surrender, exchange or substitute any property or other collateral or security now held or which may hereafter be held as security for the payment of this Note, and/or may release any guarantor, and/or may extend the time for payment and/or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

     Any notice, demand or request relating to any matter set forth herein shall be in writing and shall be deemed effective when hand delivered, when mailed, postage prepaid, by registered or certified mail, return receipt requested, or by a nationally recognized overnight mail or courier service, or when sent by facsimile transmission (with transmission confirmation) to any party hereto at its address stated herein or at such other address of which he or it shall have notified the party giving such notice in writing as aforesaid.

     Extech shall be entitled to assign all or any portion of its right, title and interest in and to this Note at its sole discretion without notice to the Maker, provided that the Maker shall continue to make payments required hereunder to Extech until he has received notice of change of payee for payments as provided herein.

     Notwithstanding any other provision of this Note, all payments made hereunder shall be applied first to payment of sums payable hereunder other than interest and principal, secondly, interest on the principal balance outstanding hereunder from time to time, and thirdly to principal.

     The Maker acknowledges and agrees that the obligations under this Note are unconditional and are not subject to any defense, counterclaim, or right of offset or setoff.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York, excluding conflict of law principles thereof.

     The Maker acknowledges that he has been represented by counsel in connection with this Note. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Note against the party that drafted it has no application and is expressly waived by the Maker. The provisions of this Note shall be interpreted in a reasonable manner to give effect to the intent of the Maker and Extech.



                                       [name]
                                       Address:  2545 Hempstead Turnpike
                                                 Suite 100
                                                 East Meadow, New York  11554
                                       Telecopier Number: (516) 735-7379

K:\WPDOC\CORP\EXTECH\DCAP\EXHIBITS\252A3.NOT
                                        3

                                 ACKNOWLEDGMENT

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NASSAU        )

     On ____________, 1998 before me personally came _____________ to me known, and known to be the individual described in, and who executed the foregoing Note, and duly acknowledged to me that he executed the same.


                                                       Notary Public


K:\WPDOC\CORP\EXTECH\DCAP\EXHIBITS\252A3.NOT
                                        4

                                                                EXHIBIT 2.5.2(b)


     PLEDGE AGREEMENT, dated ____________, 1998, by and between _________ (the "Pledgor") and EXTECH CORPORATION, a Delaware corporation (the "Pledgee").

     WHEREAS, simultaneously herewith, the Pledgee is loaning to the Pledgor the sum of One Hundred Twelve Thousand Five Hundred Dollars ($112,500) (the "Loan") and the Pledgor is executing and delivering to the Pledgee a Promissory Note of even date in such principal amount (the "Note").

     WHEREAS, the proceeds of the Loan are being used by the Pledgor to purchase the Pledged Shares (as hereinafter defined).

     WHEREAS, the Pledgee desires, and the Pledgor is willing, to secure performance of the Note.

     WHEREAS, certain capitalized terms used herein are defined in Section 8 hereof.

     NOW, THEREFORE, the parties hereto agree as follows:

1. PLEDGE. The Pledgor hereby grants to the Pledgee, as security for the performance by the Pledgor of all of his obligations under the Note (the "Obligations"), a valid and binding first security interest in the Collateral (as hereinafter defined). The Pledgor has delivered simultaneously herewith to the Pledgee, and the Pledgee hereby acknowledges receipt of, a certificate evidencing the Pledged Shares registered in the name of the Pledgor (the "Pledged Certificate"), accompanied by appropriate stock powers endorsed by the Pledgor (the "Stock Powers").

2. TERM. This Agreement shall continue in effect until terminated in accordance with Section 7 hereof.

3. SHARE RIGHTS; CASH DIVIDENDS.

     (a) In the event of any change in the Pledged Shares during the term of this Agreement by reason of any stock dividend, stock split-up, reverse split, recapitalization, combination, reclassification, exchange of shares, merger, consolidation or the like, all new, substituted, or additional stock, or other securities, issued by reason of any such change (the "Adjusted Shares") (the Pledged Shares and the Adjusted Shares are hereinafter referred to collectively as the "Shares") shall be retained by or delivered to, as the case may be, and held by the Pledgee under the terms of this Agreement in the same manner as the Pledged Shares originally pledged hereunder.

     (b) Unless and until the occurrence of a Default (as hereinafter defined), the Pledgor shall have the right to vote the Shares. Upon the occurrence of a Default, the Shares shall be registered in the name of the Pledgee and the Pledgee shall have all incidents of ownership thereof.

K:\WPDOC\CORP\EXTECH\DCAP\EXHIBITS\252BPLE3.DGE
                                        1

     (c) Provided that no Default has occurred, any and all cash dividends paid in respect of the Shares shall be paid to the Pledgor; provided, however, that, in any event, any extraordinary distributions made in respect of the Shares shall be retained by the Pledgee and held by it in accordance with the terms hereof.

4. REPRESENTATIONS. The Pledgor hereby represents and warrants to the Pledgee that:

     (a) The Pledgor is the sole record and beneficial owner of the Pledged Shares, free and clear of all liens, pledges, security interests, encumbrances, restrictions, subscriptions, hypothecations, charges and claims of any kind whatsoever.

     (b) No consents of governmental and other regulatory agencies, foreign or domestic, or of other parties are required to be received by or on the part of the Pledgor to enable him to enter into and carry out this Agreement and the transactions contemplated hereby.

     (c) The Pledgor has the power to enter into this Agreement and to carry out his obligations hereunder. This Agreement constitutes the valid and binding obligation of the Pledgor, and is enforceable in accordance with its terms.

     (d) Neither the execution and delivery of this Agreement nor compliance by the Pledgor with any of the provisions hereof nor the consummation of the transactions contemplated hereby will violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement, understanding or arrangement to which the Pledgor is a party or by which he or his assets or properties may be bound.

5. COVENANTS.

     (a) The Pledgor hereby covenants that from and after the date hereof and until the Obligations shall have been satisfied in full:

          (i) The Pledgor will not grant, create, incur, assume or suffer to exist any Lien in the Collateral (except for the Lien created hereby).

          (ii) The Pledgor will defend the Pledgee's right, title, and security interest in and to the Collateral against the claims of any person, firm, corporation or other entity.

          (iii) The Pledgor shall at any time and from time to time, upon the written request of the Pledgee, execute and deliver such other instruments and documents and do such further acts and things as the Pledgee may reasonably request in order to effect the purposes of this Agreement.

K:\WPDOC\CORP\EXTECH\DCAP\EXHIBITS\252BPLE3.DGE
                                        2

     (b) The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account.

6. DEFAULT. (a) In the event that the Pledgor fails to pay to the Pledgee any Obligation when due or there shall otherwise occur an Event of Default (as defined in the Note) ("Default"), the Pledgee shall have all of the rights and remedies afforded to secured parties with respect to the Collateral as set forth in the Code as well as all other rights and remedies granted in the Note and this Agreement. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, upon such terms and conditions and at such prices as it may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold. The Pledgee shall apply any proceeds from time to time held by it and the net proceeds of any such sale or other disposition, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Pledgee, to the satisfaction in whole or in part of the Obligations, in such order as the Pledgee may elect and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504 (1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands he may acquire against the Pledgee arising out of the lawful exercise by it of any rights hereunder. Neither the Pledgee nor any of its respective directors, officers, employees or agents shall be liable for failure to sell or otherwise dispose of the Collateral or for any delay in doing so. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. In any event, notice of a proposed sale or other disposition shall be given at least ten (10) days before such sale or other disposition to the Pledgor and [for Lang: Abraham Weinzimer; and for
Weinzimer: Kevin Lang].

     The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Collateral by reason of certain restrictions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not


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



with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and agrees that any such private sale under such circumstances shall not be evidence that it has been made in other than a commercially reasonable manner.

     The Pledgor agrees to use his best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this section valid and binding and in compliance with any and all other applicable requirements of law.

     (b) The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor, any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Pledgee nor any of its affiliates or representatives shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Pledgee be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

7. TERMINATION OF AGREEMENT. Upon (i) the Pledgor's satisfaction of the Obligations in full (at which time the Pledgee shall redeliver the Pledged Certificate and accompanying Stock Powers to the Pledgor), or (ii) the conclusion of the actions contemplated by Section 6 hereof, this Agreement shall thereupon terminate.

8. DEFINED TERMS. The following terms shall have the following meanings:

     (a) "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

     (b) "Collateral" means the Pledged Shares and all Proceeds.

     (c) "Pledged Shares" means four hundred fifty thousand (450,000) shares of Common Stock of the Pledgee, together with any and all shares, stock certificates, options or rights of any nature whatsoever that may be issued or granted to the Pledgor with regard thereto, in substitution or replacement thereof, as a conversion thereof, in exchange therefor or otherwise in respect thereof.

     (d) "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Shares, collections thereon and distributions with respect thereto.





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



9. MISCELLANEOUS.

     (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

     (b) This Agreement contains the entire agreement and understanding between the parties in respect of the subject matter hereof, and cannot be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom enforcement of any modification, change, discharge or termination is sought.

     (c) A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any other breach of the same or any other term or condition.

     (d) This Agreement will be construed and governed in accordance with the laws of the State of New York, excluding choice of law rules thereof.

     (e) All notices or other communications required or permitted hereunder shall be sufficiently given if delivered by hand, or sent by certified mail, return receipt requested, postage prepaid, facsimile transmission or overnight mail or courier, addressed as follows:

         If to the Pledgor:

         c/o Dealers Choice Automotive Planning Inc.
         2545 Hempstead Turnpike
         Suite 100
         East Meadow, New York  11554
         Telecopier Number:  (516) 735-7379

         with a copy to:

         Ruskin, Moscou, Evans & Faltischek, P.C.
         170 Old Country Road
         Mineola, New York  11501
         Attention: William A. Ubert, Esq.
         Telecopier Number:  (516) 663-6643

         If to the Pledgee:

         90 Merrick Avenue
         East Meadow, New York  11554
         Attention:  President
         Telecopier Number:  (516) 296-7111


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



         with a copy to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York 11554
         Attention: Fred Skolnik, Esq.
         Telecopier Number:  (516) 296-7111

     (f) The Pledgor waives any and all notice of the extension or modification of the terms of the Note.

     (g) In the event that the Collateral or any portion thereof is released to the Pledgor and any payments of, or proceeds of any security for, the Obligations, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the Pledgor shall redeliver the Collateral and Stock Powers to the Pledgee and, until so redelivered, shall hold the Collateral and Stock Powers as agent of, and in trust for, the Pledgee.

     (h) If any provision hereof is declared to be invalid and unenforceable, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible.

     (i) Each party acknowledges that he or it has been represented by counsel in connection with this Agreement. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

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


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.







                                                  EXTECH CORPORATION


                                                  By:
                                                     Morton L. Certilman,
                                                     President


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                                        7

                                                                     EXHIBIT 7.8

     EMPLOYMENT   AGREEMENT,   dated  as  of  ,  1998,  by  and  between  EXTECH
CORPORATION, a Delaware corporation (the "Company"), and _____________ (the "Employee").

                                    RECITALS

     WHEREAS, the Company and the Employee desire to enter into an employment agreement which will set forth the terms and conditions upon which the Employee shall be employed by the Company and upon which the Company shall compensate the Employee.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the parties hereto have agreed, and do hereby agree, as follows:

1. EMPLOYMENT; TERM

     1.1 (a) The Company will employ the Employee in its business, and the Employee will work for the Company therein, as its [Lang - President; Weinzimer
- Executive Vice President; Certilman - Chairman of the Board and Chairman of the Company's Audit Committee and Finance Committee; Haft - Vice Chairman of the Board and Vice Chairman of the Company's Audit Committee and Finance Committee] for a term commencing as of the date hereof and terminating on the fifth anniversary of the date hereof (the "Fifth Anniversary Date") (the "Initial Term"), except that the term of this Agreement shall continue for an additional three (3) years (the "Extended Term") unless, at least ninety (90) days prior to the Fifth Anniversary Date, the Company, by vote of a majority of all of the members of its Board of Directors (including, for purposes of determining the number of members of the Board, the Employee, if a member), notifies the Employee of its desire not to extend the term of this Agreement (the "Non-Extension Notice"). The term of this Agreement, as it may be extended, is hereinafter referred to as the "Employment Period".

          (b) The Employee's employment may be terminated by the Company at any time during the Employment Period upon written notice for "cause". The Company agrees that it will not terminate the Employee's employment for "cause" or otherwise unless a majority of all of the members of its Board of Directors (including, for purposes of determining the number of members of the Board, the Employee, if a member) shall have approved such action. As used in this Agreement, "cause" shall mean the Employee's commission of any act in the performance of his duties constituting common law fraud, a felony or other gross malfeasance of duty, the Employee's commission of any act involving moral turpitude, any material misrepresentation by the Employee (including, without limitation, a breach of any representation set forth in Paragraph 13.1 hereof), any breach of any material covenant on the Employee's part herein set forth, or the Employee's engagement in misconduct which is materially injurious to the Company or its subsidiaries.

     1.2 Unless sooner terminated as provided for in this Agreement, at the end of the Employment Period (the "Expiration Date"), the Employee's employment with the Company shall terminate. Upon termination of the Employee's employment with the Company for any reason whatsoever, he shall be deemed to have resigned his positions as an officer and director of the Company and as an employee, officer and director of each of the Company's subsidiaries.

2. DUTIES

     2.1 During the Employment Period, the Employee shall serve as the Company's [Lang - President; Weinzimer - Executive Vice President; Certilman - Chairman of the Board and Chairman of the Company's Audit Committee and Finance Committee; Haft - Vice Chairman of the Board and Vice Chairman of the Company's Audit Committee and Finance Committee] and shall perform duties of an executive character consisting of administrative and managerial responsibilities on behalf of the Company and such further duties of an executive character as shall, from time to time, be delegated or assigned to him by the Board of Directors of the Company consistent with the Employee's position.

3. DEVOTION OF TIME

     3.1 During the Employment Period, the Employee shall expend all of his working time for the Company [except that, Certilman and Haft need only perform such part-time services as are reasonably necessary for them to fulfill their responsibilities hereunder as Chairman of the Board and Vice Chairman, respectively]; shall devote his best efforts, energy and skill to the services of the Company and the promotion of its interests; and shall not take part in activities detrimental to the best interests of the Company.

4. COMPENSATION [FOR LANG AND WEINZIMER ONLY:; LOANS]

     4.1 For all services to be rendered by the Employee during the Employment Period and in consideration of the Employee's representations and covenants set forth in this Agreement, the Employee shall be entitled to receive from the Company compensation as set forth herein. [For Lang and Weinzimer only: The Employee acknowledges and agrees that, notwithstanding the provisions of this Agreement, his compensation hereunder is subject to reduction as provided for in a certain Agreement, dated as of ___________, 1998, by and among the Company and the Employee, among others (the "Acquisition Agreement"), with regard to any particular Joint Venture with respect to which the provisions of Schedule 8 to the Acquisition Agreement are applicable.]

     4.2 During the Employment Period, the Employee shall be entitled to receive a salary at the rate of [Lang - $250,000; Weinzimer - $250,000; Certilman - $125,000; Haft - $22,500] per annum. The Employee shall be entitled to such additional compensation as shall be determined from time to time by the Board of Directors of the Company in its sole discretion. All amounts due hereunder shall be payable in accordance with the Company's standard payroll practices.

     4.3 [For Lang and Weinzimer only: From time to time during each of the five
(5) twelve (12) month periods of the Initial Term, within ten (10) days following receipt of written request from the Employee, the Company will loan to the Employee up to $20,000 (up to $100,000 in the aggregate)] (collectively, the "Loans"); provided, however, that the Company's obligation to make each such Loan shall be subject to the condition that, at the time the particular Loan is to be made, the Employee is in the employ of the Company. Each Loan will be evidenced by a promissory note of the Employee in the principal amount thereof (collectively, the "Notes") that will provide for, among other things, the following:

          (i) interest at a rate per annum equal to the "prime rate" (as reported in the Wall Street Journal) in effect as of the date each Loan is made; and

          (ii) payment of the principal amount thereof, together with accrued interest thereon, in four (4) equal annual installments commencing one (1) year from the date of each Loan and continuing on the anniversary day of the date thereof of each subsequent year, in such annual amount as shall be necessary to self-amortize the Note at the end of such four (4) year period (provided, however, that no payments shall be due later than the seventh anniversary of the date hereof), subject to acceleration to the extent the Employee receives any proceeds from the sale or other disposition of any shares of Common Stock of the Company;

     The Notes shall be in, or substantially in, the form of Exhibit 4.3(a) attached hereto.

     The repayment of all amounts due under each Note shall be secured by the pledge by the Employee, pursuant to a pledge agreement that will be entered into at the time of each Loan (the "Pledge Agreement"), of five (5) Common Shares of the Company for each one dollar ($1) loaned.

     The Pledge Agreement shall be in, or substantially in, the form of Exhibit 4.3(b) attached hereto.]

[4.4 For Lang and Weinzimer only: In the event Pre-Tax Net Income (as hereinafter defined) for any fiscal year falling entirely within the Employment Period (but not before the fiscal year ending December 31, 2000 and not after the fiscal year ending December 31, 2005) is at least $100,000, the Employee shall be entitled to receive a bonus in the amount of $37,500 (a "Bonus").]

[4.5 For Lang and Weinzimer only: For purposes hereof, the term "Pre-Tax Net Income" for any particular fiscal year shall mean the consolidated net income before all taxes of the Company for such fiscal year determined in accordance with generally accepted accounting principles consistently applied, as audited and reported upon by the Company's then independent certified public accountants.]

[4.6 For Lang and Weinzimer only: Any Bonus payable pursuant to the provisions hereof shall be paid on April 15 following the particular fiscal year.]

[4.7 For Lang and Weinzimer only: Notwithstanding anything herein to the contrary, (a) the Company shall not be obligated to pay any Bonus to the Employee for a particular fiscal year if, at the time the particular Bonus would be otherwise payable, no amounts are payable by the Employee to the Company pursuant to his Additional Shares Note (as such term is defined in the Acquisition Agreement), and (b) if any amounts are then payable by the Employee pursuant to his Additional Shares Note, (i) the amount of the Bonus shall not exceed the amount then payable pursuant to his Additional Shares Note; and (ii) the Company may offset against the Bonus any amount then payable by the Employee pursuant to his Additional Shares Note.]

5. AUTOMOBILE ALLOWANCE; REIMBURSEMENT OF EXPENSES

     5.1 [For Lang and Weinzimer only: The Employee shall be entitled to the use of a Company-leased automobile (the "Company Car") during the Employment Period for business purposes. In no event shall the Company's lease obligations with respect to the Company Car exceed $1,200 per month. The Company shall be responsible for all insurance premiums with respect to the Company Car (not to exceed $3,000 per year) as well as all expenses for gasoline, maintenance and repairs with respect thereto. The Employee acknowledges and agrees that under no circumstances shall the foregoing provisions create any implication that the Company shall be liable for, or that the Employee shall be entitled to reimbursement with respect to, any other insurance premiums, including, without limitation, any life insurance premiums or premiums with respect to any insurance for any automobile other than the Company Car, or with respect to any country club or similar membership. The Employee acknowledges and agrees further that, until sold or otherwise disposed of, the Company-owned boat shall be used by the Employee solely for business purposes.]

     5.2 The Company shall pay directly, or reimburse the Employee for, all [for Lang and Weinzimer only: other] reasonable and necessary expenses and disbursements incurred by the Employee for and on behalf of the Company in the performance of his duties during the Employment Period, including, without limitation, reasonable and necessary expenses incurred by the Employee for and on behalf of the Company in the performance of his duties during the Employment Period for (a) client entertainment and the use of a cellular telephone and beeper, and (b) food, lodging and transportation if he is required to perform any of his duties away from his primary place of residence.

     5.3 The Employee shall submit to the Company, not less than once in each calendar month, reports of such expenses and other disbursements in form normally used by the Company and receipts with respect thereto and the Company's obligations under Paragraphs 5.1 and 5.2 hereof shall be subject to compliance therewith.

6. DISABILITY; INSURANCE

     6.1 If, during the Employment Period, the Employee, in the opinion of a majority of all of the members of the Board of Directors of the Company (excluding the Employee), as confirmed by competent medical evidence, shall become physically or mentally incapacitated to perform his duties for the Company hereunder ("Disabled") for a continuous period, then for the first six
(6) months of such period he shall receive his full salary. In no event, however, shall the Employee be entitled to receive any payments under this Paragraph 6.1 beyond the expiration or termination date of this Agreement.

Effective with the date of his resumption of full employment, the Employee shall be re-entitled to receive his full salary. If such illness or other incapacity shall endure for a continuous period of at least nine (9) months or for at least two hundred fifty (250) business days during any eighteen (18) month period, the Company shall have the right, by written notice, to terminate the Employee's employment hereunder as of a date (not less than thirty (30) days after the date of the sending of such notice) to be specified in such notice. The Employee agrees to submit himself for appropriate medical examination to a physician of the Company's designation as necessary for purposes of this Paragraph 6.1.

     6.2 The obligations of the Company under this Paragraph 6 may be satisfied, in whole or in part, by payments to the Employee under disability insurance provided by the Company.

     6.3 Notwithstanding the foregoing, in the event, at the time of any apparent incapacity, the Company has in effect a disability policy with respect to the Employee (or, if not with respect to the Employee, then with respect to any executive officer of the Company), the Employee shall be considered Disabled for purposes of Paragraph 6.1 only if he is (or the executive officer, had he had the apparent incapacity, would be) considered disabled for purposes of the policy.

     6.4 [For Lang and Weinzimer only: The Company agrees to obtain a disability insurance policy on behalf of the Employee (subject to the Employee's satisfying any requirements therefor) and maintain such policy in effect during the Employment Period. In no event shall the Company be liable for premiums in excess of $6,500 per annum with respect thereto.]

7. RESTRICTIVE COVENANTS

     7.1 The services of the Employee are unique and extraordinary and essential to the business of the Company, especially since the Employee shall have access to the Company's customer lists, trade secrets and other privileged and confidential information essential to the Company's business. Therefore, the Employee agrees that, if the term of his employment hereunder shall expire or his employment shall at any time terminate for any reason whatsoever, with or without cause, the Employee will not at any time within two (2) years after such expiration or termination (the "Restrictive Covenant Period"), without the prior written consent of the Company (which consent shall require the approval of the Board of Directors of the Company), directly or indirectly, anywhere within five
(5) miles of the location of any office of the Company or any franchisee thereof at the date of expiration or termination, whether individually or as a principal, officer, employee, partner, member, manager, director, agent of, or consultant or independent contractor to, any entity, (i) engage or participate in a business which, as of such expiration or termination date, is similar to or competitive with, directly or indirectly, that of the Company and shall not make any investments in any such similar or competitive entity, except that the foregoing shall not restrict the Employee from acquiring up to one percent (1%) of the outstanding voting stock of any entity whose securities are listed on a stock exchange or Nasdaq; (ii) cause or seek to persuade any director, officer, employee, customer, client, account, agent or supplier of, or consultant or independent contractor to, the Company, or others with whom the Company has a business relationship (collectively "Business Associates"), to discontinue or materially modify the status, employment or relationship of such person or entity with the Company, or to become employed in any activity similar to or competitive with the activities of the Company; (iii) cause or seek to persuade any prospective customer, client, account or other Business Associate of the Company (which at or about the date of cessation of the Employee's employment with the Company was then actively being solicited by the Company) to determine not to enter into a business relationship with the Company or to materially modify its contemplated business relationship; (iv) hire, retain or associate in a business relationship with, directly or indirectly, any director, officer or employee of the Company; or (v) solicit or cause or authorize to be solicited, or accept, for or on behalf of him or any third party, any business from, or the entering into of a business relationship with, (a) others who are, or were within one (l) year prior to the cessation of his employment with the Company, a customer, client, account or other Business Associate of the Company, or (b) any prospective customer, client, account or other Business Associate of the Company which at or about the date of such cessation was then actively being solicited by the Company. The foregoing restrictions set forth in this Paragraph 7.1 shall apply likewise during the Employment Period. Notwithstanding the foregoing, (x) in the event the Employee is entitled to receive the Severance Amount (as hereinafter defined) or his employment is terminated by the Company without cause, then the obligations under this Paragraph 7.1 shall terminate in the event the Company defaults in its obligation to make any payments provided for in Paragraph 11.2 or 11.3 hereof and such default continues for a period of twenty (20) days following receipt by the Company of written notice thereof from the Employee; and (y) the provisions of this Paragraph 7.1 shall cease to apply in the event (I) this Agreement is terminated pursuant to the provisions of Paragraph 11.1(a) hereof or (II) (A) the term of this Agreement is extended for the Extended Term; (B) prior to the expiration of the Extended Term (the "Extended Expiration Date"), the Employee is not offered by the Company a further two (2) year extension of the term of this Agreement at an annual base salary at least equal to his annual base salary in effect at the Extended Expiration Date and otherwise substantially upon the terms set forth herein [(for Lang and Weinzimer only: except for any loans and bonuses provided for herein)]; (C) prior to the Extended Expiration Date, the Employee's employment with the Company is not terminated in accordance with the provisions of Paragraph 11.1(b) hereof and he does not voluntarily terminate his employment with the Company; and (D) the Employee's employment with the Company terminates on the Extended Expiration Date.

     7.2 The Employee agrees to disclose promptly in writing to the Board of Directors of the Company all ideas, processes, methods, devices, business concepts, inventions, improvements, discoveries, know-how and other creative achievements (hereinafter referred to collectively as "discoveries"), whether or not the same or any part thereof is capable of being patented, trademarked, copyrighted, or otherwise protected, which the Employee, while employed by the Company, conceives, makes, develops, acquires or reduces to practice, whether acting alone or with others and whether during or after usual working hours, and which are related to the Company's business or interests, or are used or usable by the Company, or arise out of or in connection with the duties performed by the Employee. The Employee hereby transfers and assigns to the Company all right, title and interest in and to such discoveries (whether conceived, made, developed, acquired or reduced to practice on or prior to the date hereof or hereafter during his employment with the Company), including any and all domestic and foreign copyrights and patent and trademark rights therein and any renewals thereof. On request of the Company, the Employee will, without any additional compensation, from time to time during, and after the expiration or termination of, the Employment Period, execute such further instruments (including, without limitation, applications for copyrights, patents, trademarks and assignments thereof) and do all such other acts and things as may be deemed necessary or desirable by the Company to protect and/or enforce its right in respect of such discoveries. All expenses of filing or prosecuting any patent, trademark or copyright application shall be borne by the Company, but the Employee shall cooperate in filing and/or prosecuting any such application.

     7.3 (a) The Employee represents that he has been informed that it is the policy of the Company to maintain as secret all confidential information relating to the Company, including, without limitation, any and all knowledge or information with respect to secret or confidential methods, processes, plans, materials, customer lists or data, or with respect to any other confidential or secret aspect of the Company's activities, and further acknowledges that such confidential information is of great value to the Company. The Employee recognizes that, by reason of his employment with the Company, he will acquire confidential information as aforesaid. The Employee confirms that it is reasonably necessary to protect the Company's goodwill, and, accordingly, hereby agrees that he will not, directly or indirectly (except where authorized by the Board of Directors of the Company), at any time during the term of this Agreement or thereafter divulge to any person, firm or other entity, or use, or cause or authorize any person, firm or other entity to use, any such confidential information.

          (b) The Employee agrees that he will not, at any time, remove from the Company's premises any drawings, notebooks, software, data or other confidential information relating to the business and procedures heretofore or hereafter acquired, developed and/or used by the Company, except where necessary in the fulfillment of his duties hereunder.

          (c) The Employee agrees that, upon the expiration or termination of this Agreement for any reason whatsoever, he shall promptly deliver to the Company any and all drawings, notebooks, software, data and other documents and material, including all copies thereof, in his possession or under his control relating to any confidential information or discoveries, or which is otherwise the property of the Company.

          (d) For purposes hereof, the term "confidential information" shall mean all information given to the Employee, directly or indirectly, by the Company and all other information relating to the Company otherwise acquired by the Employee during the course of his employment with the Company (whether on or prior to the date hereof or hereafter), other than information which (i) was in the public domain at the time furnished to, or acquired by, the Employee, or (ii) thereafter enters the public domain other than through disclosure, directly or indirectly, by the Employee or others in violation of an agreement of confidentiality or nondisclosure.

     7.4 For purposes of this Paragraph 7, the term "Company" shall mean and include any and all subsidiaries and affiliated entities of the Company in existence from time to time.

8. VACATIONS

     8.1 The Employee shall be entitled to an aggregate of four (4) weeks vacation time for each twelve (12) month period during the Employment Period commencing on the date hereof [for Certilman and Haft, giving effect to the provisions of Paragraph 3.1 hereof and the part-time nature of their services], the time and duration thereof to be determined by mutual agreement between the Employee and the Company.

9. PARTICIPATION IN EMPLOYEE BENEFIT PLANS; STOCK OPTIONS

     9.1 The Employee shall be accorded the right to participate in and receive benefits under and in accordance with the provisions of any pension, profit sharing, insurance, medical and dental insurance or reimbursement (with family coverage) or other plan or program of the Company either in existence as of the date hereof or hereafter adopted for the benefit generally of its executive employees.

     9.2 Concurrently with the execution hereof, pursuant to the Company's Amended and Restated 1990 Stock Option Plan and a Stock Option Agreement of even date, the Company is granting to the Employee the right and option to purchase up to [Lang - 200,000; Weinzimer - 200,000; Certilman - 100,000; Haft - 100,000]
Common Shares of the Company upon the following terms: (a) an expiration date of five (5) years from the date hereof; (b) an exercise price equal to $____ per share [110% of fair market value, as defined in the Plan, on the date of grant;] and (c) vesting to the extent of one-half thereof on each of the first and second anniversaries of the date hereof (the "Option").

10. SERVICE AS OFFICER OF SUBSIDIARIES; SERVICE AS DIRECTOR

     10.1 During the Employment Period, the Employee shall, if elected or appointed, serve as (a) an officer of any subsidiaries of the Company in existence or hereafter created or acquired [except for Certilman who need only serve as President of IAH, Inc. and Haft who need not serve as an officer] and
(b) a director of the Company and/or any such subsidiaries of the Company, in each case without any additional compensation for such services.

11. EARLIER TERMINATION; PAYMENT FOLLOWING TERMINATION

     11.1 The Employee's employment hereunder shall automatically terminate upon his death and may terminate at the option of the Company in the event of:

          (a) the Employee's incapacity, as provided for in Paragraph 6.l hereof; or

          (b) "cause", as provided for in Paragraph 1.1 hereof.

Upon the termination of the Employee's employment, the Employment Period shall be considered to have ended.

     11.2 In the event of the following:

          (a) the Company timely sends the Non-Extension Notice to the Employee in accordance with the provisions of Paragraph 1.1 hereof;

          (b) prior to the Fifth Anniversary Date, the Employee's employment with the Company is not terminated in accordance with the provisions of Paragraph 11 hereof and he does not voluntarily terminate his employment with the Company; and

          (c) the Employee's employment with the Company terminates on the Fifth Anniversary Date,

then, the Company shall continue to pay to the Employee his then annual base salary for a period of two (2) years following the Fifth Anniversary Date (the
"Severance Amount"). The Severance Amount shall be payable in a manner consistent with the payment to the Employee theretofore of his salary.

     11.3 In the event of the termination of the Employee's employment by the Company during the Employment Period without cause, as liquidated damages, the Employee shall be entitled to receive an amount equal to all compensation that he would have been entitled to receive for the remainder of the Employment Period pursuant to Paragraph 4 hereof as if his employment had not been terminated (the "Post-Termination Payments"). The Post-Termination Payments shall be made in a manner consistent with the payment to the Employee theretofore of his salary as if he had remained in the employ of the Company. In the event the notice of termination of employment is given (a) prior to the ninetieth (90th) day prior to the Fifth Anniversary Date or (b) subsequent to such ninetieth (90th) day but after the date of any Non-Extension Notice timely given, then, instead of any obligation to pay the Employee any amount with regard to the Extended Term, the Employee shall be entitled to receive the Severance Amount, payable, as provided for in Paragraph 11.2 hereof, following the expiration of the Post-Termination Payments.

     11.4 The Employee shall not be required to mitigate any damages he may incur for any termination of employment by the Company without cause by seeking other employment; however, any amounts paid or payable to the Employee from other employment or other services shall reduce on a dollar-for-dollar basis any amount otherwise payable to him pursuant to Paragraph 11 hereof.

12. INJUNCTIVE RELIEF; REMEDIES

     12.1 The Employee acknowledges and agrees that, in the event he shall violate or threaten to violate any of the restrictions of Paragraph 3 (with regard to the last clause thereof) or 7 hereof, the Company will be without an adequate remedy at law and will therefore be entitled to enforce such restrictions by temporary or permanent injunctive or mandatory relief in any court of competent jurisdiction without the necessity of proving damages.

     12.2 The Employee agrees further that the Company shall have the following additional rights and remedies:

          (i) The right and remedy to require the Employee to account for and pay over to the Company all profits derived or received by him as the result of any transactions constituting a breach of any of the provisions of Paragraph 7.1, and the Employee hereby agrees to account for and pay over such profits to the Company; and

          (ii) The right to recover attorneys' fees incurred in any action or proceeding in which it seeks to enforce its rights under Paragraph 7 hereof and is successful on any grounds.

     12.3 Each of the rights and remedies enumerated above shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

     12.4 The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in Paragraph 7.1 upon the courts of any jurisdiction within the geographical scope of such covenants (a "Jurisdiction"). In the event that the courts of any one or more of such Jurisdictions shall hold such covenants unenforceable by reason of the breadth of their scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other Jurisdiction, as to breaches of such covenants in such other respective Jurisdictions, the above covenants as they relate to each Jurisdiction being, for this purpose, severable into diverse and independent covenants.

13. NO RESTRICTIONS

     13.l The Employee hereby represents that neither the execution of this Agreement nor his performance hereunder will (a) violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under the terms, conditions or provisions of any contract, agreement or other instrument or obligation to which the Employee is a party, or by which he may be bound, or (b) violate any order, judgment, writ, injunction or decree applicable to the Employee. In the event of a breach hereof, in addition to the Company's right to terminate this Agreement, the Employee shall indemnify the Company and hold it harmless from and against any and all claims, losses, liabilities, costs and expenses (including reasonable attorneys' fees) incurred or suffered in connection with or as a result of the Company's entering into this Agreement or employing the Employee hereunder.

14. ARBITRATION

     14.1 Except with regard to Paragraph 12.1 hereof and any other matters that are not a proper subject of arbitration, all disputes between the parties hereto concerning the performance, breach, construction or interpretation of this Agreement or any portion thereof, or in any manner arising out of this Agreement or the performance thereof, shall be submitted to binding arbitration, in accordance with the rules of the American Arbitration Association, which arbitration shall be carried out in the manner hereinafter set forth.

     14.2 Within twenty (20) days after written notice by one party to the other of its demand for arbitration, which demand shall set forth the name and address of its arbitrator, the other party shall select its arbitrator and so notify the demanding party. Within twenty (20) days thereafter, the two arbitrators so selected shall select the third arbitrator. The decision of any two (2) arbitrators shall be binding upon the parties. In default of either side naming its arbitrator as aforesaid or in default of the selection of the said arbitrator as aforesaid, the American Arbitration Association shall designate such arbitrator upon the application of either party. The arbitration proceeding shall take place at a mutually agreeable location in Nassau County, New York or such other location as agreed to by the parties.

     14.3 A party who files a notice of demand for arbitration must assert in the demand all claims then known to that party on which arbitration is permitted to be demanded. When a party fails to include a claim through oversight, inadvertence or excusable neglect, or when a claim has matured or been acquired subsequently, the arbitrators may permit amendment. A demand for arbitration shall be made within a reasonable time after the claim has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such claim would be barred by the applicable statute of limitations.

     14.4 The award rendered by the arbitrators shall be final, binding and conclusive, shall be specifically enforceable, and judgment may be entered upon it in accordance with applicable law in the appropriate court in the State of New York, with no right of appeal therefrom.

     14.5 Each party shall pay its or his own expenses of arbitration, and the expenses of the arbitrators and the arbitration proceeding shall be equally shared; provided, however, that, if, in the opinion of a majority of the arbitrators, any claim or defense was unreasonable, the arbitrators may assess, as part of their award, all or any part of the arbitration expenses of the other party (including reasonable attorneys' fees) and of the arbitrators and the arbitration proceeding against the party raising such unreasonable claim or defense; provided, further, that, if the arbitration proceeding relates to the issue of "cause" for termination of employment, (a) if, in the opinion of a majority of the arbitrators, "cause" existed, the arbitrators shall assess, as part of their award, all of the arbitration expenses of the Company (including reasonable attorneys' fees) and of the arbitrators and the arbitration proceeding against the Employee or (b) if, in the opinion of a majority of the arbitrators, "cause" did not exist, the arbitrators shall assess, as part of their award, all of the arbitration expenses of the Employee (including reasonable attorneys' fees) and of the arbitrators and the arbitration proceeding against the Company.

15. ASSIGNMENT

     15.1 This Agreement, as it relates to the employment of the Employee, is a personal contract and the rights and interests of the Employee hereunder may not be sold, transferred, assigned, pledged or hypothecated.

16. NOTICES

     16.1 Any notice required or permitted to be given pursuant to this Agreement shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or courier or telecopier as follows:

                If to the Employee:

                ------------------------
                ------------------------
                Telecopier Number:  _______________

                with a copy to:

                [for Lang and Weinzimer]
                Ruskin, Moscou, Evans & Faltischek, P.C.
                170 Old Country Road
                Mineola, NY  11501
                Attention: William A. Ubert, Esq.
                Telecopier Number: (516) 663-6641

                [for Certilman and Haft:]

                Certilman Balin Adler & Hyman, LLP
                90 Merrick Avenue
                East Meadow, New York 11554
                Attention:  Fred S. Skolnik, Esq.
                Telecopier Number:  (516) 296-7111

                If to the Company:

                90 Merrick Avenue
                East Meadow, New York 11554
                Attention: Morton L. Certilman
                Telecopier Number: (516) 296-7111

                with a copy to:

                Certilman Balin Adler & Hyman, LLP
                90 Merrick Avenue
                East Meadow, New York 11554
                Attention:  Fred S. Skolnik, Esq.
                Telecopier Number:  (516) 296-7111

or at such other address as any party shall designate by notice to the other party given in accordance with this Paragraph 16.1.

17. GOVERNING LAW

     17.1 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in New York.

18. WAIVER OF BREACH; PARTIAL INVALIDITY

     18.1 The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. If any provision, or part thereof, of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and not in any way affect or render invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision, or part thereof, had been reformed, and any court of competent jurisdiction or arbitrators, as the case may be, are authorized to so reform such invalid or unenforceable provision, or part thereof, so that it would be valid, legal and enforceable to the fullest extent permitted by applicable law.


19. ENTIRE AGREEMENT

     19.1 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and there are no representations, warranties or commitments except as set forth herein. This Agreement supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, of the parties hereto relating to the subject matter hereof. This Agreement may be amended, and any provision hereof waived, only by a writing executed by the party sought to be charged. No amendment or waiver on the part of the Company shall be valid unless approved by its Board of Directors.

20. COUNTERPARTS

     20.1 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

21. FACSIMILE SIGNATURES

     21.1 Signatures hereon which are transmitted via facsimile shall be deemed original signatures.

22. REPRESENTATION BY COUNSEL; INTERPRETATION

     22.1 The Employee acknowledges that he has been represented by counsel in connection with this Agreement. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the Employee. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

23. HEADINGS

     23.1 The headings and captions under sections and paragraphs of this Agreement are for convenience of reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.



K:\WPDOC\CORP\EXTECH\DCAP\AGREEMEN\EMPLOY5.FRM

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year above written.

                               EXTECH CORPORATION


                                          By:


                                          -------------------------------------


K:\WPDOC\CORP\EXTECH\DCAP\AGREEMEN\EMPLOY5.FRM

                                                                  EXHIBIT 4.3(a)

                                                             -------------, ----

                                                                    $-----------

                                 PROMISSORY NOTE

     FOR VALUE RECEIVED,_____________ (the "Maker"), having an address as indicated under his name, hereby promises to pay to the order of EXTECH CORPORATION, a Delaware corporation ("Extech"), at 90 Merrick Avenue, East Meadow, New York or at such other place as the holder hereof may from time to time designate in writing, in immediately available New York funds, the principal sum of _____________________ THOUSAND DOLLARS ($________), together with interest on the outstanding principal balance from the date hereof at the rate of ___ percent (__%) per annum [Wall Street Journal prime rate at time of execution]. The principal amount of this Note, together with accrued interest thereon, shall be payable in four (4) equal annual installments commencing one
(1) year from the date hereof and continuing on the anniversary day of the date hereof of each subsequent year, in such annual amount as shall be necessary to selfamortize this Note at the end of such four (4) year period [if this Note is dated later than three (3) years after the Closing Date, then the payment terms shall be amended so that any payment that would be otherwise due after seven (7) years from the Closing Date shall be due on such seventh anniversary date]; provided, however, that the amounts due under this Note shall be payable sooner to the extent of any proceeds received by the Maker from the sale or other disposition of any shares of Common Stock of Extech on or after the date hereof (the proceeds being immediately payable to Extech).

     The payment of all amounts due under this Note is secured by a pledge of ________ shares of Common Stock of Extech [five times the principal amount of this Note] owned by the Maker pursuant to a Pledge Agreement of even date between the Maker and Extech (the "Pledge Agreement").

     In the event (a) the Maker shall (i) fail to make any payment due hereunder and such failure shall continue unremedied for a period of ten (10) days following the date of written notice of default; (ii) admit in writing his inability to pay his debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors; (vi) take advantage of any bankruptcy, insolvency or readjustment of debt law or statute or file an answer admitting the material allegations of a petition filed against him in any proceeding under any such law; or (vii) have entered against him a court order approving a petition filed against him under the Federal Bankruptcy Act; or (b) there shall be a breach of any representation, warranty, covenant or other agreement set forth in the Pledge Agreement or that certain Employment Agreement dated _________, 1998 between the Maker and Extech and such breach shall continue unremedied for a period of fifteen (15) days following the date of written notice thereof, then and in each and every such event, Extech may, by written notice to the Maker, declare the entire unpaid principal amount of this Note then outstanding plus accrued interest to be forthwith due and payable whereupon the same shall become forthwith due and payable.

     The Maker may prepay the principal amount of this Note, in whole or in part, from time to time, without premium or penalty, provided that the Maker pays all interest accrued with regard to the principal prepaid to the date of prepayment.

     If the Maker shall fail to pay when due, whether by acceleration or otherwise, all or any portion of the principal amount hereof, any such unpaid amount shall bear interest for each day from the date it was so due until paid in full at the rate of sixteen percent (16%) per annum, payable on demand.

     Notwithstanding anything to the contrary contained in this Note, the rate of interest payable on this Note shall never exceed the maximum rate of interest permitted under applicable law.

     This Note may not be waived, changed, modified or discharged orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceedings (whether at the trial or appellate level), or should this Note be placed in the hands of any agent or attorneys for collection upon default or maturity, the Maker agrees to pay, in addition to all other amounts due and payable hereunder, all reasonable costs and expenses of collection or attempting to collect this Note, including reasonable attorneys' fees.

     The Maker and any endorsers hereof, for themselves and their respective representatives, successors and assigns, expressly (a) waive presentment, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, diligence in collection, and the benefit of any applicable exemptions, including, but not limited to, exemptions claimed under insolvency laws, and (b) consent that Extech may release or surrender, exchange or substitute any property or other collateral or security now held or which may hereafter be held as security for the payment of this Note, and/or may release any guarantor, and/or may extend the time for payment and/or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

     Any notice, demand or request relating to any matter set forth herein shall be in writing and shall be deemed effective when hand delivered, when mailed, postage prepaid, by registered or certified mail, return receipt requested, or by a nationally recognized overnight mail or courier service, or when sent by facsimile transmission (with transmission confirmation) to any party hereto at its address stated herein or at such other address of which it shall have notified the party giving such notice in writing as aforesaid.

     Extech shall be entitled to assign all or any portion of his right, title and interest in and to this Note at his sole discretion without notice to the Maker, provided that the Maker shall continue to make payments required hereunder to Extech until he has received notice of change of payee for payments as provided herein.

     Notwithstanding any other provision of this Note, all payments made hereunder shall be applied first to payment of sums payable hereunder other than interest and principal, secondly, interest on the principal balance outstanding hereunder from time to time, and thirdly to principal.

     The Maker acknowledges and agrees that the obligations under this Note are unconditional and are not subject to any defense, counterclaim, or right of offset or setoff.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York, excluding conflict of law principles thereof.

     The Maker acknowledges that he has been represented by counsel in connection with this Note. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Note against the party that drafted it has no application and is expressly waived by the Maker. The provisions of this Note shall be interpreted in a reasonable manner to give effect to the intent of the Maker and Extech.



                                       [                                     ]
                        Address: 2545 Hempstead Turnpike
                                    Suite 100
                           East Meadow, New York 11554
                        Telecopier Number: (516) 735-7379


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                                        3

                                 ACKNOWLEDGMENT

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NASSAU        )

     On ____________, ____ before me personally came ______________ to me known, and known to be the individual described in, and who executed the foregoing Note, and duly acknowledged to me that he executed the same.


                                                       Notary Public


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                                        4

                                                                  EXHIBIT 4.3(b)


     PLEDGE AGREEMENT, dated ____________, ____, by and between __________ (the "Pledgor") and EXTECH CORPORATION, a Delaware corporation (the "Pledgee").

     WHEREAS, simultaneously herewith, the Pledgee is loaning to the Pledgor the amount of ___________ Thousand Dollars ($________) and the Pledgor is executing and delivering to the Pledgee a Promissory Note in such principal amount (the "Note").

     WHEREAS, the Pledgee desires, and the Pledgor is willing, to secure performance of the Note.

     WHEREAS, certain capitalized terms used herein are defined in Section 8 hereof.

     NOW, THEREFORE, the parties hereto agree as follows:

1. PLEDGE. The Pledgor hereby grants to the Pledgee, as security for the performance by the Pledgor of all of his obligations under the Note (the "Obligations"), a valid and binding first security interest in the Collateral (as hereinafter defined). The Pledgor has delivered simultaneously herewith to the Pledgee, and the Pledgee hereby acknowledges receipt of, a certificate evidencing the Pledged Shares registered in the name of the Pledgor (the "Pledged Certificate"), accompanied by appropriate stock powers endorsed by the Pledgor (the "Stock Powers").

2. TERM. This Agreement shall continue in effect until terminated in accordance with Section 7 hereof.

3. SHARE RIGHTS; CASH DIVIDENDS.

     (a) In the event of any change in the Pledged Shares during the term of this Agreement by reason of any stock dividend, stock split-up, reverse split, recapitalization, combination, reclassification, exchange of shares, merger, consolidation or the like, all new, substituted, or additional stock, or other securities, issued by reason of any such change (the "Adjusted Shares") (the Pledged Shares and the Adjusted Shares are hereinafter referred to collectively as the "Shares") shall be retained by or delivered to, as the case may be, and held by the Pledgee under the terms of this Agreement in the same manner as the Pledged Shares originally pledged hereunder.

     (b) Unless and until the occurrence of a Default (as hereinafter defined), the Pledgor shall have the right to vote the Shares. Upon the occurrence of a Default, the Shares shall be registered in the name of the Pledgee and the Pledgee shall have all incidents of ownership thereof.

     (c) Provided that no Default has occurred, any and all cash dividends paid in respect of the Shares shall be paid to the Pledgor; provided, however, that, in any event, any extraordinary distributions made in respect of the Shares shall be retained by the Pledgee and held by it in accordance with the terms hereof.

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                                        1

4. REPRESENTATIONS. The Pledgor hereby represents and warrants to the Pledgee that:

     (a) The Pledgor is the sole record and beneficial owner of the Pledged Shares, free and clear of all liens, pledges, security interests, encumbrances, restrictions, subscriptions, hypothecations, charges and claims of any kind whatsoever (collectively, "Liens").

     (b) No consents of governmental and other regulatory agencies, foreign or domestic, or of other parties are required to be received by or on the part of the Pledgor to enable him to enter into and carry out this Agreement and the transactions contemplated hereby.

     (c) The Pledgor has the power to enter into this Agreement and to carry out his obligations hereunder. This Agreement constitutes the valid and binding obligation of the Pledgor, and is enforceable in accordance with its terms.

     (d) Neither the execution and delivery of this Agreement nor compliance by the Pledgor with any of the provisions hereof nor the consummation of the transactions contemplated hereby will violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement, understanding or arrangement to which the Pledgor is a party or by which he or his assets or properties may be bound.

5. COVENANTS.

     (a) The Pledgor hereby covenants that from and after the date hereof and until the Obligations shall have been satisfied in full:

          (i) The Pledgor will not grant, create, incur, assume or suffer to exist any Lien in the Collateral (except for the Lien created hereby).

          (ii) The Pledgor will defend the Pledgee's right, title, and security interest in and to the Collateral against the claims of any person, firm, corporation or other entity.

          (iii) The Pledgor shall at any time and from time to time, upon the written request of the Pledgee, execute and deliver such other instruments and documents and do such further acts and things as the Pledgee may reasonably request in order to effect the purposes of this Agreement.

     (b) The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account.

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                                        2

6. DEFAULT.

     (a) In the  event  that  the  Pledgor  fails  to  pay  to the  Pledgee  any
Obligation when due or there shall otherwise occur an Event of Default (as defined in the Note) ("Default"), the Pledgee shall have all of the rights and remedies afforded to secured parties with respect to the Collateral as set forth in the Code as well as all other rights and remedies granted in the Note and this Agreement. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, upon such terms and conditions and at such prices as it may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold. The Pledgee shall apply any proceeds from time to time held by it and the net proceeds of any such sale or other disposition, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Pledgee, to the satisfaction in whole or in part of the Obligations, in such order as the Pledgee may elect and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504 (1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands he may acquire against the Pledgee arising out of the lawful exercise by it of any rights hereunder. Neither the Pledgee nor any of its respective directors, officers, employees or agents shall be liable for failure to sell or otherwise dispose of the Collateral or for any delay in doing so. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. In any event, notice of a proposed sale or other disposition shall be given at least ten (10) days before such sale or other disposition to the Pledgor and [for Lang: Abraham Weinzimer and for
Weinzimer: Kevin Lang]. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all of the Obligations and any and all costs and expenses of every kind incurred by the Pledgee with respect to the collection of such deficiency, including, without limitation, all reasonable fees and disbursements of any attorneys employed by the Pledgee.

     The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Collateral by reason of certain restrictions contained in


K:\WPDOC\CORP\EXTECH\DCAP\EXHIBITS\EMPL43B.PLG
                                        3
the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and agrees that any such private sale under such circumstances shall not be evidence that it has been made in other than a commercially reasonable manner.

     The Pledgor agrees to use his best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this section valid and binding and in compliance with any and all other applicable requirements of law.

     (b) The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor, any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Pledgee nor any of its affiliates or representatives shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Pledgee be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

7. TERMINATION OF AGREEMENT. Upon (i) the Pledgor's satisfaction of the Obligations in full (at which time the Pledgee shall redeliver the Pledged Certificate and accompanying Stock Powers to the Pledgor), or (ii) the conclusion of the actions contemplated by Section 6 hereof, this Agreement shall thereupon terminate.

8. DEFINED TERMS. The following terms shall have the following meanings:

     (a) "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

     (b) "Collateral" means the Pledged Shares and all Proceeds.

     (c) "Pledged Shares" means _____________ thousand (________) shares of Common Stock of the Pledgee [five times the principal amount of the Note], together with any and all shares, stock certificates, options or rights of any nature whatsoever that may be issued or granted to the Pledgor with regard thereto, in substitution or replacement thereof, as a conversion thereof, in exchange therefor or otherwise in respect thereof.

     (d) "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Shares, collections thereon and distributions with respect thereto.


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                                        4

9. MISCELLANEOUS.

     (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

     (b) This Agreement contains the entire agreement and understanding between the parties in respect of the subject matter hereof, and cannot be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom enforcement of any modification, change, discharge or termination is sought.

     (c) A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any other breach of the same or any other term or condition.

     (d) This Agreement will be construed and governed in accordance with the laws of the State of New York, excluding choice of law rules thereof.

     (e) All notices or other communications required or permitted hereunder shall be sufficiently given if delivered by hand, or sent by certified mail, return receipt requested, postage prepaid, facsimile transmission or overnight mail or courier, addressed as follows:

            If to the Pledgor:

            c/o Dealers Choice Automotive Planning Inc.
            2545 Hempstead Turnpike
            Suite 100
            East Meadow, New York  11554
            Telecopier Number:  (516) 735-7379

            with a copy to:

            Ruskin, Moscou, Evans & Faltischek, P.C.
            170 Old Country Road
            Mineola, New York  11501
            Attention: William A. Ubert, Esq.
            Telecopier Number:  (516) 663-6643

            If to the Pledgee:

            90 Merrick Avenue
            East Meadow, New York  11554
            Attention:  President
            Telecopier Number:  (516) 296-7111


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                                        5
            with a copy to:

            Certilman Balin Adler & Hyman, LLP
            90 Merrick Avenue
            East Meadow, New York 11554
            Attention: Fred Skolnik, Esq.
            Telecopier Number:  (516) 296-7111

     (f) The Pledgor waives any and all notice of the extension or modification of the terms of the Note.

     (g) In the event that the Collateral or any portion thereof is released to the Pledgor and any payments of, or proceeds of any security for, the Obligations, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the Pledgor shall redeliver the Collateral and Stock Powers to the Pledgee and, until so redelivered, shall hold the Collateral and Stock Powers as agent of, and in trust for, the Pledgee.

     (h) If any provision hereof is declared to be invalid and unenforceable, then, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible.

     (i) Each party acknowledges that he or it has been represented by counsel in connection with this Agreement. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.


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                                        6

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                                               [---------------]


                                               EXTECH CORPORATION


                                               By:
                                                       Morton L. Certilman,
                                                       President


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                                        7

                                                                     EXHIBIT 7.9

                         RESTRICTIVE COVENANT AGREEMENT

                                                              ____________, 1998


EXTECH Corporation
90 Merrick Avenue
East Meadow, New York  11554

Dear Sirs:

     The undersigned has entered into an agreement, dated March __, 1998 (the "Agreement"), with, among others, EXTECH Corporation ("EXTECH") with regard to, among other things, the acquisition by EXTECH of all the outstanding Common Shares of Dealers Choice Automotive Planning Inc., all of the outstanding Common Shares of the Affiliated Companies (as defined in the Agreement) and certain of the outstanding Common Shares of the Joint Ventures (as defined in the Agreement). The Agreement provides that, as a condition to EXTECH's obligation to consummate the transactions contemplated thereby, it shall have received this letter from the undersigned.

     All capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them therein.

     1. In order to induce EXTECH to consummate the transactions contemplated by the Agreement, the undersigned hereby covenants and agrees with EXTECH as follows:

          (i) The undersigned will not at any time within five (5) years of the date hereof, without the prior written consent of EXTECH (which consent the undersigned acknowledges and agrees will require the approval of the Board of Directors of EXTECH), directly or indirectly, anywhere within five (5) miles of the location of any office of any of the DCAP Entities or any franchisee thereof, whether individually or as a principal, officer, employee, partner, member, manager, director or agent of, or consultant or independent contractor to, any entity, other than on behalf of or for the benefit of EXTECH, any of the DCAP Entities or any entity over which EXTECH has control:

               (a) engage or participate in a business which is similar to or competitive with, directly or indirectly, the DCAP Business and shall not make any investments in any such similar or competitive entity, except that the foregoing shall not restrict the undersigned from acquiring up to one percent (1%) of the outstanding voting stock of any entity whose securities are listed on a stock exchange or Nasdaq;

               (b) cause or seek to persuade any director, officer, employee, customer, client, account, agent or supplier of, or consultant or independent contractor to, any DCAP Entity, or others with whom any

          DCAP Entity has had a business relationship (collectively, "Business Associates"), to discontinue or materially modify the status, employment or relationship of such person or entity with such DCAP
          Entity following the date hereof, or to become employed in any activity similar to or competitive with the business activities of any DCAP Entity;

               (c) cause or seek to persuade any prospective customer, client, account or other Business Associate of any DCAP Entity (which at the date hereof was then actively being solicited by such DCAP Entity) to determine not to enter into a business relationship with such DCAP Entity or to materially modify its contemplated business relationship;

               (d) hire, retain or associate in a business relationship with, directly or indirectly, any director, officer or employee of any DCAP Entity; or

               (e) solicit or cause or authorize to be solicited, or accept, for or on behalf of the undersigned or any third party, any business from, or the entering into a business relationship with, (I) others who are, or were within one (1) year prior to the date hereof, a customer, client, account or other Business Associate of any DCAP Entity or (II) any prospective customer, client, account or other Business Associate of any DCAP Entity which at or about the date hereof was actively being solicited by such DCAP Entity.

          (ii) The foregoing restrictions shall cease to apply in the event (a) the undersigned's employment with EXTECH is terminated by EXTECH without cause (as such term is defined in that certain Employment Agreement of even date between EXTECH and the undersigned), (b) EXTECH defaults in its obligation to make any payments provided for in Paragraph 11.3 of the Employment Agreement and (c) such default continues for a period of twenty
     (20) days following receipt by EXTECH of written notice thereof from the undersigned.

          (iii) The restrictive covenants contained in this letter are material elements of the consideration to be paid by EXTECH under the Agreement and are reasonable and properly required for the adequate protection of the business interests being acquired thereby.

          (iv) The covenants contained herein are separate and independent from any other covenants contained in any other agreement and may be enforced irrespective of any other such covenants.

          (v) If any provision, or part thereof, of this letter shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and not in any way affect or render invalid or unenforceable any other provision of this letter, and this letter shall be carried out as if such invalid or unenforceable provision, or part thereof, had been reformed, and any court of competent jurisdiction or arbitrators, as the case may be, are authorized to so reform such invalid or unenforceable provision, or part thereof, so that it would be valid, legal and enforceable to the fullest extent permitted by applicable law.

     2. The parties recognize that, because of the nature of the subject matter of this letter, it would be impracticable and extremely difficult to determine actual damages to EXTECH in the event of a breach or threatened breach of any provision of this letter by the undersigned. Accordingly, in such event, EXTECH shall have the following rights and remedies:

          (i) The  right  and  remedy  to have  the  provisions  of this  letter
     specifically   enforced  by  any  court  or   arbitrators   having   equity
     jurisdiction, by way of injunctive relief or otherwise, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to EXTECH, and that money damages will not provide an adequate remedy to EXTECH;

          (ii) The right and remedy to require the undersigned to account for and pay over to EXTECH all profits derived or received by the undersigned as the result of any transactions constituting a breach of any of the provisions of Section 1, and the undersigned hereby agrees to account for and pay over such profits to EXTECH; and

          (iii) The right to recover attorneys' fees incurred in any action or proceeding in which it seeks to enforce its rights hereunder.

          Each of the rights and remedies enumerated above shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to EXTECH under law or in equity.

     3. The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in Section 1 upon the courts of any jurisdiction within the geographical scope of such covenants (a "Jurisdiction"). In the event that the courts of any one or more of such Jurisdictions shall hold such covenants unenforceable by reason of the breadth of their scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect EXTECH's right to the relief provided above in the courts of any other Jurisdiction, as to breaches of such covenants in such other respective Jurisdictions, the above covenants as they relate to each Jurisdiction being, for this purpose, severable into diverse and independent covenants.

     4. This letter shall be construed, and the legal relations between the parties hereto determined, in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York.

     5. The waiver by EXTECH of a breach of any provision of this letter shall not operate or be construed as a waiver of any subsequent breach. No waiver shall be effective unless in writing, executed by EXTECH and approved by EXTECH's Board of Directors.

     6.  This  Agreement   supersedes  all  prior  agreements,   understandings,
negotiations  and  discussions,  whether written or oral, of the undersigned and

EXTECH relating to the matters set forth herein. This letter may be amended only by a writing executed by the undersigned and EXTECH. No amendment on the part of EXTECH shall be valid unless approved by its Board of Directors.

                                                Very truly yours,



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                                        4

                                                                    Exhibit 7.13

                           HAROLD L. KESTENBAUM, P.C.
                                 Attorney At Law
                               585 Stewart Avenue
                                    Suite 700
                           Garden City, New York 11530
                                 (516) 745-0099
                               Fax (516) 745-6642


                                                            May 8, 1998

EXTECH Corporation
90 Merrick Avenue
East Meadow, New York  11554

Gentlemen:

     I have acted as counsel to DCAP Management Inc. (the "Company") since on or about November of 1992 in connection with the Company's offerings and sales of "DCAP Insurance" franchises (the "Franchises") to various entities. To my knowledge, the Company is the only entity that has ever offered or sold Franchises. I have been advised that Kevin Lang ("Lang") and Abe Weinzimer ("Weinzimer") wish to enter into an agreement with EXTECH Corporation ("EXTECH"), Morton L. Certilman and Jay M. Haft (the "Agreement") pursuant to which, among other matters, Lang and Weinzimer are to sell to EXTECH all of the issued and outstanding Common Stock of the Company. I have been advised that EXTECH has required my opinion with respect to the Company and the Franchises as a condition to its execution, delivery and consummation of the Agreement.

     All capitalized terms used herein which are defined in the Agreement shall have the meanings ascribed to them therein.

     In my capacity as such counsel to the Company, I have examined all documents relating to the Company's registration of the offer and sale of franchises in the State of New York (the "Registration"), and all relevant laws, rules and regulations pertaining thereto, including, without limitation, the Franchise Sales Act (the "Act") and all relevant regulations thereunder, and relevant Federal Trade Commission rules relating to franchising.

     I am of the opinion that:

     1. The Company's Registration was current, effective and in compliance with all laws, regulations and other requirements of all governmental and other regulatory bodies with respect to franchises from October 24, 1994 through October 31, 1997, and except as set forth in paragraph 2 of this opinion, since

                                                              EXTECH Corporation
                                                                     May 8, 1998
                                                                          Page 2

such date. To my knowledge, the Company did not offer or sell Franchises before October 24, 1994.

     2. From October 31, 1997 through May 5, 1998, the Company's Registration was not in compliance with the requirements of the Act. During such time period, the Company offered and sold six Franchises in New York to various individuals (the "Franchisees"), one such sale being an exempt sale under the Act. Notwithstanding that such offers and sales were made at a time when the Company was not in compliance with the requirements of the Act, the Company subsequently filed with all necessary governmental authorities all documentation required to properly make rescission offers to the various Franchisees with respect to the improperly offered Franchises, all of the Franchisees duly rejected the Company's rescission offer, none of the Franchisees has any continuing right to rescind his purchase of a Franchise under the Act and the Company has no obligation or liability to any person, entity or governmental body in connection with any of the foregoing under the Act.

     3. The Company's Registration has been current, effective and in compliance with the Act and all laws, regulations and other requirements of all governmental and other regulatory bodies with respect to franchises since May 5, 1998 and through the date hereof.

     4. To my knowledge, the Company has not offered or sold any Franchises to any Person residing or doing business in the State of New Jersey or otherwise outside the State of New York.

     5. Based upon representations made to me by Lang and Weinzimer that the fee paid by a joint venture partner was an additional capital contribution to such joint venture, then neither the establishment nor operation of the entities (the "Joint Ventures") that utilize the "DCAP" name and are owned one-half by Lang and Weinzimer, the two shareholders of the Company, on the one hand, and one-half by the operator(s) of the Joint Venture, on the other hand, required or requires any filings with the New York State Department of Law, or other governmental or other regulatory body with respect to franchising, or was or is otherwise subject to any laws, rules or regulations of the states of New York, or New Jersey or the United States of America with respect to franchising. However, the foregoing is only my opinion. There can be no assurance that any of the above mentioned governmental authorities would concur with this opinion. The creation of the Joint Ventures and whether they are franchises or not, is an issue that would be subject to interpretation by the aforesaid governmental agencies, thereby qualifying my opinion regarding same. Whether or not any Joint Venture is deemed to be a franchise that is subject to the Act, any private right of action for rescission under Section 691.2 of the Act (which is the sole remedy under the Act) with respect to such Joint Venture would be time barred under the Act as of the date that is three years from the date of the execution of the agreements relating to the establishment of such Joint Venture. Under
Section 691.2 of the Act, in the event of a rescission the sole remedy is the return of consideration paid the franchisor, less the amount earned by the franchisee from the franchise. The New York State Department of Law may not bring a civil action under Section 691.2 of the Act with regard to a violation of the Act.

                                                              EXTECH Corporation
                                                                     May 8, 1998
                                                                          Page 3

     EXTECH Corporation May 8, 1998 Page 3 6. No consent of any Body or any other Person is required to be received by or on the part of the Company, with respect to Franchises, to enable the Shareholders to enter into and carry out the Agreement and the transactions contemplated thereby, including, without limitation, the transfer to EXTECH of all of the right, title and interest of the Shareholders in and to outstanding shares of Common Stock of the Company.

     7. To the best of my knowledge, there are no Actions relating to the Company or any of its assets or business pending or threatened, or any order, injunction, order or decree outstanding, against the Company or against or relating to any of its assets or business. To the best of my knowledge, the Company is not in violation of any law, regulation, ordinance, order, injunction, decree, award, or any other requirements of any governmental or other regulatory body, court or arbitrator relating to Franchises.

     8. Neither the execution and delivery of the Agreement nor compliance by either of the Shareholders with any of the provisions thereof, nor the consummation of the transactions contemplated thereby, will (a) violate, alone or with notice or the passage of time, or both, result in the breach or termination of, or otherwise give any party the right to terminate, or declare a Default under the terms of any Contract with respect to Franchises, known to me to which the Company is a party, or (b) violate any law or regulation of any jurisdiction relating to the Company with respect to Franchises.

                                                    Very truly yours,

                                                    /s/ Harold L. Kestenbaum

                                                    Harold L. Kestenbaum

HLK:ljw

                                                                    Exhibit 7.14

                        AGREEMENT FOR PURCHASE OF SHARES

     This AGREEMENT dated as of the ___ day of __________, 1998 by and among KEVIN LANG ("Lang"), ABRAHAM WEINZIMER ("Weinzimer" and together with Lang, the "Shareholders") and EXTECH CORPORATION, a Delaware corporation (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Shareholders are each the owners of shares of the Company's Common Stock, $.01 par value ("Common Shares"), and may in the future acquire, through direct or beneficial ownership, additional Common Shares;

     WHEREAS, Lang and Weinzimer are the owners of insurance policies on their respective lives in the amounts of $______ and $_______, respectively (individually, a "Policy" and collectively, the "Policies"), and are concurrently assigning ownership of the Policies to the Company;

     WHEREAS,   __________   and   __________   are  currently  the   respective
beneficiaries of the Policies and, upon the assignment of the Policies to the Company, the Company shall become the beneficiary thereof;

     WHEREAS, Lang and Weinzimer hereby represent that the annual premiums on their respective Policies are $_________ and $_____________ (the "Current Premiums"); and

     WHEREAS, the Company and the Shareholders have agreed that the Company shall purchase a certain number of Common Shares from the estates of the Shareholders following the death of either or both of them, upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. Purchase of Shares Upon Death of a Shareholder.

          (a) In the event of the death of either or both of the Shareholders (a "Deceased Shareholder"), the estate of the Deceased Shareholder (the "Estate") shall sell to the Company, and the Company shall purchase from the Estate, such number of Common Shares as equals the lesser of (i) the quotient of the proceeds of the particular Policy (the "Insurance Proceeds") divided by the Fair Market Value per Share (as such term is hereinafter defined), rounded to the nearest whole number of Shares or (ii) the number of Shares owned, beneficially or of record, by the Deceased Shareholder (the "Shares"). The purchase price per Share shall be the Fair Market Value per Share (the "Purchase Price").

          (b) Upon the appointment of a legal representative for a Deceased Shareholder (the "Legal Representative"), the Legal Representative shall give notice of such fact to the Company (the "Notice of Appointment"). The purchase and sale provided for in paragraph (a) shall take place at the offices of the Company thirty (30) days following the later of (i) receipt of the Notice of Appointment or (ii) receipt of the Insurance Proceeds, or at such other place or on such other date as the parties may agree upon (the "Closing").

          (c) At the Closing, the Purchase Price shall be paid by the Company to the Estate by certified check or wire transfer against delivery of certificates representing the Shares, duly endorsed or accompanied by stock powers duly executed, and accompanied by evidence that all transfer taxes with respect thereto have been paid. At the Closing, the Legal Representative shall represent to the Company that (i) he is duly authorized to sell the Shares to the Company and (ii) the Shares are held by the Estate, and pursuant to the purchase and sale, the Estate will deliver good title to the Shares, free and clear of any and all liens, pledges, security interests, claims, rights, options and other encumbrances (collectively "Liens").

          (d) The Company's obligation to purchase the Shares shall be conditioned upon its receipt of the Insurance Proceeds. If the Insurance Proceeds shall exceed the Purchase Price for the Shares, the balance of said proceeds shall be and remain the property of the Company.

          (e) Notwithstanding the foregoing, if a Deceased Shareholder shall be indebted to the Company at the time of his death, the amount of such debt shall first be deducted from the amount payable to his Estate hereunder.

     2. Determination of Fair Market Value. For purposes hereof, Fair Market Value per Share shall be deemed to be the Closing Price (as hereinafter defined) for the Company's Common Shares on the business day immediately preceding the date of the Shareholder's death. The Closing Price for any day shall be the last sale price regular way or, in case no last sale information is available for such day, the average of the last reported bid and asked prices regular way for such day, in either case on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or if not listed or admitted to trading on such exchange, as reported by NASDAQ for such day, or, if the Common Shares are not listed on NASDAQ, as reported by the NASD OTC Electronic Bulletin Board (the "Bulletin Board") for such day, or, if not listed on the Bulletin Board, the average of the highest reported bid and lowest reported asked prices as reported by the National Quotation Bureau, LLC, or other similar organization if such organization is no longer reporting such information, for such day, or if none of the foregoing is so available, Fair Market Value per Share for such day shall be determined in good faith by the Board of Directors of the Company.

          3. Life Insurance Policies. Each Shareholder hereby represents and warrants to the Company that he owns his respective Policy free and clear of all Liens. The Shareholders hereby assign to the Company all of their right, title and interest in and to the respective Policies, free and clear of all Liens. The Company hereby agrees to maintain in effect during the respective Shareholder's Employment Period (as such term is defined in the respective Shareholder's Employment Agreement with the Company of even date), at its sole cost and expense, the respective Policies (provided that the premiums with respect thereto do not exceed the Current Premiums). The Company shall be the owner and beneficiary of each Policy.

          4. Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes when in writing and hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail, nationally recognized overnight courier or telecopier as follows:

         If to the Company:

         90 Merrick Avenue
         East Meadow, New York 11554
         Attention:  Morton L. Certilman, Chairman of the Board
         Telecopier Number:  (516) 296-7111

         With a copy to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York  11554
         Attention:  Fred Skolnik,  Esq.
         Telecopier Number: (516) 296-7111

         If to either Shareholder:

         c/o DCAP
         2545 Hempstead Turnpike
         Suite 100
         East Meadow, New York  11554
         Telecopier:  (516) 735-7379

         With a copy to:

         Ruskin, Moscou, Evans & Faltischek, P.C.
         170 Old Country Road
         Mineola, New York  11501
         Attention:  William A. Ubert, Esq.
         Telecopier: (516) 663-6643

     or at such other address as any party may specify by notice given to the other party in accordance with this Section 4.

     5. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

     6. Entire Agreement. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior written or oral understandings with respect to the subject matter hereof.

     7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of the parties hereto.

     8. Modification. This Agreement may be modified only by a written instrument executed by the Company and the respective Shareholder whose Shares are affected thereby.

     9. Further Assurances. Each of the Shareholders shall execute and deliver such additional instruments and documents as the Company may reasonably request in order to carry out the provisions of this Agreement.

     10. Facsimile Signatures. Signatures hereon which are transmitted via facsimile shall be deemed original signatures.

     11 Representation by Counsel; Interpretation. Each Shareholder and the Company acknowledges that he or it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                              EXTECH CORPORATION


                                              By:
                                                  Morton L. Certilman
                                                  Chairman of the Board



                                              Kevin Lang



                                              Abraham Weinzimer


















K:\WPDOC\CORP\EXTECH\DCAP\CLOSING\SHARE2.AGT

                                                                     EXHIBIT 8.7

     STOCK OPTION AGREEMENT, dated as of ___________, 1998, between EXTECH CORPORATION, a Delaware corporation (the "Company"), and _____________ (the "Optionee").


     WHEREAS,   simultaneously   herewith,  the  Company  is  entering  into  an
Employment Agreement with the Optionee pursuant to which the Optionee is to perform certain employment duties and services for the Company; and

     WHEREAS, the Company desires to provide to the Optionee an additional incentive to promote the success of the Company.

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby grants to the Optionee the right and option to purchase Common Shares of the Company under and pursuant to the terms and conditions of the Company's Amended and Restated 1990 Stock Option Plan (the "Plan") and upon the following terms and conditions:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to __________ Thousand (__,000) [Lang - 200,000; Weinzimer - 200,000; Certilman - 100,000; Haft - 100,000] Common Shares
of the Company (the "Option Shares") during the following periods:

          (a) All or any part of _________ Thousand (__,000) [one-half] Common Shares may be purchased during the period commencing on the first anniversary of the date hereof and terminating at 5:00 P.M. on the fifth anniversary of the date hereof (the "Expiration Date").

          (b) All or any part of an additional ___________ Thousand (__,000) [one-half] Common Shares may be purchased during the period commencing on the second anniversary of the date hereof and terminating at 5:00 P.M. on the Expiration Date.

     2. NATURE OF OPTION.  The Option is intended  to meet the  requirements  of
Section 422 of the Internal Revenue Code of 1986, as amended, relating to "incentive stock options".

     3. EXERCISE PRICE. The exercise price of each of the Option Shares shall be ________ ($___) [110% of fair market value, as defined in the Plan, on the date of grant] (the "Option Price").

     4. EXERCISE OF OPTIONS. The Option shall be exercised in accordance with the provisions of the Plan. As soon as practicable after the receipt of notice of exercise and payment of the Option Price as provided for in the Plan, the Company shall tender to the Optionee a certificate issued in the Optionee's name evidencing the number of Option Shares covered thereby.

     5. TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution and, during the Optionee's lifetime, shall not be exercisable by any person other than the Optionee.

     6. INCORPORATION BY REFERENCE. The terms and conditions of the Plan are hereby incorporated by reference and made a part hereof.

     7. NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and delivered personally or sent by facsimile transmission, overnight mail or courier or registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at 90 Merrick
Avenue, East Meadow, New York 11554, Attention: Chief Executive Officer (fax number: (516) 296-7111), and to the Optionee at the address set forth below or to such other address as either party may hereafter designate in writing to the other party in accordance with the provisions hereof. Notices shall be deemed to have been given on the date of mailing or transmission, except notices of change of address, which shall be deemed to have been given when received.

     8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

     9. ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged. No amendment on the part of the Company shall be valid unless approved by its Board of Directors.

     10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, excluding choice of law rules thereof.

     11.  EXECUTION  IN   COUNTERPARTS.   This  Agreement  may  be  executed  in
counterparts, each of which shall be deemed to be an original, but both of which together shall constitute one and the same instrument.

     12. FACSIMILE SIGNATURES. Signatures hereon which are transmitted via facsimile shall be deemed original signatures.

     13. REPRESENTATION BY COUNSEL; INTERPRETATION. The Optionee acknowledges that he has been represented by counsel in connection with this Agreement. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the Optionee. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

     14. HEADINGS. The headings and captions under sections and paragraphs of this Agreement are for convenience of reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                                   EXTECH CORPORATION


                                                   By:







                                                   Address


                                                   Fax Number



K:\WPDOC\CORP\EXTECH\DCAP\AGREEMEN\STKOPTN1.FRM
                                        3

                               EXTECH Corporation
                                90 Merrick Avenue
                           East Meadow, New York 11554


                                                              September 9, 1998

Kevin Lang
Abraham Weinzimer
c/o Dealers Choice Automotive
  Planning Inc.
2545 Hempstead Turnpike
East Meadow, NY 11554

Morton L. Certilman
90 Merrick Avenue
East Meadow, NY 11554

Jay M. Haft
c/o Parker, Duryee, Rosoff & Haft
529 Fifth Avenue, 8th Floor
New York, NY 10017

Gentlemen:

     Reference is made to that certain Agreement, dated as of May 8, 1998, by and among EXTECH Corporation, Morton L. Certilman, Jay M. Haft, Kevin Lang and Abraham Weinzimer (the "Agreement").

     All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

     Each of the parties to the Agreement hereby agrees to the following amendments to the Agreement:

     (i) The number of Common Shares of EXTECH that each of Messrs. Certilman and Haft shall be granted the right and option to purchase shall be 225,000 and all references in the Agreement and the exhibits and schedules thereto, including, without limitation, Section 9.2 of
          Exhibit 7.8 (Employment Agreement ) and Section 1 of Exhibit 8.7 (Stock Option Agreement), are hereby amended accordingly.

     (ii) EXTECH acknowledges receipt of the preliminary unaudited combined balance sheet of the DCAP Entities as of June 30, 1998 and the preliminary unaudited combined financial statements of the DCAP

          Entities  for the six  month  period  then  ended  attached  hereto as
          Schedule 1. EXTECH acknowledges that such financial statements are subject to normal year-end audit adjustments, which Lang and Weinzimer represent will not be material. The receipt of the foregoing shall not be construed as a limitation or waiver of any rights that EXTECH may have under the Agreement with respect thereto.

     (iii)Lang and Weinzimer acknowledge receipt of EXTECH's Quarterly Report on Form 10-QSB for the period ended June 30, 1998. Lang and Weinzimer acknowledge that such financial statements are subject to year-end audit adjustments, which EXTECH represents will not be material. The receipt of the foregoing shall not be construed as a limitation or waiver of any rights that Lang or Weinzimer may have under the Agreement with respect thereto.

     (iv) EXTECH consents to the following:

          (a) the sale by DCAP Garden City Park, Inc ("GCP") of its books of account upon the terms set forth on Schedule 2 attached hereto;

          (b) the acquisition by GCP of the 50% interest of Peter Gazzo therein upon the terms set forth on Schedule 2 attached hereto (GCP to be moved from Schedule B to Schedule A to the Agreement);

          (c) the contemplated acquisition by DCAP or DCAP White Plains, Inc. ("WP") or White Plains Agency, Inc. ("WPA") of the 50% interest of Fred and Helene Small in WP and WPA upon the terms set forth on Schedule 2 attached hereto;

          (d) the contemplated sale by DCAP Oceanside, Inc. ("Oceanside") of its books of account upon the terms set forth on Schedule 2 attached hereto;

          (e) the taking of the other actions set forth on Schedule 2 attached hereto;

          (f) the addition of DCAP Income Tax Services, Inc. to Schedule A to the Agreement as an entity wholly owned by Lang and Weinzimer; and

          (g) the granting of additional DCAP franchises, the closing by one or more of the DCAP Entities of their respective store locations and the sale by one or more of the DCAP Entities of their respective books of account upon terms reasonably satisfactory to EXTECH.

     (v)  Lang and Weinzimer consent to the following:

          (a)  the issuance and sale by EXTECH of 1,486,893 shares of Common

               Stock to Eagle Insurance Company ("Eagle") at a purchase price of $.67 per share (an aggregate of $996,218.31) pursuant to the terms and conditions of a Subscription Agreement substantially in the form of the draft thereof dated September 2, 1998 (the "Eagle Agreement"), such issuance and sale to occur concurrently with the Closing of the Agreement;

          (b) an increase in the size of the Board of Directors of EXTECH at the Closing of the Agreement to five and the appointment thereto of a nominee designated by Eagle (which nominee shall be either William Wallach or Robert Wallach);

          (c) the agreement by EXTECH to nominate as a director thereof, during the five year period following the closing of the Eagle Agreement, one person designated by Eagle (which nominee shall be either William Wallach or Robert Wallach) provided that Eagle remains the beneficial owner of at least 1,000,000 shares of Common Stock of EXTECH (subject to adjustment for stock splits, reverse stock splits and the like);

          (d) the adoption by the Board of Directors of EXTECH, without approval by the stockholders of EXTECH, of a By-Law provision to the effect set forth in clause (ii)(b) of the definition of "Stockholder Approval" in the Agreement; and

          (e) the adoption by the Board of Directors of EXTECH, without approval by the stockholders of EXTECH, of a By-Law provision to the effect that, in order to (i) terminate the employment of a person who is an officer and director of EXTECH (including, without limitation, the Chairman of the Board, Vice Chairman of the Board, President and Executive Vice President of EXTECH) and who is a party to an employment agreement with EXTECH or (ii) elect not to extend the term thereof, then (x) the approval of the Board of Directors shall be required and (y) (I) if the termination is based upon a claim of cause, the approval of a majority of all of the members (including, for purposes of determining the number of members of the Board, the subject employee, if a Board member) shall be required and (II) if the termination is not based upon a claim of cause, or if the Company desires to elect not to extend the term of the particular employment agreement, the approval of seventy-five percent (75%) of all of the members (including, for purposes of determining the number of members of the Board, the subject employee, if a Board member) (rounded to the nearest integer) shall be required.

     (vi) Paragraph (b) and (c) of Section 13.1 of the Agreement is amended to substitute "December 31, 1998" for "the four month anniversary of the date hereof."

     (vii)Section 15.6 of the Agreement is amended to include the following addresses for Certilman and Haft:

                  If to Certilman:

                  c/o Certilman Balin Adler & Hyman, LLP
                  90 Merrick Avenue
                  East Meadow, New York 11554
                  Telecopier Number: (516) 296-7111

                  With a copy to:

                  Certilman Balin Adler & Hyman, LLP
                  90 Merrick Avenue
                  East Meadow, New York  11554
                  Attention:  Fred Skolnik,  Esq.
                  Telecopier Number: (516) 296-7111

                  If to Haft:

                  c/o Parker, Duryee, Rosoff & Haft
                  529 Fifth Avenue, 8th Floor
                  New York, New York 10017
                  Telecopier Number: (212) 972-9487

                  With a copy to:

                  Certilman Balin Adler & Hyman, LLP
                  90 Merrick Avenue
                  East Meadow, New York  11554
                  Attention:  Fred Skolnik,  Esq.
                  Telecopier Number: (516) 296-7111

     Except as amended hereby, the provisions of the Agreement shall continue in full force and effect.

     Reference is also made to those certain Promissory Notes of DCAP dated November 26, 1997, March 20, 1998 and May 8, 1998 payable to the order of EXTECH in the principal amounts of $325,000, $114,000 and $311,000, respectively, as amended (collectively, the "Notes"). The parties hereto hereby agree that the respective principal amounts of the Notes, together with accrued interest as provided for therein, shall be due and payable on December 31, 1998 (subject to acceleration as provided for in the respective Notes). Except as amended hereby, the Notes shall continue in full force and effect in accordance with their respective terms and EXTECH shall not be deemed to have waived or otherwise limited any of its rights with respect thereto.

     If the foregoing accurately sets your understanding, please so indicate by signing in the space provided below.

                                              Very truly yours,

                                              EXTECH Corporation

                                              By:__________________________
                                                 Morton L. Certilman, President

Agreed:

-----------------------------
Morton L. Certilman


-----------------------------
Jay M. Haft


---------------------------
Kevin Lang


---------------------------
Abraham Weinzimer

K:\WPDOC\CORP\EXTECH\DCAP\AGREEMEN\AGREEAM3.998
                                        5

                                   Schedule 2

GCP - Sale of Books of Account

     Purchase price of $85,000, payable to the extent of $20,000 in cash and the balance of $65,000 by the delivery to GCP of a promissory note (the "$65,000 Note") that provides for interest at the rate of 8% per annum and the payment of 36 equal monthly installments of principal and interest (subject to acceleration to the extent of the receipt of commission payments arising out of or generated by such book of accounts).

GCP- Acquisition from Gazzo

     Purchase price equal to $32,500 less an amount equal to one-half of all liabilities of GCP (such purchase price being payable only to the extent of monies received by GCP pursuant to the $65,000 Note and only after the receipt by GCP pursuant to the $65,000 Note of an amount equal to all of its liabilities).

WP and WPA - Acquisition from Smalls

     Aggregate purchase price of $125,000 payable, with interest at the rate of 9% per annum, in 60 equal monthly installments of principal and interest (subject to any obligation of DCAP being non-recourse).

Oceanside - Sale of Books of Account

     Purchase price equal to commission payments arising out of or generated by transferred books of account for one year period following closing (with a minimum purchase price of $40,000).

Changes in Employment Arrangements

    Stuart Greenvald -         Promotion to sales manager with salary and perks
                               increased by an aggregate of $25,000
    Andrew Lerner -            Promotion to Regional Manager
    Kathleen Cerrochi -        Promotion to Regional Manager
    Allen Bellinger -          Promotion to Regional Manager with $10,000
                               increase in salary

New Franchise Locations

    Sunset Park, Brooklyn
    Lawrence
    Riverhead

Store Closure

    Rego Park

K:\WPDOC\CORP\EXTECH\DCAP\AGREEMEN\AGREEAM3.998
                                        6

                               EXTECH Corporation
                                90 Merrick Avenue
                           East Meadow, New York 11554



                                                               December 17, 1998



Kevin Lang
Abraham Weinzimer
c/o Dealers Choice Automotive
  Planning Inc.
2545 Hempstead Turnpike
East Meadow, NY 11554

Morton L. Certilman
90 Merrick Avenue
East Meadow, NY 11554

Jay M. Haft
201 South Biscayne Boulevard
Suite 3000
Miami, Florida  33131

Gentlemen:

     Reference is made to that certain Agreement, dated as of May 8, 1998, by and among EXTECH Corporation, Morton L. Certilman, Jay M. Haft, Kevin Lang and Abraham Weinzimer, as amended (the "Agreement").

     Each of the parties to the Agreement  hereby agrees the  paragraphs (b) and
(c) of Section 13.1 of the Agreement are amended to substitute "February 28, 1999" for "December 31, 1998."

     Except as amended hereby, the provisions of the Agreement, as amended, shall continue in full force and effect.

     If the foregoing accurately sets your understanding, please so indicate by signing in the space provided below.

                                           Very truly yours,

                                           EXTECH Corporation

                                           By:__________________________
                                                 Morton L. Certilman, President

Agreed:

-----------------------------
Morton L. Certilman


-----------------------------
Jay M. Haft


---------------------------
Kevin Lang


---------------------------
Abraham Weinzimer

                                                                      Appendix B

                                Capitalink, L.C.
                                800 Douglas Road
                                La Puerta del Sol
                                    Suite 245
                           Coral Gables, Florida 33134




                                                               December 22, 1998

Board of Directors
EXTECH CORPORATION
90 Merrick Avenue
East Meadow, New York 11554


Members of the Board:

     We understand that there is an agreement dated May 8, 1998 (the "Agreement") by and among Extech Corporation, a Delaware corporation ("Extech"), Morton L. Certilman ("Certilman"), Jay M. Haft ("Haft"), Kevin Lang ("Lang") and Abraham Weinzimer ("Weinzimer), whereby the events set forth below shall occur. We further understand that Lang and Weinzimer own (i) all of the issued and outstanding common shares of Dealers Choice Automotive Planning Inc. and certain other corporations as set forth on Schedule A of the Agreement, and (ii) certain of the outstanding common shares of certain other corporations and certain membership interests in a certain limited liability company as set forth on Schedule B of the Agreement (Lang and Weinzimer are sometimes referred to as the "DCAP Shareholders") (the entities referenced in (i) and (ii) above are hereafter, "DCAP") .

     At the closing of the Agreement, the following events are to occur:

     The DCAP Shareholders will transfer all of the outstanding common shares of DCAP to Extech in exchange for an aggregate of 3,300,000 shares of Extech common stock.

     The DCAP Shareholders will purchase an aggregate of 950,000 shares of Extech common stock at a purchase price of $.25 per share, or $237,500 in the aggregate. In connection with such purchase, the DCAP Shareholders will (a) pay cash in the aggregate amount of

Extech Corporation
Board of Directors
December 22, 1998




          $9,500, and (b) each deliver a promissory note to Extech in the principal amount of $114,000 (an aggregate of $228,000).

     Certilman and Haft, or their designees, will each purchase 226,000 shares of Extech common stock at a purchase price of $.25 per share, or $113,000 in the aggregate. Certilman and Haft will each pay cash for such shares.

     Certilman, Haft, and each of the DCAP Shareholders will purchase 450,000 shares of Extech common stock from a third party (1,800,000 in the aggregate) at a purchase price of $.25 per share. In connection with such purchase, Extech will loan each of the DCAP Shareholders $112,500 ($225,000 in the aggregate). The promissory notes reflecting such loan will be non-recourse against the respective DCAP Shareholder.

The transaction described in the preceding section is referred to as the "Proposed Transaction."

     You have requested our opinion as to the fairness, from a financial point of view, to Extech of the consideration to be offered under the terms of the Agreement. We have not been requested to opine as to, and our opinion does not in any manner address, the underlying business decision of Extech to proceed with or effect the Proposed Transaction.

     In arriving at our opinion, we, among other things: (i) reviewed the Agreement and the specific terms of the Proposed Transaction; (ii) reviewed publicly available financial information and other data with respect to Extech, including the Form 10-KSB for the fiscal year ended December 31, 1997, and certain other relevant financial and operating data relating to Extech and DCAP made available to us from published sources and from the internal records of Extech and DCAP; (iii) reviewed and discussed with representatives of the managements of Extech and DCAP certain financial and operating information furnished to us by them, including financial projections and related assumptions with respect to the business, operations and prospects of DCAP; (iv) considered various trading multiples, to the extent publicly available, of certain other companies that we deemed comparable to DCAP; (v) considered the historical financial results and present financial condition of each of Extech and DCAP;
(vi) reviewed certain publicly available information concerning the trading of, and the trading market for, the common stock of Extech; (vii) inquired about and discussed the Proposed Transaction and Agreement and other matters related thereto with Extech's management; and (viii) performed such other analyses and examinations as we deemed appropriate.

     In arriving at our opinion, we have relied upon and assumed the accuracy and completeness

Extech Corporation
Board of Directors
December 22, 1998




of all of the  financial  and  other  information  that was  used by us  without assuming any responsibility for any independent verification of any such information and have further relied upon the assurances of managements of Extech and DCAP that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial projections of DCAP, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgements of management as to DCAP's future operating and financial performance, and that such projections provide a reasonable basis upon which we could form an opinion. In addition, the projections of DCAP were based upon numerous variables and assumptions that are inherently uncertain, including, without limitation, factors relating to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projections. In arriving at our opinion, we have not made a physical inspection of the properties and facilities of Extech and DCAP, and have not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of Extech and DCAP. We have assumed that the Proposed Transaction will be consummated in an manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. In addition, upon the advice of the management of Extech and its legal and accounting advisors, we have assumed that the exchange of shares in the Proposed Transaction will not be a taxable event based on Section 351 of the Internal Revenue Code of 1986, as amended. Our opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, May 8, 1998. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.


     We have also assumed, with your consent, that the Proposed Transaction will be consummated in accordance with the terms described in the Agreement, without any further amendments thereto, and without waiver by Extech of any of the conditions to its obligations thereunder.

     Based upon and subject to the foregoing, it is our opinion that as of May 8, 1998, from a financial point of view, the consideration to be offered in the Proposed Transaction is fair to Extech.

     In connection with our services, we have previously received a deposit and will receive the balance of our fee upon rendering this opinion. In addition, Extech has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion.

     Notwithstanding anything contained herein to the contrary, this opinion is as of May 8, 1998. We have not undertaken any investigation to update the

Extech Corporation
Board of Directors
December 22, 1998


opinion after such date or through the date hereof. We disclaim any obligation to advise you of any changes that thereafter were or may be brought to our attention.

     Our opinion is for the use and benefit of the Board of Directors of Extech and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of Extech as to how such stockholder should vote with respect to the Proposed Transaction. We understand that this opinion may be included in a document required to be filed with the Securities and Exchange Commission and distributed to stockholders in connection with the Proposed Transaction, subject to the approval in form and substance by us and our legal counsel of any description of or reference to us or any summary of this opinion or any presentation of Capitalink included in such document.

Very truly yours,



CAPITALINK, L.C.

                               EXTECH CORPORATION
                      The Financial Center at Mitchel Field
                                90 Merrick Avenue
                           East Meadow, New York 11554

           This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Jay M. Haft and Morton L. Certilman as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of Common Stock of EXTECH Corporation ("EXTECH" or the "Company") held of record by the undersigned at the close of business on February 2, 1999 at the Annual Meeting of Stockholders to be held on February 25, 1999 or any adjournment thereof.


1. Election of Directors:

FOR all nominees listed below                   WITHHOLD AUTHORITY to vote
(except as marked to the contrary)              for all nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

       Jay M. Haft            Morton L. Certilman             Leon Lapidus


     The Company's Certificate of Incorporation provides for cumulative voting of shares for the election of directors, which means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (three) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or all three of the nominees. A vote FOR includes discretionary authority to cumulate votes among nominees. To cumulate specifically votes for any nominee, set forth the number of votes after the name of each nominee below:


      Jay M. Haft ___        Morton L. Certilman ___            Leon Lapidus ___


2. Proposal to approve the Agreement, dated as of May 8, 1998, by and among the Company, Morton L. Certilman, Jay M. Haft, Kevin Lang and Abraham Weinzimer, as amended, and the consummation of the transactions contemplated thereby (the "DCAP Acquisition"). Pursuant to the DCAP Acquisition, among other things (a) EXTECH will acquire all of the outstanding stock of Dealers Choice Automotive Planning Inc. ("DCAP"), a company that is owned by Messrs. Lang and Weinzimer, as well as interests in other companies that are wholly-owned or partially-owned by Messrs. Lang and Weinzimer, (b) EXTECH will issue an aggregate of 3,300,000 shares of its Common Stock ("Common Shares") to Messrs. Lang and Weinzimer, (c) Messrs. Certilman, Haft, Lang and Weinzimer will purchase an aggregate of 1,402,000 Common Shares from EXTECH, (d) Messrs. Certilman, Haft, Lang and
Weinzimer will purchase an aggregate of 1,800,000 Common Shares from a stockholder of the Company, (e) EXTECH will lend monies to Messrs. Lang and

Weinzimer to allow them to make the purchases of their portion of the 1,800,000 shares, (f) Messrs. Certilman, Haft, Lang and Weinzimer will enter into employment agreements with the Company and will be granted stock options, and
(g) the size of the Board of Directors of EXTECH will be increased to four, Mr. Lapidus will resign as a director of the Company and Messrs. Lang and Weinzimer will be appointed as directors. The size of the Board is contemplated to be increased further to five at the closing of the DCAP Acquisition, and Robert M. Wallach is to be appointed as a director.

      FOR ____                  AGAINST ____                    ABSTAIN ____

3. Subject to obtaining stockholder approval of the DCAP Acquisition, proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "DCAP Group, Inc."

      FOR ____                  AGAINST ____                    ABSTAIN ____

4. Subject to obtaining stockholder approval of the DCAP Acquisition, proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 25,000,000.

      FOR ____                  AGAINST ____                    ABSTAIN ____


5. Subject to obtaining stockholder approval of the DCAP Acquisition, proposal to amend the Company's Certificate of Incorporation to provide that, under certain circumstances, if action is to be taken by the stockholders of the Company without a meeting, then the written consent of the holders of all of the shares of capital stock of the Company entitled to vote on such action will be required.


      FOR ____                  AGAINST ____                    ABSTAIN ____

6. Proposal to ratify the adoption of the Company's 1998 Stock Option Plan.

      FOR ____                  AGAINST ____                    ABSTAIN ____

7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of Directors and FOR Proposals 2, 3, 4, 5 and 6.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                          Please sign exactly as
                                                     name  appears  below.  When
                                                     shares  are  held by  joint
                                                     tenants,  both should sign.
                                                     When  signing as  attorney,
                                                     executor,    administrator,
                                                     trustee or guardian, please
                                                     give full title as such. If
                                                     a corporation,  please sign
                                                     in full  corporate  name by
                                                     the   President   or  other
                                                     authorized  officer.  If  a
                                                     partnership, please sign in
                                                     partnership     name     by
                                                     authorized person.



                                                     Dated:_______________, 1999



                                                     Signature


                                                     Signature if held jointly

K:\WPDOC\CORP\EXTECH\PROXY\Prxycard3.98